ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Financial Statements

and Supplemental Schedules

December 31, 2015 and 2014

(With Report of Independent Registered Public Accounting Firm Thereon)

KPMG LLP 4200 Wells Fargo Center 90 South Seventh Street Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder

Allianz Life Insurance Company of North America:

We have audited the accompanying consolidated balance sheets of Allianz Life Insurance Company of North America and subsidiaries (the Company) as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income (loss), stockholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2015. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Allianz Life Insurance Company of North America and subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary information included in Schedules I, II, and III is presented for purposes of additional analysis and is not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

/s/ KPMG LLP

Minneapolis, Minnesota

March 31, 2016

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative

(“KPMG International”), a Swiss entity.

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Balance Sheets

December 31, 2015 and 2014

(In thousands, except share data)

Assets	2015	2014
Investments:
Fixed-maturity securities:
Available-for-sale, at fair value (amortized cost of $79,180,533 and $72,953,379, respectively)	$80,734,468	79,211,785
At fair value through income (amortized cost of $36,474 and $40,535 respectively)	37,111	41,223
Held to maturity, at amortized cost (fair value of $5,279 and $204,489, respectively)	55	180,398
Mortgage loans on real estate (net of valuation allowances of $37,400 and $35,000, respectively)	8,788,018	7,182,169
Short-term securities	4,454	47,897
Derivatives	591,609	721,736
Loans to affiliates	33,005	850,115
Policy loans	163,129	160,141
Acquired loans	224,083	201,268
Equity securities:
Available-for-sale (cost of $71,005 and $6,180, respectively)	68,611	6,226
Trading (cost of $299,017 and $296,992, respectively)	292,816	314,023
Other invested assets	92,977	75,041

Total investments	91,030,336	88,992,022
Cash and cash equivalents	3,608,092	3,832,569
Accrued investment income	1,043,464	919,332
Receivables (net of allowance for uncollectible accounts of $5,560 and $6,631, respectively)	401,926	150,871
Reinsurance recoverables and receivables	4,433,499	4,205,860
Deferred acquisition costs	6,283,236	4,362,771
Net deferred tax asset	542,971	—
Other assets	2,131,148	1,855,159

Assets, exclusive of separate account assets	109,474,672	104,318,584
Separate account assets	28,243,123	30,789,371

Total assets	$137,717,795	135,107,955

Consolidated Financial Statements and Supplemental Schedules
Page 2 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Balance Sheets

December 31, 2015 and 2014

(In thousands, except share data)

Liabilities and Stockholder’s Equity	2015	2014
Policyholder liabilities:
Account balances and future policy benefit reserves (includes $1,055,301 and $392,388 measured at fair value under the fair value option at December 31, 2015 and 2014)	$97,314,497	91,358,761
Policy and contract claims	517,925	443,444
Unearned premiums	154,116	130,701
Other policyholder funds	296,222	331,364

Total policyholder liabilities	98,282,760	92,264,270
Derivative liability	350,321	448,220
Mortgage notes payable	84,761	92,184
Net deferred tax liability	—	459,506
Other liabilities	4,240,504	3,278,054

Liabilities, exclusive of separate account liabilities	102,958,346	96,542,234
Separate account liabilities	28,243,123	30,789,371

Total liabilities	131,201,469	127,331,605

Stockholder’s equity:
Class A, Series A preferred stock, $1 par value. Authorized, issued, and outstanding, 8,909,195 shares; liquidation preference of $1,560 at December 31, 2015 and 2014	8,909	8,909
Class A, Series B preferred stock, $1 par value. Authorized, 10,000,000 shares; issued and outstanding, 9,994,289 shares; liquidation preference of $1,750 at December 31, 2015 and 2014	9,994	9,994
Common stock, $1 par value. Authorized, 40,000,000 shares; issued and outstanding, 20,000,001 shares at December 31, 2015 and 2014	20,000	20,000
Additional paid-in capital	4,053,371	4,053,371
Retained earnings	1,935,102	1,906,931
Accumulated other comprehensive income, net of tax	488,950	1,777,145

Total stockholder’s equity	6,516,326	7,776,350

Total liabilities and stockholder’s equity	$137,717,795	135,107,955

See accompanying notes to consolidated financial statements.

Consolidated Financial Statements and Supplemental Schedules

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Statements of Operations

Years ended December 31, 2015, 2014 and 2013

(In thousands)

	2015	2014	2013
Revenue:
Premiums	$244,226	241,704	235,783
Policy fees	1,330,651	1,286,614	1,172,357
Premiums and policy fees, ceded	(125,286)	(120,221)	(119,767)

Net premiums and policy fees	1,449,591	1,408,097	1,288,373
Interest and similar income, net	4,180,103	3,957,298	3,592,117
Change in fair value of assets and liabilities	(532,720)	1,841,989	921,265
Realized investment gains, net	94,413	77,762	188,297
Fee and commission revenue	293,333	282,058	261,926
Other revenue	10,066	29,762	44,853

Total revenue	5,494,786	7,596,966	6,296,831

Benefits and expenses:
Policyholder benefits	1,031,440	689,319	834,552
Change in fair value of annuity and life embedded derivatives	588,595	4,955,984	1,598,061
Benefit recoveries	(499,825)	(371,608)	(268,067)
Net interest credited to account values	1,482,884	602,130	1,539,473

Net benefits and expenses	2,603,094	5,875,825	3,704,019
Commissions and other agent compensation	1,167,109	1,537,224	978,316
General and administrative expenses	641,962	676,815	663,319
Change in deferred acquisition costs, net	239,259	(673,086)	206,699

Total benefits and expenses	4,651,424	7,416,778	5,552,353

Income from operations before income taxes	843,362	180,188	744,478

Income tax expense (benefit):
Current	551,052	265,586	42,854
Deferred	(307,986)	(240,863)	160,438

Total income tax expense	243,066	24,723	203,292

Net income	$600,296	155,465	541,186

Supplemental disclosures:
Realized investment (losses), net:
Total other-than-temporary impairment losses on securities	$(58,975)	(6,445)	(15,048)
Portion of loss recognized in other comprehensive income	—	—	—

Net impairment losses recognized in realized investment gains, net	(58,975)	(6,445)	(15,048)
Other net realized gains	153,388	84,207	203,345

Realized investment gains, net	$94,413	77,762	188,297

See accompanying notes to consolidated financial statements.

Consolidated Financial Statements and Supplemental Schedules

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Statements of Comprehensive (Loss) Income

Years ended December 31, 2015, 2014 and 2013

(In thousands)

	2015	2014	2013
Net income	$600,296	155,465	541,186
Foreign currency translation adjustments, net of tax	(4,009)	(2,103)	(1,650)
Unrealized gain (loss) on postretirement obligation, net of tax	111	(6)	167
Net unrealized loss (gain) on investments, net of shadow adjustments and deferred taxes	(1,284,297)	776,470	(1,228,638)

Total other comprehensive (loss) income	(1,288,195)	774,361	(1,230,121)

Total comprehensive (loss) income	$(687,899)	929,826	(688,935)

See accompanying notes to consolidated financial statements.

Consolidated Financial Statements and Supplemental Schedules

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Statements of Stockholder’s Equity

Years ended December 31, 2015, 2014 and 2013

(In thousands)

	Preferred stock	Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive income	Total stockholder’s equity
2013:
Balance, beginning of year	$18,903	20,000	4,053,371	2,110,280	2,232,905	8,435,459
Comprehensive income:
Net income	—	—	—	541,186	—	541,186
Net unrealized loss on investments, net of shadow adjustments and deferred taxes	—	—	—	—	(1,228,638)	(1,228,638)
Net unrealized gain on postretirement obligation, net of deferred taxes	—	—	—	—	167	167
Foreign currency translation adjustment, net of deferred taxes	—	—	—	—	(1,650)	(1,650)

Total comprehensive loss						(688,935)
Dividend to parent	—	—	—	(650,000)	—	(650,000)

Balance, end of year	$18,903	20,000	4,053,371	2,001,466	1,002,784	7,096,524

2014:
Balance, beginning of year	$18,903	20,000	4,053,371	2,001,466	1,002,784	7,096,524
Comprehensive income:
Net income	—	—	—	155,465	—	155,465
Net unrealized gain on investments, net of shadow adjustments and deferred taxes	—	—	—	—	776,470	776,470
Net unrealized loss on postretirement obligation, net of deferred taxes	—	—	—	—	(6)	(6)
Foreign currency translation adjustment, net of deferred taxes	—	—	—	—	(2,103)	(2,103)

Total comprehensive income						929,826
Dividend to parent	—	—	—	(250,000)	—	(250,000)

Balance, end of year	$18,903	20,000	4,053,371	1,906,931	1,777,145	7,776,350

2015:
Balance, beginning of year	$18,903	20,000	4,053,371	1,906,931	1,777,145	7,776,350
Comprehensive income:
Net income	—	—	—	600,296	—	600,296
Net unrealized loss on investments, net of shadow adjustments and deferred taxes	—	—	—	—	(1,284,297)	(1,284,297)
Net unrealized gain on postretirement obligation, net of deferred taxes	—	—	—	—	111	111
Foreign currency translation adjustment, net of deferred taxes	—	—	—	—	(4,009)	(4,009)

Total comprehensive loss						(687,899)
Dividend to parent	—	—	—	(572,125)	—	(572,125)

Balance, end of year	$18,903	20,000	4,053,371	1,935,102	488,950	6,516,326

See accompanying notes to consolidated financial statements.

Consolidated Financial Statements and Supplemental Schedules

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Statements of Cash Flows

Years ended December 31, 2015, 2014 and 2013

(In thousands)

	2015	2014	2013
Cash flows provided by operating activities:
Net income	$600,296	155,465	541,186
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment gains	(80,225)	(77,209)	(199,546)
Purchase of fixed-maturity securities at fair value through income	(4,819)	(9,156)	(14,075)
Sale, maturity, and other redemptions of fixed-maturity securities at fair value through income	8,700	8,500	8,306
Purchases of trading securities	(497,657)	(241,188)	(226,555)
Sale and other redemptions of trading securities	503,912	158,825	49,856
Change in annuity-related options, derivatives, and gross reserves	109,763	1,561,437	3,573,672
Deferred income tax (benefit) expense	(307,986)	(240,863)	160,438
Charges to policy account balances	(187,637)	(158,401)	(136,807)
Gross interest credited to account balances	1,618,376	829,932	1,731,843
Amortization and depreciation	60,857	(41,534)	(10,259)
Change in:
Accrued investment income	(124,230)	(87,428)	(63,627)
Receivables	(251,059)	(12,479)	16,560
Reinsurance recoverables and receivables	(227,639)	(100,782)	(25,485)
Deferred acquisition costs	239,259	(673,086)	206,699
Future policy benefit reserves	1,218,582	1,826,979	(764,875)
Policy and contract claims	74,481	27,335	57,377
Other policyholder funds	(35,142)	59,155	85,602
Unearned premiums	(20,157)	11,669	9,639
Other assets and liabilities	521,573	166,689	105,279
Other, net	(5,924)	745	(3,109)

Total adjustments	2,613,028	3,009,140	4,560,933

Net cash provided by operating activities	$3,213,324	3,164,605	5,102,119

Consolidated Financial Statements and Supplemental Schedules
Page 7 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Consolidated Statements of Cash Flows

Years ended December 31, 2015, 2014 and 2013

(In thousands)

	2015	2014	2013
Cash flows used in investing activities:
Purchase of fixed-maturity securities	$(15,028,477)	(15,498,964)	(9,176,417)
Purchase of equity securities	(143,684)	(6,163)	(163,512)
Funding of mortgage loans on real estate	(2,281,527)	(1,854,016)	(559,154)
Sale and other redemptions of fixed-maturity securities	7,224,211	4,264,652	5,822,778
Matured fixed-maturity securities	1,767,133	1,121,527	724,008
Sale of equity securities	58,858	29,209	134,400
Sale of derivative securities	242,298	1,344,736	85,471
Sale of real estate	5,929	—	15,471
Net change in securities lending	118,958	537,164	970,364
Repayment/disposal of mortgage loans on real estate	673,278	811,372	493,391
Net change in short-term securities	43,443	(40,350)	(2,045)
Purchase of home office property and equipment	(7,486)	(4,882)	(2,831)
Purchase of partnership investments	(19,777)	(2,992)	(1,478)
Change in loan to affiliate	817,110	341,055	(1,162,445)
Change in loan to non affiliate	19,343	(21,966)	(5,896)
Options purchased, net	(512,523)	(397,943)	(217,382)
Other, net	(2,958)	(682)	6,132

Net cash used in investing activities	(7,025,871)	(9,378,243)	(3,039,145)

Cash flows provided by financing activities:
Cash received from FHLB advance	500,000	—	—
Policyholders’ deposits to account balances	10,035,234	13,666,314	7,014,576
Policyholders’ withdrawals from account balances	(6,485,558)	(6,207,879)	(6,438,692)
Policyholders’ net transfers between account balances	101,897	(98,712)	(1,094,927)
Change in amounts drawn in excess of bank balances	16,045	(884)	(23,062)
Dividend paid to parent company	(572,125)	(250,000)	(650,000)
Repayment of mortgage notes payable	(7,423)	(7,026)	(6,648)

Net cash provided by (used in) financing activities	3,588,070	7,101,813	(1,198,753)

Net change in cash and cash equivalents	(224,477)	888,175	864,221
Cash and cash equivalents at beginning of year	3,832,569	2,944,394	2,080,173

Cash and cash equivalents at end of year	$3,608,092	3,832,569	2,944,394

See accompanying notes to consolidated financial statements.

Consolidated Financial Statements and Supplemental Schedules

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

(1)	Organization

Allianz Life Insurance Company of North America is a wholly owned subsidiary of Allianz of America, Inc. (AZOA or parent company), which is a wholly owned subsidiary of Allianz Europe, B.V. Allianz Europe, B.V. is a wholly owned subsidiary of Allianz SE. Allianz SE is a European Company registered in Munich, Germany, and is the Company’s ultimate parent. Allianz Life Insurance Company of North America and its wholly owned subsidiaries are referred to as the Company.

The Company is a life insurance company licensed to sell annuity, group and individual life, and group and individual accident and health policies in the United States, Canada, and several U.S. territories. Based on 2015 statutory net premium written, 94%, 5%, and 1% of the Company’s business is annuity, life insurance, and accident and health, respectively. The annuity business comprises fixed-indexed, variable-indexed, variable, and fixed interest annuities. The fixed-indexed, variable, and variable-indexed business represents 81%, 13% and 6% of 2015 statutory annuity net premium written, respectively. Life business comprises both traditional and group life. Life business includes products with guaranteed premiums and benefits and consists principally of universal life policies, fixed index universal life policies, term insurance policies, and limited payment contracts. Accident and health business primarily comprises closed blocks of long-term care (LTC) insurance. The Company’s primary distribution channels are through independent agents, broker-dealers, banks, and third-party marketing organizations.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Presentation

The Consolidated Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP), which vary in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The accounts of the Company’s primary subsidiary, Allianz Life Insurance Company of New York, and all other subsidiaries have been consolidated. All intercompany balances and transactions have been eliminated in consolidation.

(b)	Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported amounts of assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used in the Consolidated Financial Statements. Such changes in estimates are recorded in the period they are determined.

(c)	Investment Products and Universal Life Business

Investment products consist primarily of fixed, variable, and deferred annuity products. Premium receipts are reported as deposits to the contractholders’ accounts. Policy fees on the Consolidated

Consolidated Financial Statements and Supplemental Schedules
Page 9 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

Statements of Operations represent asset fees, cost of insurance charges, administrative fees, charges for guarantees on investment products, and surrender charges for investment products and universal life insurance. These fees have been earned and assessed against contractholders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Amounts assessed that represent compensation to the Company for services to be provided in future periods are not earned in the period assessed. Such amounts are reported as unearned premiums, which include unearned revenue reserves (URR), and are recognized in operations over the period benefited using the same assumptions and factors used to amortize capitalized acquisition costs. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Derivatives embedded in fixed-indexed, variable, and certain life products are recorded at fair value and changes in value are included in Change in fair value of annuity and life embedded derivatives on the Consolidated Statements of Operations. Benefits consist of interest credited to contractholders’ accounts and claims incurred in excess of the contractholders’ account balance and are included in Net interest credited to account values and Policyholder benefits, respectively, on the Consolidated Statements of Operations.

The Company offers a variable annuity product that combines a separate account option with a general account option that is similar to a fixed-indexed annuity. The Company has elected the fair value option to account for the entire insurance contract liability and the variable investment option assets backing the separate account. The insurance contracts’ reserves are reported in Account balances and future policy benefit reserves and the variable investment option assets backing the separate account are reported in Equity securities, trading on the Consolidated Balance Sheets. Assets backing the general account are primarily reported in Fixed-maturity securities, Available-for-sale on the Consolidated Balance Sheets. Electing the fair value option for an insurance contract liability requires that the Company account for that liability as a financial instrument and also requires that acquisition costs be recognized immediately in expense.

(d)	Life and Accident and Health Insurance

Premiums on traditional life products are recognized as earned when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by establishing provisions for future policy benefits and deferral and amortization of related acquisition costs.

Accident and health premiums are recognized as earned on a pro rata basis over the risk coverage periods. Benefits and expenses are recognized as incurred.

(e)	Goodwill

Goodwill is the excess of the amount paid to acquire a company over the fair value of its tangible net assets, value of business acquired (VOBA), other identifiable intangible assets, and valuation adjustments (such as impairments), if any. Goodwill is reported in Other assets on the Consolidated Balance Sheets.

Consolidated Financial Statements and Supplemental Schedules
Page 10 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

Goodwill is evaluated annually for impairment at the reporting unit level, which is one level below an operating segment. Goodwill of a reporting unit is also tested for impairment on an interim basis if a triggering event occurs, such as a significant adverse change in the business climate or a decision to sell or dispose of a business unit.

(f)	Value of Business Acquired and Other Intangible Assets

The value of insurance in-force purchased is recorded as the VOBA and is reported in Other assets on the Consolidated Balance Sheets. The initial value was determined by an actuarial study using the present value of future profits in calculating the value of the insurance purchased. An accrual of interest is added to the unamortized balance using the rates credited to the policyholder accounts. The balance is amortized in relation to the present value of expected future gross profits in the same manner as Deferred Acquisition Costs (DAC). The amortization period is expected to be approximately 20 years from the date the business was acquired; however, the Company continually monitors this assumption. If estimated gross profits (EGP) differ from expectations, the amortization of VOBA is adjusted on a retrospective or prospective basis, as appropriate.

Adjustments to VOBA are made to reflect the estimated corresponding impact on the present value of expected future gross profits from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow VOBA). These adjustments are included in accumulated other comprehensive income and are explained further in the Investments section of this note.

The recoverability of VOBA is evaluated annually, or earlier if factors warrant, based on estimates of future earnings related to the insurance in-force purchased. If the existing insurance liabilities, together with the present value of future net cash flows from the blocks of business acquired, are not sufficient to recover VOBA, the difference, if any, is charged to expense through General and administrative expenses within the Consolidated Statements of Operations.

Intangible assets are identified by the Company in accordance with the Intangibles – Goodwill and Other Topic of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (Codification), which requires an identifiable intangible asset to be recognized apart from goodwill when it arises from contractual or legal rights or it is capable of being separated and valued when sold, transferred, licensed, rented, or exchanged. The Company determines the useful life and amortization period for each intangible asset identified at acquisition, and continually monitors these assumptions. An intangible asset with a determinable life is amortized over that period, while an intangible asset with an indefinite useful life is not amortized.

The Company’s intangible assets include trademarks, agent lists, and noncompete agreements that were acquired as a result of the Company’s ownership in field marketing organizations, and are reported in Other assets on the Consolidated Balance Sheets. These intangible assets were assigned values using the present value of projected future cash flows and are generally amortized over five years using the straight-line method. Also included in the Company’s intangible assets are the

Consolidated Financial Statements and Supplemental Schedules
Page 11 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

trade name and service mark of a broker-dealer acquired during 2005, and state insurance licenses acquired in 2007.

Recoverability of the value of the amortizing intangible assets is assessed whenever events or changes in circumstances indicate the carrying amount may not be recoverable. Recoverability of the value of the nonamortizing intangible assets is assessed annually or earlier if events or changes in circumstances indicate the carrying amount may not be recoverable.

(g)	Deferred Acquisition Costs

Acquisition costs consist of commissions and other incremental costs that are directly related to the successful acquisition of insurance contracts. Acquisition costs are deferred to the extent recoverable from future policy revenues and gross profits. However, acquisition costs associated with insurance contracts recorded under the fair value option are not deferred as guidance related to the fair value option requires that transaction costs are recorded immediately as an expense. For interest-sensitive products and variable annuity contracts issued in 2010 and after, acquisition costs are amortized in relation to the present value of expected future gross profits from investments and mortality, morbidity, and expense charges. For variable annuity contracts issued prior to 2010, acquisition costs are amortized in relation to the present value of estimated gross revenues from investments and mortality, morbidity, and expense charges. Acquisition costs for accident and health insurance policies are deferred and amortized over the lives of the policies in the same manner as premiums are earned. For traditional life and group life products, such costs are amortized over the projected earnings pattern of the related policies using the same actuarial assumptions used in computing future policy benefit reserves. DAC is reviewed for recoverability and loss recognition, at least annually, and adjusted when necessary. Recoverability and loss recognition are evaluated separately for fixed annuities, variable annuities, and life insurance products. The evaluation is a two-step process where current policy year issues are evaluated for recoverability, and then in-force policies are evaluated for loss recognition. Before assessing recoverability and loss recognition, DAC is capped, if necessary, such that the balance cannot exceed the original capitalized costs plus interest.

Adjustments to DAC are made to reflect the corresponding impact on the present value of expected future gross profits and revenues from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow DAC). These adjustments are included in accumulated other comprehensive income and are explained further in the Investments section of this note.

Changes in assumptions can have an impact on the amount of DAC reported for annuity and life insurance products and their related amortization patterns. In the event experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense, which is referred to as DAC unlocking. In general, increases in the estimated investment spreads and fees result in increased expected future profitability and may decrease the rate of DAC amortization, while increases in costs of product guarantees, and lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

Consolidated Financial Statements and Supplemental Schedules
Page 12 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

The Company formally evaluates the appropriateness of the best-estimate assumptions on an annual basis. If the economic environment or policyholder behavior changes quickly and substantially, assumptions will be reviewed more frequently to affirm best estimates. Any resulting DAC unlocking is reflected prospectively in Change in DAC, net on the Consolidated Statements of Operations.

Adjustments may also be made to the EGPs or estimated gross revenues related to DAC that correspond to deferred annuities and universal life products for investment activity, such as write-downs on other-than-temporarily impaired fixed-maturity securities, and realized gains and losses. Management action may include assumption changes in the DAC models, such as adjustments to expected future gross profits or revenues used, as well as in-force management action such as crediting rate changes or index rate cap adjustments. This approach applies to fixed-maturity securities purchased at investment grade only and not noninvestment-grade items that were purchased with other yield considerations. See further discussion of DAC unlocking in note 10.

The Company assesses internal replacements on insurance contracts to determine whether such modifications significantly change the contract terms. An internal replacement represents a modification in product benefits, features, rights, or coverages that occurs by the exchange of an in-force insurance contract for a new insurance contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. If the modification substantially changes the contract, the remaining DAC on the original contract is immediately expensed and any new DAC on the replacement contract is deferred. If the contract modification does not substantially change the contract, DAC amortization on the original contract continues and any new acquisition costs associated with the modification are immediately expensed.

(h)	Deferred Sales Inducements

Sales inducements are product features that enhance the investment yield to the contractholder on the contract. The Company offers two types of sales inducements on certain universal life and annuity contracts. The first type, an immediate bonus, increases the account value at inception, and the second type, a persistency bonus, increases the account value at the end of a specified period.

Annuity sales inducements are deferred when credited to contractholders and life sales inducements are deferred and recognized as part of the liability for policy benefits. Deferred sales inducements (DSI) are reported in Other assets in the Consolidated Balance Sheets. They are amortized over the expected life of the contract in a manner similar to DAC and are reviewed annually for recoverability. DSI capitalization and amortization are recorded in Policyholder benefits on the Consolidated Statements of Operations.

Adjustments to DSI are made to reflect the estimated corresponding impact on the present value of expected future gross profits and revenues from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities, commonly known as shadow DSI. These adjustments are included in accumulated other comprehensive income and are explained further in the Investments section of this note.

Consolidated Financial Statements and Supplemental Schedules
Page 13 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

Adjustments may also be made to DSI related to deferred annuities for investment activity, such as write-downs on other-than-temporarily impaired fixed-maturity securities, and realized gains and losses. Management action may include assumption changes in the DSI models, such as adjustments to expected future gross profits used, as well as policyholder changes, such as credited rate changes. This approach applies to fixed-maturity securities purchased at investment grade only and not noninvestment grade items that were purchased with other yield considerations.

(i)	Account Balances and Future Policy Benefit Reserves

Policy and contract account balances for interest-sensitive products, which include universal life and fixed deferred annuities, are generally carried at accumulated contract values. For fixed-indexed annuity products, the policyholder obligation is divided into two parts – one part representing the value of the underlying base contract (host contract) and the second part representing the fair value of the expected index benefit over the life of the contract. The host contract is valued using principles consistent with similar deferred annuity contracts without an index benefit. The index benefit is valued at fair value using current capital market assumptions, such as index and volatility, to estimate future index levels. The index benefit valuation is also dependent upon estimates of future policyholder behavior. The Company must include provisions for the Company’s own credit risk and for risk that the Company’s assumptions about policyholder activity could differ from actual experience. The fair value determination of the index benefit is sensitive to the economic market and interest rate environment, as it is discounted at current market interest rates. There is volatility in this liability due to these external market sensitivities.

Certain two-tier fixed annuity products provide additional benefits payable upon annuitization for period-certain and life-contingent payout options. An additional annuitization reserve is accrued using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC.

Policy and contract account balances for variable annuity products are carried at accumulated contract values. Future policy benefit reserves for any death and income benefits that may exceed the accumulated contract values are established using a range of economic scenarios and are accrued for using assumptions consistent with those used in estimating gross profits or gross revenues for purposes of amortizing DAC. Future policy benefit reserves for accumulation and withdrawal benefits that may exceed account values are established using capital market assumptions, such as index and volatility, along with estimates of future policyholder behavior.

Future policy benefit reserves on traditional life products are computed by the net level premium method based upon estimated future investment yield, mortality and withdrawal assumptions, commensurate with the Company’s experience, modified as necessary to reflect anticipated trends, including possible unfavorable deviations. Most life reserve interest assumptions range from 2.3% to 6.0%.

Consolidated Financial Statements and Supplemental Schedules
Page 14 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

Future policy benefit reserves on LTC products are computed using a net level reserve method. Reserves are determined as the excess of the present value of future benefits over the present value of future net premiums and are based on best estimate assumptions at the time of issue for morbidity, mortality, lapse, and interest with provisions for adverse deviation. Most LTC reserve interest assumptions range from 5.0% to 6.0%.

An additional reserve has been established to provide for future expected losses that are anticipated to occur after a period of profits. The reserve accrual will be over the profit period and is based on best estimate assumptions as of the current accrual period without provisions for adverse deviation.

(j)	Policy and Contract Claims

Policy and contract claims include the liability for claims reported but not yet paid, claims incurred but not yet reported (IBNR), and claim settlement expenses on the Company’s accident and health business. Actuarial reserve development methods are generally used in the determination of IBNR liabilities. In cases of limited experience or lack of credible claims data, loss ratios are used to determine an appropriate IBNR liability. Claim and IBNR liabilities of a short-term nature are not discounted, but those claim liabilities resulting from disability income or LTC benefits include interest and mortality discounting.

(k)	Reinsurance

The Company assumes and cedes business with other insurers. Reinsurance premium and benefits paid or provided are accounted for in a manner consistent with the basis used in accounting for original policies issued and the terms of the reinsurance contracts and are included in Premiums and policy fees, ceded, and Benefit recoveries, respectively, on the Consolidated Statements of Operations. Insurance liabilities are reported before the effects of reinsurance. Account balances and future policy benefit reserves, and policy and contract claims covered under reinsurance contracts are recorded in Reinsurance recoverables and receivables on the Consolidated Balance Sheets. Amounts paid or deemed to have been paid for claims covered by reinsurance contracts are recorded as Receivables on the Consolidated Balance Sheets. Reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. Amounts due to other insurers on assumed business are recorded as a reinsurance payable, and are included in Other liabilities on the Consolidated Balance Sheets.

A gain recognized when the Company enters into a coinsurance agreement with a third-party reinsurer is deferred and recorded in Other liabilities on the Consolidated Balance Sheets. Such gains are amortized into operations over the revenue-producing period or the claims run-off period of the related reinsured policies. These amortized gains are recorded in Other revenue on the Consolidated Statements of Operations.

Consolidated Financial Statements and Supplemental Schedules
Page 15 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

(l)	Investments

Fixed-Maturity Securities and Equity Securities

The Company has portfolios of certain fixed-maturity securities and equity securities as “available-for-sale.” Accordingly, the securities are carried at fair value, and related unrealized gains and losses are credited or charged directly to accumulated other comprehensive income in stockholder’s equity, net of tax and related shadow adjustments. The adjustments to DAC, DSI, and VOBA represent the change in amortization that would have been required as a charge or credit to operations had such unrealized amounts been realized. The adjustment to reserves represents the increase or decrease in the reserve balance that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The Company has portfolios of certain fixed-maturity securities classified as “at fair value through income” and equity securities classified as “trading”. These securities are carried at fair value, and their respective related unrealized gains and losses are reflected in Change in fair value of assets and liabilities, within the Consolidated Statements of Operations. Equity securities, trading also includes a portfolio of mutual fund seed money investments for which the fair value option was elected. The fair value option was elected for these seed money investments because the portfolio is managed based on the fair values and ultimately sold to other investors at fair value. In addition, the Company also has portfolios of certain fixed-maturity securities classified as “held-to-maturity,” and accordingly, the securities are carried at amortized cost on the Consolidated Balance Sheets. The Company has the intent and ability to hold such securities to maturity. Dividends are accrued on the date they are declared and interest is accrued as earned. Premiums or discounts on fixed-maturity securities are amortized using the constant yield method. Realized gains and losses are computed based on the average cost basis of all lots owned of each security.

Mortgage-backed securities and structured securities are amortized using, among other assumptions, anticipated prepayments. Prepayment assumptions for loan-backed securities are obtained from various external sources or internal estimates. The Company believes these assumptions are consistent with those a market participant would use. The Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. For all structured securities without expected credit deterioration, when estimated prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments using the retrospective method. Any resulting adjustment is included in Interest and similar income, net on the Consolidated Statements of Operations. For structured securities with expected credit deterioration, when adjustments are anticipated for prepayments and other expected changes in future cash flows, the effective yield is recalculated using the prospective method as required by the Beneficial Interests in Securitized Financial Assets Topic of the Codification.

The fair value of fixed-maturity securities and equity securities is obtained from third-party pricing sources whenever possible. Management completes its own Independent Price Verification (IPV) process, which ensures security pricing is obtained from a third-party source other than the sources

Consolidated Financial Statements and Supplemental Schedules
Page 16 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

used by the investment managers. The IPV process supports the reasonableness of price overrides and challenges by the investment managers and reviews pricing for appropriateness. Results of the IPV are reviewed by the Company’s Pricing Committee.

The Company reviews the available-for-sale and held-to-maturity investment portfolios to determine whether or not declines in fair value are other than temporary. The Company continues to evaluate factors in addition to average cost and fair value, including credit quality, the extent and duration of the decline, market analysis, current events, recent price declines, changes in risk-free interest rates, likelihood of recovery in a reasonable period of time, and management’s judgment, to determine whether fixed-income securities are considered other-than-temporarily impaired. When the fair value of a fixed-maturity security is less than its amortized cost, the Company assesses whether or not (i) it has the intent to sell the security or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. The Company evaluates these factors to determine whether the Company or any of its investment managers have an intent to sell a security or a group of securities. Additionally, the Company performs a cash flow projection for several years into the future to determine whether cash needs would require the sale of any securities in an unrealized loss position. If either of these conditions are met, the Company must recognize an OTTI for the difference between the investment’s amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria, and the Company does not expect to recover a security’s amortized cost basis, the security is considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total impairment related to credit loss is considered an OTTI and is recognized in Realized investment gains, net on the Consolidated Statements of Operations. The amount of the total impairment related to other factors is recognized in other comprehensive income, net of impacts to DAC, DSI, VOBA, reserves, and deferred income taxes. For available-for-sale and held-to-maturity securities that have recognized an OTTI through earnings, if through subsequent evaluation there is a significant increase in the cash flow expected, the difference between the amortized cost basis and the discounted cash flows expected to be collected is accreted as interest income. Subsequent increases and decreases not related to additional credit losses in the fair value of available-for-sale securities are included as a separate component in the Consolidated Statements of Comprehensive Income.

The Company evaluates whether a credit loss exists by considering primarily the following factors: (a) the length of time and extent to which the fair value has been less than the amortized cost of the security, (b) changes in the financial condition, credit rating, and near-term prospects of the issuer, (c) whether the issuer is current on contractually obligated interest and principal payments, (d) changes in the financial condition of the security’s underlying collateral, if any, and (e) the payment structure of the security. The Company uses a probability-weighted cash flow model for corporate bonds to determine the credit loss amount. This measurement is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and significant judgments regarding the future performance of the security. The Company’s probability-weighted cash flow model involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit

Consolidated Financial Statements and Supplemental Schedules
Page 17 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

ratings, and current delinquency rates. For structured securities, the Company selects a probability-weighted or best estimate cash flow model depending on the specifics of the individual security and the information available to measure the expected cash flows of the underlying collateral. In the event that sufficient information is not available to measure the expected cash flows of a structured security in a timely manner due to a lack of available information on the valuation date, the entire decline in fair value is considered to be related to credit loss.

The Company provides a supplemental disclosure on its Consolidated Statements of Operations that presents the total OTTI losses recognized during the period less the portion of OTTI losses recognized in other comprehensive income to equal the credit-related portion of OTTI that was recognized in earnings during the period. The portion of OTTI losses recognized in other comprehensive income includes the portion of OTTI losses related to factors other than credit recognized during the period, offset by reclassifications of OTTI losses previously determined to be related to factors other than credit that are determined to be credit related in the current period. The amount presented in the supplemental disclosure on the Consolidated Statements of Operations represents the portion of OTTI losses recognized in other comprehensive income and excludes subsequent increases and decreases in the fair value of these securities.

The Company views equity securities that have a fair value of at least 20% below average cost at the end of a quarter or are in an unrealized loss position for nine consecutive months as other-than-temporarily impaired. However, other factors, including market analysis, current events, recent price declines, and management’s judgment related to the likelihood of recovery within a reasonable period of time, are also used to determine whether equity securities are considered other-than-temporarily impaired and may result in an equity security being impaired. All previously impaired equity securities will incur additional OTTI should the fair value fall below the book value.

Impairments in the value of securities held by the Company, considered to be other than temporary, are recorded as a reduction of the cost of the security, and a corresponding realized loss is recognized on the Consolidated Statements of Operations. The Company adjusts DAC, DSI, and VOBA for impairments on securities, as discussed in their respective sections of this note.

Mortgage Loans on Real Estate

Mortgage loans on real estate are reflected at unpaid principal balances adjusted for an allowance for uncollectible balances. Interest on mortgage loans is accrued on a monthly basis and recorded in Interest and similar income, net on the Consolidated Statements of Operations. The Company analyzes loan impairment quarterly when assessing the adequacy of the allowance for uncollectible balances. The Company considers recent trends in the Company’s loan portfolio and information on current loans, such as loan-to-value ratios and debt service coverage, which could impact a loan’s credit quality. The Company also evaluates the mortgage loan reserve to ensure that the estimate is based on appropriate market assumptions to reflect default and loss rates. The Company does not accrue interest on defaulted loans.

Consolidated Financial Statements and Supplemental Schedules
Page 18 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

Other Investments

Other investments include short-term securities, policy loans, loans to affiliates, loans to non-affiliates, real estate, equity securities carried at cost and partnership investments. Short-term securities are carried at amortized cost, which approximates fair value. Policy loans, which are supported by the underlying cash value of the policies, are carried at unpaid principal balances, which approximate fair value. Loans to affiliates are carried at cost, and interest is accrued monthly, with payments received semiannually or annually. Loans to non-affiliates are carried at amortized cost, and interest is accrued monthly. Real estate consists of building and land and is carried at cost less accumulated depreciation. The buildings are amortized over 39 years at acquisition, and improvements and additions are depreciated using the straight-line method over the remaining life of the real estate. The Company invests in low income housing (LIH) partnerships for tax benefits The LIH partnership investments are carried at cost and amortized in proportion to the total tax credits and other tax benefits to be received over the life of the investments. In addition, a liability and corresponding asset is recorded as commitment and decreases as the Company provides capital to fund. The tax benefit is recognized within the Current Income tax expense (benefit) within the Consolidated Statements of Operations. Investments in partnerships, other than LIH partnerships, are accounted for using the equity method of accounting. Partnership profits and losses are recorded in Interest and similar income, net within the Consolidated Statements of Operations. Any realized gains or losses on sales of the partnership investment and any impairments of the partnership investment are recognized within Realized investment gains, net within the Consolidated Statements of Operations.

The Company is a member of the Federal Home Loan Bank of Des Moines (FHLB), primarily for the purpose of participating in the Bank’s mortgage collateralized loan advance program with short-term and long-term funding facilities. Members are required to purchase and hold a minimum amount of FHLB capital stock plus additional stock based on outstanding advances. The equity security investment is carried at cost, which approximates fair value, and is reported in Other invested assets on the Consolidated Balance Sheets. The investment is evaluated for impairment based on the ultimate recoverability of its par value.

Acquired Loans

The Company acquired a portfolio of assets that have deteriorated credit quality and are recorded as Acquired loans on the Consolidated Balance Sheets. Acquired loans are initially recorded at fair value, and changes in expected cash flows are recorded as adjustments to accretable yield, to the carrying amount, or both. Fair values are obtained using a combination of third-party vendors and cash flow modeling, which is reviewed by the Company Pricing Committee. Accretable yield refers to the amount of undiscounted cash flows expected in excess of the carrying amount. This amount is converted into a rate and accreted into Interest and similar income, net on the Consolidated Statements of Operations. Interest is recorded as received on certain acquired loans that do not have reasonably estimable cash flows. Acquired loans are evaluated quarterly for impairment using updated cash flow models.

Consolidated Financial Statements and Supplemental Schedules
Page 19 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

Repurchase Agreements

The Company has entered into a tri-party repurchase facility agreement with an unaffiliated bank, whereby the Company may sell securities with an agreement to repurchase at a later date for a specified price. The facility has not been used since the inception of the agreement.

(m)	Derivatives

The Company utilizes derivatives within certain actively managed investment portfolios. Within these portfolios, derivatives can be used for hedging, replication, and income generation only. The financial instruments are valued and carried at fair value and the unrealized gains and losses on the derivatives are reflected in Change in fair value of assets and liabilities within the Consolidated Statements of Operations.

Hedge Accounting

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as cash flow hedges to specific assets or liabilities on the Consolidated Balance Sheets and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses, at inception and on a quarterly basis, whether the derivatives used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in cash flows of hedged items.

Hedge effectiveness is assessed using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Quantitative methods include analysis of changes in fair value or cash flows associated with the hedge relationship. Hedge effectiveness is measured using the dollar offset method. The dollar offset method compares changes in cash flows of the hedging instrument with changes in the cash flows of the hedged item attributable to the hedged risk. Random changes in interest rate movements are assumed. Related changes in the cash flows of the hedging instrument are expected to offset the changes in the cash flows of the hedged item as the notional/par amounts, reset dates, interest rate indices, and business day conventions are the same for both the bond and the swap. The cumulative amount of unrealized gains and losses of the hedging instrument is recognized in Accumulated other comprehensive income, net of tax on the Consolidated Balance Sheets. The ineffective portion of the change in the fair value of the hedging instrument is recognized in Change in fair value of assets and liabilities in the Consolidated Statements of Operations.

Interest Rate Swaps and Foreign Currency Swaps

The Company utilizes foreign currency swaps to hedge cash flows and applies hedge accounting treatment. The Company also uses foreign currency swaps to hedge foreign currency and interest fluctuations on certain underlying foreign fixed-maturity securities. Until January 2015, the

Consolidated Financial Statements and Supplemental Schedules
Page 20 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

Company also utilized interest rate swaps (IRS) to hedge cash flows and applied hedge accounting treatment. The IRS and foreign currency swaps are reported at fair value as Derivatives on the Consolidated Balance Sheets. The fair value of the interest rate and foreign currency swaps are derived using a third-party vendor software program and deemed by management to be reasonable.

The Company has a minor mismatch between the purchase of the derivative and settlement of the bond for foreign currency swaps. Any changes in value of the derivative between the purchase and settlement date are recorded in Change in fair value of assets and liabilities on the Consolidated Statements of Operations. After the bond is settled, the Company completes documentation and designates hedge accounting.

Nonqualifying hedging

Options and Futures Contracts

The Company provides additional benefits through certain life and annuity products, which are linked to the fluctuation of various United States and international stock and bond market indices. In addition, certain variable annuity contracts provide minimum guaranteed benefits. The Company has analyzed the characteristics of these benefits and has entered into over-the-counter (OTC) option contracts, exchange-traded option (ETO) contracts, and exchange-traded futures contracts tied to an appropriate underlying index with similar characteristics with the objective to economically hedge these risks. The Company uses exchange-traded futures contracts with the objective to increase the effectiveness of the economic hedge. Management monitors in-force amounts and option and futures contract values to ensure satisfactory matching and to identify unsatisfactory mismatches. If persistency assumptions were to deviate significantly from anticipated rates, management would purchase or sell option and futures contracts as deemed appropriate or take other actions.

The OTC option contracts and ETO contracts are reported at fair value in Derivatives on the Consolidated Balance Sheets. The fair value of the OTCs is derived internally and deemed by management to be reasonable via performing an IPV process. The process of deriving internal derivative prices requires the Company to calibrate Monte Carlo scenarios to actual market information. The calibrated scenarios are applied to derivative cash flow models to calculate fair value prices for the derivatives. The fair value of the ETOs is based on quoted market prices. Changes in unrealized gains and losses on the option contracts and incremental gains and losses from expiring options are recorded in Change in fair value of assets and liabilities on the Consolidated Statements of Operations. The liability for the benefits is reported in Account balances and future policy benefit reserves on the Consolidated Balance Sheets. Futures contracts do not require an initial cash outlay, and the Company has agreed to daily net settlement based on movements of the representative index. Therefore, no asset or liability is recorded on the Consolidated Balance Sheets. Gains and/or losses on futures contracts are included in Change in fair value of assets and liabilities on the Consolidated Statements of Operations.

Consolidated Financial Statements and Supplemental Schedules
Page 21 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

Interest Rate Swaps, Credit Default Swaps, Total Return Swaps, and To Be Announced Securities

The Company utilizes IRS, credit default swaps (CDS) and total return swaps (TRS) to hedge market risks embedded in certain annuities. Beginning in 2015, the Company began transacting To Be Announced (TBA) securities, which do not meet the security scope exception, to economically hedge market risks embedded in certain life and annuity products. The IRS, CDS, TRS and TBA securities are reported at fair value in Derivatives on the Consolidated Balance Sheets. The fair value of the over-the-counter IRS, CDS and TBA securities are derived using a third-party vendor software program and deemed by management to be reasonable. Centrally cleared interest rate swap fair values are obtained from the exchange on which they are traded. The fair value of the TRS is based on counterparty pricing and deemed by management to be reasonable. Changes in unrealized gains and losses on the swaps and TBA securities are recorded in Change in fair value of assets and liabilities on the Consolidated Statements of Operations.

(n)	Securities Lending

The Company accounts for its securities lending transactions as secured borrowings, in which the collateral received and the related obligation to return the collateral are recorded on the Consolidated Balance Sheets as Cash and cash equivalents, and Other liabilities, respectively. Securities on loan remain on the Consolidated Balance Sheets, and interest and dividend income earned by the Company on loaned securities is recognized in Interest and similar income, net on the Consolidated Statements of Operations.

The Company participates in restricted securities lending arrangements whereby specific securities are loaned to other institutions. The collateral is defined by the agreement to be cash and cash equivalents, is unrestricted and may be used for general purposes. Company policy requires a minimum of 102% of fair value of securities loaned under securities lending agreements to be maintained as collateral.

(o)	Receivables

Receivable balances (contractual amount less allowance for doubtful accounts) are based on pertinent information available to management as of year-end, including the financial condition and creditworthiness of the parties underlying the receivables. Receivable balances are monitored and allowances for doubtful accounts are maintained based on the nature of the receivable, and the Company’s assessment of the ability to collect. The allowance is estimated by aging the balances due from individual parties and generally setting up an allowance for any balances that are more than 90 days old.

(p)	Corporate-Owned Life Insurance

Corporate-owned life insurance (COLI) is recognized as the amount that could be realized assuming the surrender of an individual-life policy (or certificate in a group policy), otherwise known as the

Consolidated Financial Statements and Supplemental Schedules
Page 22 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

cash surrender value. Subsequent measurement of the contract is also at the cash surrender value with changes in cash surrender value recognized in Other revenue on the Consolidated Statements of Operations. The COLI policies are reported in Other assets on the Consolidated Balance Sheets.

(q)	Home Office Property and Equipment

Home office property consists of buildings and land. Equipment consists of furniture, office equipment, leasehold improvements, and computer hardware and software. Both are reported at cost, net of accumulated depreciation, in Other assets on the Consolidated Balance Sheets. Major upgrades and improvements are capitalized, while maintenance and repairs are expensed when incurred. Depreciation is computed over the estimated useful lives (3 – 7 years, depending on the asset) of depreciable assets using the straight-line method. The cost and accumulated depreciation for home office property and equipment sold, retired, or otherwise disposed of are relieved from the accounts, and resulting gains or losses are reflected in General and administrative expenses on the Consolidated Statements of Operations. The property and equipment balance was $189,065, net of accumulated depreciation of $85,899 as of December 31, 2015 and $190,129, net of accumulated depreciation of $159,380 as of December 31, 2014. During 2015, the Company removed $80,289 of assets with an accumulated depreciation of $80,289 that were no longer in service. There was no gain or loss as a result of this transaction. Pre-operating and start-up costs incurred in connection with the construction of the Company’s headquarters were capitalized until the facility became operational. Interest was also capitalized in connection with the construction and recorded as part of the asset. These costs are being amortized, using the straight-line method, over a 39-year period. The amounts of capitalized costs amortized, including interest was $2,275 during 2015, 2014, and 2013. The expansion of the Company’s headquarters was put into operation in 2006, resulting in amortization of $2,118, $2,115, and $2,104 for the years ended December 31, 2015, 2014, and 2013, respectively.

(r)	Held-for-sale Assets and Liabilities

The Company has reported a subsidiary as held-for-sale as of December 31, 2015. A buyer has been identified and a letter of intent has been signed. The Company reclassified assets of $12,436 to held-for-sale, recorded in Other assets on the Consolidated Balance Sheets. The Company reclassified liabilities of $3,223 to held-for-sale, recorded in Other liabilities on the Consolidated Balance Sheets. No income or expense was reclassified as a result of the signed letter of intent.

(s)	Income Taxes

The Company and its subsidiaries file a consolidated federal income tax return with AZOA and all of its wholly owned subsidiaries. The consolidated tax allocation agreement stipulates that each company participating in the return will bear its share of the tax liability pursuant to certain tax allocation elections under the Internal Revenue Code and its related regulations and reimbursement will be in accordance with an intercompany tax reimbursement arrangement. The Company, and its insurance subsidiaries generally will be paid for the tax benefit on their losses and any other tax

Consolidated Financial Statements and Supplemental Schedules
Page 23 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

attributes to the extent they could have obtained a benefit against their post-1990 separate return tax liability.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the Consolidated Balance Sheets. Any such change could significantly affect the amounts reported on the Consolidated Statements of Operations. Management uses best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums, and other rulings issued by the Internal Revenue Service or the tax courts.

The Company utilizes the asset and liability method of accounting for income tax. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized or that the related temporary differences will not reverse over time (see further discussion in note 16).

(t)	Stockholder’s Equity, Accumulated Unrealized Foreign Currency

Foreign currency translation adjustments are related to the conversion of foreign currency upon the consolidation of a foreign branch (see further discussion in note 22). The net assets of the Company’s foreign operations are translated into U.S. dollars using exchange rates in effect at each year-end. Translation adjustments arising from differences in exchange rates from period to period are included in Foreign currency translation adjustments, net of tax, reported as a separate component of comprehensive income on the Consolidated Statements of Comprehensive Income.

(u)	Separate Accounts and Annuity Product Guarantees

The Company issues variable annuity and life contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable indexed annuity contracts to its customers. These products have investment options similar to fixed-indexed annuities, but allow contractholders to invest in a variety of variable separate account investment options. The Company recognizes gains or losses on transfers from the general account to the separate accounts at fair value to the extent of

Consolidated Financial Statements and Supplemental Schedules
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ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

contractholder interests in separate accounts, which are offset by changes in contractholder liabilities. The Company also issues variable annuity and life contracts through its separate accounts where the Company provides certain contractual guarantees to the contractholder. These guarantees are in the form of a guaranteed minimum death benefit (GMDB), a guaranteed minimum income benefit (GMIB), a guaranteed minimum accumulation benefit (GMAB), and a guaranteed minimum withdrawal benefit (GMWB). These guarantees provide for benefits that are payable to the contractholder in the event of death, annuitization, or at specified dates during the accumulation period.

Separate account assets supporting variable annuity contracts represent funds for which investment income and investment gains and losses accrue directly to contractholders. Each fund has specific investment objectives and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets and liabilities are reported as summary totals on the Consolidated Balance Sheets. Amounts charged to the contractholders for mortality and contract maintenance are included in Policy fees on the Consolidated Statements of Operations. Administrative and other services are included in Fee and commission revenue on the Consolidated Statements of Operations. These fees have been earned and assessed against contractholders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Changes in GMDB and GMIB are calculated in accordance with the Financial Services – Insurance Topic of the Codification and are included in Policyholder benefits on the Consolidated Statements of Operations. GMAB and GMWB are considered to be embedded derivatives under the Derivatives and Hedging Topic of the Codification, and the changes in these embedded derivatives are included in Change in fair value of annuity and life embedded derivatives on the Consolidated Statements of Operations.

The GMDB net amount at risk is defined as the guaranteed amount that would be paid upon death, less the current accumulated contractholder account value. The GMIB net amount at risk is defined as the current amount that would be needed to fund expected future guaranteed payments less the current contractholder account value, assuming that all benefit selections occur as of the valuation date. The GMAB net amount at risk is defined as the current guaranteed value amount that would be added to the contracts less the current contractholder account value. The GMWB net amount at risk is defined as the current accumulated benefit base amount less the current contractholder account value.

The GMDB provides a specified minimum return upon death. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract. The Company’s GMDB options have the following features:

•	Return of Premium – Provides the greater of account value or total deposits made to the contract, less any partial withdrawals and assessments.

•	Reset – Provides the greater of a return of premium death benefit or the most recent five-year anniversary account value (prior to age 81), adjusted for withdrawals.

Consolidated Financial Statements and Supplemental Schedules
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ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

•

Ratchet – Provides the greater of a return of premium death benefit or the highest specified anniversary account value (prior to age 81), adjusted for withdrawals. Currently, there are three versions of ratchet, with the difference based on the definition of anniversary: quarterly – evaluated quarterly, annual – evaluated annually, and six-year – evaluated every sixth year.

•

Rollup – Provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated with a compound interest rate. There are two variations of rollup interest rates: 5% with no cap and 3% with a cap of 150% of premium. This GMDB locks in at age 81.

•

Earnings Protection Rider – Provides the greater of a return of premium death benefit or a death benefit equal to the contract value plus a specified percentage of the earnings on the contract at the date of death.

The GMIB is a living benefit that provides the contractholder with a guaranteed annuitization value. The GMIB features are:

•	Return of Premium – Provides the greater of account value or total deposits made to the contract less any partial withdrawals and assessments.

•	Ratchet – Provides an annuitization value equal to the greater of account value, net premiums, or the highest one-year anniversary account value (prior to age 81), adjusted for withdrawals.

•

Rollup – Provides an annuitization value equal to the greater of account value and premiums adjusted for withdrawals accumulated with a compound interest rate, which is subject to a cap for certain interest rates and products.

The GMDB and GMIB liabilities are determined each period by estimating the expected future claims in excess of the associated account balances. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to Policyholder benefits on the Consolidated Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions were used to determine the GMDB and GMIB liabilities as of December 31, 2015 and 2014:

•	100 stochastically generated investment performance scenarios.

•	Mean investment performance assumption of 6.5% in 2015 and 2014.

•	Volatility assumption of 13.4% in 2015 and 2014.

•	Mortality assumption of 87% of the Annuity 2000 Mortality Table for all variable annuity products in 2015 and 90% of the Annuity 2000 Mortality Table for all variable annuity products in 2014.

Consolidated Financial Statements and Supplemental Schedules
Page 26 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

•	Lapse rates vary by contract type and duration. Spike rates could approach 40% with an ultimate rate around 15%.

•	Discount rates vary by contract type and equal an assumed long-term investment return (6.5%), less the applicable mortality and expense rate.

•	GMIB contracts only – dynamic lapse assumption. For example, if the contract is projected to have a large additional benefit, then it becomes less likely to lapse.

The GMAB is a living benefit that provides the contractholder with a guaranteed value that was established at least five years prior at each contract anniversary. This benefit is first available at the fifth contract anniversary, seventh contract anniversary, or tenth contract anniversary depending on the type of contract. Depending on the contractholder’s selection at issue, this value may be either a return of premium or may reflect market gains, adjusted at least proportionately for withdrawals. The contractholder also has the option to reset this benefit.

The GMWB is a living benefit that provides the contractholder with a guaranteed amount of income in the form of partial withdrawals. The benefit is payable provided the covered person is between the specified ages in the contract. The benefit is a fixed rate (depending on the age of the covered person) multiplied by the benefit base in the first year the benefit is taken and contract value in following years. The benefit does not decrease if the contract value decreases due to market losses. The benefit can decrease if the contract value is reduced by withdrawals. The benefit base used to calculate the initial benefit is the maximum of the contract value, the quarterly anniversary value, or the guaranteed annual increase of purchase payments (capped at twice the total purchase payments). Additionally, there is a GMWB living benefit where the benefit is an initial payment percentage established at issue, based on issue age. For each year there is a year-over-year contract value increase, the payment percentage will increase by 1.0% (up to age 91). This payment percentage is applied against total purchase payments instead of a benefit base value.

The GMAB and GMWB liabilities are determined each period as the difference between expected future claims and the expected future profits. One result of this calculation is that these liabilities can be negative (contra liability). If the sum of the total embedded derivative balance is negative, the Company will reclassify the balance as an asset on the Consolidated Balance Sheets. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to Change in fair value of annuity and life embedded derivatives on the Consolidated Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised. Products featuring GMWB benefits were first issued in 2007. In the calendar year that a product launches, the reserves are set to zero, until the policy’s first anniversary date.

The following assumptions were used to determine the GMAB and GMWB liabilities as of December 31, 2015 and 2014:

•	1000 stochastically generated investment performance scenarios.

Consolidated Financial Statements and Supplemental Schedules
Page 27 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

•	Market volatility assumption varies by fund type and grades from a current volatility number to a long-term assumption over one year as shown below:

	2015
Fund index type	Current volatility	Long-term forward volatility
Large cap	17.6%	18.1%
Bond	3.4	3.9
International	17.9	23.1
Small cap	20.8	21.3

	2014
Fund index type	Current volatility	Long-term forward volatility
Large cap	16.6%	18.2%
Bond	3.4	3.9
International	16.3	23.7
Small cap	21.3	21.2

•	Mortality assumption of 87% of the Annuity 2000 Mortality Table for all variable annuity products in 2015 and 90% of the Annuity 2000 Mortality Table for all variable annuity products in 2014.

•	Lapse rates vary by contract type and duration. Spike rates could approach 40% with an ultimate rate around 15%.

GMAB cash flows are discounted using a rate equal to current month’s London Interbank Offered Rate (LIBOR) plus a Company specific spread for the years ended December 31, 2015 and 2014. Beginning in December of 2014, the expected life-contingent GMWB payments are discounted using a blend of short and long term rates to the date the account value is expected to be exhausted. These obligations and all cash flows are then discounted to the current date using LIBOR plus a spread for the Company’s own nonperformance risk. Previously, GMWB cash flows were discounted using a rate equal to the current month’s LIBOR plus a Company specific spread. The Company issues fixed-indexed annuities with a GMWB as an optional rider. The GMWB has a roll-up feature. The net amount at risk is partially limited, because the contractholder account value has an annual credit that is floored at zero. Since the account value cannot decrease, in contrast to a variable annuity, the difference between the withdrawal value and the account value will not diverge to the degree that is possible in a variable annuity.

(v)	Prescribed and Permitted Statutory Accounting Practices

The Company is required to file annual statements with insurance regulatory authorities, which are prepared on an accounting basis prescribed or permitted by such authorities. Prescribed statutory

Consolidated Financial Statements and Supplemental Schedules
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ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company did not have any permitted practices in effect for 2015.

The Company’s subsidiary, Allianz Life Insurance Company of Missouri, LLC (AZMO), has adopted an accounting practice that is prescribed by the Department of Insurance, Financial Institutions, and Professional Registration of the State of Missouri. The effect of the accounting practice allows a letter of credit to be carried as an admitted asset. Under NAIC SAP, this letter of credit would not be allowed as an admitted asset. This prescribed practice does not impact the net income of AZMO and results in a $125,317 increase to statutory surplus as of December 31, 2015.

(w)	Recently Issued Accounting Pronouncements – Adopted

In August 2014, the FASB issued amendments to guidance about troubled debt restructurings by creditors. The amendments require that a mortgage loan be derecognized and that a separate other receivable be recognized upon foreclosure if the following conditions are met: 1) the loan has a government guarantee that is not separable from the loan before foreclosure, 2) at the time of foreclosure, the creditor has the intent to convey the real estate property to the guarantor and make a claim on the guarantee, and the creditor has the ability to recover under that claim, and 3) at the time of foreclosure, any amount of the claim that is determined on the basis of the fair value of the real estate is fixed. The revisions are effective for fiscal years beginning after December 15, 2014. This guidance does not have an impact on the Consolidated Financial Statements as the Company does not currently have holdings that would be impacted by this guidance.

In March 2014, the FASB amended Topic 205, Presentation of Financial Statements, and Topic 360, Property, Plant and Equipment. These amendments apply to either a component of an entity that either is disposed of or meets the criteria to be classified as held for sale or a business that, on acquisition, meets the criteria to be classified as held for sale. Under these amendments, a component of an entity or a group of components of an entity or a business is required to be reported in discontinued operations if the disposal represents a strategic shift that has a major effect on an entity’s operations and financial results. A strategic shift may include situations such as disposal of a major geographical area, a major line of business, a major equity method investment, or other major parts of the entity. These amendments require additional disclosures about discontinued operations. The amendments in this standard should not be applied to a component of an entity that is classified as held for sale before the effective date even if disposed after the effective date. The amendments are effective, prospectively, within annual periods beginning on or after December 15, 2014 and for interim periods within annual periods beginning on or after December 15, 2015. This guidance does not impact the Consolidated Financial Statements as the Company does not currently have discontinued operations.

Consolidated Financial Statements and Supplemental Schedules
Page 29 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

(x)	Recently Issued Accounting Pronouncements – To Be Adopted

In November 2015, the FASB released ASU 2015-17, Income Taxes, to simplify the presentation of deferred income taxes by requiring that deferred tax liabilities and assets be classified as noncurrent in a classified statement of financial position. This amendment will better align the accounting of deferred income tax assets and liabilities with IFRS guidance and is effective for financial statements issued for annual periods beginning after December 15, 2016. This guidance does not have an impact on the Consolidated Financial Statements as the Company does not currently have a classified balance sheet.

In September 2015, the FASB released ASU 2015-16, Business Combinations, to require that an acquirer recognize changes to provisional amounts that are identified during the measurement period in the period in which the adjustment amounts are determined, rather than retrospectively adjusting with a corresponding adjustment to goodwill. The guidance is effective for fiscal years beginning after December 15, 2015. The Company is assessing the impact of this amendment on the Consolidated Financial Statements.

In July 2015, the FASB released ASU 2015-12, Plan Accounting, to reduce complexity in employee benefit plan accounting. Currently, employee benefit plan guidance requires fully benefit-responsive investment contracts to be measured at contract value. The guidance designates contract value as the only required measure for fully benefit-responsive investment contracts and is effective for fiscal years beginning after December 15, 2015. The Company does not have any benefit plans that would be classified as fully benefit-responsive investment contracts; therefore, the guidance will not impact the Consolidated Financial Statements.

In May 2015, the FASB released ASU 2015-09, Disclosures about Short-Duration Contracts, to add disclosure requirements for the liability for unpaid claims and claim adjustment expenses on short-duration insurance contracts. The guidance is effective for fiscal years beginning after December 15, 2015. The Company is assessing the impact of this guidance on the Consolidated Financial Statements.

In May 2015, the FASB issued an amendment to the existing Topic 820, Fair Value Measurement (Update), permits a practical expedient to measure the fair value of certain investments using the net asset value per share of the investment. The investments valued using the practical expedient are categorized within the hierarchy on the basis of whether the investment is redeemable with the investee at net asset value on the measurement date, never redeemable with the investee at net asset value, or redeemable with the investee at net asset value at a future date. The amendments in this Update remove the requirement to categorize investments for which fair values are measured using the net asset value per share practical expedient. The amendments are effective for fiscal years beginning after December 15, 2015 and interim periods within those years. The Company is assessing the impacts of the amendments on the Consolidated Financial Statements.

In April 2015, the FASB issued ASU 2015-05, Intangibles- Goodwill and Other- Internal-Use Software to provide guidance on cloud computing arrangements. Existing GAAP does not include

Consolidated Financial Statements and Supplemental Schedules
Page 30 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

explicit guidance about a customer’s accounting for fees paid in a cloud computing arrangement. The amendments provide guidance to customers about whether a cloud computing arrangement includes a software license. If the arrangement contains a software license, it is accounted for like other software licenses. If no software license exists, then the arrangement is accounted for as a service contract. The amendments will be effective for annual periods, including interim periods within those annual periods, beginning after December 15, 2015. Early adoption is permitted. The amendments to this guidance are not expected to have a material impact on the Consolidated Financial Statements.

In February 2015, the FASB issued ASC 2015-02 to reduce the number of consolidation models and place more emphasis on risk of loss when determining a controlling financial interest. Specifically, the amendments:

1. Modify the evaluation of whether limited partnerships and similar legal entities are variable interest entities (VIEs) or voting interest entities

2. Eliminate the presumption that a general partner should consolidate a limited partnership

3. Affect the consolidation analysis of reporting entities that are involved with VIEs, particularly those that have fee arrangements and related party relationships

4. Provide a scope exception from consolidation guidance for reporting entities with interests in legal entities that are required to comply with or operate in accordance with requirements that are similar to those in Rule 2a-7 of the Investment Company Act of 1940 for registered money market funds. The guidance is effective for public entities for fiscal years beginning after December 15, 2015.

The Company is in the process of assessing the impact of these amendments.

In January 2015, the FASB issued ASU 2015-01, Extraordinary and Unusual Items, to simplify financial statements by eliminating the concept of extraordinary items. The amendments are effective for interim and fiscal years beginning after December 15, 2015. The Company does not currently report any extraordinary items; therefore, the amendment will not impact the Consolidated Financial Statements.

In August 2014, the FASB issued an amendment to provide guidance about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and to provide related footnote disclosures. The amendments are intended to reduce diversity in the timing and content of footnote disclosures. Additional disclosures are required. The revisions are effective for annual periods ending after December 15, 2016, and for annual and interim periods, thereafter. The guidance is not expected to have an impact on the Consolidated Financial Statements.

Consolidated Financial Statements and Supplemental Schedules
Page 31 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

In August 2014, the FASB revised guidance related to consolidations of VIEs that are a collateralized financing entity, such as a collateralized debt obligation (CDO) or a collateralized loan obligation (CLO) entity, when the reporting entity determines that it is the primary beneficiary. This revision will apply to reporting entities that are required to consolidate a collateralized financing entity under the variable interest entity guidance when 1) the reporting entity measures the financial assets and liabilities of that collateralized financing entity at fair value based on other Topics and 2) the changes in the fair value are reflected in earnings. The revisions are effective for fiscal years beginning after December 15, 2015. Early adoption is permitted. The guidance is not expected to have an impact on the Consolidated Financial Statements.

In May 2014, the FASB issued a new standard for recognizing revenue from contracts when goods and services are transferred to a customer in exchange for payment. The model requires 1) identifying contracts with a customer, 2) identifying separate performance obligations, 3) determining the transaction price, 4) allocating the transaction price to the separate performance obligations and 5) recognizing revenue when (or as) the entity satisfies a performance obligation. The revenue recognition standard does not apply to financial instruments or to insurance contracts. However, the standard will require significantly more disclosures about items that are recorded under the new revenue recognition model. An entity may apply the new guidance using one of the following two methods: (1) retrospectively to each prior period presented, or (2) retrospectively with the cumulative effect of initially applying the standard recognized at the date of initial application. In July 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, which defers the effective date of ASU 2014-09 to the annual reporting period beginning January 1, 2018. Early adoption for periods beginning on or after December 15, 2016, is permitted. The Company is currently evaluating the impact of this guidance on the Consolidated Financial Statements.

In June 2014, the FASB revised guidance about share-based payment transactions. These revisions apply to entities that grant their employees share-based payments in which the terms of the award provide that a performance target that affects vesting could be achieved after the requisite service period. The revisions are effective for fiscal years beginning after December 15, 2015. Early adoption is permitted. The guidance is not expected to have an impact on the Consolidated Financial Statements.

(y)	Accounting Changes

On April 1, 2014, the Company applied a prospective change to its method of calculating DAC amortization for variable annuity policies issued prior to 2010. This was a change in estimate that is inseparable from the effect of a related change in accounting principle. For these annuities, acquisition costs are now amortized in relation to the present value of estimated gross revenues, whereas previously the amortization was based on estimated future gross profits. The implementation of the new DAC amortization will better reflect the revenue pattern of the pre-2010 variable block of business, which is currently in run-off. The implementation of this change resulted

Consolidated Financial Statements and Supplemental Schedules
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ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

in a decrease in income from operations before income taxes of approximately $165,790 for the year ended December 31, 2014.

On December 1, 2014, the Company applied a prospective change to its method of calculating DAC amortization for variable annuity policies issued after 2010. The change in estimate will minimize accounting mismatches on interest and claim projections within the EGP calculation. The implementation of this change resulted in a decrease in income from operations before income taxes of approximately $45,623 for the year ended December 31, 2014.

(z)	Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation. The reclassifications did not change total assets, stockholders equity or net income as previously reported.

(3)	Risk Disclosures

The following is a description of the significant risks facing the Company and how it attempts to mitigate those risks:

(a)	Credit Risk

Credit risk is the risk that issuers of fixed-rate and variable rate income securities, mortgages on commercial real estate, or other parties with whom the Company has transactions, such as reinsurers and derivative counterparties, default on their contractual obligations, resulting in unexpected credit losses.

The Company mitigates this risk by adhering to investment policies and limits that provide portfolio diversification on an asset class, asset quality, creditor, and geographical basis, and by complying with investment limitations governed by state insurance laws and regulations, as applicable. The Company considers all relevant objective information available in estimating the cash flows related to structured securities. The Company actively monitors and manages exposures, and determines whether any securities are impaired. The aggregate credit risk taken in the investment portfolio is influenced by management’s risk/return preferences, the economic and credit environment, and the ability to manage this risk through liability portfolio management.

For derivative counterparties, the Company mitigates credit risk by tracking and limiting exposure to each counterparty through limits that are reported regularly and, once breached, restricts further trades; establishing relationships with counterparties rated BBB+ and higher; and monitoring the CDS of each counterparty as an early warning signal to cease trading when CDS spreads imply severe impairment in credit quality.

The Company executes Credit Support Annexes (CSA) with all active and new counterparties which further limits credit risk by requiring counterparties to post collateral to a segregated account to cover any counterparty exposure.

Consolidated Financial Statements and Supplemental Schedules
Page 33 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

(b)	Credit Concentration Risk

Credit concentration risk is the risk of increased exposure to significant asset defaults (of a single security issuer or class of security issuers); economic conditions (if business is concentrated in a certain industry sector or geographic area); or adverse regulatory or court decisions (if concentrated in a single jurisdiction) affecting credit. Concentration risk exposure is monitored regularly.

The Company’s Finance Committee, responsible for asset/liability management (ALM) issues, recommends an investment policy to the Company’s Board of Directors (BOD). The investment policy and accompanying investment mandates specify asset allocation among major asset classes and the degree of asset manager flexibility for each asset class. The investment policy complies, at a minimum, with state statutes. Compliance with the policy is monitored by the Finance Committee who is responsible for implementing internal controls and procedures. Deviations from the policy are monitored and addressed. The Finance Committee and, subsequently, the BOD review the investment policy at least annually.

To further mitigate this risk, internal concentration limits based on credit rating and sector are established and are monitored regularly. Any ultimate obligor group exceeding these limits is placed on a restricted list to prevent further purchases, and the excess exposure may be actively sold down to comply with concentration limit guidelines. Further, the Company performs a quarterly concentration risk calculation to ensure compliance with certain state insurance regulations.

(c)	Liquidity Risk

Liquidity risk is the risk that unexpected timing or amounts of cash needed will require liquidation of assets in a market that will result in a realized loss or an inability to sell certain classes of assets such that an insurer will be unable to meet its obligations and contractual guarantees. Liquidity risk also includes the risk that in the event of a company liquidity crisis refinancing is only possible at higher interest rates. Liquidity risk can be affected by the maturity of liabilities, the presence of withdrawal penalties, the breadth of funding sources, and terms of funding sources. It can also be affected by counterparty collateral triggers as well as whether anticipated liquidity sources such as credit agreements are cancelable.

The Company manages liquidity within four specific domains: (1) monitoring product development, product management, business operations, and the investment portfolio; (2) setting ALM strategies; (3) managing the cash requirements stemming from the Company’s derivative dynamic hedging activities; and (4) establishing liquidity facilities to provide additional liquidity. The Company has established liquidity risk limits, which are approved by the Company’s Risk Committee, and the Company monitors its liquidity risk regularly. The Company also sets target levels for the liquid securities in its investment portfolio.

(d)	Interest Rate Risk

Interest rate risk is the risk that movements in interest rates or interest rate volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities and/or an unfavorable

Consolidated Financial Statements and Supplemental Schedules
Page 34 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

change in prepayment activity resulting in compressed interest margins. The Company has an ALM strategy to align cash flows and duration of the investment portfolio with policyholder liability cash flows and duration. The Company further limits interest rate risk on variable annuity guarantees through interest rate hedges.

(e)	Equity Market Risk

Equity market risk is the risk that movements in equity prices or equity volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities.

The policy value of the fixed-indexed annuity and fixed-indexed universal life products is linked to equity market indices. The Company economically hedges this exposure with derivatives.

Variable annuity products may provide a minimum guaranteed level of benefits irrespective of market movements. The Company has adopted an economic hedging program to manage the equity risk of these products.

The Company monitors the economic and accounting impacts of equity stress scenarios on assets and liabilities regularly.

Basis risk is the risk that the variable annuity hedge asset value changes unexpectedly relative to the value of the underlying separate account funds of the variable annuity contracts. Basis risk may arise from the Company’s inability to directly hedge the underlying investment options of the variable annuity contracts. The Company mitigates this risk through regular review and synchronization of fund mappings, product design features, and hedge design.

(f)	Operational Risk

Operational risk is the risk of loss resulting from inadequate or failed internal processes and systems, fraud or errors, external events, or legal/regulatory risk. Operational risk is comprised of the following seven risk categories: (1) internal fraud; (2) external fraud; (3) employment practices and workplace safety; (4) clients/ third party, products and business practices; (5) damage to physical assets; (6) business disruption and system failure; and (7) execution, delivery and process management. Operational risk is comprehensively managed through a combination of core qualitative and quantitative activities.

The Operational Risk Management framework includes the following key activities: (1) loss data capture identifies historical operational events that meet a designated threshold to ensure transparency and remediation of each event; (2) risk and control self-assessments are performed to proactively manage significant operational risk scenarios throughout the organization; and (3) scenario analyses are conducted to quantify operational risk capital.

(g)	Legal/Regulatory Risk

Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which the Company operates may result in reduced demand for its products or additional expenses not assumed

Consolidated Financial Statements and Supplemental Schedules
Page 35 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

in product pricing. Additionally, the Company is exposed to risk related to how the Company conducts itself in the market and the suitability of its product sales to contractholders.

The Company mitigates this risk by offering a broad range of products and by operating throughout the United States. The Company actively monitors all market-related exposure and participates in national and international discussions relating to legal, regulatory, and accounting changes that may impact the business. A formal process exists to assess the Company’s risk exposure to changes in regulation including monitoring by the Compliance and Legal departments and regular reporting to the BOD of all known compliance risks and the effectiveness of the approach used to mitigate such risks. In addition, the Company has implemented suitability standards to mitigate suitability risk.

In April 2015, the U.S. Department of Labor (DOL) proposed new regulations that, if enacted, will significantly expand the definition of “investment advice” and increase the circumstances in which companies and broker-dealers, insurance agencies and other financial institutions that sell the Company’s products could be deemed a fiduciary when providing investment advice with respect to plans under the Employee Retirement Income Security Act of 1974 (ERISA) or individual retirement accounts (IRAs). The DOL also proposed amendments to longstanding exemptions from the prohibited transaction provisions under ERISA that would increase fiduciary requirements in connection with transactions involving ERISA plans, plan participants and IRAs, and that would apply more onerous disclosure and contract requirements to such transactions. If these proposals are adopted, the Company may find it necessary to change sales representative and/or broker compensation, limit the assistance or advice provided to annuity contractholders, or otherwise change the manner in which the Company designs and supports sales of annuities.

(h)	Ratings Risk

Ratings risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company. The rating agencies generally utilize proprietary capital adequacy models in the process of establishing ratings for the Company. The Company is at risk of changes in these models and the impact that changes in the underlying business that it is engaged in can have on such models. To mitigate this risk, the Company maintains regular communications with the rating agencies and evaluates the impact of significant transactions on such capital adequacy models and considers the same in the design of transactions to minimize the adverse impact of this risk. Rating agency capital is calculated and analyzed regularly. Stress tests are performed regularly to assess how rating agency capital adequacy models would be impacted by severe economic events.

(i)	Mortality Risk

Mortality risk is the risk that life expectancy assumptions used by the Company to price its products are too high (i.e., insureds live shorter than expected lives). Conversely, longevity risk is the risk that life expectancy assumptions used by the Company to price its products are too low (i.e., insureds live longer than expected lives).

Consolidated Financial Statements and Supplemental Schedules
Page 36 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

The Company mitigates mortality risk primarily through reinsurance, whereby the Company cedes a significant portion of its new and existing mortality to third parties. The Company manages mortality risk through the underwriting process. The Company also manages both mortality and longevity risks by reviewing its mortality assumptions at least annually, and reviewing mortality experience periodically.

(j)	Lapse Risk

Lapse risk is the risk that actual lapse experience evolves differently than the assumptions used for pricing and valuation exercises leading to a significant loss in Company value and/or income.

The Company mitigates this risk by performing sensitivity analysis at the time of pricing to affect policy design, regular ALM analysis and regular monitoring of policyholder experience. The Company quantifies lapse risk regularly.

(k)	Cyber Security Risk

Cyber Security Risk is the risk of denial of service and/or losses due to external and internal attacks leading to numerous impacts on systems, data, and key stakeholders (e.g. policyholders, producers, and employees.) The Company has implemented preventative measures for its internet breakout including Advanced Malware Detection, spyware, anti-virus software, phishing filters, email and laptop encryption, web content filtering, and regular scanning of all servers and network devices to identify vulnerabilities. Controls are implemented to prevent and review unauthorized access.

(l)	Reinsurance Risk

Reinsurance risk is the risk that reinsurance companies default on their obligation where the Company has ceded a portion of its insurance risk. The Company uses reinsurance to limit its risk exposure to certain business lines and to enable better capital management.

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company.

The Company mitigates this risk by requiring certain counterparties to meet thresholds related to the counterparty’s credit rating, exposure, or other factors. If the thresholds are not met by those counterparties, they are required to establish a trust or letter of credit backed by assets meeting certain quality criteria. All arrangements are regularly monitored to determine whether trusts or letters of credit are sufficient to support the ceded liabilities and that their terms are being met. Also, the Company reviews the financial standings and ratings of its reinsurance counterparties and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies regularly.

Consolidated Financial Statements and Supplemental Schedules
Page 37 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

(4)	Investments

(a)	Fixed-Maturity Securities and Equity Securities

At December 31, 2015 and 2014, the amortized cost or cost, gross unrealized gains, gross unrealized losses, and fair values of available-for-sale and held-to-maturity securities are as shown in the following tables:

	Amortized cost or cost	Gross unrealized gains	Gross unrealized losses	Fair value	OTTI in accumulated other comprehensive income (1)
2015:
Fixed-maturity securities, available-for-sale:
U.S. government	$1,682,642	78,089	5,407	1,755,324	653
Agencies not backed by the full faith and credit of the U.S. government	10,474	91	51	10,514	—
States and political subdivisions	8,533,503	514,459	49,428	8,998,534	—
Foreign government	269,608	9,675	7,116	272,167	—
Public utilities	5,798,475	480,099	56,376	6,222,198	189
Corporate securities	50,603,848	2,275,966	1,933,329	50,946,485	(4,640)
Mortgage-backed securities	12,263,037	296,408	61,646	12,497,799	—
Collateralized mortgage obligations	9,208	1,075	—	10,283	—
Collateralized debt obligations	9,738	11,573	147	21,164	11,572

Total fixed-maturity securities, available-for-sale	79,180,533	3,667,435	2,113,500	80,734,468	7,774

Fixed-maturity securities, held-to-maturity:
Corporate securities	55	10	—	65	—
CDOs	—	5,214	—	5,214	—

Total fixed-maturity securities held-to-maturity	55	5,224	—	5,279	—

Equity securities, available-for-sale:
Common stock	71,005	—	2,394	68,611	—

Total available-for-sale and held-to-maturity securities	$79,251,593	3,672,659	2,115,894	80,808,358	7,774

Consolidated Financial Statements and Supplemental Schedules
Page 38 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

	Amortized cost or cost	Gross unrealized gains	Gross unrealized losses	Fair value	OTTI in accumulated other comprehensive income (1)
2014:
Fixed-maturity securities, available-for-sale:
U.S. government	$1,127,783	105,433	262	1,232,954	—
Agencies not backed by the full faith and credit of the U.S. government	130,703	14,671	24	145,350	—
States and political subdivisions	6,718,229	824,806	2,093	7,540,942	—
Foreign government	308,633	13,505	10,463	311,675	—
Public utilities	5,482,698	851,165	5,614	6,328,249	484
Corporate securities	45,725,053	4,067,245	294,841	49,497,457	2,579
Mortgage-backed securities	13,415,946	682,880	929	14,097,897	—
Collateralized mortgage obligations	10,697	1,335	—	12,032	—
Collateralized debt obligations	33,637	11,745	153	45,229	11,719

Total fixed-maturity securities, available-for-sale	72,953,379	6,572,785	314,379	79,211,785	14,782

Fixed-maturity securities, held-to-maturity:
Corporate securities	82	15	—	97	—
CDOs	180,316	24,076	—	204,392	—

Total fixed-maturity securities held-to-maturity	180,398	24,091	—	204,489	—

Equity securities, available-for-sale:
Common stock	6,180	46	—	6,226	—

Total available-for-sale and held-to-maturity securities	$73,139,957	6,596,922	314,379	79,422,500	14,782

(1)

The amount represents the subsequent changes in net unrealized gain or loss on other-than-temporarily impaired securities. It includes the portion of OTTI losses in accumulated other comprehensive income, which was not included in earnings.

Consolidated Financial Statements and Supplemental Schedules
Page 39 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

The net unrealized gains on available-for-sale securities, held-for-sale securities and effective portion of cash flow hedges consist of the following at December 31:

	2015	2014	2013
Available-for-sale securities:
Fixed maturity	$1,553,935	6,258,406	3,697,314
Equity	(2,394)	46	—
Held-for-sale securities	798	—	—
Cash flow hedges	16,013	2,269	1,570
Adjustments for:
Shadow adjustments	(825,607)	(3,542,160)	(2,174,866)
Deferred taxes	(259,961)	(951,480)	(533,407)

Net unrealized gains	$482,784	1,767,081	990,611

The unrealized gain on held-for-sale securities relates to fixed maturity securities that were transferred from available-for-sale due to the expected sale of a subsidiary. See note 2 for further details.

The amortized cost and fair value of available-for-sale fixed-maturity securities at December 31, 2015, by contractual maturity, are shown below:

	Amortized cost	Fair value
Available-for-sale fixed-maturity securities:
Due in one year or less	$1,686,024	1,714,562
Due after one year through five years	12,759,691	13,454,444
Due after five years through ten years	19,854,889	19,656,047
Due after ten years	32,607,684	33,401,333
Mortgage-backed securities and collateralized mortgage obligations	12,272,245	12,508,082

Total available-for-sale fixed-maturity securities	$79,180,533	80,734,468

Consolidated Financial Statements and Supplemental Schedules
Page 40 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

The amortized cost and fair value of held-to-maturity fixed-maturity securities at December 31, 2015, by contractual maturity, are shown below:

	Amortized cost	Fair value
Held-to-maturity fixed-maturity securities:
Due after one year through five years	$55	65
Due after ten years	—	5,214

Total held-to-maturity fixed-maturity securities	$55	5,279

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. The amortized cost of fixed-maturity securities with rights to call or prepay without penalty is $26,148,167 as of December 31, 2015.

Proceeds from sales of available-for-sale securities for the years ended December 31 are presented in the following table:

	2015	2014	2013
Available-for-sale:
Fixed-maturity securities:
Proceeds from sales	$996,801	1,479,188	2,503,974
Equity securities:
Proceeds from sales	58,858	29,209	134,400

As of December 31, 2015 and 2014, investments with a fair value of $45,393 and $52,027, respectively, were held on deposit with various insurance departments and in other trusts as required by statutory regulations.

The Company’s available-for-sale and trading fixed-maturity security portfolios include mortgage-backed securities and collateralized mortgage obligations. Due to the high quality of these investments and the lack of subprime loans within the securities, the Company does not have a material exposure to subprime mortgages.

Consolidated Financial Statements and Supplemental Schedules
Page 41 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

(b)	Unrealized Investment Losses

Unrealized losses on available-for-sale securities and the related fair value for the respective years ended December 31 are shown below:

	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
2015:
Fixed-maturity securities, available-for-sale:
U.S. government	$600,970	5,395	4,959	12	605,929	5,407
U.S. government agency	4,536	51	—	—	4,536	51
States and political subdivisions	1,873,125	48,306	28,015	1,122	1,901,140	49,428
Foreign government	42,338	1,787	32,219	5,329	74,557	7,116
Public utilities	1,319,479	50,552	20,454	5,824	1,339,933	56,376
Corporate securities	16,369,002	1,265,080	1,639,373	668,249	18,008,375	1,933,329
Mortgage-backed securities	3,066,569	61,030	15,433	616	3,082,002	61,646
CDOs	—	—	730	147	730	147

Total temporarily impaired securities	$23,276,019	1,432,201	1,741,183	681,299	25,017,202	2,113,500

	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
2014:
Fixed-maturity securities, available-for-sale:
U.S. government	$23,411	51	23,481	211	46,892	262
U.S. government agency	3,342	24	—	—	3,342	24
States and political subdivisions	51,483	599	146,339	1,494	197,822	2,093
Foreign government	66,859	10,463	—	—	66,859	10,463
Public utilities	129,018	3,589	35,919	2,025	164,937	5,614
Corporate securities	4,101,602	211,776	1,198,903	83,065	5,300,505	294,841
Mortgage-backed securities	102,104	491	19,724	438	121,828	929
CDOs	4,176	67	19,792	86	23,968	153

Total temporarily impaired securities	$4,481,995	227,060	1,444,158	87,319	5,926,153	314,379

Consolidated Financial Statements and Supplemental Schedules
Page 42 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

As of December 31, 2015 and 2014, there were 1,294 and 356 available-for-sale fixed-maturity security holdings that were in an unrealized loss position.

As of December 31, 2015 and 2014, of the total amount of unrealized losses, $1,773,647 or 83.9% and $267,015 or 84.9%, respectively, are related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating of Aaa, Aa, A, or Baa from Moody’s or a rating of AAA, AA, A, or BBB from Standards and Poor’s (S&P), or a NAIC rating of 1 or 2 if a Moody’s or S&P rating is not available. Unrealized losses on securities are principally related to changes in interest rates or changes in sector spreads from the date of purchase. As contractual payments continue to be met, management continues to expect all contractual cash flows to be received. As mentioned in note 2, the Company reviews these securities regularly to determine whether or not declines in fair value are other than temporary. Further, as the Company neither has an intention to sell, nor does it expect to be required to sell the securities outlined above, the Company did not consider these investments to be other-than-temporarily impaired.

(c)	OTTI Losses

The following table presents a rollforward of the Company’s cumulative credit impairments on fixed-maturity securities held at December 31:

	2015	2014
Balance as of January 1	$36,948	45,722
Additions for credit impariments recognized on (1):
Securities not previously impaired	536	—
Securities previously impaired	1,086	4,391
Securities that the Company intends to sell or more likely than not be required to sell before recovery (interest)	57,353	2,054
Reductions for credit impairments previously on:
Securities that matured, were sold, or were liquidated during the period	(36,558)	(15,219)

Balance as of December 31	$59,365	36,948

(1)

There were $58,975 and $6,445 of additions included in the net OTTI losses recognized in Realized investment gains, net in the Consolidated Statements of Operations for the years ended December 31, 2015 and 2014, respectively.

Consolidated Financial Statements and Supplemental Schedules
Page 43 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

(d)	Realized Investment Gains (Losses)

Gross and net realized investment gains (losses) for the years ended December 31, are summarized as follows:

	2015	2014	2013
Available-for-sale:
Fixed-maturity securities:
Gross gains on sales and exchanges	$108,094	96,698	160,091
Gross losses on sales and exchanges	(15,272)	(11,114)	(36,798)
OTTI	(57,598)	(6,445)	(14,957)

Net gains on fixed-maturity securities	35,224	79,139	108,336

Equity securities:
Gross gains on sales	2	113	—
Gross losses on sales	(184)	(1)	—

Net (losses) gains on equity securities	(182)	112	—

Net gains on available-for-sale securities	35,042	79,251	108,336

Held-to-maturity:
Gross gains on exchanges	31,832	—	44,179
Gross losses on exchanges	(11)	(84)	(11)
OTTI	—	—	(91)

Net (losses) gains on held-to-maturity securities	31,821	(84)	44,077
(Provision) benefit for mortgage loans on real estate	(2,400)	5,000	18,500
Gains for mortgage loans on real estate	—	—	4,929
Investment in affiliates	—	(6,500)	11,810
Gain (loss) on real estate sales	5,929	—	(29)
Net gains on sales of acquired loans	24,027	95	674
Other	(6)	—	—

Net realized investment gains	$94,413	77,762	188,297

Consolidated Financial Statements and Supplemental Schedules
Page 44 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

The 2015 realized gain on real estate sales is related to the recognition of a contingent gain as part of the terms of the 2011 sale of the Company’s real estate portfolio. The $31,832 gross gain in held-to-maturity securities relates to the impact of consolidating a CDO investment. See further details relating to the transaction at the end of note 4. The 2014 realized loss and 2013 realized gain on investment in affiliates is related to the disposal of an affiliate investment and subsidiary, respectively. The 2013 realized gain for mortgage loans on real estate is a result of the sale of certain loans to two subsidiary companies of AZOA.

(e)	Interest and Similar Income

Major categories of interest and similar income, net, for the respective years ended December 31 are shown below:

	2015	2014	2013
Interest and similar income:
Available-for-sale fixed-maturity securities	$3,752,867	3,552,896	3,185,680
Mortgage loans on real estate	413,103	377,917	367,196
Interest on acquired loans	28,122	27,548	27,817
Investment income on trading securities	16,472	11,645	9,735
Policy loans	9,834	9,981	10,461
Short-term securities	8,761	7,864	5,575
Held-to-maturity fixed-maturity securities	5,746	15,894	26,781
Interest rate swaps	5,197	1,867	697
Other invested assets	3,286	2,083	196
Interest on assets held by reinsurers	2,626	2,798	2,915
Interest on loans to affiliates	516	980	1,549
Rental income on real estate	—	—	1,462

Total	4,246,530	4,011,473	3,640,064
Less investment expenses	66,427	54,175	47,947

Total interest and similar income, net	$4,180,103	3,957,298	3,592,117

Consolidated Financial Statements and Supplemental Schedules
Page 45 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

(f)	Mortgage Loans

The Company’s investment in mortgage loans on real estate at December 31 is summarized as follows:

	2015	2014
Mortgage loans on real estate:
Mortgage loans	$8,825,418	7,217,169
Valuation allowances	(37,400)	(35,000)

Total mortgage loans on real estate	$8,788,018	7,182,169

At December 31, 2015, mortgage loans on real estate in California and Illinois exceeded the 10% concentration levels by state with a concentration of 27.7% or $2,448,008 and 11.6% or $1,025,605, respectively. At December 31, 2014, mortgage loans on real estate in California, Texas and Illinois exceeded the 10% concentration levels by state with a concentration of 29.2% or $2,108,890, 10.1% or $729,761 and 10.0% or $722,225, respectively.

Interest rates on investments in new mortgage loans ranged from a minimum of 3.3% to a maximum of 4.8%.

The valuation allowances on mortgage loans on real estate at December 31 and the changes in the allowance for the years then ended are summarized as follows:

	2015	2014	2013
Balance, beginning of year	$35,000	66,750	85,250
Release due to discounted payoff	—	(26,750)	—
Provision (benefit) charged to operations	2,400	(5,000)	(18,500)

Balance, end of year	$37,400	35,000	66,750

In 2015, the Company reevaluated the allowance related to the remainder of the mortgage loan portfolio, resulting in an increase of the provision of $2,400.

In 2014, the decrease to the valuation allowance on mortgage loans is a result of the Company releasing a specific reserve of $26,750 on one mortgage loan that was paid-off. The Company also reevaluated the allowance related to the remainder of the mortgage loan portfolio, resulting in a reduction of the provision of $5,000.

In 2013, the decrease to the valuation allowance on mortgage loans is a result of the Company reducing a specific reserve on one mortgage loan in the amount of $13,500 related to a change in the estimate of realizable value of the underlying collateral. The Company also reevaluated the

Consolidated Financial Statements and Supplemental Schedules
Page 46 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

allowance related to the remainder of the mortgage loan portfolio during 2013, which resulted in a reduction of the provision of $5,000.

(g)	Securities Lending

The Company had fair value of securities on loan of $2,392,657 and $2,280,442, in fixed-maturity securities, on the Consolidated Balance Sheets, and held collateral in the amounts of $2,480,996 and $2,361,952, as of December 31, 2015 and 2014, respectively. The collateral is recorded in Cash and cash equivalents and Loans to affiliates on the Consolidated Balance Sheets. The corresponding liability is recorded in Other liabilities on the Consolidated Balance Sheets.

(h)	Variable Interest Entities

In the normal course of business, the Company enters into relationships with various entities that are deemed to be a VIE. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses, and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

The Company’s held-to-maturity CDOs were purchased in 2009 and represent interests in VIEs. The CDOs exist for the sole purpose of acquiring and managing a diversified portfolio of asset-backed and synthetic securities and are funded by the issuance of several tranches of funding notes. The CDOs, which are primarily the highest ranking debt tranches of each respective deal, contain similar features. There are several classes of notes, which include a structure that subordinates one note to another. Priorities of payment provide that the most senior classes of notes are paid first. Each CDO trust holds investments in eligible assets, which generally include credit asset-backed securities, mortgage-backed securities, default swaps/synthetic CDOs, other CDOs, and other asset-backed securities. These assets have a concentration in subprime mortgage-backed securities. Each CDO also contains tests, which, if failed, will result in cash payments that would normally be directed to a junior class of note holders, be redirected to the most senior class of note holders. The CDOs contain call features that may be exercised if requested by the appropriate class of note and if other criteria required by the CDO documents are met.

In addition, the Company invests in structured securities including VIEs. These structured securities typically invest in fixed-income investments managed by third parties and include mortgage-backed securities, collateralized mortgage obligations, and other CDOs.

The Company has carefully analyzed the VIEs to determine whether the Company is the primary beneficiary, taking into consideration whether the Company, or the Company together with its affiliates, has the power to direct the activities of the VIE, that most affect its economic performance and whether the Company has the right to benefits from the VIE. Based on that analysis, the

Consolidated Financial Statements and Supplemental Schedules
Page 47 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

Company has concluded that it is not the primary beneficiary for all but one of the Company’s VIEs and, as such, only one VIE was consolidated in the Consolidated Financial Statements.

The non-consolidated CDO is classified as Fixed-maturity securities, held-to-maturity on the Consolidated Balance Sheets and reported at amortized cost. The other non-consolidated structured securities are classified as Fixed-maturity securities, available-for-sale on the Consolidated Balance Sheets and reported at fair value, or Acquired loans and reported at amortized cost. The Company’s maximum exposure to loss from these entities is limited to their carrying value. The Company has not provided, and has no obligation to provide, material, financial, or other support that was not previously contractually required to these entities. The Company had no liabilities recorded as of December 31, 2015 or 2014, related to these entities.

Due to the ability to influence returns of the collateral manager, the Company determined in 2015, that consolidation is required for one VIE. The triggering event for consolidation occurred when the Company entered into an agreement with the collateral manager to liquidate some or all of the collateral underlying several classes of notes within one of the CDOs. Creditors of the consolidated VIE do not have any recourse on the Company. The Company does not have any implicit or explicit arrangements to provide financial support to the consolidated VIE. Upon initial consolidation, the Company recorded a gain of $31,832 in Realized investment gains, net on the Consolidated Statements of Operations.

The consolidated CDO had net assets of approximately $158,804 as of June 30, 2015. At the Company’s direction, the collateral manager liquidated $163,389 of assets at auction, of which. $96,046 were purchased by the Company. The assets purchased at auction are reported at amortized cost as Acquired loans and at fair value as Fixed-maturity securities, Available-for-sale on the Consolidated Balance Sheets. As of December 31, 2015, the Company held $44,527 as Acquired loans and $12,611 as Fixed-maturity securities, Available-for-sale. As of December 31, 2015, the Company also held $26,941 of previously consolidated assets that are reported at fair value as Fixed-maturity securities, Available-for-sale on the Consolidated Balance Sheets.

The Company has $2,789 in liabilities recorded as of December 31, 2015, related to this entity representing its obligation to pay junior tranche noteholders expected discounted future payments in accordance with the contractual priority of payments. The liability is reported in Other liabilities on the Consolidated Balance Sheets.

During 2013, the Company issued an acceleration direction to the trustee of one of the Company’s CDOs. The trustee then issued a notice of acceleration to the noteholders and beneficial owners notifying them that the principal and all accrued and unpaid interest on the notes are immediately due and repayable. As a result of this acceleration the underlying collateral was sold at auction. The Company received cash of $253,125 for securities with a book value of $208,946 resulting in a realized gain of $44,179.

Consolidated Financial Statements and Supplemental Schedules
Page 48 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

(i)	Redeemable Preferred Stock

AZL PF Investments, Inc. (AZLPF), a wholly owned subsidiary of the Company, issued redeemable preferred stock as a result of a prepaid forward agreement settled in 2012. The preferred stock liability of $32,195 was recorded at December 31, 2015 and 2014 and is reported in Other liabilities on the Consolidated Balance Sheets. The preferred stock is mandatorily redeemable on January 9, 2017.

(5)	Derivatives and Hedging Instruments

The Company uses exchange traded and OTC derivative instruments as a risk management strategy to hedge its exposure to various market risks associated with both its products and operations. Derivative assets and liabilities are recorded at fair value in the Consolidated Financial Statements using valuation techniques further discussed in note 6.

Each derivative is designated by the Company as either a cash flow hedging instrument (cash flow hedge) or not qualified as a hedging instrument (nonqualifying strategies).

Cash Flow Hedges

IRS were used by the Company to hedge against the changes in cash flows associated with variable interest rates on certain underlying fixed-maturity securities until January 2015. Beginning in 2014, the Company started using foreign currency swaps to hedge against foreign currency and interest fluctuations on certain foreign denominated fixed-maturity securities. IRS and foreign currency swaps have notional amounts and maturity dates equal to the underlying fixed-maturity securities and are determined to be highly effective as of December 31, 2015 and 2014. The cumulative amount of unrealized gains and losses on the effective portion of the IRS is recorded as a component of total other comprehensive income in the Consolidated Statements of Comprehensive Income.

Consolidated Financial Statements and Supplemental Schedules
Page 49 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

The following table presents the components of the gains or losses related to the effective portion of the derivatives that qualify as cash flow hedges:

Derivatives designated as	Amount of gains (losses) recognized at December 31
cash flow hedging instruments	2015	2014	2013
Interest rate swaps, net of tax benefit of ($332), ($217), and ($238), at December 31, 2015, 2014, and 2013, respectively	$(617)	(403)	(443)
Foreign currency swaps, net of tax expense of $15,550, $4,683, and $0 at December 31, 2015, 2014, and 2013, respectively	28,879	8,698	—

Total	$28,262	8,295	(443)

At December 31, 2015, the Company does not expect to reclassify any pretax gains or losses on cash flow hedges into earnings during the next 12 months. Recurring interest income earned is recorded in Interest and similar income, net in the Consolidated Statements of Operations. The Company has estimated $7,039 of interest income will be earned in 2016 from the cross currency swaps. In the event that cash flow hedge accounting is no longer applied, because the derivatives are no longer designated as a hedge, or the hedge is not considered to be highly effective, the reclassification from accumulated other comprehensive income into earnings may be accelerated.

Nonqualifying Strategies

Option Contracts

The Company utilizes OTC options and ETOs with the objective to economically hedge certain fixed-indexed annuity and life products tied to certain indices as well as certain variable annuity guaranteed benefits. These options are not used for speculative or income generating purposes. The ETOs provide the Company flexibility to use instruments, which are exchange-cleared and allow the Company to mitigate counterparty credit risk. These options are cleared through the Options Clearing Corporation (OCC), which operates under the jurisdiction of both the Securities and Exchange Commission (SEC) and the Commodities Futures Trading Commission (CFTC). The credit rating on the OCC is currently AA+ from S&P. The fair values of the collateral posted for OTC and exchange traded derivatives are discussed in the derivative collateral management section below.

Consolidated Financial Statements and Supplemental Schedules
Page 50 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

As of December 31, the Company held options purchased (asset) and options sold (liability) with the following amortized cost basis, fair value, and notional amounts:

	2015	2014
Options:
Purchased (asset):
Amortized cost	$589,415	516,120
Fair value	359,949	504,309
Notional	28,073,842	40,747,227
Sold (liability):
Basis	$341,266	323,227
Fair value	226,761	322,185
Notional	24,549,455	32,723,520

Futures

The Company utilizes exchange traded futures to economically hedge fixed-indexed annuity, life, and variable annuity guarantees. The futures contracts do not require an initial investment except for the initial margin described below and the Company is required to settle cash daily based on movements of the representative index, therefore, no asset or liability is recorded as of December 31, 2015 and 2014. Futures contracts are also utilized to hedge the investment risk associated with seed money. The fair value of the collateral posted for exchange traded derivatives is discussed in the derivative collateral management section below.

Interest Rate Swaps

The Company utilizes OTC and exchange traded IRS to economically hedge certain variable annuity and fixed-index annuity guarantees. The Company can receive the fixed or variable rate. The IRS are traded in varying maturities. The Company only enters into OTC IRS contracts with counterparties rated BBB+ or better.

IRS traded after May 2013 are centrally cleared through an exchange. For IRS traded prior to June 2013, the interest rate swap exposure was netted with other OTC derivatives upon settlement and were subject to the rules of the International Swaps and Derivatives Association, Inc. agreements. The fair values of the collateral posted for OTC and exchange traded derivatives are discussed in the derivative collateral management section below.

Total Return Swaps

The Company engages in the use of OTC Total Return Swaps (TRS), which allow the parties to exchange cash flows based on a variable reference rate such as the three-month LIBOR and the return of an underlying index. The Company uses the TRS with the intent to economically hedge fixed-indexed annuity

Consolidated Financial Statements and Supplemental Schedules
Page 51 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

and variable annuity guarantees. The fair value of the collateral posted for OTC derivatives is discussed in the derivative collateral management section below.

To Be Announced Securities

Beginning in 2015, the Company began transacting OTC To Be Announced (TBA) securities to economically hedge market risks embedded in certain life and annuity products. The Company uses the OTC TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company is exposed to market risk to the extent the Company is over or under-hedged from an economic perspective. To mitigate counterparty credit risk, the Company establishes relationships with only counterparties rated BBB+ and higher. The fair value of the collateral posted for OTC derivatives is discussed in the derivative collateral management section below.

Credit Default Swaps

The Company utilizes exchange traded CDS, to economically hedge certain fixed-indexed annuity guarantees. The CDS within the investment portfolios assume credit risk from a single entity or referenced index for the purpose of synthetically replicating investment transactions. The Company can be required to pay or be the net receiver on the contract depending on the net position. Credit events include bankruptcy of the reference and failure to pay by the reference. The notional amount is equal to the maximum potential future loss amount. The fair value of the collateral posted for exchange traded derivatives is discussed in the derivative collateral management section below.

Consolidated Financial Statements and Supplemental Schedules
Page 52 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

The following table presents the notional amount, fair value, weighted average years to maturity, underlying referenced credit obligation type, and average credit ratings for the credit derivatives in which the Company was assuming credit risk as of December 31, 2015 and 2014:

Credit Derivative type by derivative risk exposure and reference type	Notional Amount	Fair Value	Weighted Average Years to Maturity	Average Credit Rating
2015:
Basket credit default swaps
Investment grade risk exposure U.S. corporate credit	$150,900	1,569	7	BBB+

Total	$150,900	1,569

2014:
Basket credit default swaps
Investment grade risk exposure U.S. corporate credit	$145,300	2,364	8	BBB+
Below investment grade risk Emerging markets sovereign credit	6,200	(642)	11	BBB-

Total	$151,500	1,722

Derivative Collateral Management

The Company manages separate collateral for exchange traded and OTC derivatives. The total collateral posted for exchange traded derivatives at December 31, 2015 and 2014, had a fair value of $1,019,112 and $1,226,231, respectively, and is included in Fixed-maturity securities on the Consolidated Balance Sheets. The Company retains ownership of the exchange traded collateral, but the collateral resides in an account designated by the exchange. The collateral is subject to specific exchange rules regarding rehypothecation. The total collateral posted for OTC derivatives at December 31, 2015 and 2014, had a fair value of $13,939 and $66,273, respectively, and is included in Fixed-maturity securities on the Consolidated Balance Sheets. The Company posts collateral to OTC counterparties based upon exposure amounts. The Company retains ownership of the OTC collateral.

Stock Appreciation Rights

The Company also enters into contracts with Allianz SE with the objective to economically hedge risk associated with the Allianz SE stock-based compensation plan, which awards certain employees stock

Consolidated Financial Statements and Supplemental Schedules
Page 53 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

appreciation rights (SARs). The contracts are recorded at fair value within Derivatives on the Consolidated Balance Sheets with the change in fair value recorded in Change in fair value of assets and liabilities on the Consolidated Statements of Operations. As of December 31, 2015 and 2014, the Company owned 7,422 and 30,897 contracts with a cost of $293 and $1,002, respectively. See further discussion of the stock-based compensation plan in note 18.

Embedded Derivatives

The Company issues certain variable annuity products with guaranteed minimum benefit riders, including GMWB and GMAB, which are measured at fair value separately from the host variable annuity contract, with changes in fair value reported in Change in fair value of annuity and life embedded derivatives on the Consolidated Statements of Operations. These embedded derivatives are classified within Account balances and future policy benefit reserves on the Consolidated Balance Sheets.

Certain fixed-indexed annuity products, variable annuity riders, and universal life policies include a market value liability option (MVLO), which is essentially an embedded derivative with equity-indexed features. This embedded derivative is reported within Account balances and future policy benefit reserves on the Consolidated Balance Sheets with changes in fair value reported in Change in fair value of annuity and life embedded derivatives on the Consolidated Statements of Operations.

The Company bifurcated and separately recorded an embedded derivative related to certain CDOs. The last of these CDOs was liquidated in 2015. See note 4 for further detail relating to the liquidation of this CDO. The embedded derivative was recorded within Derivatives on the Consolidated Balance Sheets, with changes in fair value reported in Change in fair value of assets and liabilities on the Consolidated Statements of Operations.

Consolidated Financial Statements and Supplemental Schedules
Page 54 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

The following table presents the balance sheet location and the fair value of the derivatives, including embedded derivatives, for both cash flow hedges and nonqualifying strategies as of December 31:

	Fair value
Derivatives designated as
cash flow hedging instruments	2015	2014
Interest rate swaps	$—	950
Foreign currency swaps	53,794	15,647

Total cash flow hedging instruments	$53,794	16,597

Derivatives designated as nonqualifying hedging instruments and certain hedged items, net
OTC	$132,574	180,789
ETO	—	33
SARs	614	1,302
GMWB	(2,170,539)	(1,491,280)
GMAB	(374,857)	(264,857)
MVLO	(14,495,312)	(14,903,758)
CDO embedded derivative	—	3,669
TRS	(31,462)	7,156
Other embedded derivative	3,097	1,673
Interest rate swaps	82,705	62,297
TBA Securities	(34)	—

Total nonqualifying hedging instruments	(16,853,214)	(16,402,976)

Total derivative instruments	$(16,799,420)	(16,386,379)

Location in Consolidated Balance Sheets
Derivatives	$591,609	721,736
Account balances and future policy benefit reserves	(17,040,708)	(16,659,895)
Derivative liability	(350,321)	(448,220)

Total derivative instruments	$(16,799,420)	(16,386,379)

Consolidated Financial Statements and Supplemental Schedules
Page 55 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

The following table presents the gains or losses recognized in income on the various nonqualifying strategies:

Derivatives designated as nonqualifying hedging instruments and	Location in Consolidated	Amount of (losses) gains on derivatives recognized for the years ended December 31
certain hedged item, net	Statements of Operations	2015	2014	2013
MVLO	Policy fees	$79,951	194,229	568,744
MVLO	Policyholder benefits	115,737	2,159	10,191
MVLO	Change in fair value of annuity and life embedded derivatives	212,758	(3,344,049)	(2,677,038)
GMWB	Change in fair value of annuity and life embedded derivatives	(679,259)	(1,445,524)	912,073
GMAB	Change in fair value of annuity and life embedded derivatives	(122,094)	(166,411)	166,904

	Total change in fair value of annuity and life embedded derivatives	(588,595)	(4,955,984)	(1,598,061)

OTC	Change in fair value of assets and liabilities	(361,419)	862,097	(479,713)
ETO	Change in fair value of assets and liabilities	291	66,855	(11,538)
Futures	Change in fair value of assets and liabilities	(423,134)	(267,628)	1,693,399
SARs	Change in fair value of assets and liabilities	630	69	1,823
CDO embedded derivative	Change in fair value of assets and liabilities	(188)	(150)	(119)
Other embedded derivatives	Change in fair value of assets and liabilities	1,423	(230)	(623)
Forward commitments	Change in fair value of assets and liabilities	330	—	—
Interest rate swaps	Change in fair value of assets and liabilities	279,158	1,085,355	(684,511)
TRS	Change in fair value of assets and liabilities	4,093	113,236	391,726
Credit Default Swaps	Change in fair value of assets and liabilities	(2,220)	(626)	—

	Total change in fair value of freestanding and other derivatives	(501,036)	1,858,978	910,444

	Total derivative loss, net	$(893,943)	(2,900,618)	(108,682)

Offsetting Assets and Liabilities

Certain financial instruments and derivative instruments are eligible for offset in the Consolidated Balance Sheets under GAAP. The Company’s derivative instruments are subject to master netting arrangements

Consolidated Financial Statements and Supplemental Schedules
Page 56 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

and collateral arrangements. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis on the Consolidated Balance Sheets.

The following tables present additional information about derivative assets and liabilities subject to an enforceable master netting arrangement as of the dates indicated:

	December 31, 2015
				Gross amounts not offset in the Balance Sheet
	Gross amounts recognized	Gross amounts offset in the Balance Sheet	Net amounts presented in the Balance Sheet	Financial instruments (1)	Collateral pledged/ received	Net amounts
Derivative assets	$587,898	—	587,898	(346,116)	(216,659)	25,123
Derivative liabilities	(350,276)	—	(350,276)	346,116	4,160	—

Net derivatives	$237,622	—	237,622	—	(212,499)	25,123

	December 31, 2014
				Gross amounts not offset in the Balance Sheet
	Gross amounts recognized	Gross amounts offset in the Balance Sheet	Net amounts presented in the Balance Sheet	Financial instruments (1)	Collateral pledged/ received	Net amounts
Derivative assets	$715,092	—	715,092	(424,495)	(212,596)	78,001
Derivative liabilities	(448,220)	—	(448,220)	424,495	23,352	(373)

Net derivatives	$266,872	—	266,872	—	(189,244)	77,628

(1)

Represents the amount of assets or liabilities that could be offset by liabilities or assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

In the tables above, the gross amounts of assets or liabilities as presented in the Consolidated Balance Sheets are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral.

Consolidated Financial Statements and Supplemental Schedules
Page 57 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

(6)	Fair Value Measurements

The following assets and liabilities are carried at fair value on a recurring basis in the Company’s Consolidated Financial Statements: available-for-sale and at fair value through income fixed-maturity securities, freestanding and embedded derivatives, equity securities, and separate account assets and liabilities.

The Fair Value Measurements and Disclosures Topic of the Codification establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.

Level 2 – Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)	quoted prices for similar assets or liabilities in active markets.

(b)	quoted prices for identical or similar assets or liabilities in markets that are not active.

(c)	inputs other than quoted prices that are observable.

(d)	inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 – Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The Company has analyzed the valuation techniques and related inputs, evaluated its assets and liabilities reported at fair value, and determined an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each valuation was classified into Level 1, 2, or 3. Transfers of securities among the levels occur at the beginning of the reporting period.

Consolidated Financial Statements and Supplemental Schedules
Page 58 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

The following tables present the assets and liabilities measured at fair value on a recurring basis and their corresponding level in the fair value hierarchy at December 31:

	Total	Level 1	Level 2	Level 3
2015:
Assets accounted for at fair value:
Fixed-maturity securities, available-for-sale:
U.S. government	$1,755,324	1,755,324	—	—
Agencies not backed by the full faith and credit of the U.S. government	10,514	—	10,514	—
States and political subdivisions	8,998,534	—	8,998,035	499
Foreign government	272,167	—	238,794	33,373
Public utilities	6,222,198	—	5,572,340	649,858
Corporate securities	50,946,485	—	44,574,746	6,371,739
Mortgage-backed securities	12,497,799	—	12,442,893	54,906
CMOs	10,283	—	10,283	—
CDOs	21,164	—	—	21,164
Fixed-maturity securities, at fair value through income	37,111	37,111	—	—
Derivative investments	591,609	—	589,259	2,350
Equity securities, available-for-sale	68,611	68,611	—	—
Equity securities, trading	292,816	269,956	22,860	—
Corporate-owned life insurance	316,926	—	316,926	—
Separate account assets	28,243,123	28,243,123	—	—

Total assets accounted for at fair value	$110,284,664	30,374,125	72,776,650	7,133,889

Liabilities accounted for at fair value:
Derivative liabilities	$350,321	—	316,509	33,812
Separate account liabilities	28,243,123	28,243,123	—	—
Reserves at fair value (1)	18,096,009	—	—	18,096,009

Total liabilities accounted for at fair value	$46,689,453	28,243,123	316,509	18,129,821

Consolidated Financial Statements and Supplemental Schedules
Page 59 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

	Total	Level 1	Level 2	Level 3
2014:
Assets accounted for at fair value:
Fixed-maturity securities, available-for-sale:
U.S. government	$1,232,954	1,232,954	—	—
Agencies not backed by the full faith and credit of the U.S. government	145,350	—	145,350	—
States and political subdivisions	7,540,942	—	7,540,942	—
Foreign government	311,675	—	277,528	34,147
Public utilities	6,328,249	—	5,807,050	521,199
Corporate securities	49,497,457	—	44,284,896	5,212,561
Mortgage-backed securities	14,097,897	—	14,096,565	1,332
CMOs	12,032	—	12,032	—
CDOs	45,229	—	—	45,229
Fixed-maturity securities, at fair value through income	41,223	41,223	—	—
Derivative investments	721,736	32	710,121	11,583
Equity securities, available-for-sale	6,226	6,226	—	—
Equity securities, trading	314,023	286,971	27,052	—
Corporate-owned life insurance	312,419	—	312,419	—
Separate account assets	30,789,371	30,789,371	—	—

Total assets accounted for at fair value	$111,396,783	32,356,777	73,213,955	5,826,051

Liabilities accounted for at fair value:
Derivative liabilities	$448,220	—	447,463	757
Separate account liabilities	30,789,371	30,789,371	—	—
Reserves at fair value (1)	17,052,283	—	—	17,052,283

Total liabilities accounted for at fair value	$48,289,874	30,789,371	447,463	17,053,040

(1)	Reserves at fair value are reported in Account balances and future policy benefit reserves on the Consolidated Balance Sheets.

Consolidated Financial Statements and Supplemental Schedules
Page 60 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

The following is a discussion of the methodologies used to determine fair values for the assets and liabilities listed in the above table. These fair values represent an exit price (i.e., what a buyer in the marketplace would pay for an asset in a current sale or charge to transfer a liability).

(a)	Valuation of Fixed-Maturity Securities and Equity Securities

The fair value of fixed-maturity securities and equity securities is based on quoted market prices in active markets when available. Based on the market data, the securities are categorized into asset class, and based on the asset class of the security, appropriate pricing applications, models and related methodology, and standard inputs are utilized to determine what a buyer in the marketplace would pay for the security in a current sale. When quoted prices are not readily available or in an inactive market, standard inputs used in the valuation models, listed in approximate order of priority, include, but are not limited to, benchmark yields, reported trades, Municipal Securities Rulemaking Board (MSRB) reported trades, Nationally Recognized Municipal Securities Information Repository (NRMSIR) material event notices, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and economic events. In some cases, including private placement securities and certain difficult-to-price securities, internal pricing models may be used that are based on market proxies.

Generally, Treasury securities and exchange-traded stocks are included in Level 1. Most bonds for which prices are provided by third-party pricing sources are included in Level 2, because the inputs used are market observable. Bonds for which prices were obtained from broker quotes, certain bonds without active trading markets and private placement securities that are internally priced are included in Level 3.

The Company is responsible for establishing and maintaining an adequate internal control structure to prevent or detect material misstatements related to fair value measurements and disclosures. This responsibility is especially important when using third parties to provide valuation services.

The Company’s control framework around third-party valuations begins with obtaining an understanding of the pricing vendor’s methodologies. A Pricing Committee is in place that meets quarterly to establish and review a pricing policy, which includes approving any changes to pricing sources, assessing reasonableness of pricing services, and addressing any ad hoc valuation issues that arise. The pricing methodologies used by the service providers and internal control reports provided by the service providers are reviewed by management.

In addition to monitoring the third-party vendor’s policies, the Company is also responsible for monitoring the valuation results. Controls are in place to monitor the reasonableness of the valuations received. These controls include price analytic reports that monitor significant fluctuations in price as well as an independent price verification process by which the Company obtains prices from vendors other than the primary source and compares them for reasonableness. Results of the independent price verification are also reviewed by the Pricing Committee.

Consolidated Financial Statements and Supplemental Schedules
Page 61 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

There are limited instances in which the primary third-party vendor is not used to obtain prices for fixed maturity securities. These instances include private placement securities and certain other immaterial portfolios priced by a secondary external vendor or internal models.

At December 31, 2015 and 2014, private placement securities of $6,685,280 and $5,461,205, respectively, were included in Level 3. Internal pricing models based on market proxy securities and U.S. Treasury rates, which are monitored monthly by the investment manager for reasonableness, are used to value these holdings. This includes ensuring there are no significant credit events impacting the proxy security and that the spreads used are still reasonable under the circumstances.

The portfolios of securities received as a result of liquidating or consolidating CDOs were priced using a combination of third-party vendors and cash flow modeling. The methodology used is dependent on the availability of observable inputs. Prices are reviewed for reasonableness by reviewing cash flow projections, related yields on similar securities, and comparison to auction prices and other expectations. The securities are reviewed by Management via the Company’s Pricing Committee.

(b)	Valuation of Derivatives

Active markets for OTC option assets and liabilities do not exist. The fair value of OTC option assets and liabilities is derived internally, by calculating their expected discounted cash flows, using a set of calibrated, risk-neutral stochastic scenarios, including a market data monitor, a market data model generator, a stochastic scenario calibrator, and the actual asset pricing calculator. The valuation results are reviewed by Management via the Pricing Committee. Options that are internally priced, foreign swaps, CDS, TBA securities and IRS are included in Level 2, because they use market observable inputs. TRS are included in Level 3 because they use valuation techniques in which significant inputs are unobservable. The fair value of ETOs and futures is based on quoted market prices and are generally included in Level 1.

Certain derivatives are priced using external third-party vendors. The Company has controls in place to monitor the valuations of these derivatives. Using market observable inputs, interest rate swap prices are derived from a third-party source and are independently recalculated internally and reviewed for reasonableness at the position level on a monthly basis. TRS prices are obtained from the respective counterparties. These prices are also internally recalculated and reviewed for reasonableness at the position level on a monthly basis.

(c)	Valuation of Corporate-Owned Life Insurance

The Company holds COLI policies with unrelated third parties. The cash surrender value of the policies is based on the value of the underlying assets, which are regularly priced. The cash surrender value approximates fair value for these policies and is considered Level 2 based on the use of observable inputs.

Consolidated Financial Statements and Supplemental Schedules
Page 62 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

(d)	Valuation of Separate Account Assets and Liabilities

Separate account assets are carried at fair value, which is based on the fair value of the underlying assets. Funds in the separate accounts are primarily invested in variable investment options with the following investment types: bond, domestic equity, international equity, or specialty. The separate account funds also hold certain money market funds. Variable investments are included in Level 1. The remaining investments are categorized similar to the investments held by the Company in the general account (e.g., if the separate account invested in corporate bonds or other fixed-maturity securities, that portion could be considered a Level 2 or Level 3). In accordance with the Financial Services – Insurance Topic of the Codification, the fair value of separate account liabilities is set to equal the fair value of separate account assets.

(e)	Valuation of Reserves at Fair Value

Reserves at fair value principally include the equity-indexed features contained in fixed-indexed annuity products, certain variable annuity riders and variable index annuity products. Fair values of the embedded derivative liabilities are calculated based on internally developed models, because active, observable markets do not exist for these liabilities. Fair value is derived from techniques in which one or more significant inputs are unobservable and are included in Level 3. These fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

The fair value of the embedded derivative contained in the fixed-indexed annuity products is the sum of the current year’s option value projected stochastically, the projection of future index growth at the option budget, and the historical interest/equity-indexed credits. The valuation of the embedded derivative includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs. The Company’s own credit adjustment is determined by taking into consideration publicly available information on industry default risk with considerations for the Company’s own credit profile. Risk margin is incorporated into the valuation model to capture the noncapital market risks of the instrument, which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of certain actuarial assumptions including surrenders, annuitization, and future equity index caps or participation rates. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility, changes in the Company’s own credit standing, and variations in actuarial assumptions regarding contractholder behavior and risk margin related to noncapital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The Company issues certain variable annuity products with guaranteed minimum benefit riders, including GMWB and GMAB riders. The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable overnight index swap rates (OIS) plus

Consolidated Financial Statements and Supplemental Schedules
Page 63 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

funding valuation adjustments, as approximated by LIBOR. These cash flows are then discounted using the current month’s LIBOR plus a company specific spread. Beginning in December of 2014, the expected life-contingent GMWB payments are discounted using a blend of short and long term rates to the date the account value is expected to be exhausted. These obligations are then discounted to the current date using LIBOR plus a spread for the Company’s own nonperformance risk. In 2012 and prior years, these cash flows were discounted using the U.S. Treasury rate plus a company specific spread. The valuation of these riders includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs. The Company’s own credit adjustment is determined taking into consideration publicly available information relating to the Company’s claims paying ability. Risk margin is established to capture the noncapital market risks of the instrument, which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of certain actuarial assumptions including surrenders, annuitization, and premium persistency. The establishment of the risk margin requires the use of significant management judgment. These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility, changes in the Company’s own credit standing, and variations in actuarial assumptions regarding contractholder behavior and risk margins related to noncapital market inputs may result in significant fluctuations in the fair value of the riders that could materially affect net income.

The Company elected the fair value option for certain insurance contracts related to the variable index annuity product. The fair value is calculated internally using the present value of future expected cash flows. Future expected cash flows are generated using contractual features, actuarial assumptions, and market emergence over a complete set of market consistent scenarios. Cash flows are then averaged over the scenario set and discounted back to the valuation date using the appropriate discount factors adjusted for nonperformance risk on the noncollateralized portions of the contract.

The Company also has an embedded derivative asset related to a modified coinsurance agreement with an unrelated third party, which is reported within Derivatives on the Consolidated Balance Sheets. This agreement results in a credit derivative, with a fair value based on the difference between the LIBOR and Corporate A- spread as of an average portfolio purchase date. The asset is included in Level 2 as the valuation uses market observable inputs. This derivative is on a closed block of business and is not significant to the ongoing results of the Company.

Consolidated Financial Statements and Supplemental Schedules
Page 64 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

(f)	Level 3 Rollforward

The following table provides a reconciliation of the beginning and ending balances for the Company’s Level 3 assets and liabilities measured at fair value on a recurring basis:

								Realized
								gains (losses)
								included
								in net
								income
		Total realized/unrealized						related to
		gains (losses) included in						financial
			Other	Purchases	Sales	Transfer into		instruments
	Beginning		comprehensive	and	and	and/or (out of)	Ending	still held at
	balance	Net income	income (loss)	issuances	settlements	Level 3, net	balance	December 31
2015:
Fixed-maturity securities:
Available-for-sale:
States and political subdivisions	$—	—	(1)	500	—	—	499	—
Foreign government	34,147	—	(774)	—	—	—	33,373	—
Public utilities	521,199	(1,025)	(26,113)	161,600	(5,803)	—	649,858	(1,024)
Corporate securities	5,212,561	(19,428)	(313,328)	1,820,806	(329,689)	817	6,371,739	(26,502)
CDOs	45,229	516	(167)	—	(24,414)	—	21,164	36
Mortgage-backed securities	1,332	30	(2)	—	(1,314)	54,860	54,906	—

Total fixed-maturity securities	$5,814,468	(19,907)	(340,385)	1,982,906	(361,220)	55,677	7,131,539	(27,490)

Derivative assets	$11,583	182,923	—	—	(192,156)	—	2,350	2,917
Derivative liabilities	(757)	(179,854)	—	—	146,799	—	(33,812)	(28,494)
Reserves at fair value	(17,052,283)	273,778	—	(2,687,078)	1,369,574	—	(18,096,009)	(2,413,300)

								Realized
								gains (losses)
								included
								in net
								income
		Total realized/unrealized						related to
		gains (losses) included in						financial
			Other	Purchases	Sales	Transfer into		instruments
	Beginning		comprehensive	and	and	and/or (out of)	Ending	still held at
	balance	Net income	income (loss)	issuances	settlements	Level 3, net	balance	December 31
2014:
Fixed-maturity securities:
Available-for-sale:
Foreign government	$33,284	—	863	—	—	—	34,147	—
Public utilities	201,195	(63)	21,494	205,774	(8,435)	101,234	521,199	(63)
Corporate securities	3,727,803	(3,046)	138,923	1,432,088	(144,367)	61,160	5,212,561	(11,865)
CDOs	56,872	2,488	(592)	—	(13,539)	—	45,229	1,615
Mortgage-backed securities	3,080	112	(41)	—	(1,819)	—	1,332	112

Total fixed-maturity securities	$4,022,234	(509)	160,647	1,637,862	(168,160)	162,394	5,814,468	(10,201)

Derivative assets	$8,666	240,700	—	—	(237,783)	—	11,583	2,917
Derivative liabilities	(29,251)	(128,330)	—	—	156,824	—	(757)	28,494
Reserves at fair value	(11,943,461)	(4,077,424)	—	(2,166,876)	1,135,478	—	(17,052,283)	(6,244,300)

(g)	Transfers

The Company reviews its fair value hierarchy classifications annually. This review could reveal that previously observable inputs for specific assets or liabilities are no longer available or reliable. For example, the market for a Level 1 asset becomes inactive. In this case, the Company may need to

Consolidated Financial Statements and Supplemental Schedules
Page 65 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

adopt a valuation technique that relies on observable or unobservable components causing the asset to be transferred to Level 2 or Level 3. Alternatively, if the market for a Level 3 asset or liability becomes active, the Company will report a transfer out of Level 3. Transfers into and/or out of Levels 1, 2, and 3 are reported as of the end of the period in which the change occurs.

The net transfers into Level 3 for the year ended December 31, 2015 and 2014 are a result of observable inputs no longer being used. There were no transfers between Level 1 and Level 2 for the year ended December 31, 2015 and 2014.

In 2015, the Mortgage-backed securities transfer into Level 3 related to a Company policy change of valuing certain bonds without active trading markets.

Consolidated Financial Statements and Supplemental Schedules
Page 66 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

(h)	Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs

The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities on a recurring basis at December 31:

	Fair value	Valuation Technique	Unobservable input	Range (weighted average)
2015:
Fixed-maturity securities:
Available-for-sale:
States and political subdivisions	$499	Discounted cash flow	Option adjusted spread	206-206 (206)
Foreign government	33,373	Matrix pricing	Option adjusted spread	132-182 (165)
Public utilities	649,858	Matrix pricing	Option adjusted spread	94-492 (193)
Corporate securities	6,371,739	Matrix pricing	Option adjusted spread	40-1,415 (234)
CDOs	21,164	Intex discounted	Constant prepayment rate	0%–25%
		cash flows	Loss severity	12%–100%
			Annual default rate	0.19%–100%
Mortgage back securities	54,906	Intex discounted	Constant prepayment rate	0%–25%
		cash flows	Loss severity	12%–100%
			Annual default rate	0.19%–100%
Derivative assets:
TRS	$2,350	Third-Party Vendor	Spread and discount rates	*
Derivative liabilities:
TRS	(33,812)	Third-Party Vendor	Spread and discount rates	*
Reserves at Fair Value:
MVLO	$(14,495,312)	Discounted cash flow	Annuitizations	0–25%
			Surrenders	0–25%
			Mortality**	0–100%
			Withdrawal Benefit Election	0-50%
GMWB and GMAB	(2,545,396)	Discounted cash flow	Surrenders	0.5–35%
			Mortality**	0–100%

*	Management does not have insight into the specific assumptions used. See narrative below for qualitative discussion.
**

Mortality assumptions are derived by applying management determined factors to the Annuity 2000 Mortality Table for MVLO and actively issued GMWB and GMAB and the 1994 MGDB Mortality Table for all other GMWB and GMAB.

(i)	Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs

Fixed-maturity securities matrix pricing: The primary unobservable input used in the matrix pricing model is a benchmark security option adjusted spread (OAS), which is applied to an OAS ratio. A significant yield increase of the benchmark security OAS in isolation could result in a decreased fair value, while a significant yield decrease in OAS could result in an increased fair value.

Fixed-maturity securities: A significant increase (decrease) in the prepayment rates could result in an increase (decrease) in fair value. A significant decrease (increase) in default rates or loss severity

Consolidated Financial Statements and Supplemental Schedules
Page 67 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

could result in an increase (decrease) in fair value. A significant widening of the spread in isolation could result in a decreased fair value, while significant spread tightening could result in an increased fair value.

Derivative assets and liabilities: The TRS are priced by a third-party vendor and the Company internally reviews the valuation for reasonableness. The Company does not have insight into the specific inputs used; however, the key unobservable input would generally include the spread. For a long position, a significant increase (decrease) in the spread used in the fair value of the TRSs in isolation could result in higher (lower) fair value. For a short position, a significant increase (decrease) in the spread used in the fair value of the TRSs in isolation could result in lower (higher) fair value.

Reserves at fair value: A significant increase (decrease) in the utilization of annuitization benefits could result in a higher (lower) fair value. A significant decrease (increase) in mortality rates, surrender rates, or utilization of lifetime income benefits could result in a higher (lower) fair value.

(j)	Nonrecurring Fair Value Measurements

Occasionally, certain assets and liabilities are measured at fair value on a nonrecurring basis. There were no nonrecurring fair value adjustments recorded in 2015, 2014 or 2013.

Consolidated Financial Statements and Supplemental Schedules
Page 68 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

(k)	Fair Value of Financial Assets and Liabilities

The following table presents the carrying amounts and fair values of financial assets and liabilities carried at book value at December 31:

	2015
	Carrying amount	Fair value
		Level 1	Level 2	Level 3	Total
Financial assets:
Held-to-maturity fixed-maturity securities	$55	—	—	5,279	5,279
Mortgage loans on real estate	8,788,018	—	—	9,042,293	9,042,293
Loans to affiliates	33,005	—	—	32,733	32,733
Policy loans	163,129	—	163,129	—	163,129
Acquired loans	224,083	—	—	271,927	271,927
Other invested assets	92,977	—	—	92,977	92,977
Financial liabilities:
Investment contracts	$89,282,957	—	—	90,027,198	90,027,198
Other liabilities	500,000	—	—	499,079	499,079
Mortgage notes payable	84,761	—	—	98,890	98,890

	2014
	Carrying amount	Fair value
		Level 1	Level 2	Level 3	Total
Financial assets:
Held-to-maturity fixed-maturity securities	$180,398	—	—	204,489	204,489
Mortgage loans on real estate	7,182,169	—	—	7,618,106	7,618,106
Loans to affiliates	850,115	—	850,115	—	850,115
Policy loans	160,141	—	160,141	—	160,141
Acquired loans	201,268	—	175,888	97,487	273,375
Other invested assets	75,041	—	—	75,041	75,041
Financial liabilities:
Investment contracts	$84,156,386	—	—	84,921,955	84,921,955
Mortgage notes payable	92,184	—	—	109,119	109,119

Consolidated Financial Statements and Supplemental Schedules
Page 69 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

The Company has portfolios of certain fixed-maturity securities classified as “held-to-maturity,” and accordingly, the securities are carried at amortized cost on the Consolidated Balance Sheets. The fair value is calculated internally with cash flow models using unobservable inputs and is categorized as Level 3.

The fair value of mortgage loans on real estate is calculated by analyzing individual loans and assigning ratings to each loan based on a combination of loan-to-value ratios and debt service coverage ratios. Default rates and loss severities are then applied to each loan and a fair value is determined based on these factors as well as the contractual cash flows of each loan and the current market interest rates for similar loans. The inputs used are unobservable and the fair value is classified as Level 3.

The fair value of loans to affiliates balance comprises investments in a cash pool managed by Allianz SE (Cash Pool) and a note receivable from a related party. The Cash Pool does not carry a quoted market price and investment access is limited to entities within the Allianz SE holding company structure. However, the Cash Pool comprises various short term investments whose fair value is based on market observable inputs. Therefore, fair value is classified as Level 2. The note receivable is valued by using an internal valuation comprised of discounted cash flows dependent on unobservable inputs. Therefore, fair value is classified as Level 3. Policy loans, are supported by the underlying cash value of the policies, are carried at unpaid principal balances, which approximate fair value. Therefore, fair value is classified as Level 2.

The Company has a portfolio of assets as part of the liquidation and consolidation of CDO investments. A portion of these acquired assets have deteriorated credit quality and are recorded as acquired loans. Acquired loans are initially recorded at fair value, and changes in expected cash flows are recorded as adjustments to accretable yield, to the carrying amount, or both. Fair values are obtained using a combination of third-party vendors cash flow modeling, and matrix pricing with unobservable inputs. Due to lack of an active market and uncertainty on receiving contractual cash flows , Acquired loans are classified as Level 3.

Other invested assets relate to an investment in FHLB stock, certain loan receivables, and miscellaneous partnership investments. The loan receivables and partnership investments are carried at cost, and are classified as Level 3 because there is no active market and the fair value is not readily determinable. The FHLB investment is carried at cost, which approximates fair value and is classified as Level 3 due to transfer restrictions and lack of liquidity. The Company held FHLB stock of $50,000 and $30,000 at December 31, 2015 and 2014, respectively.

Investment contracts include certain reserves related to deferred annuity products. These reserves are included in the Account balances and future policy benefit reserves on the Consolidated Balance Sheets. The fair values of the investment contracts, which include deferred annuities and other annuities without significant mortality risk, are determined by testing amounts payable on demand against discounted cash flows using market interest rates commensurate with the risks involved, including consideration of the Company’s own credit standing and a risk margin for noncapital

Consolidated Financial Statements and Supplemental Schedules
Page 70 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

market inputs. The Company has a funding agreement with a balance of $500,000 at December 31, 2015 and 2014.

In 2015, the Company obtained an advance from FHLB which has a balance of $500,000 as of December 31, 2015, and is recorded in Other liabilities on the Consolidated Balance Sheets.

Collateral posted on the FHLB funding agreement and FHLB advance for the years ended December 31, 2015 was $1,313,443. Collateral posted on the FHLB funding agreement was $655,031 for the year ended December 31, 2014.

The fair value of mortgage notes payable is the sum of the outstanding balance of the note payable plus the expected prepayment penalty due to the lender if the Company were to prepay the mortgage. The Company believes this approximates fair value, as the calculation of the prepayment penalty is based on current market interest rates and represents lost interest to the lender. The penalty is based on specific provisions provided by the lender, which is an unobservable input; therefore, the liability is classified as Level 3.

Changes in market conditions subsequent to year-end may cause fair values calculated subsequent to year-end to differ from the amounts presented herein.

(7)	Financing Receivables

The Company’s financing receivables comprise mortgage loans, nontrade receivables, loans to affiliates, and loans to non-affiliates. Mortgage loans consist of the unpaid balance of mortgage loans on real estate. Nontrade receivables are amounts for policy or contract premiums due from the agents and broker-dealers, or amounts due from reinsurers. Loans to affiliate include loans to related parties to fund certain companywide projects. Loans to non-affiliates are loans that are intended to meet certain financial objectives of the Company, AZOA, and Allianz SE. The mortgage loans are evaluated on a collective basis for impairment unless circumstances arise that warrant individual evaluation. The nontrade receivables include some receivables evaluated on a collective basis, and some evaluated individually. The loans to affiliates are evaluated individually and do not require an allowance as of December 31, 2015. The loans to non-affiliates are evaluated individually and do not require an allowance to be recorded as of December 31, 2015 and 2014. For additional information, see note 2 for nontrade receivables and note 4 for mortgage loans, and note 17 for loans to affiliates.

Consolidated Financial Statements and Supplemental Schedules
Page 71 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

Rollforward of Allowance for Credit Losses

The allowances for credit losses and recorded investment in financing receivables as of December 31 are shown below:

	Mortgage loans	Nontrade receivables	Loans to affiliates	Loans to non-affiliates	Total
2015:
Allowance for credit losses:
Beginning balance	$35,000	6,486	—	—	41,486
(Benefit)/provision	2,400	(961)	—	—	1,439

Ending balance	37,400	5,525	—	—	42,925
Ending balance individually evaluated for impairment	—	—	—	—	—

Ending balance collectively evaluated for impairment	$37,400	5,525		—	42,925

Financing receivables:
Ending balance	$8,825,418	30,557	33,000	11,341	8,900,316
Ending balance individually evaluated for impairment	—	—	—	—	—

Ending balance collectively evaluated for impairment	$8,825,418	30,557	33,000	11,341	8,900,316

	Mortgage loans	Nontrade receivables	Loans to affiliates	Loans to non-affiliates	Total
2014:
Allowance for credit losses:
Beginning balance	$66,750	6,217	—	—	72,967
(Benefit)/provision	(31,750)	269	—	—	(31,481)

Ending balance	35,000	6,486	—	—	41,486
Ending balance individually evaluated for impairment	—	1,505	—	—	1,505

Ending balance collectively evaluated for impairment	$35,000	4,981	—	—	39,981

Financing receivables:
Ending balance	$7,217,169	31,962	—	30,335	7,279,466
Ending balance individually evaluated for impairment	—	1,505	—	30,335	31,840

Ending balance collectively evaluated for impairment	$7,217,169	30,457	—	—	7,247,626

Consolidated Financial Statements and Supplemental Schedules
Page 72 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

Credit Quality Indicators

The Company analyzes certain financing receivables for credit risk by using specific credit quality indicators.

The Company has determined the loan-to-value ratio and the debt service coverage ratio are the most reliable indicators in analyzing the credit risk of its mortgage loan portfolio. The loan-to-value ratio is based on the Company’s internal valuation methodologies, including discounted cash flow analysis and comparative sales, depending on the characteristics of the property being evaluated. The debt service coverage ratio analysis is normalized to reflect a 25 year amortization schedule.

The loan-to-value analysis as of December 31 is shown below and relates only to commercial properties:

	2015		2014

Less than 50%	$3,562,574	40.4%	$2,439,554	33.9%
50% – 60%	2,650,959	30.0	1,849,502	25.6
60% – 70%	2,098,581	23.8	2,072,965	28.7
70% – 80%	317,950	3.6	599,743	8.3
80% – 90%	182,112	2.0	209,957	2.9
90% – 100%	13,242	0.2	13,426	0.2
Greater than 100%	—	—	32,022	0.4

Total	$8,825,418	100.0%	$7,217,169	100.0%

The debt service coverage ratio as of December 31 is shown below:

	2015	2014
Debt service coverage ratio:
Greater than 1.4x	$6,884,063	5,204,622
1.2x – 1.4x	1,418,724	1,208,043
1.0x – 1.2x	359,399	656,376
Less than 1.0x	163,232	148,128

Total commercial mortgage loans	$8,825,418	7,217,169

Consolidated Financial Statements and Supplemental Schedules
Page 73 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

The Company’s nontrade receivables are analyzed for credit risk based upon the customer classification of agent or reinsurer. The nontrade receivable and allowance for credit losses by customer classification as of December 31 are shown below:

	2015			2014
	Agent	Reinsurer	Total	Agent	Reinsurer	Total
Nontrade receivables	$6,976	23,581	30,557	6,835	25,127	31,962
Allowance for credit losses	(5,525)	—	(5,525)	(4,981)	(1,505)	(6,486)

Net nontrade receivables	$1,451	23,581	25,032	1,854	23,622	25,476

Past-Due Aging Analysis

Aging analysis of past-due financing receivables as of December 31 is shown below:

	31–60 days past due	61–90 days past due	Greater than 90 days past due	Total past due	Current (1)	Total
2015:
Mortgage loans	$—	—	—	—	8,825,418	8,825,418
Nontrade receivables	6,893	1,796	5,629	14,318	16,239	30,557
Loans to affiliates	—	—	—	—	33,000	33,000
Loans to non-affiliates	60	—	—	60	11,281	11,341

Total	$6,953	1,796	5,629	14,378	8,885,938	8,900,316

	31–60 days past due	61–90 days past due	Greater than 90 days past due	Total past due	Current (1)	Total
2014:
Mortgage loans	$—	—	—	—	7,217,169	7,217,169
Nontrade receivables	3,794	2,533	7,021	13,348	18,614	31,962
Loans to non-affiliates	—	—	—	—	30,335	30,335

Total	$3,794	2,533	7,021	13,348	7,266,118	7,279,466

As of December 31, 2015 and 2014, the Company’s financing receivables did not include any balances, which are on a nonaccrual status, classified as a troubled debt restructuring, or impaired without a corresponding allowance for credit loss.

Consolidated Financial Statements and Supplemental Schedules
Page 74 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

(8)	Goodwill

Goodwill at December 31, 2015 and 2014, and the changes in the balance for the years then ended are as follows:

	2015	2014
Balance, beginning of year	$482,905	484,401
Reduction in goodwill due to sale of minority interest (1)	—	(1,496)

Balance, end of year	$482,905	482,905

(1)	See further discussion regarding the sale of the minority interest in Footnote 17.

The goodwill balance at December 31, 2015 and 2014, relates to the Individual Annuity segment. See note 23 for further discussion regarding the operating segments.

Goodwill is reviewed on an annual basis and impairment considerations are made depending on economic market conditions. There were no impairments to goodwill in 2015 or 2014.

(9)	Value of Business Acquired and Other Intangible Assets

VOBA at December 31 and the changes in the balance for the years then ended are as follows:

	2015	2014	2013
Balance, beginning of year	$—	—	—
Interest	210	314	439
Amortization	(2,950)	(3,479)	(4,327)
Change in shadow VOBA	2,740	3,165	3,888

Balance, end of year	$—	—	—

The net amortization of the VOBA in each of the next five years is expected to be as follows:

2016	$2,025
2017	1,120
2018	919
2019	392
2020	—

Consolidated Financial Statements and Supplemental Schedules
Page 75 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

Intangible assets at December 31 and the changes in the balance for the years then ended are as follows:

	2015	2014	2013
Balance, beginning of year	$2,050	2,120	3,271
Amortization	—	(70)	(1,151)
Transfer to held-for-sale	(2,050)	—	—

Balance, end of year	$—	2,050	2,120

During 2015, the remaining intangible assets were transferred to held-for-sale assets, and recorded in Other assets on the Consolidated Balance Sheets. See note 2 for further details. During 2014, there were no events or changes in circumstances that warranted recoverability testing for intangible assets. In 2013, the Company determined it is not likely to recover any value from a subsidiary trade name. Intangible amortization of $1,050 was recognized to fully impair this asset.

Accumulated amortization of VOBA and other intangible assets are $255,709 and $252,759 as of December 31, 2015 and 2014, respectively.

(10)	Deferred Acquisition Costs

DAC at December 31 and the changes in the balance for the years then ended are as follows:

	2015	2014	2013
Balance, beginning of year	$4,362,771	4,820,215	2,603,307
Capitalization	911,425	1,349,236	812,006
Interest	181,239	177,754	186,157
Amortization	(1,331,923)	(853,904)	(1,204,862)
Change in shadow DAC	2,159,724	(1,130,530)	2,423,607

Balance, end of year	$6,283,236	4,362,771	4,820,215

The Company reviews its best estimate assumptions each year and records “unlocking” as appropriate. These reviews are based on recent changes in the organization and businesses of the Company and actual and expected performance of in-force policies. The reviews include all assumptions, including mortality, lapses, expenses, and separate account returns. The revised best estimate assumptions were applied to the current in-force policies to project future gross profits.

Consolidated Financial Statements and Supplemental Schedules
Page 76 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

The pretax impact on the Company’s assets and liabilities as a result of the unlocking during 2015, 2014, and 2013 is as follows:

	2015	2014	2013
Assets:
DAC	$(109,797)	(5,294)	(82,082)
DSI	(32,400)	(8,673)	(20,860)
VOBA	(180)	(120)	116
Reinsurance Recoverables and Receivables	5,471	117	57

Total decrease in assets	(136,906)	(13,970)	(102,769)
Liabilities:
Account balances and future policy benefit reserves	(154,064)	(38,177)	(224,023)
Unearned premiums	(48,369)	(1,968)	2,445

Total decrease in liabilities	(202,433)	(40,145)	(221,578)

Net increase	65,527	26,175	118,809
Deferred income tax expense	22,934	9,161	41,583

Net increase	$42,593	17,014	77,226

(11)	Deferred Sales Inducements

DSI at December 31 and the changes in the balance for years then ended are as follows:

	2015	2014	2013
Balance, beginning of year	$847,000	1,076,530	673,944
Capitalization	48,546	143,717	131,127
Amortization	(284,883)	(183,504)	(242,605)
Interest	33,927	35,528	38,936
Change in shadow DSI	465,602	(225,271)	475,128

Balance, end of year	$1,110,192	847,000	1,076,530

The change in shadow DSI balances are impacted by movements in unrealized gains and losses as a result of market conditions.

Consolidated Financial Statements and Supplemental Schedules
Page 77 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

(12)	Separate Accounts and Annuity Product Guarantees

Guaranteed minimums for the respective years ended December 31 are summarized as follows (note that the amounts listed are not mutually exclusive, as many products contain multiple guarantees):

	2015			2014
	Account value	Net amount at risk	Weighted age (years)	Account value	Net amount at risk	Weighted age (years)
GMDB:
Return of premium	$22,106,973	144,789	63.4	$22,885,613	38,798	62.9
Ratchet and return of premium	4,799,853	265,614	67.1	5,297,482	70,239	66.5
Ratchet and rollup	3,756,726	590,255	70.2	4,413,506	417,237	69.6
Ratchet and earnings protection rider	3,006	1,105	83.2	3,960	1,443	81.0
Reset	88,037	1,422	75.7	102,983	677	74.8
Earnings protection rider	244,262	21,146	68.1	282,696	27,661	67.3

Total	$30,998,857	1,024,331		$32,986,240	556,055

GMIB:
Return of premium	$103,455	390	71.7	$123,495	809	71.0
Ratchet and return of premium	2,128,810	39,990	69.4	2,589,470	6,775	68.4
Ratchet and rollup	4,921,715	894,936	66.7	5,801,655	637,535	65.9

Total	$7,153,980	935,316		$8,514,620	645,119

GMAB:
Five years	$3,125,235	75,278	68.8	$3,858,091	13,503	67.9
Ten years	3,144	1	81.2	4,231	16	80.0
Target date retirement-7 year	685,742	26,416	63.2	791,444	4,733	62.4
Target date retirement-10 year	271,947	17,557	59.8	295,251	1,457	58.9
Target date with management levers	3,361,471	189,196	61.3	3,583,692	28,717	60.5

Total	$7,447,539	308,449		$8,532,709	48,426

GMWB:
No living benefit	$689,570	—	68.5	$620,033	—	68.8
Life benefit with optional reset	951,084	182,920	68.1	1,086,720	123,933	67.4
Life benefit with automatic reset	1,498,005	205,492	64.4	1,661,153	97,192	63.6
Life benefit with 8% rollup	30,070	6,520	69.1	34,001	3,691	68.3
Life benefit with 10% rollup	1,138,409	338,886	63.8	1,248,797	219,842	63.0
Life benefit with management levers	11,283,267	2,054,036	60.7	11,304,113	936,479	60.2

Total	$15,590,405	2,787,854		$15,954,817	1,381,137

Consolidated Financial Statements and Supplemental Schedules
Page 78 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

Although account values have declined, the net amount at risk has increased in 2015 due to the benefit base growth outpacing the account value growth.

At December 31, variable annuity account balances were invested in separate account funds with the following investment objectives. Balances are presented at fair value:

Investment type	2015	2014
Mutual funds:
Bond	$3,447,255	3,712,198
Domestic equity	14,225,576	15,438,301
International equity	1,473,393	1,807,570
Specialty	8,362,991	9,062,822

Total mutual funds	27,509,215	30,020,891
Money market funds	655,648	677,571
Other	78,260	90,909

Total	$28,243,123	30,789,371

The following table summarizes the liabilities for variable contract guarantees that are reflected in the general account and shown in Account balances and future policy benefit reserves on the Consolidated Balance Sheets:

	GMDB	GMIB	GMAB	GMWB	Totals
Balance as of December 31, 2013	$67,937	166,333	107,973	45,772	388,015
Incurred guaranteed benefits	28,860	(8,003)	166,427	1,445,508	1,632,792
Paid guaranteed benefits	(10,375)	(5,551)	(9,543)	—	(25,469)

Balance as of December 31, 2014	86,422	152,779	264,857	1,491,280	1,995,338
Incurred guaranteed benefits	24,238	34,835	122,095	679,259	860,427
Paid guaranteed benefits	(13,633)	(11,149)	(12,095)	—	(36,877)

Balance as of December 31, 2015	$97,027	176,465	374,857	2,170,539	2,818,888

(13)	Mortgage Notes Payable

In 2004, the Company obtained an $80,000 mortgage loan from an unrelated third party for the Company’s headquarters. In 2005, the Company agreed to enter into a separate loan agreement with the same counterparty in conjunction with the construction of an addition to the Company’s headquarters of $65,000. This loan was funded in 2006 and combined with the existing mortgage. As of December 31, 2015 and 2014, the combined loan had a balance of $84,761 and $92,184, respectively. This 20 year, fully amortizing loan has an interest rate of 5.52%, with a maturity date of August 1, 2024. The level principal

Consolidated Financial Statements and Supplemental Schedules
Page 79 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

and interest payments are made monthly. The loan allows for prepayment; however, it is accompanied by a make-whole provision. The proceeds of this mortgage were used to pay off a floating rate construction loan that the Company used to finance the acquisition of property for, and construction of, the Company’s headquarters.

Interest expense for all loans is $4,871, $5,271, and $5,649 in 2015, 2014, and 2013, respectively, and is presented in General and administrative expenses on the Consolidated Statements of Operations.

The future principal payments required under the loan are as follows:

2016	$7,844
2017	8,288
2018	8,758
2019	9,254
2020	9,778
2021 and beyond	40,839

Total	$84,761

(14)	Accident and Health Claim Reserves

Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2015, are appropriate, uncertainties in the reserving process could cause such reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves could significantly impact the Company’s future reported earnings.

Consolidated Financial Statements and Supplemental Schedules
Page 80 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

Activity in the accident and health claim reserves is summarized as follows:

	2015	2014	2013
Balance at January 1, net of reinsurance recoverables of $283,252, $259,829, and $221,718, respectively	$135,168	127,405	107,410
Adjustment primarily related to commutation and assumption reinsurance on blocks of business	323	(35)	(70)
Incurred related to:
Current year	71,378	60,474	54,096
Prior years	(4,275)	(11,243)	5,359

Total incurred	67,103	49,231	59,455

Paid related to:
Current year	4,331	3,677	3,519
Prior years	40,942	37,756	35,871

Total paid	45,273	41,433	39,390

Balance at December 31, net of reinsurance recoverables of $340,048, $283,252, and $259,829, respectively	$157,321	135,168	127,405

Prior year incurreds for 2015 and 2014 reflect favorable claim development primarily within the individual long term care line of business. This favorable development is partially due to an update to claim continuance assumptions.

Prior year incurreds for 2013 reflect unfavorable claim development within the individual long term care line of business, partially offset by favorable development within the group marketing line of business. The unfavorable development within long term care is partially due to an update to claim continuance assumptions.

(15)	Reinsurance

The Company primarily enters into reinsurance agreements to manage risk resulting from its life, annuity, and accident and health businesses, as well as businesses the Company has chosen to exit.

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks under excess yearly renewal term (YRT) coverage. The Company may also enter into coinsurance agreements for the purpose of preserving capital. The Company generally retained between $1,000 and $5,000 coverage per individual life depending on the type of policy for the years ended December 31, 2015 and 2014.

Consolidated Financial Statements and Supplemental Schedules
Page 81 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

The Company monitors the financial exposure to the reinsurers, as well as evaluates the financial strength of the reinsurers on an ongoing basis. The Company attempts to mitigate risk by arranging trust accounts or letters of credit with certain reinsurers. Reinsurance recoverables and receivables at December 31, 2015 and 2014 are covered by collateral of $3,485,810 and $3,669,536, respectively.

(16)	Income Taxes

(a)	Income Tax (Benefit) Expense

Total income tax (benefit) expense for the years ended December 31 is as follows:

	2015	2014	2013
Income tax expense (benefit) attributable to operations:
Current tax expense	$551,052	265,586	42,854
Deferred tax (benefit) expense	(307,986)	(240,863)	160,438

Total income tax expense (benefit) attributable to net income	243,066	24,723	203,292
Income tax effect on equity:
Income tax (benefit) expense allocated to stockholder’s equity:
Attributable to unrealized (losses) gains on investments	(691,519)	418,073	(661,574)
Attributable to unrealized (losses) gains on postretirement obligation	—	—	(127)
Attributable to unrealized (losses) gains on foreign exchange	(2,159)	(1,132)	(889)

Total income tax effect on equity	$(450,612)	441,664	(459,298)

Consolidated Financial Statements and Supplemental Schedules
Page 82 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

(b)	Components of Income Tax Expense (Benefit)

Income tax expense (benefit) computed at the statutory rate of 35% varies from Income tax expense (benefit) reported on the Consolidated Statements of Operations for the respective years ended December 31 as follows:

	2015	2014	2013
Income tax expense (benefit) computed at the statutory rate	$295,177	63,066	260,567
Dividends-received deductions and tax-exempt interest	(40,687)	(27,849)	(32,037)
State income tax	4,642	4,106	(2,049)
Release AZLPF tax	—	—	(5,829)
(Release) Accrual of tax contingency reserve	(10,701)	2,180	2,571
Foreign tax, net	(3,143)	(3,202)	(12,209)
Corporate-owned life insurance	(2,285)	(7,806)	(12,933)
Penalties	529	(6,174)	6,376
Other	(466)	402	(1,165)

Income tax expense (benefit) as reported	$243,066	24,723	203,292

Consolidated Financial Statements and Supplemental Schedules
Page 83 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

(c)	Components of Deferred Tax Assets and Liabilities on the Consolidated Balance Sheets

Tax effects of temporary differences giving rise to the significant components of the net deferred tax asset (liability). Net deferred tax asset (liability) on the Consolidated Balance Sheets at December 31 are as follows:

	2015	2014
Deferred tax assets:
Policy reserves	$3,219,849	2,847,620
Expense accruals	47,412	144,197
Other-than-temporarily impaired assets	20,961	13,352
Provision for postretirement benefits	34,072	31,190
Other	6,898	2,102

Total deferred tax assets	3,329,192	3,038,461

Deferred tax liabilities:
Deferred acquisition costs	(1,948,643)	(1,086,964)
Investment income	(230,228)	(159,754)
Depreciation and amortization	(55,351)	(51,311)
Deferred intercompany gain	—	(3,187)
Net unrealized gains on investments and foreign exchange	(551,999)	(2,196,751)

Total deferred tax liabilities	(2,786,221)	(3,497,967)

Net deferred tax asset (liability)	$542,971	(459,506)

Although realization is not assured, the Company believes it is not necessary to establish a valuation allowance for ordinary deferred tax assets, as it is more likely than not the deferred tax assets will be realized principally through future reversals of existing ordinary taxable temporary differences and future ordinary taxable income. For deferred tax assets that are capital in nature, considering all objective evidence and the available tax planning strategy, it is more likely than not the deferred tax assets that are capital in nature will be realized and no valuation allowance is required. The amount of the ordinary and capital deferred tax assets considered realizable could be reduced in the near term if estimates of future reversals of existing taxable temporary differences and future ordinary and capital taxable income are reduced.

Income taxes paid by the Company were $329,563, $250,127, and $74,460 in 2015, 2014, and 2013, respectively. At December 31, 2015 and 2014, respectively, the Company had a tax payable to AZOA of $291,948 and $79,981, reported in Other liabilities on the Consolidated Balance Sheets.

Consolidated Financial Statements and Supplemental Schedules
Page 84 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

At December 31, 2015 and 2014, the Company had a tax payable separate from the agreement with AZOA in the amount of $119 and $134, respectively. These amounts are for foreign taxes.

The Company is included in the consolidated group for which AZOA files a federal income tax return on behalf of all group members. As a member of the AZOA consolidated group, the Company is no longer subject to U.S. federal and non-U.S. income tax examinations for years prior to 2012, though examinations of combined returns filed by AZOA, which include the Company by certain U.S. state and local tax authorities, may still be conducted for 2008 and subsequent years. The last Internal Revenue Service examination of AZOA involved amended returns filed by AZOA for the 2008 and 2009 tax years. These amended returns were accepted by the Internal Revenue Service as filed. The Internal Revenue Service has not given notice that any subsequent tax periods are or will be under examination in the near future.

In accordance with the Income Taxes Topic of the Codification, the Company recognizes liabilities for certain unrecognized tax benefits. Reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2015	2014
Balance at January 1	$59,103	70,174
Additions based on tax positions related to the current year	359	509
Amounts released related to tax positions taken in prior years	(58,095)	(11,580)

Balance at December 31	$1,367	59,103

The balance at December 31, 2015, consists of tax positions for which the deductibility is more likely than not. The disallowance would affect the annual effective tax rate.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in federal income tax expense. During the years ended December 31, 2015, 2014, and 2013, the Company recognized (benefit)/expenses of ($10,701), $2,180, and $2,571, respectively, in interest and penalties. The Company had $1,431 and $12,132 for the payment of interest and penalties accrued at December 31, 2015 and 2014, respectively.

Consolidated Financial Statements and Supplemental Schedules
Page 85 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

(17)	Related-Party Transactions

(a)	Loans to Affiliates

The Company held related-party Cash Pool investments of $5 and $850,115 at December 31, 2015 and 2014, respectively. The Company does not foresee a credit risk with these investments given the financial strength of Allianz SE, which currently has an A.M. Best rating of A+ and a S&P rating of AA. The Cash Pool investment is discussed further in note 6.

In 2003, the Company entered into an agreement to lend Allianz SE $350,000. In 2004, the Company transferred, in the form of a dividend, a portion of the loan to AZOA with a carrying value of $90,000. In 2006, the Company transferred, in the form of a dividend, an additional portion of the loan to AZOA with a carrying amount of $130,000. The loan was paid off with year-to-date principal payments received through December 31, 2013, in the amount of $28,725. The interest rate was 5.18%. Interest of $1,029 was earned during 2013, and is included in Interest and similar income, net on the Consolidated Statements of Operations.

In 2015, the Company entered into an agreement to lend Allianz Managed Operations and Services of America (AMOSA) $33,000. The remaining loan balance was $33,000 as of December 31, 2015. Repayment of this loan will begin in 2016 and has a final maturity date of December 31, 2019. The interest rate is a fixed rate of 2.03%. Interest of $488 was earned during 2015 and is included in Interest and similar income, net on the Consolidated Statements of Operations.

(b)	Real Estate

The Company had a real estate investment property leased to affiliates. The Company reported $1,462 in 2013, for rental income, which is included in Interest and similar income, net on the Consolidated Statements of Operations. This property was sold in 2013. The Company has agreements to sublease office space to related parties, wholly owned by the same parent company, AZOA. The Company earned rental income of $1,065, $1,281, and $1,502 in 2015, 2014, and 2013, respectively, which is included in Other revenue on the Consolidated Statements of Operations. Related to this agreement, the Company had a receivable balance of $76 and $34 at December 31, 2015 and 2014, respectively. In addition, the Company leases office space from Allianz Global Corporate and Specialty (AGCS) pursuant to a sublease agreement. In connection with this subleasing arrangement, the Company has incurred rent expense of $27, $32, and $29, in 2015, 2014, and 2013, respectively, which is included in General and administrative expenses on the Consolidated Statements of Operations.

(c)	Service Fees

The Company incurred fees for services provided by affiliated companies of $63,530, $40,985, and $40,096 in 2015, 2014, and 2013, respectively. The Company’s liability for these expenses was $12,312, and $7,197 at December 31, 2015 and 2014, respectively, and is included in Other liabilities on the Consolidated Balance Sheets. On a quarterly basis, the Company pays the amount due through cash settlement.

Consolidated Financial Statements and Supplemental Schedules
Page 86 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

The Company earned revenues for various services provided to affiliated companies of $6,305, $4,711, and $6,325, in 2015, 2014, and 2013, respectively. The receivable for these revenues was $1,400 and $269 at December 31, 2015 and 2014, respectively, and is included in Receivables on the Consolidated Balance Sheets. On a quarterly basis, the Company receives payment through cash settlement.

The Company has agreements with its affiliates Pacific Investment Management Company (PIMCO), Oppenheimer Capital LLC (OpCap), and with certain other related parties whereby (1) specific investment options managed by PIMCO and OpCap are made available through the Company’s separate accounts to holders of the Company’s variable annuity products, (2) the Company receives compensation for providing administrative and recordkeeping services relating to the investment options managed by PIMCO and OpCap. Income recognized by the Company from these affiliates for distribution and in-force related costs as a result of providing investment options to the contractholders was $14,102, $16,260, and $16,516 during 2015, 2014, and 2013, respectively, which is included in Fee and commission revenue on the Consolidated Statements of Operations. At December 31, 2015 and 2014, $2,217 and $1,281, respectively, were included for these fees in Receivables on the Consolidated Balance Sheets. Expenses incurred to these affiliates for management of subadvised investment options were $732, $848, and $1,060 during 2015, 2014, and 2013, respectively, which are included in General and administrative expenses on the Consolidated Statements of Operations. The related payable to these affiliates was $50 and $69 at December 31, 2015 and 2014 respectively and is included in Other policyholder funds on the Consolidated Balance Sheets.

(d)	Dividends to parent

The Company paid cash dividends to AZOA of $572,125, $250,000, and $650,000 in 2015, 2014, and 2013, respectively.

(e)	Wholly Owned Subsidiary Transaction

In July 2015, The Annuity Store (TAS), a wholly owned subsidiary of the Company, purchased a 100% interest in a Field Marketing Organization (FMO), from Fireman’s Fund Insurance Company (FFIC), a subsidiary of AZOA for $2,617. TAS recorded the assets and liabilities of the entity at the historical cost recorded by FFIC. An excess of $2,125 was paid over the basis and charged to equity as a dividend paid to AZOA. The dividend paid as the result of the sale is included in the dividend paid to parent listed above.

(f)	Reinsurance

On October 1, 2010, the Company created a subsidiary named Allianz Annuity Company of Missouri (AAMO), a captive reinsurance entity domiciled in Missouri with a $250 capital contribution. On December 22, 2010, an additional capital contribution was made for $288,234 to AAMO. Prior to December 1, 2015, the Company ceded to AAMO, and AAMO provided indemnity reinsurance on a combined funds withheld coinsurance and modified coinsurance basis, a 20% quota

Consolidated Financial Statements and Supplemental Schedules
Page 87 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

share of the Company’s net liability of variable annuity policies written directly by the Company starting with 2010 policies for a particular product. The impact of this reinsurance agreement is eliminated through consolidation.

On December 1, 2015, the Company recaptured all risks ceded to AAMO under the Reinsurance Agreement and terminated the Reinsurance Agreement. Following the recapture and termination, AAMO maintained its license to act as a Missouri Special Purpose Life Reinsurance Captive Insurance Company (SPLRC) under Missouri SPLRC Law. Upon recapture, the liabilities were incorporated into the Company’s general account liabilities and the modified coinsurance and funds withheld trust agreements were terminated. As part of the recapture, bonds and interest rate swaps were sold by AAMO which generated realized gains of $3,806. After intercompany balances were settled, AAMO paid a dividend to the Company in the amount of $455,843. The Company received approval from the Department and the Missouri Department of Insurance, Financial Institutions & Professional Regulation (the Missouri Department) for all transactions noted above.

On September 29, 2009, the Company created a subsidiary named AZMO, a captive reinsurance entity domiciled in Missouri with a $250 capital contribution. On December 31, 2009, the Company ceded to AZMO, on a coinsurance basis and modified coinsurance basis, a 100% quota share of the Company’s net liability of level term life insurance policies and certain universal life insurance policies written directly by the Company. A letter of credit was issued under an existing letter of credit facility in which Allianz SE is the applicant and the face amount of the letter of credit is in a qualifying trust established by AZMO. On December 31, 2009, an additional capital contribution was made for $282,000 to AZMO. The impact of this reinsurance agreement is eliminated through consolidation.

The Company has reinsurance recoverables and receivables due to reinsurance agreements with other affiliated entities. Total affiliated reinsurance recoverables and receivables were $128 and $173 as of December 31, 2015 and 2014, respectively, and are included in Reinsurance recoverables and receivables on the Consolidated Balance Sheets.

(g)	Line of Credit Agreement

In 2013, the Company entered into a line-of-credit agreement with its subsidiary, Allianz Life Insurance Company of New York, to provide liquidity, as needed. The Company’s lending capacity under the agreement is limited to 5% of the General Account admitted assets of Allianz Life Insurance Company of New York as of the preceding year-end. There are no amounts outstanding under the line of credit agreement and no amounts have been borrowed during the years ended December 31, 2015 and 2014.

Consolidated Financial Statements and Supplemental Schedules
Page 88 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

(h)	Minority Interest Transactions

The Company held a minority equity interest in a certain FMO. A put option within the stockholders agreement was exercised, which required the Company to purchase all of the remaining stock in the FMO. In lieu of purchasing the remaining stock, the Company purchased a put option for $6,500 on December 3, 2014, and subsequently cancelled it. Simultaneously, the FMO purchased the minority interest for $500. The Company recorded a loss of $6,500 related to the purchase of the put option. As part of the sale of the minority equity interest, goodwill of $1,496 was eliminated.

(18)	Employee Benefit Plans

The Company participates in the Allianz Asset Accumulation Plan (AAAP), a defined contribution plan sponsored by Allianz of America Corporation (AZOAC). Eligible employees are immediately enrolled in the AAAP on their first day of employment. The AAAP will accept participants’ pretax, Roth 401(k), and/or after-tax contributions up to 80% of the participants’ eligible compensation, although contributions remain subject to annual limitations set by the Internal Revenue Service. In 2015, 2014, and 2013, the Company matched up to a maximum of 7.5% of the employees’ eligible compensation, respectively. Participants are 100% vested in the Company’s matching contribution after three years of service.

The AAAP administration expenses and the trust fund, including trustee fees, investment manager fees, and audit fees, are payable from the trust fund but may, at the Company’s discretion, be paid by the Company. Any legal fees are not paid from the trust fund, but are instead paid by the Company. It is the Company’s policy to fund the AAAP costs as incurred. The Company has expensed $14,204, $13,242, and $11,657, in 2015, 2014, and 2013, respectively, toward the AAAP matching contributions and administration expenses.

A defined group of highly compensated employees is eligible to participate in the AZOAC Deferred Compensation Plan. The purpose of the plan is to provide tax planning opportunities, as well as supplemental funds upon retirement. The plan is unfunded, meaning no assets of the Company have been segregated or defined to represent the liability for accrued assets under the plan. Employees are 100% vested upon enrollment in the plan for funds they have deferred. Employees’ funds are invested on a pay period basis and are immediately vested. Participants and the Company share the administrative fee. The accrued liability of $20,108 and $17,653 as of December 31, 2015 and 2014, respectively, is recorded in Other liabilities on the Consolidated Balance Sheets.

The Company sponsors a nonqualified deferred compensation plan for a defined group of agents. The Company may decide to make discretionary contributions to the plan in the form and manner the Company determines. Discretionary contributions are currently determined based on production. The accrued liability of $45,171 and $29,615 as of December 31, 2015 and 2014, respectively, is recorded in Other liabilities on the Consolidated Balance Sheets.

The Company participates in a stock-based compensation plan sponsored by Allianz SE, which awards certain employees SARs and restricted stock units (RSUs) that are tied to Allianz SE stock. Allianz SE determines the number of SARs and RSUs granted to each participant. The Company records expense

Consolidated Financial Statements and Supplemental Schedules
Page 89 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

equal to the change in fair value of the units during the reporting period. A change in value of $9,820, $8,429, and $8,152 was recorded in 2015, 2014, and 2013, respectively, and is included in General and administrative expenses on the Consolidated Statements of Operations. The related liability of $17,553 and $21,339 as of December 31, 2015 and 2014, respectively, is recorded in Other liabilities on the Consolidated Balance Sheets.

The Company participates in the Employee Stock Purchase Plan sponsored by AZOAC that is designed to provide eligible employees with an opportunity to purchase American Depository Shares (ADSs) of Allianz SE at a discounted price. An aggregate amount of 250,000 Ordinary Shares is reserved for this plan. Allianz SE determines the purchase price of the share based on the closing price of an Ordinary Share of Allianz SE on the Frankfurt stock exchange on the date of each purchase. Employees are given the opportunity to purchase these shares quarterly on predetermined dates set by Allianz SE. Employees are not allowed to sell or transfer the shares for a one-year period following the purchase settlement date. Effective October 26, 2009, the ADSs were delisted from the New York Stock Exchange and started trading on the U.S. over-the-counter market through the OTCQX (which is an online trading platform). The difference between the market price and the discount price, or the discount, is paid by the Company and amounted to $754, $654, and $482 in 2015, 2014, and 2013, respectively, and is recorded in Other liabilities on the Consolidated Balance Sheets. The discount is reflected as taxable income in the year of purchase to employees.

The Company participates in the AZOAC Severance Allowance Plan. Under the AZOAC Severance Allowance Plan, all employees who are involuntarily terminated due to job elimination or reduction in force are eligible to receive benefits. The Company expensed $1,079, $501, and $774 in 2015, 2014, and 2013, respectively, toward severance payments.

The Company offers a life insurance benefit to eligible employees who retired on or before December 31, 1988, or who were hired before December 31, 1988, and who have at least 10 years of service when they reach age 55. The Company’s plan obligation at December 31, 2015 and 2014, was $1,057 and $1,113, respectively. This liability is included in Other liabilities on the Consolidated Balance Sheets.

The Company’s plan assets, held in a Welfare Benefit Trust, at December 31, 2015 and 2014 were $160 and $614, respectively. The assets in this trust are used to prefund the Company’s self-insured medical plan.

(19)	Statutory Financial Data and Dividend Restrictions

Statutory accounting practices prescribed or permitted by the Company’s state of domicile are directed toward insurer solvency and protection of policyholders. Accordingly, certain items recorded in financial statements prepared under GAAP are excluded or vary in calculation in determining statutory policyholders’ surplus and gain from operations. Currently, these items include, among others, DAC, furniture and fixtures, deferred taxes, and accident and health premiums receivable, which are more than 90 days past due, reinsurance, certain investments, and undeclared dividends to policyholders. Additionally, account balances and future policy benefit reserves calculated for statutory reporting do not include provisions for withdrawals.

Consolidated Financial Statements and Supplemental Schedules
Page 90 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

The Company’s statutory capital and surplus reported in the statutory annual statement filed with the State of Minnesota as of December 31, 2015 and 2014, was $5,822,117 and $5,255,180, respectively. The Company’s net gain (loss) from operations reported in the statutory annual statement filed with the State of Minnesota as of December 31, 2015 and 2014, was $2,103,975 and $(192,343), respectively.

The Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of December 31, 2015 and 2014, were in compliance with these requirements. The maximum amount of dividends that can be paid by Minnesota insurance companies to stockholders without prior approval of the Department is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with Minnesota Statutes, the Company may declare and pay from its surplus cash dividends of not more than the greater of 10% of its beginning-of-the-year statutory surplus, or the net gain from operations of the insurer, not including realized gains, for the 12-month period ending the 31st day of the next preceding year. Based on these limitations, ordinary dividends of $2,103,975 can be paid in 2016 without prior approval of the Commissioner of Commerce.

Regulatory Risk-Based Capital

An insurance enterprise’s state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise’s regulatory total adjusted capital to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. This ratio for the Company significantly exceeds required minimum thresholds as of December 31, 2015 and 2014.

(20)	Commitments and Contingencies

The Company and its subsidiaries are named as defendants in various pending or threatened legal proceedings on an ongoing basis, including one putative class action proceeding, arising from the conduct of business. The class action lawsuit, Sanchez v. Allianz Life Ins. Co. of North America (Superior Court of California, L.A. County), was filed in 2015 and has not been certified. The Company generally intends to vigorously contest the lawsuits, but is or may pursue settlement negotiations in some cases, if appropriate. The outcome of the cases is uncertain at this time, and there can be no assurance that such litigation, or any future litigation, will not have a material adverse effect on the Company and/or its subsidiaries. The Company recognizes legal costs for defending itself as incurred.

Certain class action lawsuits were resolved and or dismissed in 2015. With respect to one class action lawsuit, Negrete v. Allianz Life Insurance Company of North America, (CV 05-6838 CAS) (C.D. Cal), the administration of the settlement is ongoing. The Company has reserved an amount which is estimated to cover future costs of settlement.

Consolidated Financial Statements and Supplemental Schedules
Page 91 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.

The financial services industry, including mutual funds, variable and fixed annuities, life insurance, distribution companies, and broker-dealers, is subject to close scrutiny by regulators, legislators, and the media.

Federal and state regulators, such as state insurance departments, state securities departments, the SEC, the Financial Industry Regulatory Authority (FINRA) and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning various selling practices, including suitability reviews, product exchanges, sales to seniors, and compliance with, among other things, insurance laws and securities laws. The Company is subject to ongoing market conduct examinations and investigations by regulators, which may have a material adverse effect on the Company.

These matters could result in legal precedents and new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. It is unclear at this time whether any such litigation or regulatory actions will have a material adverse effect on the Company in the future.

When evaluating litigation, claims, and assessments, management considers the nature of the litigation, progress of the case, opinions or views of legal counsel, as well as prior experience in similar cases. Management uses this information to assess whether a loss is probable and if the amount of loss can be reasonably estimated prior to making any accruals.

The Company has private placement investments that may require a commitment of capital within the next year. The Company had capital commitments of $167,190 and $188,000 at December 31, 2015 and 2014, respectively.

The Company has LIH limited partnership investments that require a commitment of Capital. The Company has open capital commitments of $93,180 and $17,957 at December 31, 2015 and 2014, respectively. The Company has recorded an unfunded commitment liability of $87,928 and $16,185, as of December 31, 2015 and 2014, respectively, within Other liabilities on the Consolidated Balance Sheets. The liability represents the discounted present value of the expected payments. The investments in the limited partnerships were $20,167 and $7,707 for the years ended December 31, 2015 and 2014, respectively. The Company has recognized tax credits related to the LIH partnership investments of $2,793, $1,235, and $1,220 for the years ended December 31, 2015, 2014, and 2013, respectively.

The Company has commercial mortgage loan investments that require additional commitments of capital within the next year. The Company had capital commitments for new mortgage loans of $332,773 and $157,050 at December 31, 2015 and 2014, respectively.

The Company leases office space and certain furniture and equipment pursuant to operating leases with some leases containing renewal options and escalation clauses. Expense for all operating leases was

Consolidated Financial Statements and Supplemental Schedules
Page 92 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

$3,155, $2,828, and $2,760 in 2015, 2014, and 2013, respectively. The future minimum lease payments required under operating leases are as follows:

2016	$2,130
2017	1,993
2018	1,742
2019	1,230
2020	838
2021 and beyond	283

$8,216

The Company had capital leases to finance furniture and equipment for the Company’s headquarters. The cost and accumulated depreciation of the financed assets were $2,976 and $2,976 at December 31, 2015 and $2,976 and $2,357 at December 31, 2014, respectively, and are included in Other assets on the Consolidated Balance Sheets. Depreciation on the financed assets was $619, $744, and $745 in 2015, 2014, and 2013, respectively. There are no expected future lease payments in 2016 and beyond.

The Company has a service agreement (the agreement) with certain unrelated broker-dealers for a marketing support program related to the distribution of select variable insurance products. Under the agreement, the Company pays a base service fee of 0.10% on the amount of variable insurance products under management at the commencement of the agreement. An additional service fee of 0.15% is calculated on the total variable insurance products under management held in excess of this base amount. The fee is calculated on a monthly basis and is paid quarterly. Either party may terminate the agreement with a 90-day notice. Upon termination, the service fee continues to be paid from the date of termination for a period of ten years provided that the broker-dealer is not in material breach of the contract. In the event of termination, the Company has calculated its total commitment at December 31, 2015, to be $5,365 annually with a total commitment of $53,653. The calculation was based on the total variable insurance products under management as of December 31, 2015, due to the variability in estimating future assets under management (such as sales, lapse rate, and fund performance). Total expense under the agreement amounted to $6,677, $7,734, and $5,980 in 2015, 2014, and 2013, respectively.

Consolidated Financial Statements and Supplemental Schedules
Page 93 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

(21)	Capital Structure

The Company is authorized to issue three types of capital stock, as outlined in the table below:

	Authorized,			Voluntary or
	issued, and	Par value,		involuntary
	outstanding	per share	Redemption rights	liquidation rights
Common stock	40,000,000	$1.00	None	None
20,000,001
20,000,001
Preferred stock:
Class A	200,000,000	$1.00	Designated by Board	Designated by Board
	18,903,484		for each series issued	for each series issued
18,903,484
Class A, Series A	8,909,195	1.00	$35.02 per share plus	$35.02 per share plus
	8,909,195		an amount to yield a	an amount to yield a
	8,909,195		compounded annual	compounded annual
			return of 6%, after	return of 6%, after
			actual dividends paid	actual dividends paid
Class A, Series B	10,000,000	1.00	$35.02 per share plus	$35.02 per share plus
	9,994,289		an amount to yield a	an amount to yield a
	9,994,289		compounded annual	compounded annual
			return of 6%, after	return of 6%, after
			actual dividends paid	actual dividends paid
Class B	400,000,000	1.00	Designated by Board	Designated by Board
			for each series issued	for each series issued

Holders of Class A preferred stock and of common stock are entitled to one vote per share with respect to all matters presented to or subject to the vote of shareholders. Holders of Class B preferred stock have no voting rights. All issued and outstanding shares are owned by AZOA. See note 1 for further discussion.

Each share of Class A preferred stock is convertible into one share of the Company’s common stock. The Company may redeem any or all of the Class A preferred stock at any time. Dividends will be paid to each class of stock only when declared by the BOD. In the event a dividend is declared, dividends must be paid to holders of Class A preferred stock, Class B preferred stock, and common stock, each in that order.

As discussed in notes 2 and 17, the Company carried out various capital transactions with related parties during 2015, 2014, and 2013.

Consolidated Financial Statements and Supplemental Schedules
Page 94 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

(22)	Foreign Currency Translation

An analysis of foreign currency translation, net of tax for the respective years ended December 31 is as follows:

	2015	2014	2013
Beginning amount of cumulative translation adjustments	$10,240	12,343	13,993
Aggregate adjustment for the period resulting from translation adjustments	(6,168)	(3,235)	(2,539)
Amount of income tax expense for the period related to aggregate adjustment	2,159	1,132	889

Net aggregate translation included in equity	(4,009)	(2,103)	(1,650)

Ending amount of cumulative translation adjustments	$6,231	10,240	12,343

Canadian foreign exchange rate at end of year	0.71989	0.86337	0.94120

(23)	Segment Information

The Company has organized its principal operations into the following segments: Individual Annuities, Life, Questar, and Legacy products.

The Individual Annuities segment consists of fixed, fixed-indexed, variable, and variable-indexed annuities that are provided through independent distribution channels made up of agents and registered representatives. Revenues for the Company’s fixed annuity products are primarily earned as net investment income on invested assets supporting fixed account balances, with profitability driven by the spread between net investment income earned and interest credited to account balances. Revenues for the Company’s variable annuity products are primarily earned as management and expense fees charged on underlying account balances.

The Life segment issues fixed-indexed universal life insurance products, as well as maintains term and whole life in-force blocks that the Company no longer sells or distributes. The primary sources for revenue for this segment are premiums, fees, and charges that the Company receives to assume insurance related risk, in addition to earning a spread on net investment income on invested assets.

Consolidated Financial Statements and Supplemental Schedules
Page 95 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

The Questar segment consists of two wholly owned subsidiaries, Questar Capital Corporation (Questar Capital) and Questar Asset Management, Inc. (QAM). Questar Capital is registered as a broker-dealer under the Securities Exchange Act of 1934 and operates as a retail broker-dealer. QAM provides portfolio management for clients and revenue is driven by fees received based on assets under management. Questar Capital distributes a full range of securities products, including mutual funds and variable life insurance and annuity contracts. Questar Capital also processes general securities transactions through a clearing arrangement with a third party provider.

The Legacy business consists of closed blocks of LTC and Special Markets products. The Special Markets products include individual and group annuity and life products, including universal life and term life insurance. Although Legacy products are part of the consolidated results, the Company does not allocate additional resources to these areas other than to maintain the operational support to its current customers.

The Company does not maintain segregated investment portfolios for each segment. All interest and similar income, net and realized investment gains, net are allocated to the segments. Assets are only monitored at the individual company level, and as such, asset disclosures by segment are not included herein.

Income and expense related to assets backing policyholder reserves are allocated to the segments based on policyholder reserve levels. The results of the Individual Annuity, Life, and Legacy segments also reflect allocation of income and expense related to assets backing surplus. Income and expense related to assets backing surplus are allocated to the segments based on required capital levels for each segment and are excluded from EGP used in reserve and DAC model projections.

Consolidated Financial Statements and Supplemental Schedules
Page 96 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

Unconsolidated segment results are reconciled to the Consolidated Statements of Operations amounts in the tables below:

	Year ended December 31, 2015
	Individual			Legacy
	annuities	Life	Questar	products	Eliminations	Consolidated
Revenue:
Net premiums and policy fees	$1,133,285	172,660	—	143,646	—	1,449,591
Interest and similar income, net	4,004,121	103,419	3	72,560	—	4,180,103
Change in fair value of assets and liabilities	(492,479)	(38,553)	—	(1,688)	—	(532,720)
Realized investment gains, net	90,948	1,597	—	1,868	—	94,413
Fee, commission, and other revenue	236,454	186	105,830	253	(39,324)	303,399

Total revenue (loss)	4,972,329	239,309	105,833	216,639	(39,324)	5,494,786

Benefits and expenses:
Net benefits and expenses	2,296,057	114,377	—	192,660	—	2,603,094
General and administrative and commission	1,554,120	165,479	110,624	18,172	(39,324)	1,809,071
Change in deferred acquisition costs, net	279,582	(53,642)	—	13,319	—	239,259

Total benefits and expenses	4,129,759	226,214	110,624	224,151	(39,324)	4,651,424

Pretax income (loss)	$842,570	13,095	(4,791)	(7,512)	—	843,362

Consolidated Financial Statements and Supplemental Schedules
Page 97 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

	Year ended December 31, 2014
	Individual			Legacy
	annuities	Life	Questar	products	Eliminations	Consolidated
Revenue:
Net premiums and policy fees	$1,148,803	117,950	—	141,344	—	1,408,097
Interest and similar income, net	3,799,849	90,088	(17)	67,378	—	3,957,298
Change in fair value of assets and liabilities	1,805,611	41,292	—	(4,914)	—	1,841,989
Realized investment gains, net	74,926	1,579	1	1,256	—	77,762
Fee, commission, and other revenue	246,021	474	102,234	6,217	(43,126)	311,820

Total revenue (loss)	7,075,210	251,383	102,218	211,281	(43,126)	7,596,966

Benefits and expenses:
Net benefits and expenses	5,582,740	147,348	—	145,737	—	5,875,825
General and administrative and commission	1,964,597	162,973	111,967	17,628	(43,126)	2,214,039
Change in deferred acquisition costs, net	(615,902)	(72,109)	—	14,925	—	(673,086)

Total benefits and expenses	6,931,435	238,212	111,967	178,290	(43,126)	7,416,778

Pretax income (loss)	$143,775	13,171	(9,749)	32,991	—	180,188

	Year ended December 31, 2013
	Individual			Legacy
	annuities	Life	Questar	products	Eliminations	Consolidated
Revenue:
Net premiums and policy fees	$1,050,072	104,715	—	133,586	—	1,288,373
Interest and similar income, net	3,464,951	71,125	(16)	56,057	—	3,592,117
Change in fair value of assets and liabilities	843,121	77,920	—	224	—	921,265
Realized investment gains, net	172,940	2,227	8	13,122	—	188,297
Fee, commission, and other revenue	239,692	583	93,485	6,207	(33,188)	306,779

Total revenue (loss)	5,770,776	256,570	93,477	209,196	(33,188)	6,296,831

Benefits and expenses:
Net benefits and expenses	3,378,366	180,923	—	144,730	—	3,704,019
General and administrative and commission	1,408,107	136,417	110,633	19,666	(33,188)	1,641,635
Change in deferred acquisition costs, net	264,068	(71,632)	—	14,263	—	206,699

Total benefits and expenses	5,050,541	245,708	110,633	178,659	(33,188)	5,552,353

Pretax income (loss)	$720,235	10,862	(17,156)	30,537	—	744,478

Consolidated Financial Statements and Supplemental Schedules
Page 98 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

(24)	Changes in and Reclassifications from Accumulated Other Comprehensive Income (AOCI)

Changes in AOCI, net of tax, by component consist of the following:

	Year ended December 31, 2015
	Net unrealized gain on securities	OTTI gain (losses) in OCI	Net gain (loss) on cash flow hedging instruments	Foreign currency translation adjustments	Pension and postretirement plan adjustments	Total AOCI
Beginning balance	$1,755,998	9,608	1,475	10,240	(176)	1,777,145
OCI before reclassifications	(1,260,909)	(2,958)	8,933	(4,009)	95	(1,258,848)
Amounts reclassified from AOCI	(27,766)	(1,597)	—	—	16	(29,347)

Net OCI	(1,288,675)	(4,555)	8,933	(4,009)	111	(1,288,195)

Ending balance	$467,323	5,053	10,408	6,231	(65)	488,950

	Year ended December 31, 2014
	Net unrealized gain on securities	OTTI gain (losses) in OCI	Net gain (loss) on cash flow hedging instruments	Foreign currency translation adjustments	Pension and postretirement plan adjustments	Total AOCI
Beginning balance	$980,777	8,814	1,020	12,343	(170)	1,002,784
OCI before reclassifications	825,079	3,114	455	(2,103)	(25)	826,520
Amounts reclassified from AOCI	(49,858)	(2,320)	—	—	19	(52,159)

Net OCI	775,221	794	455	(2,103)	(6)	774,361

Ending balance	$1,755,998	9,608	1,475	10,240	(176)	1,777,145

Consolidated Financial Statements and Supplemental Schedules
Page 99 of 103	(Continued)

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(In thousands, except share data and security holdings quantities)

Reclassifications from AOCI, net of tax, consist of the following:

	Amount Reclassified from AOCI		Affected line item
	December 31,		in the Consolidated
AOCI	2015	2014	Statements of Operations
Net unrealized gain on securities:
Available-for-sale securities	$42,717	76,705	Realized investment gains, net
	14,951	26,847	Income tax expense (benefit)

	27,766	49,858	Net income

OTTI gain (losses) in OCI:
Other than temporary impairments	2,457	3,569	Realized investment gains, net
	860	1,249	Income tax expense (benefit)

	1,597	2,320	Net income

Pension and other postretirement plan adjustments:
Amortization of actuarial gains (losses)	(25)	(29)	General and administrative expenses
	9	(10)	Income tax expense (benefit)

	(16)	(19)	Net income

Total amounts reclassified from AOCI	$29,347	52,159	Total net income

(25)	Subsequent Events

No material subsequent events have occurred since December 31, 2015 through March 31, 2016 that require adjustment to the financial statements.

On February 1, 2016, Allegiance Marketing Group, LLC (AMG), a wholly-owned subsidiary of Allianz Individual Insurance Group LLC (AIIG), which is a wholly owned subsidiary of the Company, merged with and into GamePlan Financial Marketing (GamePlan), another wholly-owned subsidiary of AIIG. GamePlan was the surviving entity.

On February 2, 2016, GamePlan purchased a 100% interest in an independent FMO for an initial purchase price of $7,500. GamePlan recorded the assets and liabilities of the entity at fair value.

On February 23, 2016, the Company’s Board of Directors approved payment of a $600,000 cash dividend to its parent company, AZOA. The Company’s Board of Directors also approved the dividend of the loan agreement with AMOSA in the amount of $33,000 and accrued interest, which is expected to be approximately $150. Based on the ordinary dividend limitations set forth under Minnesota Insurance Law, the dividend is considered ordinary. The dividend was paid and the loan assignment was completed on March 30, 2016.

Consolidated Financial Statements and Supplemental Schedules

Schedule I

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Summary of Investments – Other than Investments in Related Parties

December 31, 2015

(In thousands)

Type of investment	Cost (1)	Fair value	Amount at which shown in the consolidated balance sheets
Fixed-maturity securities:
Fixed-maturity securities, available-for-sale:
U.S. government	$1,682,642	1,755,324	1,755,324
Agencies not backed by the full faith and credit of the U.S. government	10,474	10,514	10,514
States and political subdivisions	8,533,503	8,998,534	8,998,534
Foreign government	269,608	272,167	272,167
Public utilities	5,798,475	6,222,198	6,222,198
Corporate securities	50,603,848	50,946,485	50,946,485
Mortgage-backed securities	12,263,037	12,497,799	12,497,799
Collateralized mortgage obligations	9,208	10,283	10,283
Collateralized debt obligations	9,738	21,164	21,164

Total fixed-maturity securities, available-for-sale	79,180,533	80,734,468	80,734,468

Fixed-maturity securities, at fair value through income:
U.S. government	36,474	37,111	37,111

Total fixed-maturity securities, trading	36,474	37,111	37,111

Fixed-maturity securities, held-to-maturity:
Corporate securities	55	65	55
Collateralized debt obligations	—	5,214	—

Total fixed-maturity securities, held-to-maturity	55	5,279	55

Total fixed-maturity securities	79,217,062	80,776,858	80,771,634

Equity securities:
Equity securities, available-for-sale:
Common stocks:
Industrial and miscellaneous	71,005	68,611	68,611
Equity securities, trading:
Common stocks:
Industrial and miscellaneous	299,017	292,816	292,816

Total equity securities	370,022	$361,427	361,427

Other investments:
Mortgage loans on real estate, net	8,788,018	9,042,293	8,788,018
Short-term securities	4,454	4,454	4,454
Derivatives	591,609	591,609	591,609
Loans to affiliates	33,005	32,733	33,005
Policy loans	163,129	163,129	163,129
Acquired loans	224,083	271,927	224,083
Other invested assets	92,977	92,977	92,977

Total other investments	9,897,275	10,199,122	9,897,275

Total investments	$89,484,359	91,337,407	$91,030,336

(1)	Original cost of equity securities and, as to fixed-maturities, original cost reduced by repayments and adjusted for amortization of premiums, accrual discounts, or impairments.

See accompanying report of independent registered public accounting firm.

Consolidated Financial Statements and Supplemental Schedules

Schedule II

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Supplementary Insurance Information

As of and for the years ended December 31, 2015, 2014, and 2013

(In thousands)

	December 31					Year ended December 31
	Deferred acquisition costs	Deferred sales inducements	Account balances and future policy benefit reserves	Unearned premiums	Policy and contract claims	Net premium and policy fees	Interest and similar income, net	Net benefits	Net change in deferred sales inducements*	Net change in policy acquisition costs**	Other operating expenses
2015:
Annuities	$5,766,176	1,108,877	90,734,164	25,620	—	1,133,285	4,004,121	2,095,788	200,269	279,582	1,514,797
Life	486,195	1,315	2,678,431	70,621	3,335	172,660	103,419	112,236	2,141	(53,642)	165,478
Questar	—	—	—	—	—	—	3	—	—	—	110,624
Legacy	30,865	—	3,901,902	57,875	514,590	143,646	72,560	192,660	—	13,319	18,172

	$6,283,236	1,110,192	97,314,497	154,116	517,925	1,449,591	4,180,103	2,400,684	202,410	239,259	1,809,071

2014:
Annuities	$3,934,701	843,545	85,548,020	1,164	—	1,148,803	3,799,849	5,578,815	3,925	(615,902)	1,930,071
Life	384,073	3,455	2,255,751	74,207	4,187	117,950	90,088	147,014	334	(72,109)	154,983
Questar	—	—	—	—	—	—	(17)	—	—	—	111,967
Legacy	43,997	—	3,554,990	55,330	439,257	141,344	67,378	145,737	—	14,925	17,018

	$4,362,771	847,000	91,358,761	130,701	443,444	1,408,097	3,957,298	5,871,566	4,259	(673,086)	2,214,039

2013:
Annuities	$4,415,572	1,072,742	72,954,916	24,392	—	1,050,072	3,464,952	3,304,991	73,375	264,068	1,382,537
Life	345,008	3,788	1,843,616	57,647	3,220	104,715	71,125	181,756	(833)	(71,632)	128,799
Questar	—	—	—	—	—	—	(16)	—	—	—	110,633
Legacy	59,635	—	3,326,680	53,600	412,889	133,586	56,056	144,730	—	14,263	19,666

	$4,820,215	1,076,530	78,125,212	135,639	416,109	1,288,373	3,592,117	3,631,477	72,542	206,699	1,641,635

*	See note 11 for aggregate gross amortization of deferred sales inducements.
**	See note 10 for aggregate gross amortization of deferred acquisition costs.

See accompanying report of independent registered public accounting firm.

Consolidated Financial Statements and Supplemental Schedules

Schedule III

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA AND SUBSIDIARIES

Reinsurance

Years ended December 31, 2015, 2014, and 2013

(In thousands)

	Direct	Ceded to other	Assumed from other	Net	Percentage of amount assumed
Years ended	amount	companies	companies	amount	to net
December 31, 2015:
Life insurance in force	$30,774,840	21,809,292	60,469	9,026,017	0.7%
Premiums and policy fees:
Life	$219,959	45,746	683	174,896	0.4%
Annuities	1,130,514	(1,447)	(442)	1,131,519	—
Accident and health	188,885	80,987	35,278	143,176	24.6

Total premiums and policy fees	$1,539,358	125,286	35,519	1,449,591	2.5%

December 31, 2014:
Life insurance in force	$28,518,136	19,851,269	67,484	8,734,351	0.8%
Premiums and policy fees:
Life	$162,098	41,659	779	121,218	0.6%
Annuities	1,145,637	(1,445)	(153)	1,146,929	—
Accident and health	189,981	80,007	29,976	139,950	21.4

Total premiums and policy fees	$1,497,716	120,221	30,602	1,408,097	2.2%

December 31, 2013:
Life insurance in force	$26,107,972	17,815,125	80,931	8,373,778	1.0%
Premiums and policy fees:
Life	$149,803	42,857	606	107,552	0.6%
Annuities	1,046,313	(1,966)	(468)	1,047,811	—
Accident and health	184,288	78,876	27,598	133,010	20.7

Total premiums and policy fees	$1,380,404	119,767	27,736	1,288,373	2.2%

The Life and Annuities categories above are prescribed splits based on product and will differ from the results of the Life and Individual Annuity segments.

See accompanying report of independent registered public accounting firm.

Consolidated Financial Statements and Supplemental Schedules

ALLIANZ LIFE VARIABLE ACCOUNT B

of

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements

December 31, 2015

(With Report of Independent Registered Public Accounting Firm Thereon)

KPMG LLP 4200 Wells Fargo Center 90 South Seventh Street Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Directors of Allianz Life Insurance Company of North America and

Contract Owners of Allianz Life Variable Account B:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Allianz Life Variable Account B (the Variable Account) as of December 31, 2015, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody for the benefit of the Variable Account were confirmed to us by the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the sub-accounts of Allianz Life Variable Account B as of December 31, 2015, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods stated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Minneapolis, Minnesota

March 24, 2016

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities

December 31, 2015

(In thousands)

	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio	Allianz NFJ Dividend Value VIT Portfolio	AZL Balanced Index Strategy Fund
Assets:
Investments at Net Asset Value	$1,963	$2,690	$2,338	$326	$2,639	$401,551

Total Assets	1,963	2,690	2,338	326	2,639	401,551

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	1,963	2,690	2,338	326	2,639	401,551

Contract Owners’ Equity:
Contracts in Accumulation Period	1,911	2,679	2,338	326	2,639	401,511
Contracts in Annuity Payment Period	52	11	—	—	—	40

Total Contract Owners’ Equity	$1,963	$2,690	$2,338	$326	$2,639	$401,551

Investment Shares	29	51	120	16	236	26,007
Investments at Cost	$1,695	$2,759	$2,146	$400	$3,055	$360,572

	AZL BlackRock Capital Appreciation Fund	AZL Boston Company Research Growth Fund	AZL DFA Multi- Strategy Fund	AZL Enhanced Bond Index Fund	AZL Federated Clover Small Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund
Assets:
Investments at Net Asset Value	$399,775	$201,708	$1,141,766	$9,795	$224,049	$401,045

Total Assets	399,775	201,708	1,141,766	9,795	224,049	401,045

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	399,775	201,708	1,141,766	9,795	224,049	401,045

Contract Owners’ Equity:
Contracts in Accumulation Period	399,772	201,671	1,141,582	9,795	223,957	401,045
Contracts in Annuity Payment Period	3	37	184	—	92	—

Total Contract Owners’ Equity	$399,775	$201,708	$1,141,766	$9,795	$224,049	$401,045

Investment Shares	26,044	14,756	63,151	909	12,988	33,254
Investments at Cost	$370,289	$168,343	$960,533	$10,031	$238,182	$403,527

See accompanying notes to financial statements

3	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities

December 31, 2015

(In thousands)

	AZL Gateway Fund	AZL International Index Fund	AZL Invesco Equity and Income Fund	AZL Invesco Growth and Income Fund	AZL Invesco International Equity Fund	AZL JPMorgan International Opportunities Fund
Assets:
Investments at Net Asset Value	$78,188	$81,043	$742,366	$213,233	$242,379	$246,362

Total Assets	78,188	81,043	742,366	213,233	242,379	246,362

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	78,188	81,043	742,366	213,233	242,379	246,362

Contract Owners’ Equity:
Contracts in Accumulation Period	78,188	81,043	742,347	213,122	242,184	246,302
Contracts in Annuity Payment Period	—	—	19	111	195	60

Total Contract Owners’ Equity	$78,188	$81,043	$742,366	$213,233	$242,379	$246,362

Investment Shares	6,537	5,620	49,392	15,748	14,752	14,940
Investments at Cost	$73,649	$83,241	$679,899	$196,596	$230,619	$236,023

	AZL JPMorgan U.S. Equity Fund	AZL MetWest Total Return Bond Fund	AZL MFS Investors Trust Fund	AZL MFS Mid Cap Value Fund	AZL MFS Value Fund	AZL Mid Cap Index Fund
Assets:
Investments at Net Asset Value	$210,256	$9,468	$211,760	$117,038	$276,793	$147,814

Total Assets	210,256	9,468	211,760	117,038	276,793	147,814

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	210,256	9,468	211,760	117,038	276,793	147,814

Contract Owners’ Equity:
Contracts in Accumulation Period	210,229	9,468	211,739	116,986	276,718	147,756
Contracts in Annuity Payment Period	27	—	21	52	75	58

Total Contract Owners’ Equity	$210,256	$9,468	$211,760	$117,038	$276,793	$147,814

Investment Shares	12,899	946	10,882	13,721	21,933	7,005
Investments at Cost	$146,615	$9,519	$168,290	$126,416	$221,230	$137,998

See accompanying notes to financial statements

4	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities

December 31, 2015

(In thousands)

	AZL Money Market Fund	AZL Morgan Stanley Global Real Estate Fund	AZL Multi- Manager Mid Cap Growth Fund	AZL MVP Balanced Index Strategy Fund	AZL MVP BlackRock Global Allocation Fund	AZL MVP DFA Multi- Strategy Fund
Assets:
Investments at Net Asset Value	$661,395	$64,088	$298,950	$223,397	$735,684	$25,429

Total Assets	661,395	64,088	298,950	223,397	735,684	25,429

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	661,395	64,088	298,950	223,397	735,684	25,429

Contract Owners’ Equity:
Contracts in Accumulation Period	660,040	64,010	298,924	223,397	735,684	25,429
Contracts in Annuity Payment Period	1,355	78	26	—	—	—

Total Contract Owners’ Equity	$661,395	$64,088	$298,950	$223,397	$735,684	$25,429

Investment Shares	661,395	6,098	22,751	18,162	62,987	2,677
Investments at Cost	$661,395	$55,602	$318,439	$214,065	$705,385	$25,871

	AZL MVP Franklin Templeton Founding Strategy Plus Fund	AZL MVP Fusion Balanced Fund	AZL MVP Fusion Conservative Fund	AZL MVP Fusion Growth Fund	AZL MVP Fusion Moderate Fund	AZL MVP Growth Index Strategy Fund
Assets:
Investments at Net Asset Value	$272,765	$1,067,933	$241,855	$691,098	$2,210,354	$1,218,754

Total Assets	272,765	1,067,933	241,855	691,098	2,210,354	1,218,754

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	272,765	1,067,933	241,855	691,098	2,210,354	1,218,754

Contract Owners’ Equity:
Contracts in Accumulation Period	272,708	1,067,322	241,855	690,495	2,209,962	1,218,754
Contracts in Annuity Payment Period	57	611	—	603	392	—

Total Contract Owners’ Equity	$272,765	$1,067,933	$241,855	$691,098	$2,210,354	$1,218,754

Investment Shares	24,075	88,332	20,273	55,734	182,674	89,945
Investments at Cost	$284,766	$989,161	$241,740	$592,872	$1,984,862	$1,140,391

See accompanying notes to financial statements

5	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities

December 31, 2015

(In thousands)

	AZL MVP Invesco Equity and Income Fund	AZL MVP T. Rowe Price Capital Appreciation Fund	AZL NFJ International Value Fund	AZL Oppenheimer Discovery Fund	AZL Pyramis Total Bond Fund	AZL Russell 1000 Growth Index Fund
Assets:
Investments at Net Asset Value	$461,305	$596,732	$2,117	$135,725	$42,802	$14,988

Total Assets	461,305	596,732	2,117	135,725	42,802	14,988

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	461,305	596,732	2,117	135,725	42,802	14,988

Contract Owners’ Equity:
Contracts in Accumulation Period	461,305	596,732	2,117	135,714	42,802	14,988
Contracts in Annuity Payment Period	—	—	—	11	—	—

Total Contract Owners’ Equity	$461,305	$596,732	$2,117	$135,725	$42,802	$14,988

Investment Shares	34,196	54,847	218	10,738	4,345	978
Investments at Cost	$440,682	$586,515	$2,566	$132,735	$43,881	$16,089

	AZL Russell 1000 Value Index Fund	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Small Cap Stock Index Fund	AZL T. Rowe Price Capital Appreciation Fund
Assets:
Investments at Net Asset Value	$10,843	$540,346	$19,025	$123,173	$167,013	$496,178

Total Assets	10,843	540,346	19,025	123,173	167,013	496,178

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	10,843	540,346	19,025	123,173	167,013	496,178

Contract Owners’ Equity:
Contracts in Accumulation Period	10,843	540,141	18,974	123,173	167,013	496,029
Contracts in Annuity Payment Period	—	205	51	—	—	149

Total Contract Owners’ Equity	$10,843	$540,346	$19,025	$123,173	$167,013	$496,178

Investment Shares	840	37,965	3,150	20,393	12,381	30,934
Investments at Cost	$11,829	$395,725	$14,814	$141,310	$141,517	$386,898

See accompanying notes to financial statements

6	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities

December 31, 2015

(In thousands)

	BlackRock Equity Dividend V.I. Fund	BlackRock Global Allocation V.I. Fund	ClearBridge Variable Aggressive Growth Portfolio	Columbia Variable Portfolio – Select Smaller-Cap Value Fund	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio
Assets:
Investments at Net Asset Value	$993	$1,646,122	$1,920	$45,195	$908	$53,716

Total Assets	993	1,646,122	1,920	45,195	908	53,716

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	993	1,646,122	1,920	45,195	908	53,716

Contract Owners’ Equity:
Contracts in Accumulation Period	993	1,646,097	1,920	45,144	893	53,712
Contracts in Annuity Payment Period	—	25	—	51	15	4

Total Contract Owners’ Equity	$993	$1,646,122	$1,920	$45,195	$908	$53,716

Investment Shares	99	126,236	74	2,379	32	4,036
Investments at Cost	$1,022	$1,766,753	$2,135	$29,690	$616	$47,516

	Davis VA Real Estate Portfolio	Davis VA Value Portfolio	Dreyfus VIF Appreciation Portfolio	Eaton Vance VT Floating- Rate Income Fund	Fidelity VIP Emerging Markets Portfolio	Fidelity VIP FundsManager 50% Portfolio
Assets:
Investments at Net Asset Value	$416	$47,733	$174	$5,305	$1,044	$27,660

Total Assets	416	47,733	174	5,305	1,044	27,660

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	416	47,733	174	5,305	1,044	27,660

Contract Owners’ Equity:
Contracts in Accumulation Period	416	47,694	174	5,305	1,044	27,660
Contracts in Annuity Payment Period	—	39	—	—	—	—

Total Contract Owners’ Equity	$416	$47,733	$174	$5,305	$1,044	$27,660

Investment Shares	31	4,962	4	603	128	2,340
Investments at Cost	$375	$52,352	$180	$5,576	$1,177	$26,541

See accompanying notes to financial statements

7	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities

December 31, 2015

(In thousands)

	Fidelity VIP FundsManager 60% Portfolio	Fidelity VIP Mid Cap Portfolio	Fidelity VIP Strategic Income Portfolio	Franklin Founding Funds Allocation VIP Fund	Franklin Global Real Estate VIP Fund	Franklin Growth and Income VIP Fund
Assets:
Investments at Net Asset Value	$102,394	$677	$1,264	$124,055	$93,824	$186,434

Total Assets	102,394	677	1,264	124,055	93,824	186,434

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	102,394	677	1,264	124,055	93,824	186,434

Contract Owners’ Equity:
Contracts in Accumulation Period	102,333	677	1,264	124,055	93,665	185,712
Contracts in Annuity Payment Period	61	—	—	—	159	722

Total Contract Owners’ Equity	$102,394	$677	$1,264	$124,055	$93,824	$186,434

Investment Shares	9,275	21	120	18,379	5,999	11,760
Investments at Cost	$102,667	$742	$1,369	$130,186	$106,908	$168,082

	Franklin High Income VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Mutual Shares VIP Fund	Franklin Rising Dividends VIP Fund	Franklin Small Cap Value VIP Fund
Assets:
Investments at Net Asset Value	$202,229	$1,228,079	$121,524	$501,040	$233,718	$46,665

Total Assets	202,229	1,228,079	121,524	501,040	233,718	46,665

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	202,229	1,228,079	121,524	501,040	233,718	46,665

Contract Owners’ Equity:
Contracts in Accumulation Period	202,079	1,227,124	121,366	500,700	233,012	46,532
Contracts in Annuity Payment Period	150	955	158	340	706	133

Total Contract Owners’ Equity	$202,229	$1,228,079	$121,524	$501,040	$233,718	$46,665

Investment Shares	37,027	86,169	6,675	26,041	9,373	2,630
Investments at Cost	$237,273	$1,311,138	$107,898	$448,462	$173,310	$41,939

See accompanying notes to financial statements

8	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities

December 31, 2015

(In thousands)

	Franklin Small-Mid Cap Growth VIP Fund	Franklin Strategic Income VIP Fund	Franklin U.S. Government Securities VIP Fund	Invesco V.I. American Franchise Fund	Invesco V.I. American Value Fund	Invesco V.I. Balanced- Risk Allocation Fund
Assets:
Investments at Net Asset Value	$104,630	$1,425	$345,628	$4,345	$484	$1,125

Total Assets	104,630	1,425	345,628	4,345	484	1,125

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	104,630	1,425	345,628	4,345	484	1,125

Contract Owners’ Equity:
Contracts in Accumulation Period	104,451	1,425	345,144	4,337	484	1,125
Contracts in Annuity Payment Period	179	—	484	8	—	—

Total Contract Owners’ Equity	$104,630	$1,425	$345,628	$4,345	$484	$1,125

Investment Shares	5,714	140	27,612	76	31	112
Investments at Cost	$113,344	$1,626	$356,261	$2,659	$590	$1,372

	Invesco V.I. Core Equity Fund	Invesco V.I. Growth and Income Fund	Invesco V.I. International Growth Fund	Ivy Funds VIP Asset Strategy Portfolio	Ivy Funds VIP Energy Portfolio	Ivy Funds VIP Global Natural Resources Portfolio
Assets:
Investments at Net Asset Value	$1,658	$261	$474	$2,161	$459	$147

Total Assets	1,658	261	474	2,161	459	147

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	1,658	261	474	2,161	459	147

Contract Owners’ Equity:
Contracts in Accumulation Period	1,658	238	474	2,161	459	147
Contracts in Annuity Payment Period	—	23	—	—	—	—

Total Contract Owners’ Equity	$1,658	$261	$474	$2,161	$459	$147

Investment Shares	49	13	14	260	91	40
Investments at Cost	$1,292	$244	$302	$2,937	$644	$204

See accompanying notes to financial statements

9	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities

December 31, 2015

(In thousands)

	Ivy Funds VIP Growth Portfolio	Ivy Funds VIP Mid Cap Growth Portfolio	Ivy Funds VIP Science and Technology Portfolio	Jennison Portfolio	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio
Assets:
Investments at Net Asset Value	$359	$579	$1,979	$11,281	$12,194	$96

Total Assets	359	579	1,979	11,281	12,194	96

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	359	579	1,979	11,281	12,194	96

Contract Owners’ Equity:
Contracts in Accumulation Period	359	579	1,979	11,281	12,194	96
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$359	$579	$1,979	$11,281	$12,194	$96

Investment Shares	31	61	86	255	1,128	4
Investments at Cost	$357	$616	$2,126	$6,140	$12,339	$45

	Lazard Retirement International Equity Portfolio	Lazard Retirement U.S. Small- Mid Cap Equity Portfolio	MFS VIT II International Value Portfolio	MFS VIT Total Return Bond Portfolio	MFS VIT Utilities Portfolio	Oppenheimer Global Fund/ VA
Assets:
Investments at Net Asset Value	$480	$687	$2,015	$18,177	$341	$57,760

Total Assets	480	687	2,015	18,177	341	57,760

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	480	687	2,015	18,177	341	57,760

Contract Owners’ Equity:
Contracts in Accumulation Period	480	687	2,015	18,177	341	57,641
Contracts in Annuity Payment Period	—	—	—	—	—	119

Total Contract Owners’ Equity	$480	$687	$2,015	$18,177	$341	$57,760

Investment Shares	39	93	91	1,422	14	1,520
Investments at Cost	$511	$795	$1,923	$18,796	$432	$41,425

See accompanying notes to financial statements

10	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities

December 31, 2015

(In thousands)

	Oppenheimer Global Multi- Alternatives Fund/VA	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer International Growth Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO VIT All Asset Portfolio	PIMCO VIT Commodity RealReturn Strategy Portfolio
Assets:
Investments at Net Asset Value	$60	$3,709	$1,805	$50,560	$386,197	$60,787

Total Assets	60	3,709	1,805	50,560	386,197	60,787

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	60	3,709	1,805	50,560	386,197	60,787

Contract Owners’ Equity:
Contracts in Accumulation Period	60	3,709	1,805	50,497	386,146	60,785
Contracts in Annuity Payment Period	—	—	—	63	51	2

Total Contract Owners’ Equity	$60	$3,709	$1,805	$50,560	$386,197	$60,787

Investment Shares	6	760	788	1,729	42,439	8,797
Investments at Cost	$65	$4,137	$1,956	$36,258	$462,009	$126,082

	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Advantage Strategy Bond Portfolio	PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Dividend Portfolio	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	PIMCO VIT Global Multi-Asset Managed Volatility Portfolio
Assets:
Investments at Net Asset Value	$151,518	$85,445	$81,007	$302,739	$198,490	$86,696

Total Assets	151,518	85,445	81,007	302,739	198,490	86,696

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	151,518	85,445	81,007	302,739	198,490	86,696

Contract Owners’ Equity:
Contracts in Accumulation Period	151,518	85,445	80,953	302,623	198,490	86,696
Contracts in Annuity Payment Period	—	—	54	116	—	—

Total Contract Owners’ Equity	$151,518	$85,445	$81,007	$302,739	$198,490	$86,696

Investment Shares	12,950	9,743	7,194	32,037	17,519	9,383
Investments at Cost	$174,010	$95,536	$94,699	$328,349	$215,710	$91,706

See accompanying notes to financial statements

11	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities

December 31, 2015

(In thousands)

	PIMCO VIT High Yield Portfolio	PIMCO VIT Low Duration Portfolio	PIMCO VIT Real Return Portfolio	PIMCO VIT Total Return Portfolio	PIMCO VIT Unconstrained Bond Portfolio	QS Legg Mason Dynamic Multi- Strategy VIT Portfolio
Assets:
Investments at Net Asset Value	$666,629	$2,216	$415,245	$1,112,265	$219,313	$277

Total Assets	666,629	2,216	415,245	1,112,265	219,313	277

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	666,629	2,216	415,245	1,112,265	219,313	277

Contract Owners’ Equity:
Contracts in Accumulation Period	666,552	2,216	415,139	1,112,117	219,313	277
Contracts in Annuity Payment Period	77	—	106	148	—	—

Total Contract Owners’ Equity	$666,629	$2,216	$415,245	$1,112,265	$219,313	$277

Investment Shares	91,822	216	34,807	105,129	22,108	23
Investments at Cost	$722,473	$2,286	$469,473	$1,174,166	$228,592	$283

	RCM Dynamic Multi-Asset Plus VIT Portfolio	SP International Growth Portfolio	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Income Portfolio	T. Rowe Price Health Sciences Portfolio	Templeton Foreign VIP Fund
Assets:
Investments at Net Asset Value	$5,697	$5,655	$2,849	$1,441	$2,213	$121,362

Total Assets	5,697	5,655	2,849	1,441	2,213	121,362

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	5,697	5,655	2,849	1,441	2,213	121,362

Contract Owners’ Equity:
Contracts in Accumulation Period	5,697	5,655	2,849	1,441	2,213	121,174
Contracts in Annuity Payment Period	—	—	—	—	—	188

Total Contract Owners’ Equity	$5,697	$5,655	$2,849	$1,441	$2,213	$121,362

Investment Shares	613	941	127	54	59	9,085
Investments at Cost	$5,816	$5,730	$2,310	$1,444	$2,014	$129,700

See accompanying notes to financial statements

12	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities

December 31, 2015

(In thousands)

	Templeton Global Bond VIP Fund	Templeton Growth VIP Fund	Total All Funds
Assets:
Investments at Net Asset Value	$808,810	$345,140	$26,048,253

Total Assets	808,810	345,140	26,048,253

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—

Total Liabilities	—	—	—

Net Assets:	808,810	345,140	26,048,253

Contract Owners’ Equity:
Contracts in Accumulation Period	808,616	344,666	26,037,874
Contracts in Annuity Payment Period	194	474	10,379

Total Contract Owners’ Equity	$808,810	$345,140	$26,048,253

Investment Shares	51,143	25,827	2,676,612
Investments at Cost	$936,515	$323,137	$25,326,080

See accompanying notes to financial statements

13

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations

For the year ended December 31, 2015

(In thousands)

	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio	Allianz NFJ Dividend Value VIT Portfolio	AZL Balanced Index Strategy Fund
Investment Income:
Dividends Reinvested in Fund Shares	$2	$—	$—	$—	$46	$4,278

Expenses:
Mortality and Expense Risk Charges	32	46	44	7	39	7,812

Investment Income (Loss), Net	(30)	(46)	(44)	(7)	7	(3,534)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	217	298	—	95	237	7,584
Realized Gains (Losses) on Sales of Investments, Net	99	53	45	8	(61)	11,905

Realized Gains (Losses) on Investments, Net	316	351	45	103	176	19,489

Net Change in Unrealized Appreciation (Depreciation) on Investments	(183)	(282)	(69)	(113)	(455)	(23,773)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	133	69	(24)	(10)	(279)	(4,284)

Net Increase (Decrease) in Net Assets From Operations	$103	$23	$(68)	$(17)	$(272)	$(7,818)

	AZL BlackRock Capital Appreciation Fund	AZL Boston Company Research Growth Fund	AZL DFA Multi- Strategy Fund	AZL Enhanced Bond Index Fund	AZL Federated Clover Small Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund
Investment Income:
Dividends Reinvested in Fund Shares	$—	$402	$14,970	$140	$2,273	$17,772

Expenses:
Mortality and Expense Risk Charges	8,621	4,288	23,048	78	5,537	7,830

Investment Income (Loss), Net	(8,621)	(3,886)	(8,078)	62	(3,264)	9,942

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	90,657	28,792	16,840	82	39,489	10,993
Realized Gains (Losses) on Sales of Investments, Net	27,322	12,962	56,645	(5)	6,490	7,851

Realized Gains (Losses) on Investments, Net	117,979	41,754	73,485	77	45,979	18,844

Net Change in Unrealized Appreciation (Depreciation) on Investments	(90,581)	(30,680)	(92,992)	(247)	(63,490)	(59,699)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	27,398	11,074	(19,507)	(170)	(17,511)	(40,855)

Net Increase (Decrease) in Net Assets From Operations	$18,777	$7,188	$(27,585)	$(108)	$(20,775)	$(30,913)

See accompanying notes to financial statements

14	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations

For the year ended December 31, 2015

(In thousands)

	AZL Gateway Fund	AZL International Index Fund	AZL Invesco Equity and Income Fund	AZL Invesco Growth and Income Fund	AZL Invesco International Equity Fund	AZL JPMorgan International Opportunities Fund
Investment Income:
Dividends Reinvested in Fund Shares	$899	$3,414	$16,853	$7,133	$4,210	$6,614

Expenses:
Mortality and Expense Risk Charges	1,468	1,453	15,644	4,744	5,635	5,771

Investment Income (Loss), Net	(569)	1,961	1,209	2,389	(1,425)	843

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	32,602	24,487	15,805	4,263
Realized Gains (Losses) on Sales of Investments, Net	1,686	1,623	28,183	11,140	10,443	7,116

Realized Gains (Losses) on Investments, Net	1,686	1,623	60,785	35,627	26,248	11,379

Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,006)	(6,231)	(96,487)	(50,112)	(37,598)	(14,478)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	680	(4,608)	(35,702)	(14,485)	(11,350)	(3,099)

Net Increase (Decrease) in Net Assets From Operations	$111	$(2,647)	$(34,493)	$(12,096)	$(12,775)	$(2,256)

	AZL JPMorgan U.S. Equity Fund	AZL MetWest Total Return Bond Fund (A)	AZL MFS Investors Trust Fund	AZL MFS Mid Cap Value Fund	AZL MFS Value Fund	AZL Mid Cap Index Fund
Investment Income:
Dividends Reinvested in Fund Shares	$2,569	$7	$1,774	$808	$6,540	$1,725

Expenses:
Mortality and Expense Risk Charges	4,684	63	4,844	2,469	6,109	2,773

Investment Income (Loss), Net	(2,115)	(56)	(3,070)	(1,661)	431	(1,048)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	21	31,430	36,480	—	9,813
Realized Gains (Losses) on Sales of Investments, Net	19,886	(9)	19,345	6,351	16,413	6,812

Realized Gains (Losses) on Investments, Net	19,886	12	50,775	42,831	16,413	16,625

Net Change in Unrealized Appreciation (Depreciation) on Investments	(22,239)	(51)	(52,493)	(46,372)	(25,253)	(22,634)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(2,353)	(39)	(1,718)	(3,541)	(8,840)	(6,009)

Net Increase (Decrease) in Net Assets From Operations	$(4,468)	$(95)	$(4,788)	$(5,202)	$(8,409)	$(7,057)

See accompanying notes to financial statements

15	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations

For the year ended December 31, 2015

(In thousands)

	AZL Money Market Fund	AZL Morgan Stanley Global Real Estate Fund	AZL Multi- Manager Mid Cap Growth Fund	AZL MVP Balanced Index Strategy Fund	AZL MVP BlackRock Global Allocation Fund	AZL MVP DFA Multi- Strategy Fund (A)
Investment Income:
Dividends Reinvested in Fund Shares	$—	$2,690	$—	$1,668	$8,547	$—

Expenses:
Mortality and Expense Risk Charges	11,507	1,503	6,999	3,053	10,996	125

Investment Income (Loss), Net	(11,507)	1,187	(6,999)	(1,385)	(2,449)	(125)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	46	—	53,893	2,283	11,881	—
Realized Gains (Losses) on Sales of Investments, Net	—	3,764	9,231	2,423	7,029	(8)

Realized Gains (Losses) on Investments, Net	46	3,764	63,124	4,706	18,910	(8)

Net Change in Unrealized Appreciation (Depreciation) on Investments	—	(7,308)	(82,726)	(7,526)	(39,049)	(441)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	46	(3,544)	(19,602)	(2,820)	(20,139)	(449)

Net Increase (Decrease) in Net Assets From Operations	$(11,461)	$(2,357)	$(26,601)	$(4,205)	$(22,588)	$(574)

	AZL MVP Franklin Templeton Founding Strategy Plus Fund	AZL MVP Fusion Balanced Fund	AZL MVP Fusion Conservative Fund	AZL MVP Fusion Growth Fund	AZL MVP Fusion Moderate Fund	AZL MVP Growth Index Strategy Fund
Investment Income:
Dividends Reinvested in Fund Shares	$4,012	$15,077	$3,384	$9,340	$29,896	$9,642

Expenses:
Mortality and Expense Risk Charges	4,006	20,924	4,342	16,800	42,602	16,407

Investment Income (Loss), Net	6	(5,847)	(958)	(7,460)	(12,706)	(6,765)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	4,734	45,361	8,291	—	89,682	10,055
Realized Gains (Losses) on Sales of Investments, Net	1,734	25,859	3,485	24,669	56,036	7,343

Realized Gains (Losses) on Investments, Net	6,468	71,220	11,776	24,669	145,718	17,398

Net Change in Unrealized Appreciation (Depreciation) on Investments	(28,160)	(104,715)	(16,757)	(49,309)	(222,116)	(41,985)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(21,692)	(33,495)	(4,981)	(24,640)	(76,398)	(24,587)

Net Increase (Decrease) in Net Assets From Operations	$(21,686)	$(39,342)	$(5,939)	$(32,100)	$(89,104)	$(31,352)

See accompanying notes to financial statements

16	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations

For the year ended December 31, 2015

(In thousands)

	AZL MVP Invesco Equity and Income Fund	AZL MVP T. Rowe Price Capital Appreciation Fund	AZL NFJ International Value Fund	AZL Oppenheimer Discovery Fund	AZL Pyramis Total Bond Fund	AZL Russell 1000 Growth Index Fund
Investment Income:
Dividends Reinvested in Fund Shares	$2,266	$—	$67	$—	$861	$136

Expenses:
Mortality and Expense Risk Charges	6,650	6,753	22	3,300	734	117

Investment Income (Loss), Net	(4,384)	(6,753)	45	(3,300)	127	19

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	11,126	181	12	21,044	—	1,701
Realized Gains (Losses) on Sales of Investments, Net	4,725	347	(77)	8,719	28	248

Realized Gains (Losses) on Investments, Net	15,851	528	(65)	29,763	28	1,949

Net Change in Unrealized Appreciation (Depreciation) on Investments	(33,092)	12,924	(342)	(25,105)	(1,390)	(1,653)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(17,241)	13,452	(407)	4,658	(1,362)	296

Net Increase (Decrease) in Net Assets From Operations	$(21,625)	$6,699	$(362)	$1,358	$(1,235)	$315

	AZL Russell 1000 Value Index Fund	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Small Cap Stock Index Fund	AZL T. Rowe Price Capital Appreciation Fund
Investment Income:
Dividends Reinvested in Fund Shares	$172	$11,120	$295	$1,473	$1,876	$2,718

Expenses:
Mortality and Expense Risk Charges	100	10,799	323	3,153	3,733	9,794

Investment Income (Loss), Net	72	321	(28)	(1,680)	(1,857)	(7,076)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	731	—	858	5,627	15,751	16,090
Realized Gains (Losses) on Sales of Investments, Net	(137)	42,970	766	(1,263)	12,825	28,343

Realized Gains (Losses) on Investments, Net	594	42,970	1,624	4,364	28,576	44,433

Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,258)	(49,183)	(4,796)	(24,926)	(34,445)	(22,991)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(664)	(6,213)	(3,172)	(20,562)	(5,869)	21,442

Net Increase (Decrease) in Net Assets From Operations	$(592)	$(5,892)	$(3,200)	$(22,242)	$(7,726)	$14,366

See accompanying notes to financial statements

17	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations

For the year ended December 31, 2015

(In thousands)

	BlackRock Equity Dividend V.I. Fund	BlackRock Global Allocation V.I. Fund	ClearBridge Variable Aggressive Growth Portfolio	Columbia Variable Portfolio – Select Smaller- Cap Value Fund	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$15	$18,267	$2	$—	$—	$482

Expenses:
Mortality and Expense Risk Charges	3	32,454	6	1,026	16	1,271

Investment Income (Loss), Net	12	(14,187)	(4)	(1,026)	(16)	(789)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	60	102,596	207	—	144	6,552
Realized Gains (Losses) on Sales of Investments, Net	7	5,825	4	3,931	33	3,381

Realized Gains (Losses) on Investments, Net	67	108,421	211	3,931	177	9,933

Net Change in Unrealized Appreciation (Depreciation) on Investments	(95)	(139,915)	(297)	(5,116)	(87)	(9,277)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(28)	(31,494)	(86)	(1,185)	90	656

Net Increase (Decrease) in Net Assets From Operations	$(16)	$(45,681)	$(90)	$(2,211)	$74	$(133)

	Davis VA Real Estate Portfolio	Davis VA Value Portfolio	Dreyfus VIF Appreciation Portfolio	Eaton Vance VT Floating- Rate Income Fund	Fidelity VIP Emerging Markets Portfolio	Fidelity VIP FundsManager 50% Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$7	$390	$4	$194	$4	$276

Expenses:
Mortality and Expense Risk Charges	7	978	1	17	3	523

Investment Income (Loss), Net	—	(588)	3	177	1	(247)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	7,531	15	—	—	991
Realized Gains (Losses) on Sales of Investments, Net	4	452	(2)	(134)	(20)	937

Realized Gains (Losses) on Investments, Net	4	7,983	13	(134)	(20)	1,928

Net Change in Unrealized Appreciation (Depreciation) on Investments	(4)	(7,468)	(26)	(84)	(124)	(2,231)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	—	515	(13)	(218)	(144)	(303)

Net Increase (Decrease) in Net Assets From Operations	$—	$(73)	$(10)	$(41)	$(143)	$(550)

See accompanying notes to financial statements

18	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations

For the year ended December 31, 2015

(In thousands)

	Fidelity VIP FundsManager 60% Portfolio	Fidelity VIP Mid Cap Portfolio	Fidelity VIP Strategic Income Portfolio	Franklin Founding Funds Allocation VIP Fund	Franklin Global Real Estate VIP Fund	Franklin Growth and Income VIP Fund
Investment Income:
Dividends Reinvested in Fund Shares	$1,000	$2	$34	$4,160	$3,427	$7,188

Expenses:
Mortality and Expense Risk Charges	1,850	2	4	3,189	1,955	3,322

Investment Income (Loss), Net	(850)	—	30	971	1,472	3,866

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	6,743	67	3	227	—	4,619
Realized Gains (Losses) on Sales of Investments, Net	809	(29)	(15)	534	(2,322)	4,690

Realized Gains (Losses) on Investments, Net	7,552	38	(12)	761	(2,322)	9,309

Net Change in Unrealized Appreciation (Depreciation) on Investments	(8,758)	(78)	(57)	(13,270)	(332)	(18,031)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(1,206)	(40)	(69)	(12,509)	(2,654)	(8,722)

Net Increase (Decrease) in Net Assets From Operations	$(2,056)	$(40)	$(39)	$(11,538)	$(1,182)	$(4,856)

	Franklin High Income VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Mutual Shares VIP Fund	Franklin Rising Dividends VIP Fund	Franklin Small Cap Value VIP Fund
Investment Income:
Dividends Reinvested in Fund Shares	$16,122	$65,136	$485	$17,532	$4,041	$373

Expenses:
Mortality and Expense Risk Charges	4,289	23,946	2,475	11,087	4,671	1,102

Investment Income (Loss), Net	11,833	41,190	(1,990)	6,445	(630)	(729)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	34,178	38,163	27,876	8,055
Realized Gains (Losses) on Sales of Investments, Net	(3,303)	534	5,644	28,345	14,543	2,582

Realized Gains (Losses) on Investments, Net	(3,303)	534	39,822	66,508	42,419	10,637

Net Change in Unrealized Appreciation (Depreciation) on Investments	(33,057)	(163,550)	(32,480)	(110,200)	(56,027)	(14,958)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(36,360)	(163,016)	7,342	(43,692)	(13,608)	(4,321)

Net Increase (Decrease) in Net Assets From Operations	$(24,527)	$(121,826)	$5,352	$(37,247)	$(14,238)	$(5,050)

See accompanying notes to financial statements

19	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations

For the year ended December 31, 2015

(In thousands)

	Franklin Small-Mid Cap Growth VIP Fund	Franklin Strategic Income VIP Fund	Franklin U.S. Government Securities VIP Fund	Invesco V.I. American Franchise Fund	Invesco V.I. American Value Fund	Invesco V.I. Balanced- Risk Allocation Fund
Investment Income:
Dividends Reinvested in Fund Shares	$—	$86	$8,929	$—	$—	$51

Expenses:
Mortality and Expense Risk Charges	2,144	4	6,326	75	1	4

Investment Income (Loss), Net	(2,144)	82	2,603	(75)	(1)	47

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	28,161	23	—	24	69	115
Realized Gains (Losses) on Sales of Investments, Net	1,100	(24)	(2,562)	295	(11)	(26)

Realized Gains (Losses) on Investments, Net	29,261	(1)	(2,562)	319	58	89

Net Change in Unrealized Appreciation (Depreciation) on Investments	(31,397)	(141)	(4,497)	(93)	(122)	(196)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(2,136)	(142)	(7,059)	226	(64)	(107)

Net Increase (Decrease) in Net Assets From Operations	$(4,280)	$(60)	$(4,456)	$151	$(65)	$(60)

	Invesco V.I. Core Equity Fund	Invesco V.I. Growth and Income Fund	Invesco V.I. International Growth Fund	Ivy Funds VIP Asset Strategy Portfolio	Ivy Funds VIP Energy Portfolio	Ivy Funds VIP Global Natural Resources Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$20	$8	$8	$11	$—	$—

Expenses:
Mortality and Expense Risk Charges	32	5	9	9	2	1

Investment Income (Loss), Net	(12)	3	(1)	2	(2)	(1)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	186	42	—	546	3	—
Realized Gains (Losses) on Sales of Investments, Net	113	8	58	(269)	(130)	(43)

Realized Gains (Losses) on Investments, Net	299	50	58	277	(127)	(43)

Net Change in Unrealized Appreciation (Depreciation) on Investments	(419)	(65)	(75)	(514)	(38)	19

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(120)	(15)	(17)	(237)	(165)	(24)

Net Increase (Decrease) in Net Assets From Operations	$(132)	$(12)	$(18)	$(235)	$(167)	$(25)

See accompanying notes to financial statements

20	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations

For the year ended December 31, 2015

(In thousands)

	Ivy Funds VIP Growth Portfolio	Ivy Funds VIP Mid Cap Growth Portfolio	Ivy Funds VIP Science and Technology Portfolio	Jennison Portfolio	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$—	$—	$—	$—	$190	$1

Expenses:
Mortality and Expense Risk Charges	1	2	5	241	95	2

Investment Income (Loss), Net	(1)	(2)	(5)	(241)	95	(1)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	29	48	93	—	—	5
Realized Gains (Losses) on Sales of Investments, Net	(1)	12	—	1,074	(15)	12

Realized Gains (Losses) on Investments, Net	28	60	93	1,074	(15)	17

Net Change in Unrealized Appreciation (Depreciation) on Investments	(10)	(91)	(165)	166	(170)	(16)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	18	(31)	(72)	1,240	(185)	1

Net Increase (Decrease) in Net Assets From Operations	$17	$(33)	$(77)	$999	$(90)	$—

	Lazard Retirement International Equity Portfolio	Lazard Retirement U.S. Small- Mid Cap Equity Portfolio	MFS VIT II International Value Portfolio	MFS VIT Total Return Bond Portfolio	MFS VIT Utilities Portfolio	Oppenheimer Global Fund/ VA
Investment Income:
Dividends Reinvested in Fund Shares	$8	$—	$35	$523	$34	$834

Expenses:
Mortality and Expense Risk Charges	2	2	6	234	2	1,273

Investment Income (Loss), Net	6	(2)	29	289	32	(439)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	8	52	20	—	60	4,159
Realized Gains (Losses) on Sales of Investments, Net	(3)	(2)	21	(25)	(92)	3,936

Realized Gains (Losses) on Investments, Net	5	50	41	(25)	(32)	8,095

Net Change in Unrealized Appreciation (Depreciation) on Investments	(22)	(66)	20	(633)	(107)	(6,001)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(17)	(16)	61	(658)	(139)	2,094

Net Increase (Decrease) in Net Assets From Operations	$(11)	$(18)	$90	$(369)	$(107)	$1,655

See accompanying notes to financial statements

21	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations

For the year ended December 31, 2015

(In thousands)

	Oppenheimer Global Multi- Alternatives Fund/VA	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer International Growth Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO VIT All Asset Portfolio	PIMCO VIT Commodity RealReturn Strategy Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$—	$270	$13	$503	$14,672	$3,502

Expenses:
Mortality and Expense Risk Charges	—	85	5	1,065	8,128	1,590

Investment Income (Loss), Net	—	185	8	(562)	6,544	1,912

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	100	8,214	—	—
Realized Gains (Losses) on Sales of Investments, Net	(1)	(125)	(15)	3,439	(11,585)	(14,112)

Realized Gains (Losses) on Investments, Net	(1)	(125)	85	11,653	(11,585)	(14,112)

Net Change in Unrealized Appreciation (Depreciation) on Investments	(1)	(228)	(88)	(10,334)	(43,017)	(10,591)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(2)	(353)	(3)	1,319	(54,602)	(24,703)

Net Increase (Decrease) in Net Assets From Operations	$(2)	$(168)	$5	$757	$(48,058)	$(22,791)

	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Advantage Strategy Bond Portfolio	PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Dividend Portfolio	PIMCO VIT Global Multi- Asset Managed Allocation Portfolio	PIMCO VIT Global Multi- Asset Managed Volatility Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$8,659	$1,722	$1,668	$18,467	$3,696	$1,206

Expenses:
Mortality and Expense Risk Charges	2,922	1,358	1,716	7,348	3,778	1,258

Investment Income (Loss), Net	5,737	364	(48)	11,119	(82)	(52)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	819	—	—	33,051	—	—
Realized Gains (Losses) on Sales of Investments, Net	(3,176)	(1,115)	(3,535)	15,292	(2,304)	(78)

Realized Gains (Losses) on Investments, Net	(2,357)	(1,115)	(3,535)	48,343	(2,304)	(78)

Net Change in Unrealized Appreciation (Depreciation) on Investments	(10,038)	(5,110)	(1,893)	(95,888)	(1,589)	(2,335)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(12,395)	(6,225)	(5,428)	(47,545)	(3,893)	(2,413)

Net Increase (Decrease) in Net Assets From Operations	$(6,658)	$(5,861)	$(5,476)	$(36,426)	$(3,975)	$(2,465)

See accompanying notes to financial statements

22	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations

For the year ended December 31, 2015

(In thousands)

	PIMCO VIT High Yield Portfolio	PIMCO VIT Low Duration Portfolio	PIMCO VIT Real Return Portfolio	PIMCO VIT Total Return Portfolio	PIMCO VIT Unconstrained Bond Portfolio	QS Legg Mason Dynamic Multi- Strategy VIT Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$37,629	$77	$17,942	$57,485	$7,718	$2

Expenses:
Mortality and Expense Risk Charges	11,840	7	7,954	20,692	3,530	1

Investment Income (Loss), Net	25,789	70	9,988	36,793	4,188	1

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	10,694	—	—	11,980	56	4
Realized Gains (Losses) on Sales of Investments, Net	(2,568)	(12)	(5,597)	(270)	107	6

Realized Gains (Losses) on Investments, Net	8,126	(12)	(5,597)	11,710	163	10

Net Change in Unrealized Appreciation (Depreciation) on Investments	(56,922)	(56)	(23,967)	(63,543)	(11,713)	(29)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(48,796)	(68)	(29,564)	(51,833)	(11,550)	(19)

Net Increase (Decrease) in Net Assets From Operations	$(23,007)	$2	$(19,576)	$(15,040)	$(7,362)	$(18)

	RCM Dynamic Multi-Asset Plus VIT Portfolio (A)	SP International Growth Portfolio	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Income Portfolio	T. Rowe Price Health Sciences Portfolio	Templeton Foreign VIP Fund
Investment Income:
Dividends Reinvested in Fund Shares	$—	$—	$—	$26	$—	$4,807

Expenses:
Mortality and Expense Risk Charges	27	129	8	5	7	2,375

Investment Income (Loss), Net	(27)	(129)	(8)	21	(7)	2,432

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	32	167	4,661
Realized Gains (Losses) on Sales of Investments, Net	—	49	139	56	172	751

Realized Gains (Losses) on Investments, Net	—	49	139	88	339	5,412

Net Change in Unrealized Appreciation (Depreciation) on Investments	(119)	135	113	(242)	(83)	(18,234)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(119)	184	252	(154)	256	(12,822)

Net Increase (Decrease) in Net Assets From Operations	$(146)	$55	$244	$(133)	$249	$(10,390)

See accompanying notes to financial statements

23	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations

For the year ended December 31, 2015

(In thousands)

	Templeton Global Bond VIP Fund	Templeton Growth VIP Fund	Total All Funds
Investment Income:
Dividends Reinvested in Fund Shares	$67,887	$10,766	$606,265

Expenses:
Mortality and Expense Risk Charges	14,105	7,459	499,847

Investment Income (Loss), Net	53,782	3,307	106,418

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	4,405	—	995,385
Realized Gains (Losses) on Sales of Investments, Net	(10,879)	12,746	538,603

Realized Gains (Losses) on Investments, Net	(6,474)	12,746	1,533,988

Net Change in Unrealized Appreciation (Depreciation) on Investments	(98,900)	(47,924)	(2,686,618)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(105,374)	(35,178)	(1,152,630)

Net Increase (Decrease) in Net Assets From Operations	$(51,592)	$(31,871)	$(1,046,212)

(A)	Period from April 27, 2015 (fund commencement) to December 31, 2015

See accompanying notes to financial statements

24

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the years ended December 31, 2015 and 2014

(In thousands)

	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(30)	$(30)	$(46)	$(41)	$(44)	$(47)
Realized Gains (Losses) on Investments, Net	316	389	351	556	45	30
Net Change in Unrealized Appreciation (Depreciation) on Investments	(183)	(111)	(282)	(235)	(69)	185

Net Increase (Decrease) in Net Assets From Operations	103	248	23	280	(68)	168

Contract Transactions-All Products
Purchase Payments	1	2	—	—	—	—
Transfers Between Funds or (to) from General Account	(96)	(102)	(165)	(196)	(18)	(37)
Surrenders and Terminations	(284)	(82)	(321)	(129)	(266)	(346)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	(1)	(1)	(1)	(1)	(1)	(1)
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(380)	(183)	(487)	(326)	(285)	(384)

Increase (Decrease) in Net Assets	(277)	65	(464)	(46)	(353)	(216)
Net Assets at Beginning of Period	2,240	2,175	3,154	3,200	2,691	2,907

Net Assets at End of Period	$1,963	$2,240	$2,690	$3,154	$2,338	$2,691

	Alger American SmallCap Growth Portfolio		Allianz NFJ Dividend Value VIT Portfolio		AZL Balanced Index Strategy Fund
	2015	2014	2015	2014 (C)	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(7)	$(7)	$7	$(9)	$(3,534)	$(1,888)
Realized Gains (Losses) on Investments, Net	103	44	176	4	19,489	16,142
Net Change in Unrealized Appreciation (Depreciation) on Investments	(113)	(43)	(455)	39	(23,773)	1,470

Net Increase (Decrease) in Net Assets From Operations	(17)	(6)	(272)	34	(7,818)	15,724

Contract Transactions-All Products
Purchase Payments	—	—	209	842	2,380	3,445
Transfers Between Funds or (to) from General Account	—	(9)	651	1,425	35,452	29,188
Surrenders and Terminations	(62)	(25)	(213)	(9)	(30,808)	(22,228)
Rescissions	—	—	—	—	(71)	(5)
Bonus (Recapture)	—	—	3	2	8	28
Contract Maintenance Charge	—	—	—	—	(78)	(75)
Rider charge	—	—	(27)	(6)	(2,822)	(2,631)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(62)	(34)	623	2,254	4,061	7,722

Increase (Decrease) in Net Assets	(79)	(40)	351	2,288	(3,757)	23,446
Net Assets at Beginning of Period	405	445	2,288	—	405,308	381,862

Net Assets at End of Period	$326	$405	$2,639	$2,288	$401,551	$405,308

See accompanying notes to financial statements

25	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the years ended December 31, 2015 and 2014

(In thousands)

	AZL BlackRock Capital Appreciation Fund		AZL Boston Company Research Growth Fund		AZL DFA Multi-Strategy Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(8,621)	$(9,157)	$(3,886)	$(4,294)	$(8,078)	$(7,930)
Realized Gains (Losses) on Investments, Net	117,979	78,574	41,754	29,172	73,485	44,737
Net Change in Unrealized Appreciation (Depreciation) on Investments	(90,581)	(39,133)	(30,680)	(11,278)	(92,992)	19,178

Net Increase (Decrease) in Net Assets From Operations	18,777	30,284	7,188	13,600	(27,585)	55,985

Contract Transactions-All Products
Purchase Payments	4,113	9,045	2,774	4,181	9,170	15,348
Transfers Between Funds or (to) from General Account	(38,199)	(23,670)	(12,633)	(3,699)	(32,487)	78,214
Surrenders and Terminations	(45,284)	(44,574)	(22,813)	(27,059)	(88,027)	(62,631)
Rescissions	(43)	(310)	(23)	(4)	(32)	(232)
Bonus (Recapture)	48	36	22	44	32	74
Contract Maintenance Charge	(95)	(99)	(43)	(51)	(215)	(214)
Rider charge	(1,321)	(1,352)	(440)	(421)	(13,014)	(12,178)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(80,781)	(60,924)	(33,156)	(27,009)	(124,573)	18,381

Increase (Decrease) in Net Assets	(62,004)	(30,640)	(25,968)	(13,409)	(152,158)	74,366
Net Assets at Beginning of Period	461,779	492,419	227,676	241,085	1,293,924	1,219,558

Net Assets at End of Period	$399,775	$461,779	$201,708	$227,676	$1,141,766	$1,293,924

	AZL Enhanced Bond Index Fund		AZL Federated Clover Small Value Fund		AZL Franklin Templeton Founding Strategy Plus Fund
	2015	2014 (C)	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$62	$—	$(3,264)	$(3,973)	$9,942	$(1,108)
Realized Gains (Losses) on Investments, Net	77	1	45,979	55,048	18,844	22,620
Net Change in Unrealized Appreciation (Depreciation) on Investments	(247)	11	(63,490)	(35,346)	(59,699)	(19,729)

Net Increase (Decrease) in Net Assets From Operations	(108)	12	(20,775)	15,729	(30,913)	1,783

Contract Transactions-All Products
Purchase Payments	3,320	1,167	719	1,240	5,102	6,498
Transfers Between Funds or (to) from General Account	4,957	746	(19,340)	(22,194)	(8,054)	15,308
Surrenders and Terminations	(261)	(9)	(32,424)	(34,978)	(30,626)	(23,296)
Rescissions	(6)	(2)	(2)	(256)	(65)	(600)
Bonus (Recapture)	33	12	7	9	29	50
Contract Maintenance Charge	—	—	(53)	(66)	(95)	(99)
Rider charge	(63)	(3)	(243)	(325)	(5,241)	(5,412)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	7,980	1,911	(51,336)	(56,570)	(38,950)	(7,551)

Increase (Decrease) in Net Assets	7,872	1,923	(72,111)	(40,841)	(69,863)	(5,768)
Net Assets at Beginning of Period	1,923	—	296,160	337,001	470,908	476,676

Net Assets at End of Period	$9,795	$1,923	$224,049	$296,160	$401,045	$470,908

See accompanying notes to financial statements

26	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the years ended December 31, 2015 and 2014

(In thousands)

	AZL Gateway Fund		AZL International Index Fund		AZL Invesco Equity and Income Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(569)	$(523)	$1,961	$37	$1,209	$(9,312)
Realized Gains (Losses) on Investments, Net	1,686	1,617	1,623	2,624	60,785	50,988
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,006)	(342)	(6,231)	(9,455)	(96,487)	6,679

Net Increase (Decrease) in Net Assets From Operations	111	752	(2,647)	(6,794)	(34,493)	48,355

Contract Transactions-All Products
Purchase Payments	945	1,473	3,896	5,426	5,422	7,733
Transfers Between Funds or (to) from General Account	1,421	2,307	7,020	2,314	12,392	81,625
Surrenders and Terminations	(5,148)	(4,512)	(6,131)	(5,238)	(62,801)	(55,164)
Rescissions	—	(5)	(42)	(442)	(84)	(13)
Bonus (Recapture)	5	6	6	19	33	64
Contract Maintenance Charge	(13)	(13)	(16)	(16)	(149)	(143)
Rider charge	(753)	(722)	(501)	(487)	(6,195)	(5,575)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(3,543)	(1,466)	4,232	1,576	(51,382)	28,527

Increase (Decrease) in Net Assets	(3,432)	(714)	1,585	(5,218)	(85,875)	76,882
Net Assets at Beginning of Period	81,620	82,334	79,458	84,676	828,241	751,359

Net Assets at End of Period	$78,188	$81,620	$81,043	$79,458	$742,366	$828,241

	AZL Invesco Growth and Income Fund		AZL Invesco International Equity Fund		AZL JPMorgan International Opportunities Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$2,389	$(2,646)	$(1,425)	$(1,846)	$843	$(2,432)
Realized Gains (Losses) on Investments, Net	35,627	25,248	26,248	13,433	11,379	10,036
Net Change in Unrealized Appreciation (Depreciation) on Investments	(50,112)	(2,624)	(37,598)	(16,720)	(14,478)	(38,630)

Net Increase (Decrease) in Net Assets From Operations	(12,096)	19,978	(12,775)	(5,133)	(2,256)	(31,026)

Contract Transactions-All Products
Purchase Payments	2,976	6,128	2,392	4,851	2,436	3,371
Transfers Between Funds or (to) from General Account	(13,359)	(3,917)	(868)	(3,668)	(11,506)	(382)
Surrenders and Terminations	(26,041)	(29,025)	(28,914)	(31,698)	(31,737)	(37,938)
Rescissions	(14)	(55)	(26)	(47)	(22)	(10)
Bonus (Recapture)	11	28	10	38	22	14
Contract Maintenance Charge	(52)	(56)	(55)	(62)	(61)	(69)
Rider charge	(477)	(486)	(496)	(457)	(373)	(351)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(36,956)	(27,383)	(27,957)	(31,043)	(41,241)	(35,365)

Increase (Decrease) in Net Assets	(49,052)	(7,405)	(40,732)	(36,176)	(43,497)	(66,391)
Net Assets at Beginning of Period	262,285	269,690	283,111	319,287	289,859	356,250

Net Assets at End of Period	$213,233	$262,285	$242,379	$283,111	$246,362	$289,859

See accompanying notes to financial statements

27	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the years ended December 31, 2015 and 2014

(In thousands)

	AZL JPMorgan U.S. Equity Fund		AZL MetWest Total Return Bond Fund		AZL MFS Investors Trust Fund
	2015	2014	2015 (A)	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(2,115)	$(3,025)	$(56)	$—	$(3,070)	$(3,517)
Realized Gains (Losses) on Investments, Net	19,886	17,150	12	—	50,775	25,842
Net Change in Unrealized Appreciation (Depreciation) on Investments	(22,239)	12,592	(51)	—	(52,493)	(1,224)

Net Increase (Decrease) in Net Assets From Operations	(4,468)	26,717	(95)	—	(4,788)	21,101

Contract Transactions-All Products
Purchase Payments	2,286	4,210	2,366	—	1,184	2,656
Transfers Between Funds or (to) from General Account	(9,678)	10,058	7,336	—	(16,814)	(11,147)
Surrenders and Terminations	(26,684)	(27,816)	(77)	—	(29,547)	(27,094)
Rescissions	(1)	(45)	(30)	—	(1)	(41)
Bonus (Recapture)	49	55	10	—	17	24
Contract Maintenance Charge	(48)	(49)	—	—	(47)	(50)
Rider charge	(435)	(377)	(42)	—	(282)	(279)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(34,511)	(13,964)	9,563	—	(45,490)	(35,931)

Increase (Decrease) in Net Assets	(38,979)	12,753	9,468	—	(50,278)	(14,830)
Net Assets at Beginning of Period	249,235	236,482	—	—	262,038	276,868

Net Assets at End of Period	$210,256	$249,235	$9,468	$—	$211,760	$262,038

	AZL MFS Mid Cap Value Fund		AZL MFS Value Fund		AZL Mid Cap Index Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(1,661)	$(2,168)	$431	$(2,168)	$(1,048)	$(1,705)
Realized Gains (Losses) on Investments, Net	42,831	16,830	16,413	15,715	16,625	13,889
Net Change in Unrealized Appreciation (Depreciation) on Investments	(46,372)	(2,898)	(25,253)	12,345	(22,634)	(1,580)

Net Increase (Decrease) in Net Assets From Operations	(5,202)	11,764	(8,409)	25,892	(7,057)	10,604

Contract Transactions-All Products
Purchase Payments	2,474	4,377	2,168	5,101	7,140	10,437
Transfers Between Funds or (to) from General Account	(12,665)	(1,253)	(10,953)	(5,869)	2,663	(4,508)
Surrenders and Terminations	(10,003)	(10,840)	(37,499)	(41,643)	(12,104)	(10,603)
Rescissions	(85)	—	(4)	(57)	(31)	(14)
Bonus (Recapture)	14	41	10	30	66	60
Contract Maintenance Charge	(25)	(27)	(69)	(75)	(29)	(29)
Rider charge	(643)	(658)	(468)	(458)	(886)	(820)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(20,933)	(8,360)	(46,815)	(42,971)	(3,181)	(5,477)

Increase (Decrease) in Net Assets	(26,135)	3,404	(55,224)	(17,079)	(10,238)	5,127
Net Assets at Beginning of Period	143,173	139,769	332,017	349,096	158,052	152,925

Net Assets at End of Period	$117,038	$143,173	$276,793	$332,017	$147,814	$158,052

See accompanying notes to financial statements

28	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the years ended December 31, 2015 and 2014

(In thousands)

	AZL Money Market Fund		AZL Morgan Stanley Global Real Estate Fund		AZL Multi-Manager Mid Cap Growth Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(11,507)	$(12,762)	$1,187	$(898)	$(6,999)	$(8,182)
Realized Gains (Losses) on Investments, Net	46	54	3,764	3,879	63,124	58,611
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	(7,308)	5,695	(82,726)	(56,189)

Net Increase (Decrease) in Net Assets From Operations	(11,461)	(12,708)	(2,357)	8,676	(26,601)	(5,760)

Contract Transactions-All Products
Purchase Payments	488,577	239,633	515	847	1,503	5,528
Transfers Between Funds or (to) from General Account	(305,660)	(144,852)	(5,069)	(2,095)	(11,377)	(14,485)
Surrenders and Terminations	(163,309)	(180,138)	(8,088)	(8,448)	(37,000)	(39,405)
Rescissions	(3,985)	(3,781)	(26)	(20)	(1)	(299)
Bonus (Recapture)	1,645	1,657	1	1	16	34
Contract Maintenance Charge	(205)	(219)	(14)	(15)	(71)	(85)
Rider charge	(2,930)	(2,972)	(55)	(76)	(702)	(723)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	14,133	(90,672)	(12,736)	(9,806)	(47,632)	(49,435)

Increase (Decrease) in Net Assets	2,672	(103,380)	(15,093)	(1,130)	(74,233)	(55,195)
Net Assets at Beginning of Period	658,723	762,103	79,181	80,311	373,183	428,378

Net Assets at End of Period	$661,395	$658,723	$64,088	$79,181	$298,950	$373,183

	AZL MVP Balanced Index Strategy Fund		AZL MVP BlackRock Global Allocation Fund		AZL MVP DFA Multi-Strategy Fund
	2015	2014	2015	2014	2015 (A)	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(1,385)	$(785)	$(2,449)	$(9,910)	$(125)	$—
Realized Gains (Losses) on Investments, Net	4,706	3,503	18,910	9,122	(8)	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(7,526)	4,318	(39,049)	3,905	(441)	—

Net Increase (Decrease) in Net Assets From Operations	(4,205)	7,036	(22,588)	3,117	(574)	—

Contract Transactions-All Products
Purchase Payments	35,412	42,241	73,259	133,003	10,406	—
Transfers Between Funds or (to) from General Account	17,861	2,317	(20,253)	(1,267)	16,096	—
Surrenders and Terminations	(7,254)	(3,803)	(17,625)	(13,863)	(404)	—
Rescissions	(200)	(565)	(280)	(1,339)	(41)	—
Bonus (Recapture)	157	362	515	931	52	—
Contract Maintenance Charge	(41)	(34)	(148)	(125)	(1)	—
Rider charge	(2,685)	(1,977)	(10,103)	(8,592)	(105)	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	43,250	38,541	25,365	108,748	26,003	—

Increase (Decrease) in Net Assets	39,045	45,577	2,777	111,865	25,429	—
Net Assets at Beginning of Period	184,352	138,775	732,907	621,042	—	—

Net Assets at End of Period	$223,397	$184,352	$735,684	$732,907	$25,429	$—

See accompanying notes to financial statements

29	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the years ended December 31, 2015 and 2014

(In thousands)

	AZL MVP Franklin Templeton Founding Strategy Plus Fund		AZL MVP Fusion Balanced Fund		AZL MVP Fusion Conservative Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$6	$(1,218)	$(5,847)	$(5,627)	$(958)	$(766)
Realized Gains (Losses) on Investments, Net	6,468	4,056	71,220	26,481	11,776	11,832
Net Change in Unrealized Appreciation (Depreciation) on Investments	(28,160)	(2,197)	(104,715)	10,584	(16,757)	(3,889)

Net Increase (Decrease) in Net Assets From Operations	(21,686)	641	(39,342)	31,438	(5,939)	7,177

Contract Transactions-All Products
Purchase Payments	35,516	76,339	31,307	39,061	9,079	15,163
Transfers Between Funds or (to) from General Account	1,243	7,179	(11,118)	2,672	16,685	1,544
Surrenders and Terminations	(6,716)	(4,152)	(80,929)	(75,928)	(20,086)	(19,625)
Rescissions	(137)	(1,024)	(159)	(670)	(412)	(977)
Bonus (Recapture)	269	582	346	383	42	198
Contract Maintenance Charge	(53)	(38)	(250)	(251)	(48)	(45)
Rider charge	(3,519)	(2,795)	(8,958)	(8,395)	(2,513)	(2,321)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	26,603	76,091	(69,761)	(43,128)	2,747	(6,063)

Increase (Decrease) in Net Assets	4,917	76,732	(109,103)	(11,690)	(3,192)	1,114
Net Assets at Beginning of Period	267,848	191,116	1,177,036	1,188,726	245,047	243,933

Net Assets at End of Period	$272,765	$267,848	$1,067,933	$1,177,036	$241,855	$245,047

	AZL MVP Fusion Growth Fund		AZL MVP Fusion Moderate Fund		AZL MVP Growth Index Strategy Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(7,460)	$(7,824)	$(12,706)	$(13,088)	$(6,765)	$(5,702)
Realized Gains (Losses) on Investments, Net	24,669	27,190	145,718	65,974	17,398	12,255
Net Change in Unrealized Appreciation (Depreciation) on Investments	(49,309)	(1,769)	(222,116)	5,820	(41,985)	34,331

Net Increase (Decrease) in Net Assets From Operations	(32,100)	17,597	(89,104)	58,706	(31,352)	40,884

Contract Transactions-All Products
Purchase Payments	4,500	7,221	70,657	111,566	179,310	240,453
Transfers Between Funds or (to) from General Account	(31,057)	(10,224)	(72,222)	(53,073)	128,446	44,665
Surrenders and Terminations	(70,114)	(85,858)	(145,790)	(146,182)	(24,221)	(15,647)
Rescissions	(7)	(67)	(160)	(868)	(588)	(3,041)
Bonus (Recapture)	26	32	341	788	840	1,395
Contract Maintenance Charge	(177)	(193)	(517)	(527)	(192)	(135)
Rider charge	(378)	(386)	(23,353)	(21,943)	(14,408)	(10,100)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(97,207)	(89,475)	(171,044)	(110,239)	269,187	257,590

Increase (Decrease) in Net Assets	(129,307)	(71,878)	(260,148)	(51,533)	237,835	298,474
Net Assets at Beginning of Period	820,405	892,283	2,470,502	2,522,035	980,919	682,445

Net Assets at End of Period	$691,098	$820,405	$2,210,354	$2,470,502	$1,218,754	$980,919

See accompanying notes to financial statements

30	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the years ended December 31, 2015 and 2014

(In thousands)

	AZL MVP Invesco Equity and Income Fund		AZL MVP T. Rowe Price Capital Appreciation Fund		AZL NFJ International Value Fund
	2015	2014	2015	2014 (B)	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(4,384)	$(3,916)	$(6,753)	$(1,440)	$45	$15
Realized Gains (Losses) on Investments, Net	15,851	4,969	528	15,286	(65)	25
Net Change in Unrealized Appreciation (Depreciation) on Investments	(33,092)	22,673	12,924	(2,707)	(342)	(126)

Net Increase (Decrease) in Net Assets From Operations	(21,625)	23,726	6,699	11,139	(362)	(86)

Contract Transactions-All Products
Purchase Payments	73,929	108,525	139,694	90,404	570	676
Transfers Between Funds or (to) from General Account	4,505	23,135	208,259	163,328	827	269
Surrenders and Terminations	(9,367)	(6,377)	(13,262)	(2,003)	(93)	(20)
Rescissions	(465)	(1,237)	(767)	(389)	(7)	—
Bonus (Recapture)	480	910	787	612	1	1
Contract Maintenance Charge	(79)	(56)	(62)	(11)	—	—
Rider charge	(5,829)	(4,247)	(6,272)	(1,424)	(11)	(1)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	63,174	120,653	328,377	250,517	1,287	925

Increase (Decrease) in Net Assets	41,549	144,379	335,076	261,656	925	839
Net Assets at Beginning of Period	419,756	275,377	261,656	—	1,192	353

Net Assets at End of Period	$461,305	$419,756	$596,732	$261,656	$2,117	$1,192

	AZL Oppenheimer Discovery Fund		AZL Pyramis Total Bond Fund		AZL Russell 1000 Growth Index Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(3,300)	$(3,648)	$127	$20	$19	$31
Realized Gains (Losses) on Investments, Net	29,763	19,877	28	80	1,949	606
Net Change in Unrealized Appreciation (Depreciation) on Investments	(25,105)	(26,145)	(1,390)	456	(1,653)	(57)

Net Increase (Decrease) in Net Assets From Operations	1,358	(9,916)	(1,235)	556	315	580

Contract Transactions-All Products
Purchase Payments	764	1,799	3,324	3,828	2,677	2,436
Transfers Between Funds or (to) from General Account	(13,248)	(10,302)	8,654	20,097	5,255	1,354
Surrenders and Terminations	(18,450)	(18,246)	(2,282)	(867)	(927)	(116)
Rescissions	(23)	(28)	(116)	(37)	(31)	(12)
Bonus (Recapture)	7	12	29	46	20	5
Contract Maintenance Charge	(32)	(35)	(6)	(3)	(1)	—
Rider charge	(139)	(160)	(480)	(254)	(83)	(21)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(31,121)	(26,960)	9,123	22,810	6,910	3,646

Increase (Decrease) in Net Assets	(29,763)	(36,876)	7,888	23,366	7,225	4,226
Net Assets at Beginning of Period	165,488	202,364	34,914	11,548	7,763	3,537

Net Assets at End of Period	$135,725	$165,488	$42,802	$34,914	$14,988	$7,763

See accompanying notes to financial statements

31	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the years ended December 31, 2015 and 2014

(In thousands)

	AZL Russell 1000 Value Index Fund		AZL S&P 500 Index Fund		AZL Schroder Emerging Markets Equity Fund CL 1
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$72	$56	$321	$(4,154)	$(28)	$(158)
Realized Gains (Losses) on Investments, Net	594	593	42,970	44,702	1,624	1,727
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,258)	(130)	(49,183)	20,220	(4,796)	(3,227)

Net Increase (Decrease) in Net Assets From Operations	(592)	519	(5,892)	60,768	(3,200)	(1,658)

Contract Transactions-All Products
Purchase Payments	2,454	1,649	13,394	16,217	74	79
Transfers Between Funds or (to) from General Account	1,224	3,583	(14,621)	1,030	(361)	(964)
Surrenders and Terminations	(784)	(125)	(52,076)	(57,101)	(1,735)	(2,777)
Rescissions	(28)	—	(288)	(68)	—	—
Bonus (Recapture)	7	11	65	100	—	—
Contract Maintenance Charge	(1)	—	(114)	(118)	(11)	(12)
Rider charge	(65)	(21)	(1,636)	(1,504)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	2,807	5,097	(55,276)	(41,444)	(2,033)	(3,674)

Increase (Decrease) in Net Assets	2,215	5,616	(61,168)	19,324	(5,233)	(5,332)
Net Assets at Beginning of Period	8,628	3,012	601,514	582,190	24,258	29,590

Net Assets at End of Period	$10,843	$8,628	$540,346	$601,514	$19,025	$24,258

	AZL Schroder Emerging Markets Equity Fund CL 2		AZL Small Cap Stock Index Fund		AZL T. Rowe Price Capital Appreciation Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(1,680)	$(2,857)	$(1,857)	$(2,971)	$(7,076)	$(8,201)
Realized Gains (Losses) on Investments, Net	4,364	3,008	28,576	30,303	44,433	79,694
Net Change in Unrealized Appreciation (Depreciation) on Investments	(24,926)	(13,527)	(34,445)	(21,901)	(22,991)	(26,837)

Net Increase (Decrease) in Net Assets From Operations	(22,242)	(13,376)	(7,726)	5,431	14,366	44,656

Contract Transactions-All Products
Purchase Payments	290	778	1,588	2,567	7,989	6,949
Transfers Between Funds or (to) from General Account	(6,749)	(6,125)	(8,159)	(15,187)	40,520	3,251
Surrenders and Terminations	(16,504)	(20,009)	(21,480)	(23,749)	(58,258)	(58,923)
Rescissions	—	(40)	(44)	(60)	(39)	(265)
Bonus (Recapture)	2	1	12	18	57	79
Contract Maintenance Charge	(35)	(42)	(35)	(40)	(108)	(112)
Rider charge	(139)	(199)	(198)	(238)	(773)	(713)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(23,135)	(25,636)	(28,316)	(36,689)	(10,612)	(49,734)

Increase (Decrease) in Net Assets	(45,377)	(39,012)	(36,042)	(31,258)	3,754	(5,078)
Net Assets at Beginning of Period	168,550	207,562	203,055	234,313	492,424	497,502

Net Assets at End of Period	$123,173	$168,550	$167,013	$203,055	$496,178	$492,424

See accompanying notes to financial statements

32	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the years ended December 31, 2015 and 2014

(In thousands)

	BlackRock Equity Dividend V.I. Fund		BlackRock Global Allocation V.I. Fund		ClearBridge Variable Aggressive Growth Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$12	$13	$(14,187)	$7,127	$(4)	$(3)
Realized Gains (Losses) on Investments, Net	67	70	108,421	204,483	211	94
Net Change in Unrealized Appreciation (Depreciation) on Investments	(95)	6	(139,915)	(208,799)	(297)	39

Net Increase (Decrease) in Net Assets From Operations	(16)	89	(45,681)	2,811	(90)	130

Contract Transactions-All Products
Purchase Payments	178	122	13,736	21,840	764	564
Transfers Between Funds or (to) from General Account	(198)	59	(115,731)	(77,317)	(46)	380
Surrenders and Terminations	(36)	(10)	(109,014)	(97,141)	(232)	(24)
Rescissions	—	(14)	(123)	(469)	(9)	(46)
Bonus (Recapture)	—	—	66	107	—	—
Contract Maintenance Charge	—	—	(378)	(403)	—	—
Rider charge	—	—	(19,513)	(19,570)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(56)	157	(230,957)	(172,953)	477	874

Increase (Decrease) in Net Assets	(72)	246	(276,638)	(170,142)	387	1,004
Net Assets at Beginning of Period	1,065	819	1,922,760	2,092,902	1,533	529

Net Assets at End of Period	$993	$1,065	$1,646,122	$1,922,760	$1,920	$1,533

	Columbia Variable Portfolio – Select Smaller-Cap Value Fund		Columbia Variable Portfolio – Seligman Global Technology Fund		Davis VA Financial Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(1,026)	$(1,135)	$(16)	$(15)	$(789)	$(630)
Realized Gains (Losses) on Investments, Net	3,931	4,096	177	136	9,933	11,319
Net Change in Unrealized Appreciation (Depreciation) on Investments	(5,116)	(892)	(87)	61	(9,277)	(4,390)

Net Increase (Decrease) in Net Assets From Operations	(2,211)	2,069	74	182	(133)	6,299

Contract Transactions-All Products
Purchase Payments	3	8	—	—	6	10
Transfers Between Funds or (to) from General Account	(798)	(905)	(17)	—	(3,541)	(3,374)
Surrenders and Terminations	(6,630)	(9,083)	(55)	(151)	(6,845)	(6,936)
Rescissions	—	—	—	—	—	(4)
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	(15)	(17)	—	—	(13)	(14)
Rider charge	—	—	—	—	(1)	(1)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(7,440)	(9,997)	(72)	(151)	(10,394)	(10,319)

Increase (Decrease) in Net Assets	(9,651)	(7,928)	2	31	(10,527)	(4,020)
Net Assets at Beginning of Period	54,846	62,774	906	875	64,243	68,263

Net Assets at End of Period	$45,195	$54,846	$908	$906	$53,716	$64,243

See accompanying notes to financial statements

33	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the years ended December 31, 2015 and 2014

(In thousands)

	Davis VA Real Estate Portfolio		Davis VA Value Portfolio		Dreyfus VIF Appreciation Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$(2)	$(588)	$(590)	$3	$3
Realized Gains (Losses) on Investments, Net	4	(2)	7,983	13,481	13	5
Net Change in Unrealized Appreciation (Depreciation) on Investments	(4)	104	(7,468)	(10,668)	(26)	11

Net Increase (Decrease) in Net Assets From Operations	—	100	(73)	2,223	(10)	19

Contract Transactions-All Products
Purchase Payments	—	—	2	22	44	159
Transfers Between Funds or (to) from General Account	—	—	(951)	(1,002)	(198)	71
Surrenders and Terminations	(39)	(51)	(5,648)	(8,270)	(1)	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	(1)	(13)	(17)	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(39)	(52)	(6,610)	(9,267)	(155)	230

Increase (Decrease) in Net Assets	(39)	48	(6,683)	(7,044)	(165)	249
Net Assets at Beginning of Period	455	407	54,416	61,460	339	90

Net Assets at End of Period	$416	$455	$47,733	$54,416	$174	$339

	Eaton Vance VT Floating-Rate Income Fund		Fidelity VIP Emerging Markets Portfolio		Fidelity VIP Funds Manager 50% Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$177	$185	$1	$(1)	$(247)	$(213)
Realized Gains (Losses) on Investments, Net	(134)	(14)	(20)	9	1,928	1,224
Net Change in Unrealized Appreciation (Depreciation) on Investments	(84)	(175)	(124)	(14)	(2,231)	(21)

Net Increase (Decrease) in Net Assets From Operations	(41)	(4)	(143)	(6)	(550)	990

Contract Transactions-All Products
Purchase Payments	49	1,460	276	611	390	485
Transfers Between Funds or (to) from General Account	(1,533)	1,414	147	154	281	2,297
Surrenders and Terminations	(413)	(439)	(173)	(143)	(1,704)	(2,463)
Rescissions	—	—	(4)	(62)	(46)	—
Bonus (Recapture)	—	—	—	—	13	3
Contract Maintenance Charge	—	—	—	—	(6)	(6)
Rider charge	—	—	—	—	(340)	(315)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(1,897)	2,435	246	560	(1,412)	1

Increase (Decrease) in Net Assets	(1,938)	2,431	103	554	(1,962)	991
Net Assets at Beginning of Period	7,243	4,812	941	387	29,622	28,631

Net Assets at End of Period	$5,305	$7,243	$1,044	$941	$27,660	$29,622

See accompanying notes to financial statements

34	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the years ended December 31, 2015 and 2014

(In thousands)

	Fidelity VIP Funds Manager 60% Portfolio		Fidelity VIP Mid Cap Portfolio		Fidelity VIP Strategic Income Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(850)	$(643)	$—	$(1)	$30	$25
Realized Gains (Losses) on Investments, Net	7,552	5,035	38	9	(12)	12
Net Change in Unrealized Appreciation (Depreciation) on Investments	(8,758)	(1,230)	(78)	16	(57)	(25)

Net Increase (Decrease) in Net Assets From Operations	(2,056)	3,162	(40)	24	(39)	12

Contract Transactions-All Products
Purchase Payments	1,116	2,374	326	162	179	183
Transfers Between Funds or (to) from General Account	15,085	2,714	(81)	5	295	344
Surrenders and Terminations	(6,882)	(5,443)	(53)	(9)	(117)	(34)
Rescissions	(8)	(1)	(5)	(10)	—	—
Bonus (Recapture)	11	7	—	—	—	—
Contract Maintenance Charge	(20)	(18)	—	—	—	—
Rider charge	(1,067)	(1,012)	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	8,235	(1,379)	187	148	357	493

Increase (Decrease) in Net Assets	6,179	1,783	147	172	318	505
Net Assets at Beginning of Period	96,215	94,432	530	358	946	441

Net Assets at End of Period	$102,394	$96,215	$677	$530	$1,264	$946

	Franklin Founding Funds Allocation VIP Fund		Franklin Global Real Estate VIP Fund		Franklin Growth and Income VIP Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$971	$944	$1,472	$(1,597)	$3,866	$2,051
Realized Gains (Losses) on Investments, Net	761	2,423	(2,322)	(3,092)	9,309	5,205
Net Change in Unrealized Appreciation (Depreciation) on Investments	(13,270)	(2,117)	(332)	18,958	(18,031)	9,066

Net Increase (Decrease) in Net Assets From Operations	(11,538)	1,250	(1,182)	14,269	(4,856)	16,322

Contract Transactions-All Products
Purchase Payments	98	296	92	71	506	489
Transfers Between Funds or (to) from General Account	(7,841)	(5,686)	(3,782)	41	(3,518)	(3,413)
Surrenders and Terminations	(13,083)	(12,476)	(17,025)	(15,835)	(27,107)	(28,276)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	1	—	1	—	—
Contract Maintenance Charge	(33)	(35)	(33)	(36)	(74)	(80)
Rider charge	(49)	(70)	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(20,908)	(17,970)	(20,748)	(15,758)	(30,193)	(31,280)

Increase (Decrease) in Net Assets	(32,446)	(16,720)	(21,930)	(1,489)	(35,049)	(14,958)
Net Assets at Beginning of Period	156,501	173,221	115,754	117,243	221,483	236,441

Net Assets at End of Period	$124,055	$156,501	$93,824	$115,754	$186,434	$221,483

See accompanying notes to financial statements

35	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the years ended December 31, 2015 and 2014

(In thousands)

	Franklin High Income VIP Fund		Franklin Income VIP Fund		Franklin Large Cap Growth VIP Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$11,833	$11,917	$41,190	$46,999	$(1,990)	$(940)
Realized Gains (Losses) on Investments, Net	(3,303)	3,366	534	23,080	39,822	7,320
Net Change in Unrealized Appreciation (Depreciation) on Investments	(33,057)	(19,318)	(163,550)	(33,134)	(32,480)	7,511

Net Increase (Decrease) in Net Assets From Operations	(24,527)	(4,035)	(121,826)	36,945	5,352	13,891

Contract Transactions-All Products
Purchase Payments	921	2,594	90,054	117,927	183	243
Transfers Between Funds or (to) from General Account	(2,804)	4,629	(68,163)	82,365	(3,661)	(1,784)
Surrenders and Terminations	(24,595)	(28,557)	(123,487)	(126,078)	(18,173)	(19,016)
Rescissions	(5)	(25)	(655)	(779)	—	—
Bonus (Recapture)	4	12	1,086	737	—	—
Contract Maintenance Charge	(60)	(68)	(309)	(307)	(38)	(41)
Rider charge	(1,056)	(1,065)	(8,122)	(6,529)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(27,595)	(22,480)	(109,596)	67,336	(21,689)	(20,598)

Increase (Decrease) in Net Assets	(52,122)	(26,515)	(231,422)	104,281	(16,337)	(6,707)
Net Assets at Beginning of Period	254,351	280,866	1,459,501	1,355,220	137,861	144,568

Net Assets at End of Period	$202,229	$254,351	$1,228,079	$1,459,501	$121,524	$137,861

	Franklin Mutual Shares VIP Fund		Franklin Rising Dividends VIP Fund		Franklin Small Cap Value VIP Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$6,445	$842	$(630)	$(1,109)	$(729)	$(930)
Realized Gains (Losses) on Investments, Net	66,508	39,962	42,419	25,992	10,637	9,866
Net Change in Unrealized Appreciation (Depreciation) on Investments	(110,200)	(6,250)	(56,027)	(5,626)	(14,958)	(10,040)

Net Increase (Decrease) in Net Assets From Operations	(37,247)	34,554	(14,238)	19,257	(5,050)	(1,104)

Contract Transactions-All Products
Purchase Payments	4,058	9,459	721	502	26	51
Transfers Between Funds or (to) from General Account	(34,268)	(22,998)	(5,479)	(4,182)	(1,290)	(1,846)
Surrenders and Terminations	(71,902)	(84,842)	(37,981)	(42,634)	(9,786)	(10,178)
Rescissions	—	(38)	—	—	—	—
Bonus (Recapture)	—	53	—	—	—	—
Contract Maintenance Charge	(145)	(158)	(73)	(80)	(14)	(17)
Rider charge	(836)	(883)	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(103,093)	(99,407)	(42,812)	(46,394)	(11,064)	(11,990)

Increase (Decrease) in Net Assets	(140,340)	(64,853)	(57,050)	(27,137)	(16,114)	(13,094)
Net Assets at Beginning of Period	641,380	706,233	290,768	317,905	62,779	75,873

Net Assets at End of Period	$501,040	$641,380	$233,718	$290,768	$46,665	$62,779

See accompanying notes to financial statements

36	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the years ended December 31, 2015 and 2014

(In thousands)

	Franklin Small-Mid Cap Growth VIP Fund		Franklin Strategic Income VIP Fund		Franklin U.S. Government Securities VIP Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(2,144)	$(2,326)	$82	$44	$2,603	$3,326
Realized Gains (Losses) on Investments, Net	29,261	29,542	(1)	17	(2,562)	(2,147)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(31,397)	(20,192)	(141)	(60)	(4,497)	4,856

Net Increase (Decrease) in Net Assets From Operations	(4,280)	7,024	(60)	1	(4,456)	6,035

Contract Transactions-All Products
Purchase Payments	90	103	105	673	7,471	7,265
Transfers Between Funds or (to) from General Account	(2,109)	(2,343)	210	218	12,203	16,412
Surrenders and Terminations	(13,874)	(15,903)	(172)	(28)	(41,239)	(41,665)
Rescissions	—	—	—	—	(23)	(102)
Bonus (Recapture)	—	—	—	—	45	28
Contract Maintenance Charge	(37)	(40)	—	—	(106)	(114)
Rider charge	—	—	—	—	(1,653)	(1,452)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(15,930)	(18,183)	143	863	(23,302)	(19,628)

Increase (Decrease) in Net Assets	(20,210)	(11,159)	83	864	(27,758)	(13,593)
Net Assets at Beginning of Period	124,840	135,999	1,342	478	373,386	386,979

Net Assets at End of Period	$104,630	$124,840	$1,425	$1,342	$345,628	$373,386

	Invesco V.I. American Franchise Fund		Invesco V.I. American Value Fund		Invesco V.I. Balanced-Risk Allocation Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(75)	$(80)	$(1)	$—	$47	$(4)
Realized Gains (Losses) on Investments, Net	319	282	58	26	89	70
Net Change in Unrealized Appreciation (Depreciation) on Investments	(93)	110	(122)	(2)	(196)	(2)

Net Increase (Decrease) in Net Assets From Operations	151	312	(65)	24	(60)	64

Contract Transactions-All Products
Purchase Payments	1	—	320	74	50	182
Transfers Between Funds or (to) from General Account	(33)	(200)	(43)	54	(16)	60
Surrenders and Terminations	(617)	(543)	(32)	(12)	(159)	(79)
Rescissions	—	—	(6)	(10)	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	(3)	(5)	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(652)	(748)	239	106	(125)	163

Increase (Decrease) in Net Assets	(501)	(436)	174	130	(185)	227
Net Assets at Beginning of Period	4,846	5,282	310	180	1,310	1,083

Net Assets at End of Period	$4,345	$4,846	$484	$310	$1,125	$1,310

See accompanying notes to financial statements

37	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the years ended December 31, 2015 and 2014

(In thousands)

	Invesco V.I. Core Equity Fund		Invesco V.I. Growth and Income Fund		Invesco V.I. International Growth Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(12)	$(19)	$3	$—	$(1)	$(1)
Realized Gains (Losses) on Investments, Net	299	157	50	41	58	22
Net Change in Unrealized Appreciation (Depreciation) on Investments	(419)	2	(65)	(17)	(75)	(29)

Net Increase (Decrease) in Net Assets From Operations	(132)	140	(12)	24	(18)	(8)

Contract Transactions-All Products
Purchase Payments	—	—	—	—	—	—
Transfers Between Funds or (to) from General Account	—	(7)	—	(9)	—	—
Surrenders and Terminations	(275)	(344)	(26)	(7)	(56)	(35)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	(1)	(1)	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(276)	(352)	(26)	(16)	(56)	(35)

Increase (Decrease) in Net Assets	(408)	(212)	(38)	8	(74)	(43)
Net Assets at Beginning of Period	2,066	2,278	299	291	548	591

Net Assets at End of Period	$1,658	$2,066	$261	$299	$474	$548

	Ivy Funds VIP Asset Strategy Portfolio		Ivy Funds VIP Energy Portfolio		Ivy Funds VIP Global Natural Resources Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$2	$6	$(2)	$(2)	$(1)	$(1)
Realized Gains (Losses) on Investments, Net	277	388	(127)	14	(43)	1
Net Change in Unrealized Appreciation (Depreciation) on Investments	(514)	(562)	(38)	(170)	19	(81)

Net Increase (Decrease) in Net Assets From Operations	(235)	(168)	(167)	(158)	(25)	(81)

Contract Transactions-All Products
Purchase Payments	215	1,237	108	202	—	66
Transfers Between Funds or (to) from General Account	(626)	218	(287)	517	48	269
Surrenders and Terminations	(500)	(25)	(82)	(9)	(252)	(2)
Rescissions	—	(77)	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(911)	1,353	(261)	710	(204)	333

Increase (Decrease) in Net Assets	(1,146)	1,185	(428)	552	(229)	252
Net Assets at Beginning of Period	3,307	2,122	887	335	376	124

Net Assets at End of Period	$2,161	$3,307	$459	$887	$147	$376

See accompanying notes to financial statements

38	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the years ended December 31, 2015 and 2014

(In thousands)

	Ivy Funds VIP Growth Portfolio		Ivy Funds VIP Mid Cap Growth Portfolio		Ivy Funds VIP Science and Technology Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(1)	$1	$(2)	$(2)	$(5)	$(4)
Realized Gains (Losses) on Investments, Net	28	27	60	37	93	109
Net Change in Unrealized Appreciation (Depreciation) on Investments	(10)	(7)	(91)	7	(165)	(83)

Net Increase (Decrease) in Net Assets From Operations	17	21	(33)	42	(77)	22

Contract Transactions-All Products
Purchase Payments	7	80	90	134	244	292
Transfers Between Funds or (to) from General Account	123	5	(116)	(15)	460	258
Surrenders and Terminations	(15)	(2)	3	(4)	(85)	(27)
Rescissions	—	—	—	—	—	(21)
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	115	83	(23)	115	619	502

Increase (Decrease) in Net Assets	132	104	(56)	157	542	524
Net Assets at Beginning of Period	227	123	635	478	1,437	913

Net Assets at End of Period	$359	$227	$579	$635	$1,979	$1,437

	Jennison Portfolio		JPMIT International Equity Fund		JPMorgan Insurance Trust Core Bond Portfolio
	2015	2014	2015	2014 (D)	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(241)	$(250)	$—	$1	$95	$(3)
Realized Gains (Losses) on Investments, Net	1,074	929	—	41	(15)	3
Net Change in Unrealized Appreciation (Depreciation) on Investments	166	176	—	(46)	(170)	27

Net Increase (Decrease) in Net Assets From Operations	999	855	—	(4)	(90)	27

Contract Transactions-All Products
Purchase Payments	—	—	—	—	1,960	1,306
Transfers Between Funds or (to) from General Account	187	(164)	—	(105)	7,340	1,889
Surrenders and Terminations	(1,807)	(1,673)	—	(6)	(321)	(43)
Rescissions	—	—	—	—	(4)	(3)
Bonus (Recapture)	—	—	—	—	2	5
Contract Maintenance Charge	(3)	(3)	—	—	(1)	—
Rider charge	—	—	—	—	(72)	(6)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(1,623)	(1,840)	—	(111)	8,904	3,148

Increase (Decrease) in Net Assets	(624)	(985)	—	(115)	8,814	3,175
Net Assets at Beginning of Period	11,905	12,890	—	115	3,380	205

Net Assets at End of Period	$11,281	$11,905	$—	$—	$12,194	$3,380

See accompanying notes to financial statements

39	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the years ended December 31, 2015 and 2014

(In thousands)

	JPMorgan Insurance Trust U.S. Equity Portfolio		Lazard Retirement International Equity Portfolio		Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(1)	$(1)	$6	$4	$(2)	$(1)
Realized Gains (Losses) on Investments, Net	17	33	5	2	50	102
Net Change in Unrealized Appreciation (Depreciation) on Investments	(16)	(17)	(22)	(24)	(66)	(48)

Net Increase (Decrease) in Net Assets From Operations	—	15	(11)	(18)	(18)	53

Contract Transactions-All Products
Purchase Payments	—	—	102	249	84	500
Transfers Between Funds or (to) from General Account	—	—	131	(14)	(5)	17
Surrenders and Terminations	(17)	(57)	(48)	(31)	(65)	(120)
Rescissions	—	—	—	(67)	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(17)	(57)	185	137	14	397

Increase (Decrease) in Net Assets	(17)	(42)	174	119	(4)	450
Net Assets at Beginning of Period	113	155	306	187	691	241

Net Assets at End of Period	$96	$113	$480	$306	$687	$691

	MFS VIT II International Value Portfolio		MFS VIT Total Return Bond Portfolio		MFS VIT Utilities Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$29	$18	$289	$35	$32	$13
Realized Gains (Losses) on Investments, Net	41	18	(25)	(20)	(32)	35
Net Change in Unrealized Appreciation (Depreciation) on Investments	20	(26)	(633)	16	(107)	(1)

Net Increase (Decrease) in Net Assets From Operations	90	10	(369)	31	(107)	47

Contract Transactions-All Products
Purchase Payments	394	300	1,778	956	52	75
Transfers Between Funds or (to) from General Account	63	393	5,438	11,281	(378)	363
Surrenders and Terminations	(55)	(100)	(841)	(57)	(72)	(1)
Rescissions	—	(9)	(40)	—	—	—
Bonus (Recapture)	—	—	5	4	—	—
Contract Maintenance Charge	—	—	(1)	—	—	—
Rider charge	—	—	(156)	(23)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	402	584	6,183	12,161	(398)	437

Increase (Decrease) in Net Assets	492	594	5,814	12,192	(505)	484
Net Assets at Beginning of Period	1,523	929	12,363	171	846	362

Net Assets at End of Period	$2,015	$1,523	$18,177	$12,363	$341	$846

See accompanying notes to financial statements

40	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the years ended December 31, 2015 and 2014

(In thousands)

	Oppenheimer Global Fund/VA		Oppenheimer Global Multi-Alternatives Fund/VA		Oppenheimer Global Strategic Income Fund/VA
	2015	2014	2015	2014 (C)	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(439)	$(647)	$—	$2	$185	$134
Realized Gains (Losses) on Investments, Net	8,095	8,606	(1)	1	(125)	(38)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(6,001)	(7,741)	(1)	(4)	(228)	(28)

Net Increase (Decrease) in Net Assets From Operations	1,655	218	(2)	(1)	(168)	68

Contract Transactions-All Products
Purchase Payments	9	16	23	8	2	2
Transfers Between Funds or (to) from General Account	(1,728)	(1,355)	6	53	(89)	(271)
Surrenders and Terminations	(8,675)	(11,286)	(27)	—	(835)	(948)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	(16)	(26)	—	—	(2)	(2)
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(10,410)	(12,651)	2	61	(924)	(1,219)

Increase (Decrease) in Net Assets	(8,755)	(12,433)	—	60	(1,092)	(1,151)
Net Assets at Beginning of Period	66,515	78,948	60	—	4,801	5,952

Net Assets at End of Period	$57,760	$66,515	$60	$60	$3,709	$4,801

	Oppenheimer International Growth Fund/VA		Oppenheimer Main Street Fund/VA		PIMCO VIT All Asset Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$8	$9	$(562)	$(677)	$6,544	$19,011
Realized Gains (Losses) on Investments, Net	85	17	11,653	5,583	(11,585)	537
Net Change in Unrealized Appreciation (Depreciation) on Investments	(88)	(124)	(10,334)	(68)	(43,017)	(25,328)

Net Increase (Decrease) in Net Assets From Operations	5	(98)	757	4,838	(48,058)	(5,780)

Contract Transactions-All Products
Purchase Payments	241	290	13	11	10,249	18,143
Transfers Between Funds or (to) from General Account	653	(44)	(1,052)	(980)	(58,430)	(44,170)
Surrenders and Terminations	(225)	(29)	(7,171)	(8,503)	(34,821)	(38,513)
Rescissions	—	—	—	—	(22)	(94)
Bonus (Recapture)	—	—	—	—	108	135
Contract Maintenance Charge	—	—	(16)	(21)	(109)	(120)
Rider charge	—	—	—	—	(4,102)	(4,450)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	669	217	(8,226)	(9,493)	(87,127)	(69,069)

Increase (Decrease) in Net Assets	674	119	(7,469)	(4,655)	(135,185)	(74,849)
Net Assets at Beginning of Period	1,131	1,012	58,029	62,684	521,382	596,231

Net Assets at End of Period	$1,805	$1,131	$50,560	$58,029	$386,197	$521,382

See accompanying notes to financial statements

41	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the years ended December 31, 2015 and 2014

(In thousands)

	PIMCO VIT Commodity RealReturn Strategy Portfolio		PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Advantage Strategy Bond Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$1,912	$(1,919)	$5,737	$6,164	$364	$295
Realized Gains (Losses) on Investments, Net	(14,112)	(10,284)	(2,357)	3,071	(1,115)	(145)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(10,591)	(8,425)	(10,038)	(9,122)	(5,110)	(3,038)

Net Increase (Decrease) in Net Assets From Operations	(22,791)	(20,628)	(6,658)	113	(5,861)	(2,888)

Contract Transactions-All Products
Purchase Payments	162	568	508	746	3,467	6,213
Transfers Between Funds or (to) from General Account	5,999	(4,139)	7,676	(7,382)	8,797	8,953
Surrenders and Terminations	(7,494)	(10,258)	(12,825)	(12,132)	(4,323)	(2,951)
Rescissions	(2)	(24)	(3)	(21)	(3)	(105)
Bonus (Recapture)	—	1	2	3	42	51
Contract Maintenance Charge	(20)	(27)	(38)	(40)	(22)	(20)
Rider charge	(106)	(173)	(1,407)	(1,404)	(1,050)	(952)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(1,461)	(14,052)	(6,087)	(20,230)	6,908	11,189

Increase (Decrease) in Net Assets	(24,252)	(34,680)	(12,745)	(20,117)	1,047	8,301
Net Assets at Beginning of Period	85,039	119,719	164,263	184,380	84,398	76,097

Net Assets at End of Period	$60,787	$85,039	$151,518	$164,263	$85,445	$84,398

	PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Dividend Portfolio		PIMCO VIT Global Multi-Asset Managed Allocation Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(48)	$597	$11,119	$(8,894)	$(82)	$1,922
Realized Gains (Losses) on Investments, Net	(3,535)	1,303	48,343	26,525	(2,304)	(5,678)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,893)	(1,271)	(95,888)	(20,460)	(1,589)	10,827

Net Increase (Decrease) in Net Assets From Operations	(5,476)	629	(36,426)	(2,829)	(3,975)	7,071

Contract Transactions-All Products
Purchase Payments	131	569	876	1,607	1,768	1,859
Transfers Between Funds or (to) from General Account	(3,833)	(2,462)	(22,922)	(18,894)	(6,601)	(40,815)
Surrenders and Terminations	(8,924)	(9,286)	(43,521)	(50,743)	(13,242)	(10,871)
Rescissions	—	(21)	—	—	(10)	(6)
Bonus (Recapture)	1	2	3	6	18	15
Contract Maintenance Charge	(24)	(26)	(92)	(107)	(55)	(57)
Rider charge	(530)	(552)	(257)	(300)	(3,057)	(3,093)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(13,179)	(11,776)	(65,913)	(68,431)	(21,179)	(52,968)

Increase (Decrease) in Net Assets	(18,655)	(11,147)	(102,339)	(71,260)	(25,154)	(45,897)
Net Assets at Beginning of Period	99,662	110,809	405,078	476,338	223,644	269,541

Net Assets at End of Period	$81,007	$99,662	$302,739	$405,078	$198,490	$223,644

See accompanying notes to financial statements

42	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the years ended December 31, 2015 and 2014

(In thousands)

	PIMCO VIT Global Multi-Asset Managed Volatility Portfolio		PIMCO VIT High Yield Portfolio		PIMCO VIT Low Duration Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(52)	$1,459	$25,789	$26,567	$70	$15
Realized Gains (Losses) on Investments, Net	(78)	(445)	8,126	5,650	(12)	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,335)	1,355	(56,922)	(21,531)	(56)	(8)

Net Increase (Decrease) in Net Assets From Operations	(2,465)	2,369	(23,007)	10,686	2	7

Contract Transactions-All Products
Purchase Payments	10,760	13,437	21,482	41,348	522	687
Transfers Between Funds or (to) from General Account	1,906	(2,841)	15,021	(4,145)	80	81
Surrenders and Terminations	(2,116)	(2,328)	(50,469)	(44,628)	(410)	(45)
Rescissions	(3)	(260)	(71)	(259)	(9)	—
Bonus (Recapture)	88	142	213	272	—	—
Contract Maintenance Charge	(19)	(15)	(156)	(152)	—	—
Rider charge	(1,098)	(907)	(6,979)	(6,354)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	9,518	7,228	(20,959)	(13,918)	183	723

Increase (Decrease) in Net Assets	7,053	9,597	(43,966)	(3,232)	185	730
Net Assets at Beginning of Period	79,643	70,046	710,595	713,827	2,031	1,301

Net Assets at End of Period	$86,696	$79,643	$666,629	$710,595	$2,216	$2,031

	PIMCO VIT Real Return Portfolio		PIMCO VIT Total Return Portfolio		PIMCO VIT Unconstrained Bond Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$9,988	$(1,832)	$36,793	$4,944	$4,188	$(1,107)
Realized Gains (Losses) on Investments, Net	(5,597)	(5,838)	11,710	841	163	436
Net Change in Unrealized Appreciation (Depreciation) on Investments	(23,967)	14,440	(63,543)	24,874	(11,713)	3,675

Net Increase (Decrease) in Net Assets From Operations	(19,576)	6,770	(15,040)	30,659	(7,362)	3,004

Contract Transactions-All Products
Purchase Payments	8,795	14,270	22,390	34,349	7,812	17,391
Transfers Between Funds or (to) from General Account	(4,497)	(5,501)	13,367	(37,821)	743	17,541
Surrenders and Terminations	(39,920)	(41,483)	(101,483)	(102,256)	(15,116)	(10,508)
Rescissions	(127)	(64)	(54)	(526)	(77)	(84)
Bonus (Recapture)	86	125	227	380	50	72
Contract Maintenance Charge	(117)	(121)	(290)	(302)	(43)	(39)
Rider charge	(3,686)	(3,573)	(9,117)	(8,777)	(2,543)	(2,338)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(39,466)	(36,347)	(74,960)	(114,953)	(9,174)	22,035

Increase (Decrease) in Net Assets	(59,042)	(29,577)	(90,000)	(84,294)	(16,536)	25,039
Net Assets at Beginning of Period	474,287	503,864	1,202,265	1,286,559	235,849	210,810

Net Assets at End of Period	$415,245	$474,287	$1,112,265	$1,202,265	$219,313	$235,849

See accompanying notes to financial statements

43	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the years ended December 31, 2015 and 2014

(In thousands)

	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio		RCM Dynamic Multi-Asset Plus VIT Portfolio		SP International Growth Portfolio
	2015	2014	2015 (A)	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$1	$4	$(27)	$—	$(129)	$(151)
Realized Gains (Losses) on Investments, Net	10	3	—	—	49	45
Net Change in Unrealized Appreciation (Depreciation) on Investments	(29)	12	(119)	—	135	(528)

Net Increase (Decrease) in Net Assets From Operations	(18)	19	(146)	—	55	(634)

Contract Transactions-All Products
Purchase Payments	17	41	4,023	—	—	—
Transfers Between Funds or (to) from General Account	(82)	176	1,860	—	213	(105)
Surrenders and Terminations	(71)	(2)	(36)	—	(1,104)	(1,256)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	19	—	—	—
Contract Maintenance Charge	—	—	—	—	(1)	(2)
Rider charge	—	—	(23)	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(136)	215	5,843	—	(892)	(1,363)

Increase (Decrease) in Net Assets	(154)	234	5,697	—	(837)	(1,997)
Net Assets at Beginning of Period	431	197	—	—	6,492	8,489

Net Assets at End of Period	$277	$431	$5,697	$—	$5,655	$6,492

	T. Rowe Price Blue Chip Growth Portfolio		T. Rowe Price Equity Income Portfolio		T. Rowe Price Health Sciences Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(8)	$(6)	$21	$20	$(7)	$(4)
Realized Gains (Losses) on Investments, Net	139	83	88	50	339	160
Net Change in Unrealized Appreciation (Depreciation) on Investments	113	103	(242)	41	(83)	190

Net Increase (Decrease) in Net Assets From Operations	244	180	(133)	111	249	346

Contract Transactions-All Products
Purchase Payments	273	470	355	338	190	386
Transfers Between Funds or (to) from General Account	368	(129)	(289)	(120)	(18)	680
Surrenders and Terminations	(211)	(106)	(223)	(96)	(150)	(33)
Rescissions	—	(22)	—	—	—	(2)
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	430	213	(157)	122	22	1,031

Increase (Decrease) in Net Assets	674	393	(290)	233	271	1,377
Net Assets at Beginning of Period	2,175	1,782	1,731	1,498	1,942	565

Net Assets at End of Period	$2,849	$2,175	$1,441	$1,731	$2,213	$1,942

See accompanying notes to financial statements

44	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the years ended December 31, 2015 and 2014

(In thousands)

	Templeton Foreign VIP Fund		Templeton Global Bond VIP Fund		Templeton Growth VIP Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$2,432	$601	$53,782	$30,152	$3,307	$(2,097)
Realized Gains (Losses) on Investments, Net	5,412	3,965	(6,474)	(524)	12,746	20,672
Net Change in Unrealized Appreciation (Depreciation) on Investments	(18,234)	(26,664)	(98,900)	(28,439)	(47,924)	(40,150)

Net Increase (Decrease) in Net Assets From Operations	(10,390)	(22,098)	(51,592)	1,189	(31,871)	(21,575)

Contract Transactions-All Products
Purchase Payments	101	170	22,314	42,086	3,084	9,428
Transfers Between Funds or (to) from General Account	(2,654)	(1,899)	18,837	34,900	(24,121)	(2,457)
Surrenders and Terminations	(16,476)	(18,137)	(57,989)	(49,420)	(47,191)	(60,788)
Rescissions	—	—	(268)	(299)	(2)	(79)
Bonus (Recapture)	—	—	122	259	30	46
Contract Maintenance Charge	(53)	(62)	(207)	(200)	(120)	(135)
Rider charge	—	—	(8,604)	(7,992)	(706)	(739)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(19,082)	(19,928)	(25,795)	19,334	(69,026)	(54,724)

Increase (Decrease) in Net Assets	(29,472)	(42,026)	(77,387)	20,523	(100,897)	(76,299)
Net Assets at Beginning of Period	150,834	192,860	886,197	865,674	446,037	522,336

Net Assets at End of Period	$121,362	$150,834	$808,810	$886,197	$345,140	$446,037

See accompanying notes to financial statements

45	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the years ended December 31, 2015 and 2014

(In thousands)

	Total All Funds
	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$106,418	$(14,161)
Realized Gains (Losses) on Investments, Net	1,533,988	1,302,920
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,686,618)	(598,060)

Net Increase (Decrease) in Net Assets From Operations	(1,046,212)	690,699

Contract Transactions-All Products
Purchase Payments	1,496,627	1,622,252
Transfers Between Funds or (to) from General Account	(431,554)	44,301
Surrenders and Terminations	(2,321,465)	(2,325,767)
Rescissions	(9,965)	(20,528)
Bonus (Recapture)	8,393	11,259
Contract Maintenance Charge	(6,123)	(6,227)
Rider charge	(196,186)	(174,590)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(1,460,273)	(849,300)

Increase (Decrease) in Net Assets	(2,506,485)	(158,601)
Net Assets at Beginning of Period	28,554,738	28,713,339

Net Assets at End of Period	$26,048,253	$28,554,738

(A)	Period from April 27, 2015 (fund commencement) to December 31, 2015
(B)	Period from January 27, 2014 (fund commencement) to December 31, 2014
(C)	Period from April 28, 2014 (fund commencement) to December 31, 2014
(D)	Period from January 1, 2014 through December 12, 2014 (fund termination)

See accompanying notes to financial statements

46

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

1.	ORGANIZATION

Allianz Life Variable Account B (Variable Account) is a segregated investment account of Allianz Life Insurance Company of North America (Allianz Life) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (as amended) and is applying the guidance of Topic 946, Financial Services – Investment Companies. The Variable Account was established on May 31, 1985, and commenced operations January 24, 1989. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account’s assets are the property of Allianz Life and are held for the benefit of the owners and other persons entitled to payments under variable annuity contracts issued through the Variable Account and underwritten by Allianz Life. The assets of the Variable Account are equal to the reserves and other liabilities of the Variable Account. These assets are not chargeable with liabilities that arise from any other business Allianz Life may conduct.

The Variable Account’s sub-accounts are invested, at net asset values, in one or more of the funds listed below in accordance with the selection made by the policy holder. Not all funds listed below are available as investment options for the products, which comprise the Variable Account as some funds have been closed to new money. The investment advisers and specialist managers for each fund are listed in the following table:

Fund	Investment Adviser	Specialist Manager/Adviser
Alger American Capital Appreciation Portfolio	Fred Alger Management, Inc.	N/A
Alger American LargeCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American MidCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American SmallCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Allianz NFJ Dividend Value VIT Portfolio*†	Allianz Global Investors	NFJ Investment Group LLC
AZL Balanced Index Strategy Fund†	Allianz Investment Management, LLC	N/A
AZL BlackRock Capital Appreciation Fund *†	Allianz Investment Management, LLC	BlackRock Capital Management, Inc.
AZL Boston Company Research Growth Fund *†	Allianz Investment Management, LLC	The Dreyfus Corporation
AZL DFA Multi-Strategy Fund†	Allianz Investment Management, LLC	Dimensional Fund Advisors
AZL Enhanced Bond Index Fund *†	Allianz Investment Management, LLC	BlackRock Financial Management, Inc.
AZL Federated Clover Small Value Fund*†	Allianz Investment Management, LLC	Federated Global Investment Management Corp.
AZL Franklin Templeton Founding Strategy Plus Fund *†	Allianz Investment Management, LLC	Franklin Advisers, LLC/Franklin Mutual/Tempeton Global Advisors Limited
AZL Gateway Fund *†	Allianz Investment Management, LLC	Gateway Investment Advisors, LLC
AZL International Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Invesco Equity and Income Fund *†	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL Invesco Growth and Income Fund *†	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL Invesco International Equity Fund *†	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL JPMorgan International Opportunities Fund *†	Allianz Investment Management, LLC	J.P. Morgan Investment Management Inc.
AZL JPMorgan U.S. Equity Fund *†	Allianz Investment Management, LLC	J.P. Morgan Investment Management Inc.
AZL MetWest Total Return Bond Fund *†	Allianz Investment Management, LLC	Metropolitan West Asset Management, LLC
AZL MFS Investors Trust Fund *†	Allianz Investment Management, LLC	Massachusetts Financial Services Company
AZL MFS Mid Cap Value Fund *†	Allianz Investment Management, LLC	Massachusetts Financial Services Company
AZL MFS Value Fund *†	Allianz Investment Management, LLC	Massachusetts Financial Services Company
AZL Mid Cap Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Money Market Fund *†	Allianz Investment Management, LLC	BlackRock Advisors, LLC
AZL Morgan Stanley Global Real Estate Fund *†	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL Multi-Manager Mid Cap Growth Fund *†	Allianz Investment Management, LLC	Morgan Stanley Investment Management, Inc. and J.P. Morgan Investment Management, Inc.
AZL MVP Balanced Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL MVP BlackRock Global Allocation Fund †	Allianz Investment Management, LLC	N/A
AZL MVP DFA Multi-Strategy Fund†	Allianz Investment Management, LLC	N/A
AZL MVP Franklin Templeton Founding Strategy Plus Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Balanced Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Conservative Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Growth Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Moderate Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Growth Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Invesco Equity and Income Fund †	Allianz Investment Management, LLC	N/A
AZL MVP T. Rowe Price Capital Appreciation Fund†	Allianz Investment Management, LLC	N/A
AZL NFJ International Value Fund *†	Allianz Investment Management, LLC	NFJ Investment Group LLC
AZL Oppenheimer Discovery Fund *†	Allianz Investment Management, LLC	OppenheimerFunds, Inc.
AZL Pyramis Total Bond Fund *†	Allianz Investment Management, LLC	FIAM LLC
AZL Russell 1000 Growth Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Russell 1000 Value Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL S&P 500 Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Schroder Emerging Markets Equity Fund CL 1 †	Allianz Investment Management, LLC	Schroder Investment Management North America Inc.
AZL Schroder Emerging Markets Equity Fund CL 2 *†	Allianz Investment Management, LLC	Schroder Investment Management North America Inc.

47	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

Fund	Investment Adviser	Specialist Manager/Adviser
AZL Small Cap Stock Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC/BlackRock International Limited
AZL T. Rowe Price Capital Appreciation Fund *†	Allianz Investment Management, LLC	T. Rowe Price Associates, Inc
BlackRock Equity Dividend V.I. Fund *	BlackRock Advisors LLC	BlackRock Investment Management LLC
BlackRock Global Allocation V.I. Fund *	BlackRock Advisors LLC	BlackRock Investment Management, LLC/BlackRock International Limited
ClearBridge Variable Aggressive Growth Portfolio	Legg Mason Partners Fund Advisor, LLC	N/A
Columbia Variable Portfolio – Select Smaller-Cap Value Fund †	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
Columbia Variable Portfolio – Seligman Global Technology Fund †	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
Davis VA Financial Portfolio	Davis Selected Advisers, L.P.	N/A
Davis VA Real Estate Portfolio	Davis Selected Advisers, L.P.	N/A
Davis VA Value Portfolio	Davis Selected Advisers, L.P.	N/A
Dreyfus VIF Appreciation Portfolio*	The Dreyfus Corporation	Fayez Sarofim & Co.
Eaton Vance VT Floating-Rate Income Fund *	Eaton Vance Management	N/A
Fidelity VIP Emerging Markets Portfolio	Fidelity Management & Research Company	N/A
Fidelity VIP FundsManager 50% Portfolio	Strategic Advisers, Inc.	N/A
Fidelity VIP FundsManager 60% Portfolio	Strategic Advisers, Inc.	N/A
Fidelity VIP Mid Cap Portfolio	Fidelity Management & Research Company	N/A
Fidelity VIP Strategic Income Portfolio	Fidelity Management & Research Company	N/A
Franklin Founding Funds Allocation VIP Fund *	Franklin Templeton Service LLC	N/A
Franklin Global Real Estate VIP Fund *	Franklin Templeton Institutional, LLC	N/A
Franklin Growth and Income VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin High Income VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin Income VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin Large Cap Growth VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin Mutual Shares VIP Fund *	Franklin Mutual Advisers, LLC	N/A
Franklin Rising Dividends VIP Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small Cap Value VIP Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small-Mid Cap Growth VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin Strategic Income VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin U.S. Government Securities VIP Fund *	Franklin Advisers, Inc.	N/A
Invesco V.I. American Franchise Fund *	Invesco Advisors, Inc.	N/A
Invesco V.I. American Value Fund *	Invesco Advisors, Inc.	N/A
Invesco V.I. Balanced-Risk Allocation Fund *	Invesco Advisors, Inc.	N/A
Invesco V.I. Core Equity Fund	Invesco Advisors, Inc.	N/A
Invesco V.I. Growth and Income Fund	Invesco Advisors, Inc.	N/A
Invesco V.I. International Growth Fund	Invesco Advisors, Inc.	N/A
Ivy Funds VIP Asset Strategy Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Energy Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Global Natural Resources Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Growth Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Mid Cap Growth Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Science and Technology Portfolio *	Waddell & Reed Investment Management Company	N/A
Jennison Portfolio	Prudential Investments, LLC	Jennison Associates LLC
JPMorgan Insurance Trust Core Bond Portfolio	J.P. Morgan Investment Management Inc.	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Investment Advisors, Inc.	N/A
Lazard Retirement International Equity Portfolio *	Lazard Asset Management LLC	N/A
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio *	Lazard Asset Management LLC	N/A
MFS VIT II International Value Portfolio *	Massachusetts Financial Services Company	N/A
MFS VIT Total Return Bond Portfolio *	Massachusetts Financial Services Company	N/A
MFS VIT Utilities Portfolio *	Massachusetts Financial Services Company	N/A

48	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

Fund	Investment Adviser	Specialist Manager/Adviser
Oppenheimer Global Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer Global Multi-Alternatives Fund/VA *	OppenheimerFunds, Inc.	N/A
Oppenheimer Global Strategic Income Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer International Growth Fund/VA *	OppenheimerFunds, Inc.	N/A
Oppenheimer Main Street Fund/VA	OppenheimerFunds, Inc.	N/A
PIMCO VIT All Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT CommodityRealReturn Strategy Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Emerging Markets Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Advantage Strategy Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Dividend Portfolio†	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio†	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT High Yield Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Low Duration Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Real Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Total Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Unconstrained Bond Portfolio †	Pacific Investment Management Company LLC	N/A
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	Legg Mason Partners Fund Advisor, LLC	N/A
RCM Dynamic Multi-Asset Plus VIT Portfolio*†	Allianz Global Investors	RCM Capital Management LLC
SP International Growth Portfolio	Prudential Investments, LLC	William Blair & Company LLC/ Marsico Capital Management LLC/Jennison Associates LLC
T. Rowe Price Blue Chip Growth Portfolio *	T. Rowe Price Associates, Inc.	N/A
T. Rowe Price Equity Income Portfolio *	T. Rowe Price Associates, Inc.	N/A
T. Rowe Price Health Sciences Portfolio *	T. Rowe Price Associates, Inc.	N/A
Templeton Foreign VIP Fund *	Templeton Investment Counsel, LLC	N/A
Templeton Global Bond VIP Fund *	Franklin Advisors, Inc.	N/A
Templeton Growth VIP Fund *	Templeton Global Advisors Limited	N/A

*	Fund contains share classes which assess 12b-1 fees.
†	The investment adviser of this fund is an affiliate of Allianz Life and is paid an investment management fee by the fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Investments of the Variable Account are valued each day the markets are open at fair value using net asset values provided by the investment advisers of the funds after the 4 PM Eastern market close.

The Fair Value Measurements and Disclosures topic of the Codification establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 –	Unadjusted quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date.

Level 2 –	Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)	Quoted prices for similar assets or liabilities in active markets.

(b)	Quoted prices for identical or similar assets or liabilities in markets that are not active.

(c)	Inputs other than quoted prices that are observable.

(d)	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 –

Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Variable Account’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

49	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2015, all of the Variable Account’s investments are in funds for which quoted prices are available in an active market. Therefore, all investments have been categorized as Level 1. There were no transfers in and out of Level 1 and Level 2 fair value measurements. The characterization of the underlying securities held by the funds in accordance with the Fair Value Measurements and Disclosures topic of the FASB differs from the characterization of an investment in the fund.

Realized gains on investments include realized gain distributions received from the respective funds and gains on the sale of fund shares as determined by the average cost method. Realized gain distributions are reinvested in the respective funds. Dividend distributions received from the funds are reinvested in additional shares of the funds and are recorded as income to the Variable Account on the ex-dividend date.

Two Fixed Account investment options are available to deferred annuity contract owners. A Flexible Fixed Option is available to Allianz Valuemark II and III, Allianz Valuemark IV, Allianz Rewards, and Allianz Alterity deferred annuity contract owners. Fixed Period Accounts are available to Allianz High Five and Allianz High Five Bonus contract owners. These accounts are comprised of equity and fixed income investments, which are part of the general assets of Allianz Life. The liabilities of the Fixed Accounts, including the guaranteed minimum rate of return on the Fixed Account of 3%, are part of the general obligations of Allianz Life and are not included in the Variable Account.

Certain of the sub-accounts invest in Investment Options that invest in various forms of fixed income securities, including mortgage backed securities. These types of securities may present a variety of potential risks, including credit risk, extension and prepayment risk, and interest rate risk. Recently, certain types of mortgage backed securities, such as structured investment vehicles (SIVs), subprime mortgage backed bonds, and commercial paper backed by mortgage backed securities have experienced losses as a result of defaults on underlying mortgages and a lack of liquidity. These securities have also been subject to price declines resulting from lack of a trading market for the securities. As a result of the lack of liquidity, it is possible that certain securities may become more difficult to value. It is possible that these types of securities may continue to experience price declines as a result of defaults and lack of liquidity.

Available investment options, including the date the investment option became available for each product, as of December 31, 2015, are listed in the following table:

Fund	Allianz Alterity	Allianz Connections	Allianz Charter	Allianz Charter II	Allianz Custom Income	Allianz Dimensions	Allianz Elite	Allianz High Five	Allianz High Five Bonus
Alger American Capital Appreciation Portfolio	2/1/2000	N/A	1/26/2001	N/A	N/A	N/A	N/A	N/A	N/A
Alger American LargeCap Growth Portfolio	2/1/2000	N/A	1/26/2001	N/A	N/A	N/A	N/A	N/A	N/A
Alger American MidCap Growth Portfolio	2/1/2000	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A	N/A
Alger American SmallCap Growth Portfolio	2/1/2000	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A	N/A
Allianz NFJ Dividend Value VIT Portfolio	N/A	4/28/2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Balanced Index Strategy Fund	10/23/2009	10/23/2009	N/A	N/A	10/23/2009	N/A	10/23/2009	10/23/2009	10/23/2009
AZL BlackRock Capital Appreciation Fund	5/2/2005	10/5/2007	10/23/2009	10/23/2009	N/A	10/23/2009	9/30/2006	5/2/2005	5/2/2005
AZL Boston Company Research Growth Fund	11/5/2001	11/12/2007	11/5/2001	5/1/2003	5/1/2007	11/5/2001	9/30/2006	10/25/2002	5/3/2004
AZL DFA Multi-Strategy Fund	10/23/2009	10/23/2009	N/A	N/A	10/23/2009	N/A	10/23/2009	10/23/2009	10/23/2009
AZL Enhanced Bond Index Fund	N/A	4/28/2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Federated Clover Small Value Fund	5/1/2003	11/12/2007	N/A	5/1/2003	1/6/2006	N/A	9/30/2006	5/1/2003	5/3/2004
AZL Franklin Templeton Founding Strategy Plus Fund	10/23/2009	10/23/2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Gateway Fund	4/30/2010	4/30/2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL International Index Fund	10/23/2009	10/23/2009	N/A	N/A	N/A	N/A	10/23/2009	10/23/2009	10/23/2009
AZL Invesco Equity and Income Fund	5/3/2004	11/12/2007	N/A	5/3/2004	1/6/2006	N/A	9/30/2006	5/3/2004	5/3/2004
AZL Invesco Growth and Income Fund	5/1/2001	11/12/2007	5/1/2001	5/1/2003	1/6/2006	5/1/2001	9/30/2006	10/25/2002	5/3/2004
AZL Invesco International Equity Fund	5/1/2002	11/12/2007	5/1/2002	5/1/2003	5/1/2007	10/23/2009	9/30/2006	10/25/2002	5/3/2004
AZL JPMorgan International Opportunities Fund	5/1/2003	11/12/2007	N/A	5/1/2003	1/6/2006	N/A	9/30/2006	5/1/2003	5/3/2004
AZL JPMorgan U.S. Equity Fund	5/3/2004	11/12/2007	10/23/2009	5/3/2004	N/A	10/23/2009	9/30/2006	5/3/2004	5/3/2004
AZL MetWest Total Return Bond Fund	N/A	4/27/2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL MFS Investors Trust Fund	5/2/2005	11/12/2007	5/1/2007	5/1/2007	N/A	N/A	9/30/2006	5/2/2005	5/2/2005
AZL MFS Mid Cap Value Fund	5/1/2006	11/12/2007	N/A	N/A	N/A	N/A	9/30/2006	5/1/2006	5/15/2006
AZL MFS Value Fund	5/1/2001	11/12/2007	5/1/2001	5/1/2003	N/A	5/1/2001	9/30/2006	10/25/2002	5/3/2004
AZL Mid Cap Index Fund	4/30/2010	4/30/2010	N/A	N/A	4/30/2010	N/A	4/30/2010	4/30/2010	4/30/2010
AZL Money Market Fund	2/1/2000	11/12/2007	11/5/2001	5/1/2003	1/6/2006	3/5/2001	9/30/2006	10/25/2002	5/3/2004
AZL Morgan Stanley Global Real Estate Fund	5/1/2006	11/12/2007	N/A	N/A	5/1/2007	N/A	9/30/2006	5/1/2006	5/15/2006
AZL Multi-Manager Mid Cap Growth Fund	5/1/2001	11/12/2007	5/1/2001	5/1/2003	N/A	5/1/2001	9/30/2006	10/25/2002	5/3/2004
AZL MVP Balanced Index Strategy Fund	4/27/2015	1/23/2012	N/A	N/A	4/27/2015	N/A	4/27/2015	4/27/2015	4/27/2015
AZL MVP BlackRock Global Allocation Fund	N/A	1/23/2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL MVP DFA Multi-Strategy Fund	N/A	4/27/2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A

50	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

Fund	Allianz Alterity	Allianz Connections	Allianz Charter	Allianz Charter II	Allianz Custom Income	Allianz Dimensions	Allianz Elite	Allianz High Five	Allianz High Five Bonus
AZL MVP Franklin Templeton Founding Strategy Plus Fund	N/A	4/30/2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL MVP Fusion Balanced Fund	5/2/2005	11/12/2007	N/A	N/A	1/6/2006	N/A	9/30/2006	5/2/2005	5/2/2005
AZL MVP Fusion Conservative Fund	10/23/2009	10/23/2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL MVP Fusion Growth Fund	5/2/2005	11/12/2007	N/A	N/A	1/6/2006	N/A	9/30/2006	5/2/2005	5/2/2005
AZL MVP Fusion Moderate Fund	5/2/2005	11/12/2007	N/A	N/A	1/6/2006	N/A	9/30/2006	5/2/2005	5/2/2005
AZL MVP Growth Index Strategy Fund	4/27/2015	1/23/2012	N/A	N/A	4/27/2015	N/A	4/27/2015	4/27/2015	4/27/2015
AZL MVP Invesco Equity and Income Fund	N/A	1/23/2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL MVP T. Rowe Price Capital Appreciation Fund	N/A	1/27/2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL NFJ International Value Fund	N/A	4/28/2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Oppenheimer Discovery Fund	5/2/2005	11/12/2007	N/A	N/A	N/A	N/A	9/30/2006	5/2/2005	5/2/2005
AZL Pyramis Total Bond Fund	N/A	9/17/2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Russell 1000 Growth Index Fund	N/A	4/28/2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Russell 1000 Value Index Fund	N/A	4/28/2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL S&P 500 Index Fund	5/1/2007	11/12/2007	5/1/2007	5/1/2007	10/23/2009	5/1/2007	5/1/2007	5/1/2007	5/1/2007
AZL Schroder Emerging Markets Equity Fund CL 1	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Schroder Emerging Markets Equity Fund CL 2	5/1/2006	11/12/2007	5/1/2007	5/1/2007	N/A	5/1/2007	9/30/2006	5/1/2006	5/15/2006
AZL Small Cap Stock Index Fund	5/1/2007	11/12/2007	5/1/2007	5/1/2007	N/A	N/A	5/1/2007	5/1/2007	5/1/2007
AZL T. Rowe Price Capital Appreciation Fund	11/5/2001	11/12/2007	11/5/2001	5/1/2003	5/1/2007	11/5/2001	9/30/2006	10/25/2002	5/3/2004
BlackRock Equity Dividend V.I. Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
BlackRock Global Allocations V.I. Fund	5/1/2008	5/1/2008	N/A	N/A	N/A	N/A	N/A	5/1/2008	5/1/2008
ClearBridge Variable Aggressive Growth Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	3/11/2011	N/A	3/11/2011	3/11/2011	N/A	3/11/2011	N/A	3/11/2011	N/A
Columbia Variable Portfolio – Seligman Global Technology Fund	2/1/2000	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A	N/A
Davis VA Financial Portfolio	2/1/2000	11/12/2007	1/26/2001	5/1/2003	N/A	3/5/2001	9/30/2006	10/25/2002	5/3/2004
Davis VA Real Estate Portfolio	2/1/2000	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A	N/A
Davis VA Value Portfolio	2/1/2000	N/A	1/26/2001	5/1/2003	N/A	3/5/2001	N/A	10/25/2002	N/A
Dreyfus VIF Appreciation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance VT Floating-Rate Income Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Emerging Markets Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP FundsManager 50% Portfolio	5/2/2011	1/21/2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP FundsManager 60% Portfolio	5/2/2011	1/21/2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Mid Cap Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Strategic Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Franklin Founding Funds Allocation VIP Fund	9/21/2007	11/12/2007	N/A	N/A	9/21/2007	N/A	9/21/2007	9/21/2007	9/21/2007
Franklin Global Real Estate VIP Fund	11/5/2001	N/A	1/6/1999	5/1/2003	N/A	11/5/2001	N/A	10/25/2002	5/3/2004
Franklin Growth and Income VIP Fund	2/1/2000	N/A	1/6/1999	5/1/2003	N/A	3/5/2001	9/30/2006	10/25/2002	5/3/2004
Franklin High Income VIP Fund	11/5/2001	11/12/2007	1/6/1999	5/1/2003	N/A	11/5/2001	9/30/2006	10/25/2002	5/3/2004
Franklin Income VIP Fund	10/1/2003	11/12/2007	5/1/2003	10/1/2003	1/6/2006	5/1/2003	9/30/2006	5/1/2003	5/3/2004
Franklin Large Cap Growth VIP Fund	11/5/2001	N/A	1/6/1999	5/1/2003	N/A	11/5/2001	9/30/2006	10/25/2002	5/3/2004
Franklin Mutual Shares VIP Fund	2/1/2000	11/12/2007	1/6/1999	5/1/2003	1/6/2006	3/5/2001	9/30/2006	10/25/2002	5/3/2004
Franklin Rising Dividends VIP Fund	2/1/2000	N/A	1/6/1999	5/1/2003	N/A	3/5/2001	N/A	10/25/2002	5/3/2004
Franklin Small Cap Value VIP Fund	11/5/2001	N/A	1/6/1999	5/1/2003	N/A	11/5/2001	N/A	10/25/2002	5/3/2004
Franklin Small-Mid Cap Growth VIP Fund	2/1/2000	N/A	1/6/1999	5/1/2003	N/A	3/5/2001	N/A	10/25/2002	5/3/2004
Franklin Strategic Income VIP Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Franklin U.S. Government Securities VIP Fund	2/1/2000	11/12/2007	1/6/1999	5/1/2003	1/6/2006	3/5/2001	9/30/2006	10/25/2002	5/3/2004
Invesco V.I. American Franchise Fund	5/1/2001	N/A	5/1/2001	N/A	N/A	5/1/2001	N/A	N/A	N/A
Invesco V.I. American Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Balanced-Risk Allocation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Core Equity Fund	5/1/2006	N/A	5/1/2006	N/A	N/A	5/1/2006	N/A	N/A	N/A

51	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

Fund	Allianz Alterity	Allianz Connections	Allianz Charter	Allianz Charter II	Allianz Custom Income	Allianz Dimensions	Allianz Elite	Allianz High Five	Allianz High Five Bonus
Invesco V.I. Growth and Income Fund	2/1/2000	N/A	1/26/2001	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. International Growth Fund	2/1/2000	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A	N/A
Ivy Funds VIP Asset Strategy Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Energy Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Global Natural Resources Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Growth Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Mid Cap Growth Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Science and Technology Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jennison Portfolio	4/30/2010	N/A	4/30/2010	4/30/2010	N/A	4/30/2010	N/A	4/30/2010	4/30/2010
JPMorgan Insurance Trust Core Bond Portfolio	N/A	4/28/2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	4/24/2009	N/A	4/24/2009	N/A	N/A	N/A	N/A	N/A	N/A
Lazard Retirement International Equity Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS VIT II International Value Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS VIT Total Return Bond Portfolio	N/A	4/28/2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS VIT Utilities Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer Global Fund/VA	2/1/2000	N/A	1/26/2001	5/1/2003	N/A	3/5/2001	N/A	10/25/2002	N/A
Oppenheimer Global Multi-Alternatives Fund/VA	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer Global Strategic Income Fund/VA	10/26/2012	N/A	10/26/2012	10/26/2012	N/A	10/26/2012	N/A	10/26/2012	10/26/2012
Oppenheimer International Growth Fund/VA	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer Main Street Fund/VA	2/1/2000	N/A	1/26/2001	5/1/2003	N/A	3/5/2001	N/A	10/25/2002	N/A
PIMCO VIT All Asset Portfolio	5/3/2004	11/12/2007	N/A	5/3/2004	1/6/2006	N/A	9/30/2006	5/3/2004	5/3/2004
PIMCO VIT CommodityRealReturn Strategy Portfolio	5/2/2005	11/12/2007	N/A	N/A	N/A	N/A	9/30/2006	5/2/2005	5/2/2005
PIMCO VIT Emerging Markets Bond Portfolio	5/2/2005	11/12/2007	N/A	N/A	N/A	N/A	9/30/2006	5/2/2005	5/2/2005
PIMCO VIT Global Advantage Strategy Bond Portfolio	5/2/2011	5/2/2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO VIT Global Bond Portfolio	5/2/2005	11/12/2007	N/A	N/A	N/A	N/A	9/30/2006	5/2/2005	5/2/2005
PIMCO VIT Global Dividend Portfolio	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	10/23/2009	10/23/2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	N/A	4/30/2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO VIT High Yield Portfolio	2/1/2000	11/12/2007	1/26/2001	5/1/2003	1/6/2006	3/5/2001	9/30/2006	10/25/2002	5/3/2004
PIMCO VIT Low Duration Portfolio	N/A	#N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO VIT Real Return Portfolio	5/1/2003	11/12/2007	N/A	5/1/2003	1/6/2006	N/A	9/30/2006	5/1/2003	5/3/2004
PIMCO VIT Total Return Portfolio	2/1/2000	11/12/2007	1/26/2001	5/1/2003	1/6/2006	3/5/2001	9/30/2006	10/25/2002	5/3/2004
PIMCO VIT Unconstrained Bond Portfolio	5/2/2011	5/2/2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
RCM Dynamic Multi-Asset Plus VIT Portfolio	N/A	4/27/2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A
SP International Growth Portfolio	12/15/2000	N/A	12/15/2000	5/1/2003	N/A	3/5/2001	N/A	10/25/2002	5/3/2004
T. Rowe Price Blue Chip Growth Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
T. Rowe Price Equity Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
T. Rowe Price Health Sciences Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Templeton Foreign VIP Fund	10/1/2003	N/A	5/1/2003	10/1/2003	1/6/2006	5/1/2003	9/30/2006	5/1/2003	5/3/2004
Templeton Global Bond VIP Fund	5/1/2007	11/12/2007	1/6/1999	N/A	5/1/2007	N/A	5/1/2007	5/1/2007	5/1/2007
Templeton Growth VIP Fund	10/1/2003	11/12/2007	5/1/2003	10/1/2003	5/1/2007	5/1/2003	9/30/2006	5/1/2003	5/3/2004

52	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

Fund	Allianz High Five L	Allianz Index Advantage	Allianz Retirement Advantage	Allianz Retirement Pro	Allianz Rewards	Allianz Valuemark II & III	Allianz Valuemark IV	Allianz Valuemark Income Plus	Allianz Vision
Alger American Capital Appreciation Portfolio	N/A	N/A	N/A	N/A	5/5/2000	11/11/1999	11/11/1999	11/11/1999	N/A
Alger American LargeCap Growth Portfolio	N/A	N/A	N/A	N/A	5/5/2000	11/11/1999	11/11/1999	11/11/1999	N/A
Alger American MidCap Growth Portfolio	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
Alger American SmallCap Growth Portfolio	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
Allianz NFJ Dividend Value VIT Portfolio	N/A	N/A	4/28/2014	4/28/2014	N/A	N/A	N/A	N/A	4/28/2014
AZL Balanced Index Strategy Fund	10/23/2009	N/A	N/A	N/A	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009
AZL BlackRock Capital Appreciation Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL Boston Company Research Growth Fund	5/2/2005	N/A	9/17/2012	1/21/2011	11/5/2001	11/5/2001	11/5/2001	11/5/2001	5/1/2007
AZL DFA Multi-Strategy Fund	10/23/2009	N/A	N/A	N/A	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009
AZL Enhanced Bond Index Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	4/28/2014
AZL Federated Clover Small Value Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/1/2003	5/1/2003	5/1/2003	5/1/2003	5/1/2007
AZL Franklin Templeton Founding Strategy Plus Fund	N/A	N/A	9/17/2012	1/21/2011	10/23/2009	N/A	N/A	N/A	10/23/2009
AZL Gateway Fund	N/A	N/A	9/17/2012	1/21/2011	5/2/2011	N/A	N/A	N/A	4/30/2010
AZL International Index Fund	10/23/2009	N/A	9/17/2012	1/21/2011	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009
AZL Invesco Equity and Income Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/3/2004	5/3/2004	5/3/2004	5/3/2004	5/1/2007
AZL Invesco Growth and Income Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/1/2001	5/1/2001	5/1/2001	5/1/2001	5/1/2007
AZL Invesco International Equity Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/1/2002	5/1/2002	5/1/2002	5/1/2002	5/1/2007
AZL JPMorgan International Opportunities Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/1/2003	5/1/2003	5/1/2003	5/1/2003	5/1/2007
AZL JPMorgan U.S. Equity Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/3/2004	5/3/2004	5/3/2004	5/3/2004	5/1/2007
AZL MetWest Total Return Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	4/27/2015
AZL MFS Investors Trust Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL MFS Mid Cap Value Fund	5/1/2006	N/A	9/17/2012	1/21/2011	5/1/2006	5/1/2006	5/1/2006	N/A	5/1/2007
AZL MFS Value Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/1/2001	5/1/2001	5/1/2001	5/1/2001	5/1/2007
AZL Mid Cap Index Fund	4/30/2010	N/A	9/17/2012	1/21/2011	4/30/2010	4/30/2010	4/30/2010	N/A	4/30/2010
AZL Money Market Fund	5/2/2005	9/16/2013	9/17/2012	1/21/2011	5/5/2000	11/5/2001	11/5/2001	11/5/2001	5/1/2007
AZL Morgan Stanley Global Real Estate Fund	5/1/2006	N/A	9/17/2012	1/21/2011	5/1/2006	5/1/2006	5/1/2006	N/A	5/1/2007
AZL Multi-Manager Mid Cap Growth Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/1/2001	5/1/2001	5/1/2001	5/1/2001	5/1/2007
AZL MVP Balanced Index Strategy Fund	4/27/2015	9/16/2013	N/A	N/A	4/27/2015	4/27/2015	4/27/2015	N/A	1/23/2012
AZL MVP BlackRock Global Allocation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP DFA Multi-Strategy Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	4/27/2015
AZL MVP Franklin Templeton Founding Strategy Plus Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	4/30/2012
AZL MVP Fusion Balanced Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL MVP Fusion Conservative Fund	N/A	N/A	9/17/2012	1/21/2011	10/23/2009	N/A	N/A	N/A	10/23/2009
AZL MVP Fusion Growth Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL MVP Fusion Moderate Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL MVP Growth Index Strategy Fund	4/27/2015	9/16/2013	N/A	N/A	4/27/2015	4/27/2015	4/27/2015	N/A	1/23/2012
AZL MVP Invesco Equity and Income Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP T. Rowe Price Capital Appreciation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/27/2014
AZL NFJ International Value Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	4/28/2014
AZL Oppenheimer Discovery Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL Pyramis Total Bond Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	9/17/2012
AZL Russell 1000 Growth Index Fund	N/A	N/A	9/17/2012	1/21/2011	N/A	N/A	N/A	N/A	4/28/2014
AZL Russell 1000 Value Index Fund	N/A	N/A	9/17/2012	1/21/2011	N/A	N/A	N/A	N/A	4/28/2014
AZL S&P 500 Index Fund	5/1/2007	N/A	9/17/2012	N/A	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007
AZL Schroder Emerging Markets Equity Fund CL 1	N/A	N/A	N/A	N/A	N/A	5/1/2007	5/1/2007	5/1/2007	N/A
AZL Schroder Emerging Markets Equity Fund CL 2	5/1/2006	N/A	9/17/2012	1/21/2011	5/1/2006	5/1/2006	5/1/2006	N/A	5/1/2007
AZL Small Cap Stock Index Fund	5/1/2007	N/A	9/17/2012	1/21/2011	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007
AZL T. Rowe Price Capital Appreciation Fund	5/2/2005	N/A	9/17/2012	1/21/2011	11/5/2001	11/5/2001	11/5/2001	11/5/2001	5/1/2007

53	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

Fund	Allianz High Five L	Allianz Index Advantage	Allianz Retirement Advantage	Allianz Retirement Pro	Allianz Rewards	Allianz Valuemark II & III	Allianz Valuemark IV	Allianz Valuemark Income Plus	Allianz Vision
BlackRock Equity Dividend V.I. Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
BlackRock Global Allocation V.I. Fund	5/1/2008	N/A	9/17/2012	1/21/2011	5/1/2008	5/1/2008	5/1/2008	N/A	5/1/2008
ClearBridge Variable Aggressive Growth Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	N/A	N/A	N/A	N/A	3/11/2011	3/11/2011	3/11/2011	3/11/2011	N/A
Columbia Variable Portfolio – Seligman Global Technology Fund	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
Davis VA Financial Portfolio	5/2/2005	N/A	N/A	N/A	5/5/2000	5/1/2002	5/1/2002	5/1/2002	5/1/2007
Davis VA Real Estate Portfolio	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
Davis VA Value Portfolio	N/A	N/A	N/A	N/A	5/5/2000	5/1/2002	5/1/2002	5/1/2002	N/A
Dreyfus VIF Appreciation Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Eaton Vance VT Floating-Rate Income Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Emerging Markets Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Fidelity VIP FundsManager 50% Portfolio	N/A	N/A	N/A	N/A	5/2/2011	N/A	N/A	N/A	1/21/2011
Fidelity VIP FundsManager 60% Portfolio	N/A	N/A	N/A	N/A	5/2/2011	N/A	N/A	N/A	1/21/2011
Fidelity VIP Mid Cap Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Strategic Income Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Franklin Founding Funds Allocation VIP Fund	9/21/2007	N/A	9/17/2012	1/21/2011	9/21/2007	9/21/2007	9/21/2007	N/A	9/21/2007
Franklin Global Real Estate VIP Fund	5/2/2005	N/A	N/A	N/A	11/5/2001	1/24/1989	2/3/1997	7/1/1994	N/A
Franklin Growth and Income VIP Fund	5/2/2005	N/A	N/A	N/A	5/5/2000	1/24/1989	2/3/1997	7/1/1994	N/A
Franklin High Income VIP Fund	5/2/2005	N/A	9/17/2012	1/21/2011	11/5/2001	1/24/1989	2/3/1997	5/1/1999	5/1/2007
Franklin Income VIP Fund	5/2/2005	N/A	9/17/2012	1/21/2011	9/1/2003	5/1/2003	10/1/2003	5/1/2003	5/1/2007
Franklin Large Cap Growth VIP Fund	5/2/2005	N/A	N/A	N/A	11/5/2001	5/1/1996	2/3/1997	5/1/1996	N/A
Franklin Mutual Shares VIP Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/5/2000	11/8/1996	2/3/1997	11/8/1996	5/1/2007
Franklin Rising Dividends VIP Fund	5/2/2005	N/A	9/17/2012	N/A	5/5/2000	1/27/1992	2/3/1997	7/1/1994	N/A
Franklin Small Cap Value VIP Fund	N/A	N/A	N/A	N/A	11/5/2001	5/1/1998	5/1/1998	5/1/1998	N/A
Franklin Small-Mid Cap Growth VIP Fund	5/2/2005	N/A	N/A	N/A	5/5/2000	11/1/1995	2/3/1997	11/1/1995	N/A
Franklin Strategic Income VIP Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Franklin U.S. Government Securities VIP Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/5/2000	3/14/1989	2/3/1997	9/1/1994	5/1/2007
Invesco V.I. American Franchise Fund	N/A	N/A	N/A	N/A	5/1/2001	5/1/2001	5/1/2001	5/1/2001	N/A
Invesco V.I. American Value Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Balanced-Risk Allocation Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Core Equity Fund	N/A	N/A	N/A	N/A	5/1/2006	N/A	N/A	N/A	N/A
Invesco V.I. Growth and Income Fund	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
Invesco V.I. International Growth Fund	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
Ivy Funds VIP Asset Strategy Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Energy Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Global Natural Resources Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Growth Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Mid Cap Growth Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Science and Technology Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Jennison Portfolio	4/30/2010	N/A	N/A	N/A	4/30/2010	4/30/2010	4/30/2010	4/30/2010	N/A
JPMorgan Insurance Trust Core Bond Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	4/28/2014
JPMorgan Insurance Trust U.S. Equity Portfolio	N/A	N/A	N/A	N/A	4/24/2009	N/A	N/A	N/A	N/A
Lazard Retirement International Equity Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A

54	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

Fund	Allianz High Five L	Allianz Index Advantage	Allianz Retirement Advantage	Allianz Retirement Pro	Allianz Rewards	Allianz Valuemark II & III	Allianz Valuemark IV	Allianz Valuemark Income Plus	Allianz Vision
MFS VIT II International Value Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
MFS VIT Total Return Bond Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	4/28/2014
MFS VIT Utilities Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Oppenheimer Global Fund/VA	N/A	N/A	N/A	N/A	5/5/2000	5/1/2002	5/1/2002	5/1/2002	N/A
Oppenheimer Global Multi-Alternatives Fund/VA	N/A	N/A	4/28/2014	4/28/2014	N/A	N/A	N/A	N/A	N/A
Oppenheimer Global Strategic Income Fund/VA	10/26/2012	N/A	N/A	N/A	10/26/2012	10/26/2012	10/26/2012	N/A	N/A
Oppenheimer International Growth Fund/VA	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Oppenheimer Main Street Fund/VA	N/A	N/A	N/A	N/A	5/5/2000	5/1/2002	5/1/2002	5/1/2002	N/A
PIMCO VIT All Asset Portfolio	5/2/2005	N/A	9/17/2012	1/21/2011	5/3/2004	5/3/2004	5/3/2004	5/3/2004	5/1/2007
PIMCO VIT CommodityRealReturn Strategy Portfolio	5/2/2005	N/A	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
PIMCO VIT Emerging Markets Bond Portfolio	5/2/2005	N/A	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
PIMCO VIT Global Advantage Strategy Bond Portfolio	N/A	N/A	N/A	N/A	5/2/2011	N/A	N/A	N/A	5/2/2011
PIMCO VIT Global Bond Portfolio	5/2/2005	N/A	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
PIMCO VIT Global Dividend Portfolio	4/30/2010	N/A	9/17/2012	1/21/2011	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	N/A	N/A	9/17/2012	1/21/2011	10/23/2009	N/A	N/A	N/A	10/23/2009
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	4/30/2012
PIMCO VIT High Yield Portfolio	5/2/2005	N/A	9/17/2012	1/21/2011	5/5/2000	11/5/2001	11/5/2001	11/5/2001	5/1/2007
PIMCO VIT Low Duration Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
PIMCO VIT Real Return Portfolio	5/2/2005	N/A	9/17/2012	1/21/2011	5/1/2003	5/1/2003	5/1/2003	5/1/2003	5/1/2007
PIMCO VIT Total Return Portfolio	5/2/2005	N/A	9/17/2012	1/21/2011	5/5/2000	11/5/2001	11/5/2001	11/5/2001	5/1/2007
PIMCO VIT Unconstrained Bond Portfolio	N/A	N/A	9/17/2012	5/2/2011	5/2/2011	N/A	N/A	N/A	5/2/2011
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
RCM Dynamic Multi-Asset Plus VIT Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	4/27/2015
SP International Growth Portfolio	5/2/2005	N/A	N/A	N/A	12/15/2000	12/15/2000	12/15/2000	5/1/2001	N/A
T. Rowe Price Blue Chip Growth Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
T. Rowe Price Equity Income Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
T. Rowe Price Health Sciences Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Templeton Foreign VIP Fund	5/2/2005	N/A	N/A	N/A	9/1/2003	5/1/2003	10/1/2003	5/1/2003	N/A
Templeton Global Bond VIP Fund	5/1/2007	N/A	9/17/2012	1/21/2011	5/1/2007	1/24/1989	2/3/1997	9/1/1994	5/1/2007
Templeton Growth VIP Fund	5/2/2005	N/A	9/17/2012	1/21/2011	9/1/2003	5/1/2003	10/1/2003	5/1/2003	5/1/2007

55	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

During the years ended December 31, 2015 and 2014, several funds changed their name as summarized with the effective date of the change in the following table:

Current Fund Name	Prior Fund Name	Effective Date
AZL MFS Mid Cap Value Fund	AZL Columbia Mid Cap Value Fund	January 27, 2014
Franklin Founding Funds Allocation VIP Fund	Franklin Templeton VIP Founding Funds Allocation Fund	April 28, 2014
Franklin Global Real Estate VIP Fund	Franklin Global Real Estate Securities Fund	April 28, 2014
Franklin Growth and Income VIP Fund	Franklin Growth and Income Securities Fund	April 28, 2014
Franklin High Income VIP Fund	Franklin High Income Securities Fund	April 28, 2014
Franklin Income VIP Fund	Franklin Income Securities Fund	April 28, 2014
Franklin Large Cap Growth VIP Fund	Franklin Large Cap Growth Securities Fund	April 28, 2014
Franklin Mutual Shares VIP Fund	Mutual Shares Securities Fund	April 28, 2014
Franklin Rising Dividends VIP Fund	Franklin Rising Dividends Securities Fund	April 28, 2014
Franklin Small Cap Value VIP Fund	Franklin Small Cap Value Securities Fund	April 28, 2014
Franklin Small-Mid Cap Growth VIP Fund	Franklin Small-Mid Cap Growth Securities Fund	April 28, 2014
Franklin Strategic Income VIP Fund	Franklin Strategic Income Securities Fund	April 28, 2014
Franklin U.S. Government Securities VIP Fund	Franklin U.S. Government Fund	April 28, 2014
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	PIMCO VIT Global Multi-Asset Portfolio	April 28, 2014
Templeton Foreign VIP Fund	Templeton Foreign Securities Fund	April 28, 2014
Templeton Global Bond VIP Fund	Templeton Global Bond Securities Fund	April 28, 2014
Templeton Growth VIP Fund	Templeton Growth Securities Fund	April 28, 2014
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	Legg Mason Dynamic Multi-Strategy VIT Portfolio	June 30, 2014
AZL Boston Company Research Growth Fund	AZL Dreyfus Research Growth Fund	April 27, 2015
AZL DFA Multi-Strategy Fund	AZL Growth Index Strategy Fund	April 27, 2015
AZL Pyramis Total Bond Fund	AZL Pyramis Core Bond Fund	April 27, 2015
Oppenheimer Global Multi-Alternatives Fund/VA	Oppenheimer Diversified Alternatives Fund/VA	April 27, 2015
AZL Multi-Manager Mid Cap Growth Fund	AZL Morgan Stanley Mid Cap Growth Fund	November 23, 2015
MFS VIT Total Return Bond Portfolio	MFS VIT Research Bond Portfolio	November 23, 2015
PIMCO VIT Global Dividend Portfolio	PIMCO EqS Pathfinder Portfolio	November 23, 2015

Effective August 7, 2015, a One-for-Two Reverse Split occurred for the PIMCO VIT CommodityRealReturn Strategy Portfolio. The effect of this transaction was to divide the number of outstanding shares of the Fund by the split ratio, resulting in a corresponding increase in the net asset value per share. The shares presented in the Statements of Assets and Liabilities reflect this reverse split. There were no changes in net assets, results of operations or total return as a result of this transaction.

During the years ended December 31, 2015 and 2014, the following fund was closed to new money:

Fund	Date Closed
JPMIT International Equity Portfolio	December 12, 2014

56	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

During the years ended December 31, 2015 and 2014, the following funds were added as available options:

Fund	Date Opened
AZL MVP T. Rowe Price Capital Appreciation Fund	January 27, 2014
Allianz NFJ Dividend Value VIT Portfolio	April 28, 2014
AZL Enhanced Bond Index Fund	April 28, 2014
Oppenheimer Diversified Alternatives Fund/VA	April 28, 2014
AZL MetWest Total Return Bond Fund	April 27, 2015
AZL MVP DFA Multi-Strategy Fund	April 27, 2015
RCM Dynamic Multi-Asset Plus VIT Portfolio	April 27, 2015

During the years ended December 31, 2015 and 2014, no funds were merged or replaced.

Contracts in Annuity Payment Period

Annuity reserves are computed for currently payable contracts according to the 1983 and 2000 Individual Annuity Mortality Tables using an assumed investment return (AIR) equal to the AIR of the specific contracts, either 3%, 5%, or 7%. Charges to annuity reserves for mortality and risk expense are reimbursed to Allianz Life if the reserves required are less than originally estimated. If additional reserves are required, Allianz Life reimburses the account.

Bonus

A bonus is awarded to owners of the Allianz Rewards, Allianz High Five Bonus and Allianz Vision with Bonus Option contracts at the time the Variable Account receive a purchase payment if the older owner is age 80 or younger. The bonus paid is based on the following schedule:

Net Purchase Payment	Allianz Rewards	Allianz High Five Bonus	Allianz Vision Bonus
$0 to $24,999	4%	3%	6%
$25,000 to $99,000	5%	4%	6%
$100,000 to $999,999	6%	5%	6%
$1,000,000 to $4,999,999	7%	6%	6%
$5,000,000 or more	8%	7%	6%

The bonus is vested over three years, on each 12 month anniversary, therefore, if the contract owner surrenders the contract before the full vesting period, a portion of the bonus can be recaptured by Allianz Life. The accumulated gain/loss on the bonus is 100% vested as it is earned. The vesting rates are presented in the following schedule:

Number of Complete Years Since Purchase Payment Receipt	Allianz Rewards	Allianz High Five Bonus	Allianz Vision Bonus
0	0%	0%	0%
1	35%	35%	35%
2	70%	70%	70%
3+	100%	100%	100%

57	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

Expenses

All Mortality and Expense Risk (M&E) charges and administrative charges are annualized rates that are calculated and assessed daily as a percentage of each Investment Option’s net asset value.

The M&E charge and administrative charge for Allianz Alterity can be summarized as follows:

The Allianz Alterity Contract was launched in January 2000, and sales were discontinued in July 2010. The most recently offered Allianz Alterity Base Contract provided a Traditional Guaranteed Minimum Death Benefit (Traditional GMDB), where the death benefit is the greater of current contract value or total purchase payments adjusted for partial withdrawals. An owner could instead select either the Enhanced Guaranteed Minimum Death Benefit (Enhanced GMDB), or the Earnings Protection Guaranteed Minimum Death Benefit (Earnings Protection GMDB). Under the Enhanced GMDB, the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or (b) total purchase payments adjusted for partial withdrawals increased annually by 3%. Under the Earnings Protection GMDB, the death benefit is the current contract value or the greater of: a) total purchase payments adjusted for partial withdrawals, or b) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value. The most recently offered Allianz Alterity Contract also provided an optional PRIME Plus Benefit, which included a Guaranteed Minimum Income Benefit (GMIB) and a Guaranteed Partial Withdrawal Benefit (GPWB). The PRIME Plus Benefit provided a guaranteed minimum fixed income stream and was designed for owners who wanted flexibility in the way they access income. The guaranteed income is based on the greater of: (a) current contract value, (b) the highest contract anniversary value, or (c) total purchase payments adjusted for partial withdrawals increased annually by 7%.

The May 2003 Contract was replaced by the most recently offered Contract in May 2006. The May 2003 Contracts offered a choice of either the Traditional PRIME Benefit (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals) or the Enhanced PRIME Benefit (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3% or 7%). Both PRIME Benefits included a GMIB and a GPWB. The Original Contract was first offered in January 2000 and was replaced by the May 2003 Contract. The Original Contract automatically provided a Traditional GMIB (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals), or owners could select the optional Enhanced GMIB for an additional charge (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 5%).

Charges during the Accumulation Phase (includes 0.15% of administrative charge) are as follows:

	Most Recently Offered Base Contract without a PRIME Benefit	Most Recently Offered Contract with the PRIME Plus Benefit
Traditional GMDB	1.50%	2.20%
Earnings Protection GMDB	1.80%	2.45%
Enhanced GMDB	1.80%	2.40%

	Original Contract (which includes the Traditional GMIB)	Original Contract with Enhanced GMIB	May 2003 Contract without a PRIME Benefit	May 2003 Contract with the Traditional PRIME Benefit	May 2003 Contract with the Enhanced PRIME Benefit
Traditional GMDB	1.40%	1.70%	1.50%	1.70%	2.20%
Earnings Protection GMDB	1.60%	1.90%	1.80%	2.00%	2.45%
Enhanced GMDB	1.70%	1.90%	1.80%	1.95%	2.40%

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.50% for the most recently offered Allianz Alterity Contract and the May 2003 Contract and 1.40% for the Original Contract.

The M&E charge and administrative charge for Allianz Rewards can be summarized as follows:

The Allianz Rewards Contract was launched in May 2000, and sales were discontinued in May 2010. The most recently offered Allianz Rewards Base Contract automatically provided a bonus of 4% to 8% on each purchase payment received before the older owner reaches age 81. The bonus is subject to a three-year vesting schedule. The most recently offered Allianz Rewards Base Contract provided a Traditional GMDB, where the death benefit is the greater of current contract value or total purchase payments adjusted for partial withdrawals. An owner could instead select the Enhanced GMDB), the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%. The most recently offered Allianz Rewards Contract also provided an optional PRIME Plus Benefit, which included a GMIB and a GPWB. The PRIME Plus Benefit provided a guaranteed minimum fixed income stream and was designed for owners who wanted flexibility in the way they access income. The guaranteed income is based on the greater of: (a) current contract value, (b) the highest contract anniversary value, or (c) total purchase payments adjusted for partial withdrawals increased annually by 7%.

There are also three older versions of the Allianz Rewards Contract. The Original Contract was first offered in May 2000. The primary difference between the Original Contract and the most recently offered Contract is the M&E charge for the Original Contract, without any optional benefits, is lower than the most recently offered Contract. The Original Contract also offered a choice of either the Traditional PRIME Benefit (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals) or Enhanced PRIME Benefit (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3% or 7%). Both PRIME Benefits included a GMIB and a GPWB. The September 2002 Contract without any optional benefits had the same M&E charge as the Original Contract, but the September 2002 Contract only offered an Enhanced GMIB for an additional charge (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 5%), but did not offer a PRIME Benefit. The May 2003 Contract replaced both the Original Contract and the September 2002 Contract. The May 2003 Contract also offered a choice of either the Traditional PRIME Benefit or Enhanced PRIME Benefit that were available on the Original Contract, but the charge for these features was higher than for the Original Contract.

58	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

Charges during the Accumulation Phase (includes 0.15% of administrative charge) are as follows:

	May 2003 Contract without a PRIME Benefit	May 2003 Contract with the Traditional PRIME Benefit	May 2003 Contract with the Enhanced PRIME Benefit	Most recently offered Base Contract	Most recently offered Contract with the PRIME Plus Benefit
Traditional GMDB	1.70%	1.90%	2.40%	1.70%	2.40%
Enhanced GMDB	2.00%	2.15%	2.60%	2.00%	2.60%

	Original Contract without a PRIME Benefit	Original Contract with the Traditional PRIME Benefit	Original Contract with the Enhanced PRIME Benefit	September 2002 Contract without the GMIB	September 2002 Contract with the Enhanced GMIB
Traditional GMDB	1.65%	1.85%	2.35%	1.65%	1.95%
Enhanced GMDB	1.85%	2.05%	2.55%	1.95%	2.15%

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.70% for the most recently offered Allianz Rewards Contract and the May 2003 Contract; and the charges are 1.65% for the Original Contract and the September 2002 Contract.

The M&E charge and administrative charge for Allianz Charter can be summarized as follows:

Allianz Charter was launched in January 1999, and sales were discontinued in May 2003. The Allianz Charter contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments less partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the current contract value or the greater of: a) total purchase payments less partial withdrawals, or b) the highest contract anniversary value.

Charges during the Accumulation and Annuity Phases (includes a 0.15% administrative charge) are as follows:

	Charges during the Accumulation Phase	Charges during the Annuity Phase if the owner takes variable annuity payments
Traditional GMDB	1.15%	1.15%
Enhanced GMDB	1.35%	1.15%

The M&E charge for Allianz Charter II can be summarized as follows:

Allianz Charter II was launched in May 2003, and sales were discontinued in May 2005. The Allianz Charter II contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select either the optional Enhanced GMDB, or the optional Earnings Protection GMD. Under the Enhanced GMDB, the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%. Under the Earnings Protection GMDB, the death benefit is the current contract value or the greater of: a) total purchase payments adjusted for partial withdrawals, or b) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value.

The Allianz Charter II contract also offered a choice of the Traditional PRIME Benefit (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals) or Enhanced PRIME Benefit (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3% and 7%). The PRIME Benefits include a GPWB and a GMIB. The PRIME Benefits provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB.

M&E charges during the Accumulation Phase are as follows:

	Contracts without a PRIME Benefit	Contracts with the Traditional PRIME Benefit	Contracts with the Enhanced PRIME Benefit
Traditional GMDB	1.75%	1.95%	2.45%
Enhanced GMDB	2.05%	2.20%	2.65%
Earnings Protection GMDB	2.05%	2.25%	2.70%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.75%.

The M&E charge for Allianz Dimensions can be summarized as follows:

Allianz Dimensions was launched in March 2001, and sales were discontinued in May 2002. The Allianz Dimensions contract automatically provided a Return of Principal GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. In all states except Washington, the owner could instead select either the optional Double Principal GMDB, or the Earnings Protection GMDB for an additional charge. Under the Double Principal GMDB the death benefit is the greater of: a) current contract value, b) the highest contract anniversary value, or c) after the fifth Contract Anniversary, double total purchase payments adjusted for partial withdrawals. Under the Earnings Protection GMDB, the death benefit is the current contract value or the greater of: a) the Return of Principal GMDB, or b) contract value plus an additional amount based on the owner’s age and the lesser of either total purchase payments or contract value less total purchase payments. In the state of Washington, the owner could instead select the optional Enhanced GMDB for an additional charge. Under the Enhanced GMDB, the death benefit is the greater of: a) current contract value, b) the highest contract anniversary value, or c) total purchase payments adjusted for partial withdrawals increased annually by 3%.

59	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

The Allianz Dimensions contract also automatically included the Guaranteed Value Protection (GVP) through the Guaranteed Principal Protector Benefit (GPP Benefit), or the owner could instead select the Guaranteed Performance Accumulator Benefit (GPA Benefit) that was available under the GVP for an additional charge. However, if the contract was owned by a non-individual or trust, the GVP was not available. The GPP Benefit guaranteed the return of total purchase payments adjusted for withdrawals. The GPA Benefit locked in the highest contract anniversary value every ten years, with the minimum guarantee of two times the total purchase payments adjusted for partial withdrawals at the 20th Contract Anniversary.

M&E charges during the Accumulation Phase are as follows:

	Return of Principal GMDB	Double Principal GMDB	Earnings Protection GMDB or the Enhanced GMDB
GPP Benefit or no GVP	1.50%	1.80%	1.70%
GPA Benefit	1.70%	2.00%	1.90%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.50%.

The M&E charge for Allianz Elite can be summarized as follows:

Allianz Elite was launched in September of 2006, and sales were discontinued in December 2007. Allianz Elite featured a decreasing M&E charge. The M&E charge decreases 0.05% each year for three years beginning in the third contract year, until it has decreased by a total of 0.15% by the fifth contract year. Allianz Elite also offered the optional Short Withdrawal Charge Option that reduced the withdrawal charge period from seven years to four years. The Short Withdrawal Charge Option carried an additional M&E charge of 0.35% for the first seven contract years.

Allianz Elite automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional 0.30% M&E charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%.

Allianz Elite also offered the optional PRIME Plus Benefit, which carried an additional M&E charge. The PRIME Plus Benefit was the only optional benefit that could be selected after the contract was issued and it includes a GPWB and a GMIB. The PRIME Plus Benefit provides a guaranteed minimum fixed income stream and is designed for owners who want flexibility in the way they access income. The guaranteed income is based on the greater of: (a) current contract value, (b) the highest contract anniversary value, or (c) total purchase payments adjusted for partial withdrawals increased annually by 7%.

M&E charges during the Accumulation Phase are as follows:

	Contracts with no optional benefits	Contracts with the Short Withdrawal Charge Option	Contracts with the PRIME Plus Benefit*	Contracts with Short Withdrawal Charge Option and the PRIME Plus Benefit*
Traditional GMDB	1.15% decreasing to 1.00% by the 5th contract year	1.50% decreasing to 1.35% by the 5th contract year and then decreasing to 1.00% by the 8th contract year	1.85% decreasing to 1.70% by the 5th contract year	2.20% decreasing to 2.05% by the 5th contract year and then decreasing to 1.70% by the 8th contract year
Enhanced GMDB	1.45% decreasing to 1.30% by the 5th contract year	1.80% decreasing to 1.65% by the 5th contract year and then decreasing to 1.30% by the 8th contract year	2.05% decreasing to 1.90% by the 5th contract year	2.40% decreasing to 2.25% by the 5th contract year and then decreasing to 1.90% by the 8th contract year

*	Assumes the PRIME Plus Benefit was selected at contract issue.

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.00%.

The M&E charge for Allianz Custom Income can be summarized as follows:

Allianz Custom Income was launched in January 2006, and sales were discontinued in December 2007. Allianz Custom Income automatically provided a Traditional GMDB for no additional charge where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. Allianz Custom Income also automatically provides the Total Income Package (TIP) of benefits for an additional M&E charge unless the owner elects otherwise at Contract issue. The TIP includes the Increasing Withdrawals Benefit (IWB), the Withdrawals Plus Benefit (WPB), and the Lifetime Income Benefit (LIB). The IWB guarantees a minimum amount of income in the form of partial withdrawals, and the maximum amount that is able to be withdrawn can increase each year. The WPB guarantees a minimum amount of lifetime income in the form of partial withdrawals and continued access to Contract Value. The LIB provides lifetime income in the form of Annuity Payments that are guaranteed never to be less than the initial payment made, and the payment amount can increase based on the performance of the Investment Options as frequently as every year. The LIB also provides a Liquidation Value that is available for Excess Withdrawals and/or payment of a death benefit for a limited period of time.

60	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

M&E Charges during the Accumulation and Annuity Phase are as follows:

	For Contracts with the TIP	For Contracts without the TIP
During the Accumulation Phase	2.20%	1.45%
During the Annuity Phase under the LIB	2.20%	N/A
During the Annuity Phase under Traditional Annuity Payments if the owner takes variable annuity payments	1.45%	1.45%

The M&E charge for Allianz High Five can be summarized as follows:

Allianz High Five was launched in October 2002, and sales were discontinued in March 2009. The Allianz High Five February 2007 Contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

The February 2007 Contract also automatically provided Living Guarantees unless the owner elected otherwise at Contract issue. The Living Guarantees include the Guaranteed Account Value Benefit (GAV Benefit), the GMIB and the Guaranteed Withdrawal Benefit (GWB). There are no additional fees or charges associated with the Living Guarantees. However, the contract value is monitored daily and systematically transferred between the selected investment options and the Fixed Period Accounts (FPAs) to support the Living Guarantees. Owners that transfer or withdraw contract value from a FPA may have the value of the withdrawal or transfer adjusted based on a formula called a Market Value Adjustment (MVA). The MVA formula compares the interest rates credited at the time of investment, to interest rates being credited when the withdrawal or transfer is made. The amount of any MVA depends on the rates that are currently being credited on the FPAs.

The GAV Benefit guarantees that beginning on the fifth contract anniversary, and on each subsequent contract anniversary until the contract ends or the owner takes a Full Annuitization, the contract value will be at least equal to an amount called the GAV from five years ago, reduced by subsequent withdrawals. The GAV is initially equal to the purchase payments received within 90 days of contract issue. The GAV is recalculated on each contract anniversary to equal the greater of: a) the previous GAV adjusted for subsequent purchase payments and partial withdrawals, or b) the current contract value. The GAV Benefit does not provide any protection until the fifth and subsequent contract anniversaries, and does not lock in any investment gains until at least five years after they occur. The GMIB guarantees a minimum level of income through annuity payments after the fifth contract year. The GWB guarantees a minimum level of income through partial withdrawals.

There are also three older versions of the Allianz High Five Contract. The Original Contract first became available in October 2002. There are two versions of the Original Contract: one was issued before June 22, 2007, and the other was first offered on or after June 22, 2007 and had a lower M&E charge. The Original Contract was replaced in nearly all states by the May 2005 Contract. The primary difference between the Original Contract and the May 2005 Contract is the May 2005 Contract had a two-year waiting period on GWB exercise, and restricted allocations to the FPAs to 50% of Purchase Payments. The May 2005 Contract was replaced by the February 2007 Contract. The primary difference between the February 2007 Contract and the May 2005 Contract is the February 2007 Contract has a lower M&E charge.

M&E charges during the Accumulation Phase are as follows:

	February 2007 Contract and Original Contract issued on or after June 22, 2007	May 2005 Contract and Original Contract issued before June 22, 2007
Traditional GMDB	1.25%	1.40%
Enhanced GMDB	1.45%	1.60%

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.25% for the February 2007 Contract and the Original Contract issued on or after June 22, 2007, and are 1.40% for the Original Contract issued before June 22, 2007, and the May 2005 Contract.

The M&E charge and administrative charge for Allianz High Five Bonus can be summarized as follows:

Allianz High Five Bonus was launched in April 2004, and sales were discontinued in March 2009. The Allianz High Five Bonus May 2007 Contract automatically provides a bonus of 3% to 7% on each purchase payment received before the older owner reaches age 81. The bonus is subject to a three-year vesting schedule. The Allianz High Five Bonus Contracts also automatically provides a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead elect the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

Allianz High Five Bonus also automatically provides Living Guarantees. The Living Guarantees include the GAV Benefit, the GMIB and the GWB. There are no additional fees or charges associated with the Living Guarantees. However, the contract value is monitored daily and systematically transferred between the selected Investment Options and the FPAs to support the Living Guarantees. Owners that transfer or withdraw contract value from a FPA may have the value of the withdrawal or transfer adjusted based on a formula called a MVA. The MVA formula compares the interest rates credited at the time of investment to interest rates being credited when the withdrawal or transfer is made. The amount of any MVA depends on the rates that are currently being credited on the FPAs.

The GAV Benefit guarantees that beginning on the fifth contract anniversary, and on each subsequent contract anniversary until the contract ends or the owner begins receiving annuity payments, the contract value will be at least equal to the GAV from five years ago, reduced by subsequent withdrawals. The GAV is initially equal to the purchase payments received within 90 days of Contract issue. The GAV is recalculated on each Contract Anniversary to equal the greater of: a) the previous GAV adjusted for subsequent purchase payments and partial withdrawals, or b) the current contract value. The GAV Benefit does not provide any protection until the fifth and subsequent contract anniversaries, and does not lock in any investment gains until at least five years after they occur. The GMIB guarantees a minimum level of income through annuity payments after the fifth contract year. The GWB guarantees a minimum level of income through partial withdrawals.

61	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

There were also two older versions of the Allianz High Five Bonus Contract. The Original Contract first became available in April 2004, and was replaced in nearly all states by the May 2005 Contract. The May 2005 Contract was replaced by the May 2007 Contract. The primary difference between the May 2007 Contract and the Original and May 2005 Contracts are the length of the withdrawal charge period. Original and May 2005 Contracts have a ten-year withdrawal charge period and the May 2007 Contract has a nine-year withdrawal charge period. The primary difference between the Original Contract and May 2005 Contract is that Original Contracts have no waiting period on the exercise of the GWB and there are no restrictions on allocations of Purchase Payments to the FPAs.

Charges during the Accumulation Phase (includes a 0.15% administrative charge) are as follows:

Charges
Traditional GMDB	1.70%
Enhanced GMDB	1.90%

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.70%.

The M&E charge for Allianz High Five L can be summarized as follows:

Allianz High Five L was launched in April 2005, and sales were discontinued in March 2009. Allianz High Five L May 2007 Contract automatically provides a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead elect the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

Allianz High Five L also offered optional Living Guarantees. The Living Guarantees include the GWB and either the Guaranteed Principal Value Benefit (GPV Benefit) or the GAV Benefit. There is no additional fee or charge for the Living Guarantees with the GPV Benefit; however, there is an additional M&E charge for selecting the GAV Benefit. In addition, the contract value is monitored daily and systematically transferred between the selected investment options and the FPAs to support the Living Guarantees. Owners that transfer or withdraw contract value from a FPA may have the value of the withdrawal or transfer adjusted based on a formula called a MVA. The MVA formula compares the interest rates credited at the time of investment to interest rates being credited when the withdrawal or transfer is made. The amount of any MVA depends on the rates that are currently being credited on the FPAs.

The GPV and GAV Benefits guarantee that beginning on the fifth contract anniversary, and on each subsequent contract anniversary until the contract ends or the owner takes a Full Annuitization, the contract value will be at least equal to an amount called the GPV or GAV from five years ago, reduced by subsequent withdrawals. The GPV and GAV are initially equal to the purchase payments received within 90 days of contract issue. The GPV is recalculated on each contract anniversary to equal the previous GPV adjusted for subsequent Purchase Payments and partial withdrawals. The GAV is recalculated on each contract anniversary to equal the greater of: a) the previous GAV adjusted for subsequent Purchase Payments and partial withdrawals, or b) the current contract value. The GPV and GAV Benefits do not provide any protection until the fifth and subsequent contract anniversaries, and the GAV does not lock in any investment gains until at least five years after they occur. The GWB guarantees a minimum level of income through partial withdrawals.

There was also an older version of the Allianz High Five L Contract. The Original Contract first became available in April 2005. The primary difference between the May 2007 Contract and the Original Contract is the length of the withdrawal charge period. The Original Contract had a three-year withdrawal charge period and the May 2007 Contract has a four-year withdrawal charge period.

M&E charges during the Accumulation Phase are as follows:

	Traditional GMDB	Enhanced GMDB
No Living Guarantees or Living Guarantees with the GPV Benefit	1.65%	1.85%
Living Guarantees with the GAV Benefit	1.75%	1.95%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.65%.

The M&E charge and administrative charge for Allianz Valuemark II and Allianz Valuemark III can be summarized as follows:

Allianz Valuemark II was launched in January 1989 and sales were discontinued in June 1994. Allianz Valuemark III was launched in June 1994 and sales were discontinued in February 1997. The Allianz Valuemark II and Allianz Valuemark III Contracts automatically provided a death benefit of the contract value less any withdrawal charge or contract maintenance charge, or the greater of: a) total purchase payments less partial withdrawals increased by 5% each year, or b) the highest Contract Value from any sixth Contract Anniversary.

Charges during the Accumulation Phase and during the Annuity Phase if the owner takes variable annuity payments (includes a 0.15% administrative charge) are 1.40%.

62	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

The M&E charge and administrative charge for Allianz Valuemark IV can be summarized as follows:

The Allianz Valuemark IV Original Contract was launched in February 1997, and was replaced by the May 2003 Contract. For Original Contracts that did not have an Enhanced Death Benefit Endorsement (EDB Endorsement), the death benefit was the contract value. Before July 1999, Original Contracts with an EDB Endorsement included Death Benefit Option 1 (DB Option 1). If owners are age 80 or older, the death benefit under DB Option 1 is based on the greater of contract value or purchase payments less withdrawals. If owners are age 79 or younger, the death benefit under DB Option 1 is based on the contract value or the greater of: a) total purchase payments adjusted for partial withdrawals increased annually by 5%, or b) the highest contract value from any sixth contract anniversary. Beginning in July 1999, the owner could instead select Death Benefit Option 2 (DB Option 2). If owners are age 80 or older, the death benefit under DB Option 2 is based on the greater of contract value or purchase payments less withdrawals. If owners are age 79 or younger, the death benefit under DB Option 2 is based on the contract value or the greater of: a) total purchase payments less partial withdrawals, or b) the highest contract anniversary value. Beginning in November 2001, the owner could select for an additional charge the Earnings Protection GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value. The Original Contract also offered a choice of optional GMIBs for an additional charge. The GMIBs provide guaranteed minimum annuity payments during the Annuity Phase. GMIB Option 1 provided a GMIB value of the greater of: a) total purchase payments adjusted for partial withdrawals increased annually by 5%, or b) the highest contract value from any sixth contract anniversary. GMIB Option 2 provided a GMIB value of the greater of: a) total purchase payments adjusted for partial withdrawals, or b) the highest contract anniversary value.

Sales of the May 2003 Contract were discontinued in May 2007. The May 2003 Contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select either the optional Enhanced GMDB, or the Earnings Protection GMDB. Under the Enhanced GMDB the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%. Under the Earnings Protection GMDB the death benefit is the current contract value or the greater of: a) total purchase payments adjusted for partial withdrawals, or b) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value. The May 2003 Contract also offered an optional Traditional GMIB for an additional charge where the GMIB value is total purchase payments adjusted for partial withdrawals.

Charges during the Accumulation Phase (includes a 0.15% administrative charge) are as follows:

	Original Contracts without a GMIB	Original Contracts with a GMIB	May 2003 Contracts without the Traditional GMIB	May 2003 Contracts with the Traditional GMIB
Without the EDB Endorsement	1.49%	1.79%	N/A	N/A
With DB Option 1 or DB Option 2	1.49%	1.79%	N/A	N/A
Traditional GMDB	N/A	N/A	1.75%	1.90%
Enhanced GMDB	N/A	N/A	2.05%	2.15%
Earnings Protection GMDB	1.59%	1.89%	2.05%	2.20%

The charges during the Annuity Phase if the owner takes variable annuity payments under the May 2003 Contract are 1.75%, and under the Original Contract the charges are 1.40%.

The M&E charge and administrative charge for Allianz Valuemark Income Plus can be summarized as follows:

Allianz Valuemark Income Plus was launched in July 1994, and sales were discontinued in May 2006. The Allianz Valuemark Income Plus was an immediate single payment annuity. The M&E Charges if the owner took variable annuity payments (includes a 0.15% administrative charge) are 1.40%.

The M&E charge for Allianz Vision can be summarized as follows:

The Allianz Vision Contract was launched in June 2007, and included the following optional benefits: Lifetime Plus Benefit, Quarterly Value Death Benefit, Bonus Option and Short Withdrawal Charge Option. In November 2007, Lifetime Plus II Benefit and the No Withdrawal Charge Option became available. In March 2008, Target Date Retirement Benefit became available. In July 2008, Lifetime Plus 10 Benefit became available. In January 2009, Target Date Retirement Benefit was replaced with Target Date 10 Benefit, Lifetime Plus Benefit was discontinued and the additional M&E charge for Lifetime Plus II and Lifetime Plus 10 Benefits increased. In March 2009, all optional benefits were discontinued except Bonus Option, Short Withdrawal Charge Option and Quarterly Value Death Benefit. In July 2009, No Withdrawal Charge Option again became available and Investment Protector and Income Protector also became available. Investment Protector and Income Protector have a separate rider charge based on the Target Value or Benefit Base, rather than an additional M&E charge. The Income Focus benefit was available from April 30, 2012 to April 24, 2015. Income Focus also has a separate rider charge based on the Total Income Value.

Allianz Vision Base Contract provides a Traditional Death Benefit or the owner can instead select Quarterly Value Death Benefit for an additional M&E charge, which locks in the highest contract value from any quarterly anniversary. For Contracts issued May 2, 2010 and after, the Quarterly Value Death Benefit also requires selection of an Additional Required benefit (Investment Protector, Income Protector, or one of the previously available Lifetime Benefits, Target Date Benefits or Income Focus). Beginning on April 29, 2013, both the Traditional Death Benefit and the Quarterly Value Death Benefit were revised to become first-to-die benefits based on the owner(s) named at issue. Changing ownership on these contracts can eliminate these death benefits. The Contract also allows the owner to select at issue for an additional M&E charge a Bonus Option that provides a 6% bonus on purchase payments received before the older owner reaches age 81 that is subject to a three year vesting schedule and increases the withdrawal charge period from seven years to nine years.

Prior to July of 2012, the Contract allowed the owner to select at issue, for an additional M&E charge, a Short Withdrawal Charge Option that shortened the withdrawal charge period from seven years to four years, or the No Withdrawal Charge Option that eliminated the withdrawal charge. The No Withdrawal Charge Option also required selection of an Additional Required Benefit. The No Withdrawal Charge and the Short Withdrawal Charge Options were discontinued in July 2012.

63	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

Current M&E charges during the Accumulation Phase are as follows:

M&E Charges
Base Contract	1.40%
Additional Charges for Optional Benefits
Quarterly Value Death Benefit	0.30%
Bonus Option	0.30%
Short Withdrawal Charge Option	0.25%
No Withdrawal Charge Option	0.35%
Target Date 10 Benefit	0.55%
Target Date Retirement Benefit	0.40%
Lifetime Plus Benefit (no qualifying event, or declined M&E charge increase)(1)
Single Lifetime Plus Payments	0.70%
Joint Lifetime Plus Payments	0.85%
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (riders issued 1/26/2009 and after, no qualifying event, or declined M&E charge increase) (1)
Single Lifetime Plus Payments	0.95%
Joint Lifetime Plus Payments	1.10%
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (riders issued before 1/26/2009, no qualifying event, or declined M&E charge increase) (1)
Single Lifetime Plus Payments (2)	0.80%
Joint Lifetime Plus Payments (3)	0.95%
Lifetime Plus Benefit, Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (had a qualifying event and accepted M&E charge increase)
Single Lifetime Plus Payments (4)	1.20%
Joint Lifetime Plus Payments (5)	1.35%

(1)

A qualifying event is the reset of a Lifetime Benefit’s annual increase, or an automatic annual Lifetime Plus Payment increase, that occurred on or after 4/29/2013. For an annual payment increase, the additional M&E charge does not change until the next fifth Benefit Anniversary.

(2)	On the Benefit Date the current M&E charge reduces to 0.70%.
(3)	On the Benefit Date the current M&E charge reduces to 0.85%.
(4)	For Lifetime Plus II Benefit and Lifetime Plus 10 Benefit riders issued before 1/26/2009, on the Benefit Date the current M&E charge reduces to 1.10%.
(5)	For Lifetime Plus II Benefit and Lifetime Plus 10 Benefit riders issued before 1/26/2009, on the Benefit Date the current M&E charge reduces to 1.25%.

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.40% for a Contract without the Bonus Option, and 1.70% for a Contract with the Bonus Option.

The M&E charge for Allianz Connections can be summarized as follows:

The original Allianz Connections was launched in November 2007, and sales were discontinued in August 2009. The original version included the optional Lifetime Plus II Benefit and Quarterly Value Death Benefit. In July 2008, Short Withdrawal Charge Option, No Withdrawal Charge Option, Target Date Retirement Benefit and Lifetime Plus 10 Benefit became available. In January 2009, the Target Date Retirement Benefit was replaced with Target Date 10 Benefit and the additional M&E charge for Lifetime Plus II and Lifetime Plus 10 Benefits increased. In March 2009, all optional benefits were discontinued except Short Withdrawal Charge Option and Quarterly Value Death Benefit. In May 2011, a new version of Connections was launched. This version included the Short Withdrawal Charge Option, No Withdrawal Charge Option, Quarterly Value Death Benefit, Income Protector and Investment Protector. Investment Protector and Income Protector have a separate rider charge based on the Target Value or Benefit Base, rather than an additional M&E charge. The Income Focus benefit was available from April 30, 2012 to April 24, 2015. Income Focus also has a separate rider charge based on the Total Income Value.

Both versions of the Allianz Connections Base Contract provide a Traditional Death Benefit or the owner could instead select Quarterly Value Death Benefit for an additional M&E charge, which locked in the highest contract value from any quarterly anniversary. For contracts issued May 2, 2011 and after, the Quarterly Value Death Benefit required selection of an Additional Required Benefit (Investment Protector, Income Protector, or one of the previously available Lifetime Benefits, Target Date Benefits or Income Focus). Beginning on April 29, 2013, both the Traditional Death Benefit and the Quarterly Value Death Benefit were revised to become first-to-die benefits based on the owner(s) named at issue. Changing ownership on these contracts can eliminate these death benefits. Prior to July 2012, the Contracts allowed the owner to select at issue for an additional M&E charge a Short Withdrawal Charge Option that shortened the withdrawal charge period from seven years to four years, or a No Withdrawal Charge Option that eliminated the withdrawal charge. The No Withdrawal Charge Option required selection of an Additional Required Benefit. The No Withdrawal Charge and the Short Withdrawal Charge Options were discontinued in July 2012.

64	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

Current M&E charges during the Accumulation Phase are as follows:

M&E Charges
Base Contract	1.15%
Additional Charges for Optional Benefits
Quarterly Value Death Benefit	0.30%
Short Withdrawal Charge Option	0.45%
No Withdrawal Charge Option	0.60%
Target Date 10 Benefit	0.55%
Target Date Retirement Benefit	0.40%
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (riders issued 1/26/2009 and after, no qualifying event, or declined M&E charge increase) (1)
Single Lifetime Plus Payments	0.95%
Joint Lifetime Plus Payments	1.10%
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (riders issued before 1/26/2009, no qualifying event, or declined M&E charge increase) (1)
Single Lifetime Plus Payments (2)	0.80%
Joint Lifetime Plus Payments (3)	0.95%
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (had a qualifying event and accepted M&E charge increase)
Single Lifetime Plus Payments (4)	1.20%
Joint Lifetime Plus Payments (5)	1.35%

(1)

A qualifying event is the reset of a Lifetime Benefit’s annual increase, or an automatic annual Lifetime Plus Payment increase, that occurred on or after 4/29/2013. For an annual payment increase, the additional M&E charge does not change until the next fifth Benefit Anniversary.

(2)	On the Benefit Date the current M&E charge reduces to 0.70%.
(3)	On the Benefit Date the current M&E charge reduces to 0.85%.
(4)	For Lifetime Plus II Benefit and Lifetime Plus 10 Benefit riders issued before 1/26/2009, on the Benefit Date the current M&E charge reduces to 1.10%.
(5)	For Lifetime Plus II Benefit and Lifetime Plus 10 Benefit riders issued before 1/26/2009, on the Benefit Date the current M&E charge reduces to 1.25%.

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.15%.

Allianz Retirement Pro can be summarized as follows:

Allianz Retirement Pro was launched in January 2011. The contract offers the Base Account which provides tax deferral and a larger selection of Investment Options and the Income Advantage Account for those who want a protected value than can be used for guaranteed lifetime withdrawals (Income Advantage Payments), and has a guaranteed death benefit (Income Advantage Death Benefit). The Accounts are subject to fees that are computed and assessed differently. There is no withdrawal charge for this contract.

A Base Account fee applies if the owner allocates to the Base Account and is calculated and accrued on a daily basis, at an annualized rate of 0.30% of the Base Account Investment Options’ net asset value.

Allianz Retirement Advantage can be summarized as follows:

Allianz Retirement Advantage was launched in September 2012. The contract automatically includes the Retirement Protection Account. At issue the owner also selects either the Heritage Account, or Portfolio Choice Account (available only on Non-Qualified Contracts). The Retirement Protection Account is designed for those who want a protected value that can be used for guaranteed lifetime withdrawals (Lifetime Income Payments) until annuitization, and a guaranteed death benefit (Quarterly Value Death Benefit). The Portfolio Choice Account offers a variety of standard features including multiple variable investment options and annuitization options, systematic withdrawals, and dollar cost averaging. The Heritage Account is designed for those who want a guaranteed death benefit (Heritage Death Benefit). The Accounts are subject to fees that are computed and assessed differently. There is no withdrawal charge for this contract.

A Portfolio Choice Account fee applies if the owner allocates to the Portfolio Choice Account. The fee is calculated and accrued on a daily basis, at an annualized rate of 0.30% of the Portfolio Choice Account Investment Options’ net asset value.

Allianz Index Advantage can be summarized as follows:

Allianz Index Advantage was launched in September 2013. The contract is a flexible purchase payment variable and index-linked deferred annuity contract, which offers both variable investment allocation options and index-linked investment allocation options. Purchase payments can be allocated to any or all of the variable options or index options. The Contract also offers various standard annuity features, including multiple fixed annuitization options, a free withdrawal privilege, and a guaranteed death benefit. The Contract has a six-year withdrawal charge period. Allianz Index Advantage has an annualized product fee, instead of net asset value based fee.

If purchase payments are allocated to the index options, the contract owner receives annual returns (credits), on each index anniversary, based on the performance of one or more nationally recognized securities indices. The index options do not involve an indirect investment in any underlying fund. Instead, the credits are an obligation of Allianz Life, and these credits are calculated by Allianz Life based on annual changes in the index’s value. Credits may be positive, zero, or, in some instances, negative, depending on the index option selected. With the index options, a credit calculation method must be selected. The credit calculation methods offered at launch were the Index Protection Strategy and the Index Performance Strategy. In August 2015 the Index Guard Strategy became available. All crediting methods provide a combination of a level of protection against negative Index performance, and also a limitation on participation in positive index performance.

65	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

The Index Protection Strategy provides a Declared Protection Strategy Credit (DPSC) if the change in index value from one year to the next is greater than or equal to zero. If the change in value is negative, a positive credit is not allocated, but a negative credit is also not allocated. The Index Performance Strategy and Index Guard Strategy provide a different form of credit calculation. A positive performance credit is allocated based on a positive index return, subject to an upper limit called the cap. If the Index Return is negative, the owner may receive a negative performance credit under the Index Performance Strategy if the loss is greater than a specified percentage called the buffer. Under the Index Guard Strategy, the owner receives a negative performance credit if the index return is negative, but the negative credit will never be less than the floor. The DPSC and caps are subject to an annual adjustment by Allianz Life. The buffers and floors are established on the contract issue date and cannot be changed. Buffers and floors for newly issued contracts and any changes to the DPSC and caps are published on Allianz Life’s website seven calendar days before they take effect.

Contract Based Expenses

A contract maintenance charge is deducted annually from each deferred annuity contract by liquidating accumulation units at the end of the contract year and at the time of full surrender. During the Annuity Phase, a portion of this charge is deducted from each annuity payment. The amount of the charge is $30 each year for Allianz Valuemark II and III, and Allianz Valuemark IV contracts; $40 for Allianz Alterity, Allianz Charter, Allianz Dimensions, Allianz High Five, Allianz High Five Bonus, Allianz High Five L and Allianz Rewards contracts, $50 for Allianz Charter II, Allianz Elite, Allianz Connections, Allianz Vision and Allianz Index Advantage contracts; and $75 for Allianz Retirement Pro and Allianz Retirement Advantage. There is no separate contract maintenance charge for Allianz Custom Income and Allianz Valuemark Income contracts. The contract maintenance charge is not assessed if the Contract Value is at least $100,000 for Allianz Alterity, Allianz Charter, Allianz Elite, Allianz Valuemark II and Allianz Valuemark III, Allianz Vision, Allianz Connections, Allianz Retirement Pro, Allianz Retirement Advantage and Allianz Index Advantage contracts; $75,000 for Allianz Rewards, Allianz Charter II, Allianz High Five, Allianz High Five Bonus and Allianz High Five L contracts; and $50,000 for Allianz Dimensions and Allianz Valuemark IV contracts. Contract maintenance charges paid by the owners during the years ended December 31, 2015 and 2014, were $6,123,000 and $6,227,000, respectively. These charges are reflected in the Statements of Changes in Net Assets as contract maintenance charges.

A rider charge is deducted quarterly during the Accumulation Phase for each Allianz Vision and Allianz Connections contract with Investment Protector, Income Protector, or Income Focus. Investment Protector is designed for persons who are concerned about market fluctuations and want the benefit of a level of protection for the principal invested regardless of how the market performs. The Investment Protector accomplishes this by periodically locking in a portion of any anniversary investment gains effective as of a future date. To realize this benefit, the owner must continue to hold the Contract until the future date. Income Protector is designed for those who want both a guaranteed level of lifetime income (called Lifetime Plus Payments) that can begin shortly after selection of the benefit if certain age restrictions are met, and continued access to both contract value and a death benefit for a period of time.

Income Focus provides guaranteed lifetime income called Income Focus Payments (which are similar to Lifetime Plus Payments) that can begin from age 60 to age 90. Income Focus Payments are calculated by multiplying each Income Value (all Purchase Payments received in a specific time period) by its Income Value Percentage. Income Value Percentages can potentially receive a 1% Performance Increase each year if the Contract Value increases.

66	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

The rider charge is an annualized rate that is calculated and accrued on a daily basis as a percentage of the Target Value under Investment Protector, a percentage of the Benefit Base under Income Protector, or as a percentage of the Total Income Value under Income Focus. The rider charge is calculated daily beginning on the day after the rider effective date. The rider charge is assessed quarterly and deducted for each quarter by liquidating accumulation units on the earlier of the following: at the end of the last business day immediately before the quarterly anniversary; or when the final rider charge is deducted. The rider charge reduces the contract value (and bonus value, if applicable), but not any of the guaranteed values under the optional benefits (for example, it does not reduce the Target Value or Benefit Base).

Vision	Rider Charges
Investment Protector (08.09)	1.15%
Investment Protector (05.10)	1.25%
Investment Protector ( 01.12 and after)	1.30%
Income Protector (08.09, 05.10 and 05.11)
Single Lifetime Plus Payments	1.55%
Joint Lifetime Plus Payments	1.70%
Income Protector (01.12 and 05.12)
Single Lifetime Plus Payments	1.60%
Joint Lifetime Plus Payments	1.60%
Income Protector (07.12)
Single Lifetime Plus Payments	1.10%
Joint Lifetime Plus Payments	1.10%
Income Protector (10.12)
Single Lifetime Plus Payments	1.20%
Joint Lifetime Plus Payments	1.20%
Income Protector (05.15)
Single Lifetime Plus Payments	1.40%
Joint Lifetime Plus Payments	1.40%
Income Focus
Single Income Focus Payments	1.30%
Joint Income Focus Payments	1.30%

Connections	Rider Charges
Investment Protector (01.11)	1.30%
Investment Protector (01.12 and after)	1.35%
Income Protector (05.11)
Single Lifetime Plus Payments	1.60%
Joint Lifetime Plus Payments	1.75%
Income Protector (01.12 and 05.12)
Single Lifetime Plus Payments	1.60%
Joint Lifetime Plus Payments	1.60%
Income Protector (07.12)
Single Lifetime Plus Payments	1.10%
Joint Lifetime Plus Payments	1.10%
Income Protector (10.12)
Single Lifetime Plus Payments	1.20%
Joint Lifetime Plus Payments	1.20%
Income Protector (05.15)
Single Lifetime Plus Payments	1.40%
Joint Lifetime Plus Payments	1.40%
Income Focus
Single Income Focus Payments	1.30%
Joint Income Focus Payments	1.30%

An Income Advantage Account fee is deducted quarterly during the Accumulation and Income Phases for Allianz Retirement Pro contracts if money is allocated to the Income Advantage Account. The Income Advantage Account provides a protected value that can be used for guaranteed lifetime withdrawals (Income Advantage Payments), and has a guaranteed death benefit (Income Advantage Death Benefit). The Income Advantage Account fee is an annualized rate that is calculated and accrued on a daily basis as a percentage of the Benefit Base. The fee is calculated daily beginning on the day after the money is allocated to the Income Advantage Account. The fee is assessed quarterly and deducted for each quarter by liquidating accumulation units on the earlier of the following: at the end of the last business day immediately before the quarterly anniversary; or when the final fee is deducted. The Income Advantage Account fee reduces the contract value, but not the guaranteed values, such as the Benefit Base. The current fee is 1.00% for single Income Advantage Payments and 1.15% for joint Income Advantage Payments.

67	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

A Retirement Protection Account fee is deducted during the Accumulation and Income Phases for Allianz Retirement Advantage contracts if money is allocated to the Retirement Protection Account. The Retirement Protection Account provides a protected value than can be used for guaranteed lifetime withdrawals (Lifetime Income Payments), and has a guaranteed death benefit (Quarterly Value Death Benefit). If money is allocated to the Heritage Account, a Heritage Account fee is deducted during the Accumulation Phase. The Heritage Account provides a guaranteed death benefit (Heritage Death Benefit). These fees are calculated daily beginning on the day money is allocated to the Account. These fees are assessed quarterly and deducted for each quarter by liquidating accumulation units on the earlier of the following: at the end of the last business day immediately before the quarterly anniversary; or when the final fee is deducted. These fees reduce the contract value, but not the guaranteed values, such as the Benefit Base or Heritage Base. The current Retirement Protection Account fee, calculated and accrued on a daily basis as a percentage of the Benefit Base, is 1.00% for single Lifetime Income Payments and 1.15% for joint Lifetime Income Payments. The current Heritage Account fee, calculated and accrued on a daily basis as a percentage of the Heritage Base, is 0.80%.

A product fee is deducted during the Accumulation Phase for Allianz Index Advantage contracts. The product fee is an annualized rate of 1.25%, calculated and accrued on a daily basis as a percentage of the Charge Base. The Charge Base is the Contract Value on the preceding Quarterly Contract Anniversary (or the initial Purchase Payment received on the Issue Date if this is before the first Quarterly Contract Anniversary) adjusted for subsequent Purchase Payments and withdrawals. The product fee is not assessed during the annuity phase. The product fee is calculated daily beginning on the day after the issue date. The fee is assessed quarterly and deducted for each quarter by liquidating accumulation units on the earlier of the following: at the end of the last business day immediately before the quarterly anniversary; or when the final fee is deducted. The product fee reduces the contract value, but not the guaranteed values, such as the Traditional Death Benefit.

Total rider fees and product fees paid by owners during the years ended December 31, 2015 and 2014 were $196,186,000 and $174,590,000, respectively.

A withdrawal charge is deducted during the Accumulation Phase at the time of withdrawal on Allianz Alterity, Allianz Charter II, Allianz Dimensions, Allianz Elite, Allianz Connections, Allianz High Five, Allianz High Five Bonus, Allianz High Five L, Allianz Rewards, Allianz Valuemark II, Allianz Valuemark III, Allianz Valuemark IV, Allianz Vision, and Allianz Index Advantage deferred annuity contracts. There are no withdrawal charges associated with the Allianz Valuemark Income Plus, Allianz Charter, Allianz Retirement Pro or Allianz Retirement Advantage contracts. If the withdrawal is a partial withdrawal, the charge is deducted from the contract value by liquidating accumulation units. If the withdrawal is a full withdrawal, the charge is deducted from the amount withdrawn. The amount of the withdrawal charge is shown below. Allianz Alterity and Allianz Dimensions use the number of complete contract years since a purchase payment was received to determine the withdrawal charge percentage; all other products use the number of complete calendar years since a purchase payment was received. In certain states, the withdrawal charge may be different than what is indicated in the following table.

Withdrawal charges are as follows:

Complete Years Since Payment	Allianz Alterity(1)	Allianz Connections(2&7)	Allianz High Five	Allianz High Five Bonus(3)	Allianz High Five L(4)	Allianz Rewards(5)	Allianz Vision(6)	Allianz Index Advantage(7)
0	7%	8.5%	8%	8.5%	8.5%	8.5%	8.5%	8.5%
1	6%	8.5%	8%	8.5%	7.5%	8.5%	8.5%	8%
2	5%	7.5%	7%	8.5%	5.5%	8.5%	7.5%	7%
3	4%	6.5%	6%	8%	3%	8.5%	6.5%	6%
4	3%	5%	5%	7%	0%	8%	5%	5%
5	2%	4%	4%	6%	0%	7%	4%	4%
6	0%	3%	3%	5%	0%	6%	3%	0%
7	0%	0%	0%	4%	0%	5%	0%	0%
8	0%	0%	0%	3%	0%	4%	0%	0%
9	0%	0%	0%	0%	0%	3%	0%	0%
10 +	0%	0%	0%	0%	0%	0%	0%	0%

(1)	This is the withdrawal charge for the Current Contract and the May 2003 Contract. The withdrawal charge for the Original Contract is six years, and the charge is 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, and 0%.
(2)

This is the withdrawal charge for the Base Contract. The withdrawal charge for the Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3.0%, and 0%. There is no withdrawal charge for a Contract with the No Withdrawal Charge Option.

(3)

This is the withdrawal charge for the Current Contract. The withdrawal charge for the Original Contract and the May 2005 Contract is ten years and the charge is 8.5%, 8.5%, 8.5%, 8.5%, 8%, 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, and 0%.

(4)	This is the withdrawal charge for the May 2007 Contract. The withdrawal charge for the Original Contract is three years, and the charge is 8.0%, 7.0%, 5.0%, and 0%.
(5)	In Connecticut and New Jersey, the withdrawal charge is 8.5%, 8.5%, 8.0%, 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, 2.0%, 1.0%, and 0.0% for the time periods referenced.
(6)

This is the withdrawal charge for the Base Contract in all states except Mississippi. For Base Contracts issued in Mississippi, the withdrawal charge is 8.5%, 7.5%, 6.5%, 5.5%, 5%, 4%, 3% and 0% for the time periods referenced. The withdrawal charge for the Contract with the Bonus Option in all states except Mississippi is 8.5%, 8.5%, 8.5%, 8.0%, 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, and 0%. For Bonus Option Contracts issued in Connecticut, the withdrawal charge is 8.5%, 8.5%, 8%, 7%, 6%, 5%, 4%, 3%, 2% and 0% for the time periods referenced. For Bonus Option Contracts issued in Mississippi, the withdrawal charge is 8.0%, 8.0%, 8.0%, 8.0%, 7.0%, 6.0%, 5.0%, 3.5%, 1.5% and 0% for the time periods referenced. The withdrawal charge for the Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3.0%, and 0%. There is no withdrawal charge for a Contract with the No Withdrawal Charge Option. For Contracts issued in Florida on or after January 1, 2011, the total withdrawal charge on a partial or full withdrawal cannot be greater than 10% of the Contract Value withdrawn.

(7)

In Florida, the total withdrawal charge on a partial or full withdrawal cannot be greater than 10% of the Contract Value withdrawn. In Iowa and Pennsylvania the withdrawal charge is 8.25%, 8%, 7%, 6%, 5%, 4% and 0% for the time periods referenced. In Mississippi the withdrawal charge is 8.5%, 7.5%, 6.5%, 5.5%, 5%, 4% and 0% for the time periods referenced.

68	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

Complete Years Since Payment	Allianz Valuemark II	Allianz Valuemark III	Allianz Valuemark IV	Allianz Elite(8)	Allianz Charter II	Allianz Dimensions	Allianz Custom Income
0	5%	6%	6%	8.5%	8%	8%	8%
1	5%	5%	6%	8.5%	7%	7%	8%
2	4%	4%	6%	7.5%	0%	7%	7%
3	3%	3%	5%	6.5%	0%	6%	6%
4	1.5%	1.5%	4%	5%	0%	5%	5%
5	0%	0%	3%	4%	0%	4%	4%
6	0%	0%	2%	3%	0%	3%	3%
7	0%	0%	0%	0%	0%	0%	0%
8	0%	0%	0%	0%	0%	0%	0%
9	0%	0%	0%	0%	0%	0%	0%
10 +	0%	0%	0%	0%	0%	0%	0%

(8)	This is the withdrawal charge for the Base Contract. The withdrawal charge for the Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3.0%, and 0%.

Total withdrawal charges paid by owners during the years ended December 31, 2015 and 2014, were $17,558,375 and $19,032,411, respectively.

Allianz Dimensions, Allianz Valuemark IV, Allianz Elite, Allianz Alterity, Allianz High Five, Allianz Vision, Allianz Connections, and Allianz Index Advantage all include a waiver of withdrawal charge benefit, as permitted by state law, for nursing home confinement and/or diagnosis of a terminal illness.

A free withdrawal privilege (or partial withdrawal privilege) is available that allows owners to withdraw a portion of their total purchase payments each year during the Accumulation Phase without incurring a withdrawal charge under the Allianz Valuemark II and III, Allianz Valuemark IV, Allianz Alterity, Allianz Rewards, Allianz High Five Bonus, Allianz High Five, Allianz High Five L, Allianz Dimensions, Allianz Elite, Allianz Vision, Allianz Connections, Allianz Index Advantage, and Allianz Custom Income contracts that do not include the TIP. The amount that can be withdrawn differs between the contracts. For Allianz Valuemark II and III each year the owner can withdraw 15% of total purchase payments, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz Valuemark IV, each year the owner can withdraw 15% of the previous contract anniversaries contract value, less any previous withdrawals taken during the current year that were not subject to a withdrawal charge. For Allianz Dimensions, each year during the first five contract years the owner can withdraw up to 10% of total purchase payments, and the owner can withdraw up to 20% of total purchase payments each year after that. For Allianz Alterity, each year the owner can withdraw 12% of total purchase payments, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz Rewards and Allianz High Five Bonus, each year the owner can withdraw 10% of total purchase payments, not including any bonus, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz High Five and Allianz Vision, each year the owner can withdraw 12% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year. For Allianz Elite, Allianz Custom Income, Allianz High Five L, Allianz Connections, and Allianz Index Advantage, each year the owner can withdraw up to 10% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year.

On Allianz Alterity and Allianz Rewards, under annuity options 2 or 4, partial liquidations of up to 75% of the total liquidation value (less any previously liquidated amounts) are available during the lifetime of the annuitant(s), while the number of variable traditional annuity payments made is less than the guaranteed number of payments selected. On Allianz High Five Original Contracts, Allianz Charter II and Allianz Dimensions, under annuity options 2 or 4, partial liquidations of up to 75% of the total liquidation value (less any previously liquidated amounts) are available once each year beginning five years after the income date during the lifetime of the annuitant(s), while the number of variable traditional annuity payments made is less than the guaranteed number of payments selected.

On Allianz Valuemark Income Plus, under annuity options 2 or 4, partial liquidations of up to 75% of the total withdrawal value (less any previously liquidated amounts) are available once each year after the first contract year during the lifetime of the annuitant(s), while the number of variable traditional annuity payments made is less than the guaranteed number of payments selected. On Allianz Valuemark Income Plus under annuity option 6, owners may also take a liquidation once each year after the first contract year of up to 100% of the total withdrawal value (less any previously liquidated amounts). The total liquidation value (or total withdrawal value) is equal to the present value of the remaining guaranteed variable traditional annuity payments, to the end of the guaranteed period, using the selected assumed investment rate as the interest rate for the present value calculation, less a commutation fee.

Commutation fee during the Annuity Phase under annuity option 2, 4 or 6 are as follows:

Complete Years Since Income Date	Allianz Alterity	Allianz Rewards	Allianz High Five Original Contracts	Allianz Charter II	Allianz Dimensions	Allianz Valuemark Income Plus
0	5%	7%	N/A	N/A	N/A	5%
1	4%	6%	N/A	N/A	N/A	5%
2	3%	5%	N/A	N/A	N/A	4%
3	2%	4%	N/A	N/A	N/A	3%
4	1%	3%	N/A	N/A	N/A	2%
5	1%	2%	4%	4%	7%	1%
6	1%	1%	3%	3%	6%	1%
7	1%	1%	2%	2%	5%	1%
8	1%	1%	1%	1%	4%	1%
9	1%	1%	1%	1%	3%	1%
10	1%	1%	1%	1%	2%	1%
11+	1%	1%	1%	1%	1%	1%

69	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

On Allianz Alterity and Allianz High Five Original Contracts, a withdrawal charge is deducted for liquidations taken during the Annuity Phase under annuity option 6. On Allianz Alterity and Allianz High Five Original Contracts, 100% of the total liquidation value is available annually and the withdrawal charge is based on the number of contract years since the payment was received. On Allianz Dimensions, a withdrawal charge is deducted for liquidations taken during the Annuity Phase under annuity option 6. On Allianz Dimensions, 100% of the total liquidation value is available annually beginning on the fifth Contract Anniversary.

Withdrawal charge during the Annuity Phase under annuity option 6 are as follows:

Complete Years Since Payment/ Issue Date	Allianz Alterity	Allianz High Five Original Contracts	Allianz Dimensions
0	7%	8%	N/A
1	6%	8%	N/A
2	5%	7%	N/A
3	4%	6%	N/A
4	3%	5%	N/A
5	0%	4%	4%
6	0%	3%	3%
7+	0%	0%	0%

Currently, twelve free transfers are permitted each contract year. Thereafter, the fee is $25 per transfer for all products (or 2% of the amount transferred, if less, for Allianz Valuemark II, Allianz Valuemark III, Allianz Valuemark IV, and Allianz Charter). The transfer fee is deducted by liquidating accumulation units. The following transfers do not count against any free transfers allowed and are not subject to a transfer fee: dollar cost averaging transfers; flexible rebalancing transfers; GAV or GPV Transfers under any High Five Living Guarantees; transfers between the variable and index options or reallocation of Index Option Value among the index options for Allianz Index Advantage; automatic quarterly rebalancing transfers for Target Date Benefits, Lifetime Benefits, Investment Protector, Income Protector or Income Focus on Allianz Vision and Allianz Connections; automatic quarterly rebalancing transfers for the Income Advantage Account on Allianz Retirement Pro; or automatic quarterly rebalancing transfers for the Heritage Account or Retirement Protection Account on Allianz Retirement Advantage. Transfer fees paid by owners during the years ended December 31, 2015 and 2014, were $2,725 and $2,850, respectively. Net transfers (to)/from the general account during the years ended December 31, 2015 and 2014, were ($431,554,000) and $44,301,000, respectively.

Allianz Dimensions has an optional Increased Annuity Payment Benefit that carries an additional charge per $100 of the basic annuity payment, depending on the annuitant’s age and gender; the maximum charge ranges from $0.95 to $9.97. Allianz Dimensions also offered optional Guaranteed Value Protection Benefits (GVPs), which provided either the Guaranteed Principal Protector Benefit or the Guaranteed Performance Accumulator Benefit. During the Accumulation Phase, the GVPs carry an additional charge based on the contract anniversary value that is deducted on the last day of each contract year. If the Dimensional Asset Allocation Model requirements are met, the GVP charge will not be more than 2% for the first ten contract years; otherwise, the GVP charge will not be more than 3% for the first ten contract years. On and after the tenth contract anniversary, the GVP charge can be increased to 5%.

Premium taxes or other taxes payable to a state or other governmental entity may be assessed based on Purchase Payments or amounts applied to Annuity Payments. Allianz Life Insurance Company is responsible for paying these taxes. The Annuity Contract may indicate that the Company deducts this tax from the client’s Contract Value. Currently, the Company does not deduct this tax from the client contracts, although the Company reserves the right to do so in the future.

A rescission is defined as a contract that is returned to the Company by the contract owner and canceled within the free-look period, which is generally 10 days.

Additional Purchase Payments

In September 2012, the option to submit additional Purchase Payments to Allianz Contracts available under Allianz Life Variable Account B was discontinued except for: Retirement Pro; Retirement Advantage, Connections and Vision Contracts issued in Connecticut, Florida, or New Jersey; and Connections and Vision Contracts issued on or after August 17, 2009.

3.	FEDERAL INCOME TAXES

Operations of the Variable Account form a part of Allianz Life, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Variable Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, the Company understands that it will be treated as owner of the assets invested in the Variable Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an annuitant’s gross income until amounts are received pursuant to an annuity.

70	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

4.	PURCHASES AND SALES OF INVESTMENTS (IN THOUSANDS)

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2015, are as follows:

	Cost of Purchases	Proceeds from Sales
Alger American Capital Appreciation Portfolio	$248	$442
Alger American LargeCap Growth Portfolio	312	548
Alger American MidCap Growth Portfolio	20	349
Alger American SmallCap Growth Portfolio	95	69
Allianz NFJ Dividend Value VIT Portfolio	1,654	787
AZL Balanced Index Strategy Fund	94,414	86,303
AZL BlackRock Capital Appreciation Fund	128,139	126,885
AZL Boston Company Research Growth Fund	48,867	57,118
AZL DFA Multi-Strategy Fund	172,330	288,141
AZL Enhanced Bond Index Fund	9,923	1,798
AZL Federated Clover Small Value Fund	53,819	68,929
AZL Franklin Templeton Founding Strategy Plus Fund	76,743	94,758
AZL Gateway Fund	28,269	32,381
AZL International Index Fund	31,894	25,701
AZL Invesco Equity and Income Fund	166,511	184,082
AZL Invesco Growth and Income Fund	47,509	57,590
AZL Invesco International Equity Fund	66,627	80,204
AZL JPMorgan International Opportunities Fund	35,666	71,802
AZL JPMorgan U.S. Equity Fund	31,092	67,719
AZL MetWest Total Return Bond Fund	15,057	5,529
AZL MFS Investors Trust Fund	47,902	65,033
AZL MFS Mid Cap Value Fund	52,838	38,952
AZL MFS Value Fund	23,581	69,965
AZL Mid Cap Index Fund	49,060	43,475
AZL Money Market Fund	723,906	721,233
AZL Morgan Stanley Global Real Estate Fund	13,163	24,711
AZL Multi-Manager Mid Cap Growth Fund	83,225	83,963
AZL MVP Balanced Index Strategy Fund	74,404	30,256
AZL MVP BlackRock Global Allocation Fund	93,839	59,042
AZL MVP DFA Multi-Strategy Fund	27,938	2,060
AZL MVP Franklin Templeton Founding Strategy Plus Fund	54,619	23,276
AZL MVP Fusion Balanced Fund	152,689	182,935
AZL MVP Fusion Conservative Fund	71,076	60,997
AZL MVP Fusion Growth Fund	41,159	145,826
AZL MVP Fusion Moderate Fund	235,236	329,303
AZL MVP Growth Index Strategy Fund	336,317	63,840
AZL MVP Invesco Equity and Income Fund	102,159	32,242
AZL MVP T. Rowe Price Capital Appreciation Fund	354,863	33,057
AZL NFJ International Value Fund	2,090	746
AZL Oppenheimer Discovery Fund	43,590	56,967
AZL Pyramis Total Bond Fund	24,719	15,469
AZL Russell 1000 Growth Index Fund	14,624	5,994
AZL Russell 1000 Value Index Fund	7,955	4,345
AZL S&P 500 Index Fund	98,371	153,326
AZL Schroder Emerging Markets Equity Fund CL 1	1,322	2,525
AZL Schroder Emerging Markets Equity Fund CL 2	25,762	44,949
AZL Small Cap Stock Index Fund	44,261	58,683

71	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	Cost of Purchases	Proceeds from Sales
AZL T. Rowe Price Capital Appreciation Fund	$115,506	$117,104
BlackRock Equity Dividend V.I. Fund	283	267
BlackRock Global Allocation V.I. Fund	208,484	351,031
ClearBridge Variable Aggressive Growth Portfolio	1,275	596
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	1,793	10,259
Columbia Variable Portfolio – Seligman Global Technology Fund	145	88
Davis VA Financial Portfolio	11,274	15,905
Davis VA Real Estate Portfolio	7	45
Davis VA Value Portfolio	8,363	8,030
Dreyfus VIF Appreciation Portfolio	90	227
Eaton Vance VT Floating-Rate Income Fund	3,770	5,490
Fidelity VIP Emerging Markets Portfolio	611	364
Fidelity VIP FundsManager 50% Portfolio	11,744	12,412
Fidelity VIP FundsManager 60% Portfolio	48,643	34,515
Fidelity VIP Mid Cap Portfolio	633	379
Fidelity VIP Strategic Income Portfolio	885	494
Franklin Founding Funds Allocation VIP Fund	13,036	32,746
Franklin Global Real Estate VIP Fund	5,327	24,602
Franklin Growth and Income VIP Fund	15,262	36,971
Franklin High Income VIP Fund	45,186	60,949
Franklin Income VIP Fund	231,180	299,585
Franklin Large Cap Growth VIP Fund	37,475	26,976
Franklin Mutual Shares VIP Fund	77,623	136,108
Franklin Rising Dividends VIP Fund	37,206	52,773
Franklin Small Cap Value VIP Fund	9,296	13,034
Franklin Small-Mid Cap Growth VIP Fund	30,351	20,265
Franklin Strategic Income VIP Fund	517	269
Franklin U.S. Government Securities VIP Fund	81,395	102,094
Invesco V.I. American Franchise Fund	38	742
Invesco V.I. American Value Fund	443	137
Invesco V.I. Balanced-Risk Allocation Fund	257	218
Invesco V.I. Core Equity Fund	207	309
Invesco V.I. Growth and Income Fund	50	31
Invesco V.I. International Growth Fund	72	127
Ivy Funds VIP Asset Strategy Portfolio	791	1,155
Ivy Funds VIP Energy Portfolio	348	608
Ivy Funds VIP Global Natural Resources Portfolio	80	284
Ivy Funds VIP Growth Portfolio	187	44
Ivy Funds VIP Mid Cap Growth Portfolio	211	188
Ivy Funds VIP Science and Technology Portfolio	879	172
Jennison Portfolio	804	2,667
JPMorgan Insurance Trust Core Bond Portfolio	10,812	1,814
JPMorgan Insurance Trust U.S. Equity Portfolio	7	21
Lazard Retirement International Equity Portfolio	344	146
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	178	113
MFS VIT II International Value Portfolio	709	258
MFS VIT Total Return Bond Portfolio	12,215	5,744
MFS VIT Utilities Portfolio	239	545
Oppenheimer Global Fund/VA	5,531	12,221
Oppenheimer Global Multi-Alternatives Fund/VA	29	27

72	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	Cost of Purchases	Proceeds from Sales
Oppenheimer Global Strategic Income Fund/VA	$1,503	$2,241
Oppenheimer International Growth Fund/VA	1,035	259
Oppenheimer Main Street Fund/VA	9,397	9,972
PIMCO VIT All Asset Portfolio	52,697	133,280
PIMCO VIT CommodityRealReturn Strategy Portfolio	20,986	20,536
PIMCO VIT Emerging Markets Bond Portfolio	37,981	37,513
PIMCO VIT Global Advantage Strategy Bond Portfolio	19,199	11,927
PIMCO VIT Global Bond Portfolio	11,788	25,016
PIMCO VIT Global Dividend Portfolio	74,132	95,875
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	43,617	64,879
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	18,357	8,891
PIMCO VIT High Yield Portfolio	208,754	193,231
PIMCO VIT Low Duration Portfolio	1,571	1,318
PIMCO VIT Real Return Portfolio	66,758	96,236
PIMCO VIT Total Return Portfolio	203,183	229,369
PIMCO VIT Unconstrained Bond Portfolio	49,444	54,374
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	27	158
RCM Dynamic Multi-Asset Plus VIT Portfolio	6,677	860
SP International Growth Portfolio	1,049	2,070
T. Rowe Price Blue Chip Growth Portfolio	1,118	697
T. Rowe Price Equity Income Portfolio	622	726
T. Rowe Price Health Sciences Portfolio	1,078	896
Templeton Foreign VIP Fund	11,498	23,487
Templeton Global Bond VIP Fund	159,176	126,784
Templeton Growth VIP Fund	32,589	98,308

73	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

5.	CONTRACT TRANSACTIONS - ALL PRODUCTS ACCUMULATION UNIT ACTIVITY (IN THOUSANDS)

Transactions in units for each sub-account, excluding units for annuitized contracts, for the periods ended December 31, 2015 and 2014, are as follows:

	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	1	2	—	1	—	—
Transfers between funds or (to) from General Account	(5)	(6)	(12)	(16)	(1)	(2)
Surrenders and terminations	(24)	(7)	(31)	(12)	(15)	(21)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(28)	(11)	(43)	(27)	(16)	(23)

	Alger American SmallCap Growth Portfolio		Allianz NFJ Dividend Value VIT Portfolio		AZL Balanced Index Strategy Fund
	2015	2014	2015	2014 (C)	2015	2014
Contract Transactions
Purchase payments	—	—	15	60	170	251
Transfers between funds or (to) from General Account	—	(1)	48	103	2,603	2,188
Surrenders and terminations	(5)	(2)	(15)	(1)	(2,259)	(1,662)
Rescissions	—	—	—	—	(5)	—
Bonus	—	—	—	—	1	2
Contract Maintenance Charges	—	—	—	—	(6)	(6)
Rider charge	—	—	(2)	—	(203)	(194)

Total Net Contract Transactions	(5)	(3)	46	162	301	579

	AZL BlackRock Capital Appreciation Fund		AZL Boston Company Research Growth Fund		AZL DFA Multi- Strategy Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	222	538	162	260	588	1,019
Transfers between funds or (to) from General Account	(2,111)	(1,437)	(811)	(270)	(2,053)	5,289
Surrenders and terminations	(2,511)	(2,748)	(1,415)	(1,796)	(5,767)	(4,230)
Rescissions	(2)	(18)	(1)	—	(2)	(15)
Bonus	3	2	1	3	2	5
Contract Maintenance Charges	(5)	(6)	(3)	(3)	(14)	(14)
Rider charge	(70)	(79)	(26)	(26)	(838)	(809)

Total Net Contract Transactions	(4,474)	(3,748)	(2,093)	(1,832)	(8,084)	1,245

74	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	AZL Enhanced Bond Index Fund		AZL Federated Clover Small Value Fund		AZL Franklin Templeton Founding Strategy Plus Fund
	2015	2014 (C)	2015	2014	2015	2014
Contract Transactions
Purchase payments	294	104	31	52	367	453
Transfers between funds or (to) from General Account	442	67	(785)	(907)	(502)	1,129
Surrenders and terminations	(23)	(1)	(1,315)	(1,425)	(2,234)	(1,652)
Rescissions	—	—	—	(10)	(5)	(42)
Bonus	3	1	—	—	2	4
Contract Maintenance Charges	—	—	(2)	(3)	(7)	(7)
Rider charge	(6)	—	(9)	(13)	(377)	(378)

Total Net Contract Transactions	710	171	(2,080)	(2,306)	(2,756)	(493)

	AZL Gateway Fund		AZL International Index Fund		AZL Invesco Equity and Income Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	81	127	327	434	327	471
Transfers between funds or (to) from General Account	132	197	613	188	804	5,010
Surrenders and terminations	(457)	(407)	(520)	(436)	(3,797)	(3,388)
Rescissions	—	—	(4)	(36)	(5)	(1)
Bonus	—	1	—	2	2	4
Contract Maintenance Charges	(1)	(1)	(1)	(1)	(9)	(9)
Rider charge	(66)	(64)	(43)	(40)	(354)	(326)

Total Net Contract Transactions	(311)	(147)	372	111	(3,032)	1,761

	AZL Invesco Growth and Income Fund		AZL Invesco International Equity Fund		AZL JPMorgan International Opportunities Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	356	475	292	343	153	169
Transfers between funds or (to) from General Account	(724)	(214)	(113)	(198)	(638)	(29)
Surrenders and terminations	(1,687)	(1,861)	(1,743)	(1,806)	(1,710)	(1,949)
Rescissions	(1)	(3)	(1)	(2)	(1)	(1)
Bonus	1	2	—	2	1	1
Contract Maintenance Charges	(3)	(3)	(3)	(3)	(3)	(4)
Rider charge	(25)	(26)	(25)	(22)	(19)	(17)

Total Net Contract Transactions	(2,083)	(1,630)	(1,593)	(1,686)	(2,217)	(1,830)

75	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	AZL JPMorgan U.S. Equity Fund		AZL MetWest Total Return Bond Fund		AZL MFS Investors Trust Fund
	2015	2014	2015 (A)	2014	2015	2014
Contract Transactions
Purchase payments	122	242	237	—	53	124
Transfers between funds or (to) from General Account	(559)	571	735	—	(788)	(563)
Surrenders and terminations	(1,463)	(1,638)	(8)	—	(1,354)	(1,313)
Rescissions	—	(3)	(3)	—	—	(2)
Bonus	3	3	1	—	1	1
Contract Maintenance Charges	(3)	(3)	—	—	(2)	(2)
Rider charge	(23)	(21)	(4)	—	(12)	(13)

Total Net Contract Transactions	(1,923)	(849)	958	—	(2,102)	(1,768)

	AZL MFS Mid Cap Value Fund		AZL MFS Value Fund		AZL Mid Cap Index Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	202	377	154	364	418	650
Transfers between funds or (to) from General Account	(1,082)	(108)	(731)	(401)	149	(296)
Surrenders and terminations	(856)	(975)	(2,517)	(2,936)	(723)	(674)
Rescissions	(7)	—	—	(3)	(2)	(1)
Bonus	1	4	1	2	4	4
Contract Maintenance Charges	(2)	(2)	(4)	(5)	(2)	(2)
Rider charge	(53)	(57)	(29)	(30)	(52)	(51)

Total Net Contract Transactions	(1,797)	(761)	(3,126)	(3,009)	(208)	(370)

	AZL Money Market Fund		AZL Morgan Stanley Global Real Estate Fund		AZL Multi- Manager Mid Cap Growth Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	41,042	21,912	39	67	74	265
Transfers between funds or (to) from General Account	(22,102)	(12,430)	(450)	(195)	(558)	(711)
Surrenders and terminations	(17,384)	(19,012)	(681)	(742)	(1,839)	(1,965)
Rescissions	(327)	(323)	(2)	(2)	—	(14)
Bonus	168	167	—	—	1	2
Contract Maintenance Charges	(21)	(22)	(1)	(1)	(3)	(4)
Rider charge	(289)	(291)	(4)	(6)	(32)	(33)

Total Net Contract Transactions	1,087	(9,999)	(1,099)	(879)	(2,357)	(2,460)

76	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	AZL MVP Balanced Index Strategy Fund		AZL MVP BlackRock Global Allocation Fund		AZL MVP DFA Multi-Strategy Fund
	2015	2014	2015	2014	2015 (A)	2014
Contract Transactions
Purchase payments	2,814	3,459	6,100	11,165	1,079	—
Transfers between funds or (to) from General Account	1,449	189	(1,697)	(108)	1,677	—
Surrenders and terminations	(584)	(311)	(1,476)	(1,157)	(42)	—
Rescissions	(16)	(47)	(23)	(114)	(4)	—
Bonus	13	30	43	79	5	—
Contract Maintenance Charges	(3)	(3)	(12)	(11)	—	—
Rider charge	(216)	(163)	(846)	(721)	(11)	—

Total Net Contract Transactions	3,457	3,154	2,089	9,133	2,704	—

	AZL MVP Franklin Templeton Founding Strategy Plus Fund		AZL MVP Fusion Balanced Fund		AZL MVP Fusion Conservative Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	2,893	6,091	2,179	2,775	682	1,163
Transfers between funds or (to) from General Account	135	558	(797)	201	1,308	133
Surrenders and terminations	(554)	(328)	(5,869)	(5,564)	(1,548)	(1,532)
Rescissions	(11)	(83)	(11)	(48)	(31)	(76)
Bonus	22	47	25	28	3	15
Contract Maintenance Charges	(4)	(3)	(18)	(18)	(4)	(4)
Rider charge	(289)	(223)	(628)	(597)	(190)	(178)

Total Net Contract Transactions	2,192	6,059	(5,119)	(3,223)	220	(479)

	AZL MVP Fusion Growth Fund		AZL MVP Fusion Moderate Fund		AZL MVP Growth Index Strategy Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	336	537	4,936	7,942	12,964	18,037
Transfers between funds or (to) from General Account	(2,380)	(839)	(5,260)	(3,920)	9,369	3,362
Surrenders and terminations	(5,258)	(6,462)	(10,608)	(10,751)	(1,765)	(1,164)
Rescissions	(1)	(5)	(11)	(63)	(43)	(230)
Bonus	2	2	25	58	61	106
Contract Maintenance Charges	(13)	(15)	(37)	(39)	(14)	(10)
Rider charge	(27)	(28)	(1,647)	(1,566)	(1,048)	(756)

Total Net Contract Transactions	(7,341)	(6,810)	(12,602)	(8,339)	19,524	19,345

77	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	AZL MVP Invesco Equity and Income Fund		AZL MVP T. Rowe Price Capital Appreciation Fund		AZL NFJ International Value Fund
	2015	2014	2015	2014 (B)	2015	2014
Contract Transactions
Purchase payments	5,321	8,046	12,410	8,600	34	39
Transfers between funds or (to) from General Account	339	1,734	18,505	15,578	53	16
Surrenders and terminations	(676)	(467)	(1,170)	(183)	(7)	(1)
Rescissions	(34)	(94)	(68)	(37)	—	—
Bonus	35	68	70	58	—	—
Contract Maintenance Charges	(6)	(4)	(6)	(1)	—	—
Rider charge	(421)	(314)	(558)	(134)	(1)	—

Total Net Contract Transactions	4,558	8,969	29,183	23,881	79	54

	AZL Oppenheimer Discovery Fund		AZL Pyramis Total Bond Fund		AZL Russell 1000 Growth Index Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	46	107	331	385	145	137
Transfers between funds or (to) from General Account	(744)	(649)	855	2,030	288	81
Surrenders and terminations	(1,083)	(1,152)	(230)	(86)	(47)	(6)
Rescissions	(1)	(2)	(11)	(4)	(2)	(1)
Bonus	—	1	3	5	1	—
Contract Maintenance Charges	(2)	(2)	(1)	—	—	—
Rider charge	(8)	(10)	(48)	(26)	(4)	(1)

Total Net Contract Transactions	(1,792)	(1,707)	899	2,304	381	210

	AZL Russell 1000 Value Index Fund		AZL S&P 500 Index Fund		AZL Schroder Emerging Markets Equity Fund CL 1
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	142	96	950	1,249	98	90
Transfers between funds or (to) from General Account	71	215	(1,214)	(8)	(37)	(84)
Surrenders and terminations	(41)	(8)	(3,889)	(4,573)	(391)	(412)
Rescissions	(2)	—	(20)	(5)	—	—
Bonus	—	1	5	8	—	—
Contract Maintenance Charges	—	—	(8)	(9)	(1)	(1)
Rider charge	(4)	(1)	(117)	(115)	—	—

Total Net Contract Transactions	166	303	(4,293)	(3,453)	(331)	(407)

78	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	AZL Schroder Emerging Markets Equity Fund CL 2		AZL Small Cap Stock Index Fund		AZL T. Rowe Price Capital Appreciation Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	26	66	138	190	671	679
Transfers between funds or (to) from General Account	(736)	(560)	(546)	(1,058)	2,658	223
Surrenders and terminations	(1,699)	(1,887)	(1,474)	(1,694)	(3,734)	(3,983)
Rescissions	—	(4)	(3)	(4)	(2)	(17)
Bonus	—	—	1	1	3	5
Contract Maintenance Charges	(4)	(4)	(2)	(3)	(7)	(7)
Rider charge	(14)	(18)	(13)	(16)	(45)	(45)

Total Net Contract Transactions	(2,427)	(2,407)	(1,899)	(2,584)	(456)	(3,145)

	BlackRock Equity Dividend V.I. Fund		BlackRock Global Allocation V.I. Fund		ClearBridge Variable Aggressive Growth Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	11	8	1,141	1,829	35	28
Transfers between funds or (to) from General Account	(13)	4	(9,914)	(6,676)	(3)	19
Surrenders and terminations	(1)	(1)	(9,335)	(8,349)	(11)	(2)
Rescissions	—	(1)	(10)	(39)	—	(2)
Bonus	—	—	6	9	—	—
Contract Maintenance Charges	—	—	(32)	(34)	—	—
Rider charge	—	—	(1,638)	(1,647)	—	—

Total Net Contract Transactions	(3)	10	(19,782)	(14,907)	21	43

	Columbia Variable Portfolio – Select Smaller- Cap Value Fund		Columbia Variable Portfolio – Seligman Global Technology Fund		Davis VA Financial Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	1	1	—	—	2	1
Transfers between funds or (to) from General Account	(47)	(57)	(1)	—	(210)	(210)
Surrenders and terminations	(378)	(550)	(4)	(15)	(383)	(421)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	(1)	(1)	—	—	(1)	(1)
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(425)	(607)	(5)	(15)	(592)	(631)

79	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	Davis VA Real Estate Portfolio		Davis VA Value Portfolio		Dreyfus VIF Appreciation Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	—	—	2	4	2	9
Transfers between funds or (to) from General Account	—	—	(60)	(67)	(10)	4
Surrenders and terminations	(1)	(2)	(346)	(556)	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	(1)	(1)	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(1)	(2)	(405)	(620)	(8)	13

	Eaton Vance VT Floating- Rate Income Fund		Fidelity VIP Emerging Markets Portfolio		Fidelity VIP FundsManager 50% Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	3	97	29	64	29	36
Transfers between funds or (to) from General Account	(100)	93	14	16	27	185
Surrenders and terminations	(28)	(29)	(19)	(14)	(131)	(194)
Rescissions	—	—	—	(7)	(3)	—
Bonus	—	—	—	—	1	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	(25)	(24)

Total Net Contract Transactions	(125)	161	24	59	(102)	3

	Fidelity VIP FundsManager 60% Portfolio		Fidelity VIP Mid Cap Portfolio		Fidelity VIP Strategic Income Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	86	187	6	3	10	10
Transfers between funds or (to) from General Account	1,201	238	(2)	—	15	19
Surrenders and terminations	(554)	(449)	(1)	—	(6)	(3)
Rescissions	(1)	—	—	—	—	—
Bonus	1	1	—	—	—	—
Contract Maintenance Charges	(2)	(1)	—	—	—	—
Rider charge	(83)	(81)	—	—	—	—

Total Net Contract Transactions	648	(105)	3	3	19	26

80	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	Franklin Founding Funds Allocation VIP Fund		Franklin Global Real Estate VIP Fund		Franklin Growth and Income VIP Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	9	24	22	22	301	293
Transfers between funds or (to) from General Account	(755)	(526)	(77)	(4)	(77)	(74)
Surrenders and terminations	(1,250)	(1,157)	(377)	(358)	(975)	(1,044)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	(3)	(3)	(1)	(1)	(1)	(2)
Rider charge	(4)	(6)	—	—	—	—

Total Net Contract Transactions	(2,003)	(1,668)	(433)	(341)	(752)	(827)

	Franklin High Income VIP Fund		Franklin Income VIP Fund		Franklin Large Cap Growth VIP Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	59	97	1,662	2,042	143	202
Transfers between funds or (to) from General Account	(98)	128	(1,254)	1,435	(132)	(73)
Surrenders and terminations	(797)	(882)	(2,484)	(2,575)	(861)	(1,506)
Rescissions	—	(1)	(10)	(12)	—	—
Bonus	—	—	18	12	—	—
Contract Maintenance Charges	(2)	(2)	(5)	(5)	(1)	(2)
Rider charge	(30)	(29)	(131)	(101)	—	—

Total Net Contract Transactions	(868)	(689)	(2,204)	796	(851)	(1,379)

	Franklin Mutual Shares VIP Fund		Franklin Rising Dividends VIP Fund		Franklin Small Cap Value VIP Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	619	774	132	145	20	24
Transfers between funds or (to) from General Account	(1,270)	(836)	(110)	(88)	(52)	(74)
Surrenders and terminations	(3,209)	(3,993)	(912)	(1,059)	(429)	(433)
Rescissions	—	(1)	—	—	—	—
Bonus	—	2	—	—	—	—
Contract Maintenance Charges	(5)	(6)	(1)	(2)	(1)	(1)
Rider charge	(28)	(31)	—	—	—	—

Total Net Contract Transactions	(3,893)	(4,091)	(891)	(1,004)	(462)	(484)

81	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	Franklin Small-Mid Cap Growth VIP Fund		Franklin Strategic Income VIP Fund		Franklin U.S. Government Securities VIP Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	71	72	4	28	266	288
Transfers between funds or (to) from General Account	(62)	(73)	9	9	460	597
Surrenders and terminations	(493)	(578)	(7)	(1)	(1,549)	(1,553)
Rescissions	—	—	—	—	(1)	(4)
Bonus	—	—	—	—	2	1
Contract Maintenance Charges	(1)	(1)	—	—	(4)	(4)
Rider charge	—	—	—	—	(57)	(50)

Total Net Contract Transactions	(485)	(580)	6	36	(883)	(725)

	Invesco V.I. American Franchise Fund		Invesco V.I. American Value Fund		Invesco V.I. Balanced-Risk Allocation Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	—	—	9	2	3	10
Transfers between funds or (to) from General Account	(1)	(11)	(1)	2	(1)	3
Surrenders and terminations	(28)	(23)	(1)	(1)	(10)	(3)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(29)	(34)	7	3	(8)	10

	Invesco V.I. Core Equity Fund		Invesco V.I. Growth and Income Fund		Invesco V.I. International Growth Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	—	—	—	—	—	—
Transfers between funds or (to) from General Account	—	—	—	—	—	—
Surrenders and terminations	(17)	(23)	(1)	—	(4)	(3)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(17)	(23)	(1)	—	(4)	(3)

82	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	Ivy Funds VIP Asset Strategy Portfolio		Ivy Funds VIP Energy Portfolio		Ivy Funds VIP Global Natural Resources Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	3	19	8	12	—	4
Transfers between funds or (to) from General Account	(10)	3	(24)	32	4	17
Surrenders and terminations	(8)	—	(6)	—	(18)	—
Rescissions	—	(1)	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(15)	21	(22)	44	(14)	21

	Ivy Funds VIP Growth Portfolio		Ivy Funds VIP Mid Cap Growth Portfolio		Ivy Funds VIP Science and Technology Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	—	1	3	5	2	3
Transfers between funds or (to) from General Account	1	—	(4)	(1)	4	2
Surrenders and terminations	—	(1)	1	—	(1)	(1)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	1	—	—	4	5	4

	Jennison Portfolio		JPMIT International Equity Fund		JPMorgan Insurance Trust Core Bond Portfolio
	2015	2014	2015	2014 (D)	2015	2014
Contract Transactions
Purchase payments	—	—	—	—	152	104
Transfers between funds or (to) from General Account	9	(11)	—	(6)	550	148
Surrenders and terminations	(103)	(105)	—	(1)	(29)	(4)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	(5)	—

Total Net Contract Transactions	(94)	(116)	—	(7)	668	248

83	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	JPMorgan Insurance Trust U.S. Equity Portfolio		Lazard Retirement International Equity Portfolio		Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	—	—	5	13	2	14
Transfers between funds or (to) from General Account	—	—	7	(1)	—	1
Surrenders and terminations	—	(3)	(3)	(2)	(1)	(4)
Rescissions	—	—	—	(3)	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	—	(3)	9	7	1	11

	MFS VIT II International Value Portfolio		MFS VIT Total Return Bond Portfolio		MFS VIT Utilities Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	27	22	96	52	2	3
Transfers between funds or (to) from General Account	4	29	306	661	(15)	13
Surrenders and terminations	(3)	(6)	(48)	(4)	(3)	—
Rescissions	—	(1)	(2)	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	(9)	(1)	—	—

Total Net Contract Transactions	28	44	343	708	(16)	16

	Oppenheimer Global Fund/VA		Oppenheimer Global Multi- Alternatives Fund/VA		Oppenheimer Global Strategic Income Fund/VA
	2015	2014	2015	2014 (C)	2015	2014
Contract Transactions
Purchase payments	2	3	2	1	—	—
Transfers between funds or (to) from General Account	(91)	(77)	1	5	(4)	(10)
Surrenders and terminations	(450)	(634)	(3)	—	(35)	(38)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	(1)	(1)	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(540)	(709)	—	6	(39)	(48)

84	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	Oppenheimer International Growth Fund/VA		Oppenheimer Main Street Fund/VA		PIMCO VIT All Asset Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	10	12	10	9	665	1,102
Transfers between funds or (to) from General Account	28	(2)	(75)	(75)	(3,798)	(2,786)
Surrenders and terminations	(10)	(1)	(506)	(639)	(2,301)	(2,379)
Rescissions	—	—	—	—	(1)	(6)
Bonus	—	—	—	—	7	8
Contract Maintenance Charges	—	—	(1)	(2)	(7)	(7)
Rider charge	—	—	—	—	(267)	(270)

Total Net Contract Transactions	28	9	(572)	(707)	(5,702)	(4,338)

	PIMCO VIT CommodityRealReturn Strategy Portfolio		PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Advantage Strategy Bond Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	29	81	31	44	375	619
Transfers between funds or (to) from General Account	964	(361)	426	(458)	945	906
Surrenders and terminations	(1,183)	(1,211)	(805)	(742)	(477)	(298)
Rescissions	—	(2)	—	(1)	—	(11)
Bonus	—	—	—	—	5	5
Contract Maintenance Charges	(3)	(3)	(2)	(2)	(2)	(2)
Rider charge	(15)	(18)	(86)	(83)	(115)	(96)

Total Net Contract Transactions	(208)	(1,514)	(436)	(1,242)	731	1,123

	PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Dividend Portfolio		PIMCO VIT Global Multi- Asset Managed Allocation Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	11	41	221	297	161	177
Transfers between funds or (to) from General Account	(322)	(202)	(1,898)	(1,531)	(655)	(3,948)
Surrenders and terminations	(734)	(715)	(3,789)	(4,330)	(1,234)	(1,036)
Rescissions	—	(2)	—	—	(1)	(1)
Bonus	—	—	—	—	2	1
Contract Maintenance Charges	(2)	(2)	(8)	(9)	(5)	(5)
Rider charge	(42)	(42)	(21)	(24)	(281)	(293)

Total Net Contract Transactions	(1,089)	(922)	(5,495)	(5,597)	(2,013)	(5,105)

85	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	PIMCO VIT Global Multi- Asset Managed Volatility Portfolio		PIMCO VIT High Yield Portfolio		PIMCO VIT Low Duration Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	1,075	1,386	1,052	2,026	28	38
Transfers between funds or (to) from General Account	189	(298)	615	(356)	5	4
Surrenders and terminations	(213)	(239)	(2,610)	(2,335)	(22)	(3)
Rescissions	—	(27)	(3)	(13)	—	—
Bonus	9	15	11	14	—	—
Contract Maintenance Charges	(2)	(2)	(8)	(8)	—	—
Rider charge	(111)	(93)	(343)	(313)	—	—

Total Net Contract Transactions	947	742	(1,286)	(985)	11	39

	PIMCO VIT Real Return Portfolio		PIMCO VIT Total Return Portfolio		PIMCO VIT Unconstrained Bond Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	600	962	1,144	1,772	759	1,685
Transfers between funds or (to) from General Account	(335)	(459)	633	(2,071)	48	1,704
Surrenders and terminations	(2,842)	(2,857)	(5,456)	(5,552)	(1,494)	(1,031)
Rescissions	(9)	(4)	(3)	(26)	(7)	(8)
Bonus	6	8	12	20	5	7
Contract Maintenance Charges	(8)	(8)	(15)	(16)	(4)	(4)
Rider charge	(250)	(236)	(456)	(444)	(250)	(228)

Total Net Contract Transactions	(2,838)	(2,594)	(4,141)	(6,317)	(943)	2,125

	QS Legg Mason Dynamic Multi- Strategy VIT Portfolio		RCM Dynamic Multi-Asset Plus VIT Portfolio		SP International Growth Portfolio
	2015	2014	2015 (A)	2014	2015	2014
Contract Transactions
Purchase payments	1	3	425	—	—	1
Transfers between funds or (to) from General Account	(6)	14	198	—	19	(16)
Surrenders and terminations	(5)	—	(4)	—	(141)	(163)
Rescissions	—	—	—	—	—	—
Bonus	—	—	2	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	(2)	—	—	—

Total Net Contract Transactions	(10)	17	619	—	(122)	(178)

86	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	T. Rowe Price Blue Chip Growth Portfolio		T. Rowe Price Equity Income Portfolio		T. Rowe Price Health Sciences Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	10	20	16	16	3	8
Transfers between funds or (to) from General Account	14	(5)	(13)	(5)	—	14
Surrenders and terminations	(8)	(5)	(11)	(5)	(3)	—
Rescissions	—	(1)	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	16	9	(8)	6	—	22

	Templeton Foreign VIP Fund		Templeton Global Bond VIP Fund		Templeton Growth VIP Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	109	122	540	928	550	686
Transfers between funds or (to) from General Account	(99)	(65)	315	691	(856)	(70)
Surrenders and terminations	(742)	(758)	(1,422)	(1,174)	(2,222)	(2,564)
Rescissions	—	—	(5)	(6)	—	(2)
Bonus	—	—	3	6	1	2
Contract Maintenance Charges	(2)	(2)	(4)	(4)	(4)	(4)
Rider charge	—	—	(181)	(163)	(23)	(23)

Total Net Contract Transactions	(734)	(703)	(754)	278	(2,554)	(1,975)

	Total All Funds
	2015	2014
Contract Transactions
Purchase payments	112,828	118,204
Transfers between funds or (to) from General Account	(20,647)	(535)
Surrenders and terminations	(148,044)	(148,997)
Rescissions	(718)	(1,492)
Bonus	604	835
Contract Maintenance Charges	(377)	(383)
Rider charge	(13,149)	(11,704)

Total Net Contract Transactions	(69,503)	(44,072)

(A)	Period from April 27, 2015 (fund commencement) to December 31, 2015
(B)	Period from January 27, 2014 (fund commencement) to December 31, 2014
(C)	Period from April 28, 2014 (fund commencement) to December 31, 2014
(D)	Period from January 1, 2014 through December 12, 2014 (fund termination)

87	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

6.	FINANCIAL HIGHLIGHTS

A summary of units outstanding (in thousands), unit values, net assets (in thousands), ratios, and total returns for variable annuity contracts for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, is as follows:

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Alger American Capital Appreciation Portfolio
2015	101	$18.11	to	$19.63	$1,963	0.08%	1.15%	to	2.55%	4.19%	to	4.71%
2014	129	$17.38	to	$18.75	$2,240	0.09%	1.15%	to	2.55%	11.61%	to	12.17%
2013	140	$15.57	to	$16.71	$2,175	0.36%	1.15%	to	2.55%	32.64%	to	33.31%
2012	154	$11.74	to	$12.54	$1,804	0.96%	1.15%	to	2.55%	16.06%	to	16.65%
2011	178	$10.12	to	$10.81	$1,795	0.11%	1.15%	to	2.55%	-2.81%	to	-1.44%
Alger American LargeCap Growth Portfolio
2015	204	$12.00	to	$13.32	$2,690	0.00%	1.15%	to	2.55%	-0.35%	to	0.30%
2014	247	$12.04	to	$13.28	$3,154	0.16%	1.15%	to	2.55%	8.73%	to	9.44%
2013	274	$10.31	to	$12.14	$3,200	0.80%	1.15%	to	2.55%	31.68%	to	33.20%
2012	295	$8.37	to	$9.11	$2,594	1.14%	1.15%	to	2.55%	7.08%	to	8.33%
2011	359	$7.77	to	$8.41	$2,925	1.00%	1.15%	to	2.55%	-2.85%	to	-1.48%
Alger American MidCap Growth Portfolio
2015	138	$14.78	to	$18.48	$2,338	0.00%	1.15%	to	2.55%	-4.04%	to	-2.69%
2014	154	$15.41	to	$18.99	$2,691	0.00%	1.15%	to	2.55%	5.29%	to	6.78%
2013	177	$14.63	to	$17.78	$2,907	0.31%	1.15%	to	2.55%	32.42%	to	34.29%
2012	215	$11.05	to	$13.24	$2,650	0.00%	1.15%	to	2.55%	13.27%	to	14.87%
2011	257	$9.76	to	$11.53	$2,764	0.34%	1.15%	to	2.55%	-10.58%	to	-9.32%
Alger American SmallCap Growth Portfolio
2015	30	$10.74	to	$11.63	$326	0.00%	1.15%	to	2.55%	-5.14%	to	-4.66%
2014	35	$11.32	to	$12.19	$405	0.00%	1.15%	to	2.55%	-1.45%	to	-0.96%
2013	38	$11.48	to	$12.31	$445	0.00%	1.15%	to	2.55%	31.73%	to	32.39%
2012	42	$8.72	to	$9.30	$372	0.00%	1.15%	to	2.55%	10.37%	to	10.93%
2011	45	$7.90	to	$8.43	$359	0.00%	1.15%	to	2.55%	-5.61%	to	-4.29%
Allianz NFJ Dividend Value VIT Portfolio
2015	208	$12.51	to	$13.24	$2,639	1.77%	0.30%	to	2.05%	-10.66%	to	-9.13%
2014[9]	162	$14.02	to	$14.57	$2,288	0.21%	0.30%	to	2.05%	5.54%	to	6.72%
AZL Balanced Index Strategy Fund
2015	30,030	$12.38	to	$14.02	$401,551	1.04%	1.00%	to	3.40%	-3.29%	to	-1.13%
2014	29,729	$12.68	to	$14.32	$405,308	1.42%	1.00%	to	3.40%	2.67%	to	4.91%
2013	29,150	$12.43	to	$13.94	$381,862	1.71%	1.00%	to	3.40%	9.37%	to	11.81%
2012	27,380	$11.37	to	$12.16	$323,625	1.41%	1.00%	to	3.15%	6.91%	to	9.19%
2011	25,164	$10.64	to	$11.14	$274,789	0.76%	1.00%	to	3.15%	-0.76%	to	1.39%
AZL BlackRock Capital Appreciation Fund
2015	22,184	$15.72	to	$21.65	$399,775	0.00%	0.30%	to	3.40%	2.73%	to	5.91%
2014	26,658	$15.29	to	$20.44	$461,779	0.00%	0.30%	to	3.40%	5.52%	to	8.79%
2013	30,406	$14.67	to	$18.79	$492,419	0.53%	0.30%	to	3.40%	29.04%	to	33.04%
2012	30,892	$11.48	to	$14.12	$380,619	0.04%	0.30%	to	3.15%	10.35%	to	13.39%
2011	29,815	$10.40	to	$11.89	$328,076	0.00%	0.30%	to	3.15%	-11.92%	to	-9.38%

88	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Boston Company Research Growth Fund
2015	12,446	$13.50	to	$20.66	$201,708	0.19%	0.30%	to	3.40%	2.04%	to	5.20%
2014	14,539	$13.23	to	$19.63	$227,676	0.15%	0.30%	to	3.40%	4.88%	to	8.12%
2013	16,371	$12.84	to	$18.16	$241,085	0.43%	0.30%	to	3.40%	31.52%	to	35.59%
2012	16,990	$9.91	to	$13.39	$186,579	0.36%	0.30%	to	3.15%	14.25%	to	17.40%
2011	16,759	$8.67	to	$10.46	$158,438	0.31%	0.30%	to	3.15%	-6.19%	to	-3.48%
AZL DFA Multi-Strategy Fund
2015	76,962	$13.55	to	$15.85	$1,141,766	1.19%	1.00%	to	3.40%	-3.94%	to	-1.80%
2014	85,046	$14.10	to	$16.48	$1,293,924	1.20%	1.00%	to	3.40%	3.02%	to	5.31%
2013	83,801	$13.77	to	$15.97	$1,219,558	1.22%	1.00%	to	3.40%	17.08%	to	19.69%
2012	70,718	$11.73	to	$12.51	$866,140	1.15%	1.00%	to	3.15%	9.79%	to	12.03%
2011	62,713	$10.70	to	$11.16	$690,163	0.56%	1.00%	to	3.15%	-3.08%	to	-0.98%
AZL Enhanced Bond Index Fund
2015	881	$10.70	to	$11.34	$9,795	2.56%	1.15%	to	2.05%	-1.80%	to	-0.90%
2014[9]	171	$10.95	to	$11.45	$1,923	1.44%	1.15%	to	2.05%	1.59%	to	2.15%
AZL Federated Clover Small Value Fund
2015	9,807	$19.79	to	$28.95	$224,049	0.86%	0.30%	to	3.40%	-9.19%	to	-6.38%
2014	11,887	$21.78	to	$30.92	$296,160	0.82%	0.30%	to	3.40%	3.99%	to	7.21%
2013	14,193	$21.27	to	$28.84	$337,001	0.71%	0.30%	to	3.40%	27.65%	to	31.60%
2012	11,444	$16.96	to	$21.91	$209,598	0.60%	0.30%	to	3.15%	10.98%	to	13.98%
2011	11,704	$15.28	to	$18.09	$190,356	0.56%	0.30%	to	3.15%	-6.89%	to	-4.21%
AZL Franklin Templeton Founding Strategy Plus Fund
2015	30,947	$11.81	to	$18.50	$401,045	4.04%	0.30%	to	3.40%	-8.53%	to	-5.75%
2014	33,703	$12.91	to	$20.20	$470,908	1.54%	0.30%	to	3.40%	-1.18%	to	1.83%
2013	34,196	$13.15	to	$20.42	$476,676	1.71%	0.30%	to	3.40%	14.40%	to	17.77%
2012	28,295	$11.48	to	$12.58	$340,380	2.35%	0.30%	to	3.15%	11.20%	to	14.43%
2011	26,043	$10.34	to	$10.79	$277,743	0.22%	0.30%	to	3.15%	-4.87%	to	-2.13%
AZL Gateway Fund
2015	6,956	$10.31	to	$12.48	$78,188	1.12%	0.00%	to	3.40%	-1.38%	to	1.98%
2014	7,267	$10.53	to	$12.24	$81,620	1.15%	0.00%	to	3.40%	-0.16%	to	3.09%
2013	7,414	$10.57	to	$11.87	$82,334	0.91%	0.00%	to	3.40%	5.08%	to	8.44%
2012	5,322	$10.06	to	$10.95	$55,574	0.41%	0.00%	to	3.15%	0.90%	to	4.15%
2011	4,424	$9.97	to	$10.31	$45,144	0.00%	0.00%	to	3.15%	-0.13%	to	3.06%
AZL International Index Fund
2015	7,446	$9.88	to	$13.30	$81,043	4.03%	0.00%	to	3.40%	-4.64%	to	-1.39%
2014	7,074	$10.35	to	$13.93	$79,458	1.79%	0.00%	to	3.40%	-9.27%	to	-6.18%
2013	6,963	$11.41	to	$15.22	$84,676	2.04%	0.00%	to	3.40%	17.36%	to	21.36%
2012	5,790	$9.82	to	$10.79	$58,812	2.02%	0.00%	to	3.15%	14.59%	to	18.04%
2011	5,041	$8.57	to	$8.95	$44,076	1.26%	0.00%	to	3.15%	-15.47%	to	-12.78%
AZL Invesco Equity and Income Fund
2015	46,126	$13.86	to	$19.67	$742,366	2.11%	0.30%	to	3.40%	-5.73%	to	-2.76%
2014	49,158	$14.69	to	$20.23	$828,241	0.77%	0.30%	to	3.40%	4.87%	to	8.17%
2013	47,397	$14.20	to	$18.70	$751,359	0.95%	0.30%	to	3.40%	20.74%	to	24.29%
2012	36,445	$11.75	to	$15.05	$471,097	1.48%	0.30%	to	3.15%	8.42%	to	11.57%
2011	35,426	$10.84	to	$12.64	$416,347	1.23%	0.30%	to	3.15%	-5.20%	to	-2.47%

89	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Invesco Growth and Income Fund
2015	12,828	$14.38	to	$22.34	$213,233	2.98%	0.30%	to	3.40%	-6.49%	to	-3.55%
2014	14,911	$15.37	to	$23.16	$262,285	0.99%	0.30%	to	3.40%	6.32%	to	9.67%
2013	16,541	$14.71	to	$21.12	$269,690	0.98%	0.30%	to	3.40%	29.48%	to	33.29%
2012	15,275	$11.56	to	$15.85	$191,141	1.47%	0.30%	to	3.15%	10.94%	to	13.99%
2011	15,169	$10.42	to	$12.90	$168,140	0.86%	0.30%	to	3.15%	-4.97%	to	-2.23%
AZL Invesco International Equity Fund
2015	14,111	$14.99	to	$22.60	$242,379	1.54%	0.30%	to	3.40%	-5.94%	to	-3.03%
2014	15,704	$15.93	to	$23.31	$283,111	1.47%	0.30%	to	3.40%	-3.05%	to	-0.05%
2013	17,390	$16.42	to	$23.32	$319,287	1.26%	0.30%	to	3.40%	14.87%	to	18.43%
2012	17,046	$14.84	to	$19.69	$274,904	1.75%	0.30%	to	3.15%	12.18%	to	15.21%
2011	17,443	$13.16	to	$15.97	$247,210	0.95%	0.30%	to	3.15%	-10.18%	to	-7.59%
AZL JPMorgan International Opportunities Fund
2015	13,965	$15.25	to	$22.31	$246,362	2.38%	0.30%	to	3.40%	-2.59%	to	0.47%
2014	16,182	$15.64	to	$22.21	$289,859	1.33%	0.30%	to	3.40%	-10.49%	to	-7.67%
2013	18,012	$17.46	to	$24.05	$356,250	2.26%	0.30%	to	3.40%	16.78%	to	20.33%
2012	18,137	$15.39	to	$19.99	$301,979	1.86%	0.30%	to	3.15%	16.69%	to	19.90%
2011	17,297	$13.19	to	$15.69	$242,631	0.66%	0.30%	to	3.15%	-16.09%	to	-13.67%
AZL JPMorgan U.S. Equity Fund
2015	11,822	$15.39	to	$21.84	$210,256	1.10%	0.30%	to	3.40%	-3.13%	to	-0.18%
2014	13,745	$15.89	to	$21.88	$249,235	0.74%	0.30%	to	3.40%	10.47%	to	13.84%
2013	14,594	$14.38	to	$19.22	$236,482	0.95%	0.30%	to	3.40%	32.46%	to	36.49%
2012	14,043	$11.14	to	$14.08	$168,524	0.79%	0.30%	to	3.15%	13.65%	to	16.78%
2011	12,600	$9.84	to	$11.43	$130,690	0.69%	0.30%	to	3.15%	-5.22%	to	-2.49%
AZL MetWest Total Return Bond Fund
2015¹[0]	958	$9.82	to	$9.92	$9,468	0.12%	1.15%	to	2.05%	-3.02%	to	-2.43%
AZL MFS Investors Trust Fund
2015	10,002	$18.59	to	$25.61	$211,760	0.75%	0.30%	to	3.40%	-3.30%	to	-0.30%
2014	12,104	$19.22	to	$25.69	$262,038	0.71%	0.30%	to	3.40%	7.10%	to	10.42%
2013	13,872	$18.17	to	$23.27	$276,868	0.78%	0.30%	to	3.40%	27.43%	to	31.38%
2012	14,316	$14.40	to	$17.71	$220,647	0.72%	0.30%	to	3.15%	15.41%	to	18.59%
2011	14,197	$12.47	to	$14.25	$186,853	0.61%	0.30%	to	3.15%	-5.24%	to	-2.51%
AZL MFS Mid Cap Value Fund
2015	10,469	$9.73	to	$13.00	$117,038	0.61%	0.30%	to	3.40%	-5.68%	to	-2.80%
2014	12,266	$10.31	to	$13.38	$143,173	0.34%	0.30%	to	3.40%	7.30%	to	10.56%
2013	13,027	$9.72	to	$12.10	$139,769	0.67%	0.30%	to	3.40%	30.47%	to	34.51%
2012	11,978	$7.54	to	$9.00	$96,570	0.56%	0.30%	to	3.15%	12.47%	to	15.68%
2011	11,009	$6.69	to	$7.47	$77,581	0.86%	0.30%	to	3.15%	-6.55%	to	-3.86%

90	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL MFS Value Fund
2015	18,852	$12.26	to	$19.05	$276,793	2.13%	0.30%	to	3.40%	-4.09%	to	-1.12%
2014	21,978	$12.78	to	$19.27	$332,017	1.35%	0.30%	to	3.40%	6.63%	to	9.93%
2013	24,987	$11.98	to	$17.53	$349,096	1.52%	0.30%	to	3.40%	30.96%	to	35.01%
2012	24,715	$9.53	to	$12.98	$259,569	1.26%	0.30%	to	3.15%	13.26%	to	16.32%
2011	23,875	$8.41	to	$10.36	$217,364	0.93%	0.30%	to	3.15%	-7.41%	to	-4.74%
AZL Mid Cap Index Fund
2015	9,392	$14.55	to	$21.26	$147,814	1.09%	0.00%	to	3.40%	-5.83%	to	-2.67%
2014	9,600	$15.43	to	$22.56	$158,052	0.67%	0.00%	to	3.40%	5.66%	to	9.21%
2013	9,970	$14.58	to	$16.37	$152,925	0.69%	0.00%	to	3.40%	28.60%	to	32.71%
2012	8,021	$11.38	to	$12.33	$94,071	0.45%	0.00%	to	3.15%	13.73%	to	17.22%
2011	6,608	$10.01	to	$10.32	$67,251	0.38%	0.00%	to	3.15%	-5.34%	to	-2.32%
AZL Money Market Fund
2015	69,828	$7.66	to	$12.76	$661,395	0.00%	0.00%	to	3.40%	-3.14%	to	0.01%
2014	68,741	$7.63	to	$12.76	$658,723	0.00%	0.00%	to	3.40%	-3.24%	to	0.01%
2013	78,740	$8.23	to	$12.75	$762,103	0.00%	0.00%	to	3.40%	-3.10%	to	0.00%
2012	83,577	$8.49	to	$12.75	$821,110	0.00%	0.00%	to	3.15%	-3.12%	to	0.00%
2011	81,711	$8.77	to	$11.33	$811,974	0.00%	0.00%	to	3.15%	-3.09%	to	0.00%
AZL Morgan Stanley Global Real Estate Fund
2015	5,679	$10.02	to	$13.79	$64,088	3.68%	0.00%	to	3.40%	-4.59%	to	-1.34%
2014	6,778	$10.50	to	$13.98	$79,181	0.95%	0.00%	to	3.40%	10.08%	to	13.77%
2013	7,657	$9.64	to	$12.28	$80,311	4.02%	0.00%	to	3.40%	-0.17%	to	3.02%
2012	8,222	$9.76	to	$11.92	$85,291	1.67%	0.00%	to	3.15%	26.00%	to	29.86%
2011	8,669	$7.75	to	$8.60	$70,490	3.04%	0.00%	to	3.15%	-12.73%	to	-9.94%
AZL Multi-Manager Mid Cap Growth Fund
2015	16,018	$15.67	to	$24.34	$298,950	0.00%	0.30%	to	3.40%	-9.26%	to	-6.49%
2014	18,375	$17.27	to	$26.03	$373,183	0.00%	0.30%	to	3.40%	-2.45%	to	0.52%
2013	20,835	$17.70	to	$25.89	$428,378	0.49%	0.30%	to	3.40%	34.43%	to	38.53%
2012	21,989	$13.64	to	$18.69	$330,341	0.00%	0.30%	to	3.15%	5.14%	to	8.03%
2011	22,261	$12.97	to	$16.06	$312,295	0.35%	0.30%	to	3.15%	-9.46%	to	-6.85%
AZL MVP Balanced Index Strategy Fund
2015	18,320	$11.47	to	$12.93	$223,397	0.80%	0.00%	to	3.40%	-5.55%	to	2.13%
2014	14,863	$12.21	to	$12.96	$184,352	1.01%	0.00%	to	2.05%	3.99%	to	6.09%
2013	11,709	$11.74	to	$12.21	$138,775	0.00%	0.00%	to	2.05%	10.33%	to	12.56%
2012[4]	5,987	$10.64	to	$10.73	$63,989	2.61%	1.40%	to	2.05%	5.32%	to	6.16%
AZL MVP BlackRock Global Allocation Fund
2015	63,758	$11.28	to	$11.69	$735,684	1.14%	1.15%	to	2.05%	-3.49%	to	-2.61%
2014	61,669	$11.68	to	$12.00	$732,907	0.05%	1.15%	to	2.05%	-0.06%	to	0.85%
2013	52,536	$11.69	to	$11.90	$621,042	0.00%	1.15%	to	2.05%	11.76%	to	12.77%
2012[4]	28,565	$10.46	to	$10.55	$300,335	2.02%	1.40%	to	2.05%	2.92%	to	3.80%

91	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL MVP DFA Multi-Strategy Fund
2015¹[0]	2,704	$9.37	to	$9.43	$25,429	0.00%	1.15%	to	2.05%	-6.31%	to	-5.74%
AZL MVP Franklin Templeton Founding Strategy Plus Fund
2015	23,812	$11.22	to	$11.58	$272,765	1.46%	1.15%	to	2.05%	-8.07%	to	-7.28%
2014	21,620	$12.21	to	$12.49	$267,848	0.95%	1.15%	to	2.05%	0.31%	to	1.17%
2013	15,561	$12.16	to	$12.35	$191,116	0.00%	1.15%	to	2.05%	15.40%	to	16.44%
2012[5]	4,062	$10.54	to	$10.60	$42,976	2.50%	1.40%	to	2.05%	5.41%	to	6.05%
AZL MVP Fusion Balanced Fund
2015	79,955	$11.42	to	$15.73	$1,067,933	1.32%	0.30%	to	3.40%	-5.04%	to	-2.05%
2014	85,074	$12.01	to	$16.06	$1,177,036	1.36%	0.30%	to	3.40%	1.09%	to	4.27%
2013	88,297	$12.03	to	$15.40	$1,188,726	1.79%	0.30%	to	3.40%	7.94%	to	11.12%
2012	77,972	$11.14	to	$13.86	$953,718	2.02%	0.30%	to	3.15%	7.92%	to	11.06%
2011	76,424	$10.32	to	$11.91	$853,935	2.47%	0.30%	to	3.15%	-3.97%	to	-1.20%
AZL MVP Fusion Conservative Fund
2015	19,010	$11.69	to	$13.94	$241,855	1.38%	0.30%	to	3.40%	-3.85%	to	-1.07%
2014	18,790	$12.15	to	$14.09	$245,047	1.49%	0.30%	to	3.40%	1.56%	to	4.49%
2013	19,269	$11.99	to	$13.49	$243,933	2.13%	0.30%	to	3.40%	4.67%	to	7.64%
2012	20,033	$11.48	to	$12.53	$238,943	1.74%	0.30%	to	3.15%	7.91%	to	10.93%
2011	16,226	$10.64	to	$11.09	$177,285	1.75%	0.30%	to	3.15%	-2.47%	to	0.34%
AZL MVP Fusion Growth Fund
2015	54,885	$11.21	to	$15.45	$691,098	1.21%	0.30%	to	3.40%	-5.45%	to	-2.52%
2014	62,226	$11.85	to	$15.85	$820,405	1.25%	0.30%	to	3.40%	0.92%	to	4.05%
2013	69,036	$11.89	to	$15.23	$892,283	1.32%	0.30%	to	3.40%	15.35%	to	18.75%
2012	71,949	$10.43	to	$12.83	$795,201	1.57%	0.30%	to	3.15%	9.92%	to	12.94%
2011	70,470	$9.48	to	$10.84	$699,725	1.78%	0.30%	to	3.15%	-7.38%	to	-4.71%
AZL MVP Fusion Moderate Fund
2015	166,400	$11.30	to	$15.57	$2,210,354	1.25%	0.30%	to	3.40%	-5.39%	to	-2.41%
2014	179,002	$11.94	to	$15.96	$2,470,502	1.27%	0.30%	to	3.40%	0.75%	to	3.93%
2013	187,341	$11.99	to	$15.35	$2,522,035	1.51%	0.30%	to	3.40%	11.60%	to	14.83%
2012	162,202	$10.74	to	$13.37	$1,920,370	1.68%	0.30%	to	3.15%	9.02%	to	12.19%
2011	157,050	$9.85	to	$11.37	$1,680,438	1.81%	0.30%	to	3.15%	-5.84%	to	-3.13%
AZL MVP Growth Index Strategy Fund
2015	91,257	$12.50	to	$14.17	$1,218,754	0.86%	0.00%	to	3.40%	-6.99%	to	3.44%
2014	71,733	$13.43	to	$14.28	$980,919	0.78%	0.00%	to	2.05%	4.31%	to	6.47%
2013	52,388	$12.88	to	$13.41	$682,445	0.00%	0.00%	to	2.05%	18.40%	to	20.85%
2012[4]	20,955	$10.88	to	$10.97	$229,135	2.06%	1.40%	to	2.05%	7.04%	to	7.95%
AZL MVP Invesco Equity and Income Fund
2015	34,549	$13.05	to	$13.52	$461,305	0.50%	1.15%	to	2.05%	-5.18%	to	-4.31%
2014	29,991	$13.76	to	$14.13	$419,756	0.38%	1.15%	to	2.05%	6.22%	to	7.19%
2013	21,022	$12.95	to	$13.19	$275,377	0.00%	1.15%	to	2.05%	21.37%	to	22.47%
2012[4]	6,781	$10.67	to	$10.77	$72,751	1.81%	1.40%	to	2.05%	5.86%	to	6.75%
AZL MVP T. Rowe Price Capital Appreciation Fund
2015	53,064	$11.12	to	$11.32	$596,732	0.00%	1.15%	to	2.05%	2.04%	to	2.97%
2014[8]	23,881	$10.90	to	$11.00	$261,656	0.25%	1.15%	to	2.05%	10.76%	to	11.69%
AZL NFJ International Value Fund
2015	153	$13.07	to	$14.74	$2,117	3.25%	0.30%	to	2.05%	-14.30%	to	-12.83%
2014	74	$15.29	to	$16.90	$1,192	2.70%	0.30%	to	2.05%	-6.86%	to	-5.54%
2013	20	$17.90	to	$17.90	$353	3.16%	0.30%	to	0.30%	11.32%	to	11.32%
2012[6]	1	$16.08	to	$16.08	$15	0.00%	0.30%	to	0.30%	3.71%	to	3.71%

92	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Oppenheimer Discovery Fund
2015	8,448	$14.33	to	$19.74	$135,725	0.00%	0.30%	to	3.40%	-1.18%	to	1.88%
2014	10,240	$14.49	to	$19.38	$165,488	0.00%	0.30%	to	3.40%	-5.52%	to	-2.59%
2013	11,947	$15.53	to	$19.89	$202,364	0.00%	0.30%	to	3.40%	40.73%	to	45.09%
2012	4,392	$11.19	to	$13.71	$51,518	0.00%	0.30%	to	3.15%	13.22%	to	16.28%
2011	4,117	$9.88	to	$11.14	$42,808	0.04%	0.30%	to	3.15%	-8.32%	to	-5.68%
AZL Pyramis Total Bond Fund
2015	4,399	$9.29	to	$10.18	$42,802	1.96%	0.30%	to	3.40%	-3.87%	to	-1.19%
2014	3,500	$9.66	to	$10.31	$34,914	1.69%	0.30%	to	3.40%	2.21%	to	5.06%
2013	1,196	$9.48	to	$9.81	$11,548	0.49%	0.30%	to	3.40%	-4.90%	to	-2.49%
2012[6]	269	$9.98	to	$10.06	$2,692	0.00%	0.30%	to	3.15%	0.37%	to	1.02%
AZL Russell 1000 Growth Index Fund
2015	793	$17.77	to	$20.71	$14,988	1.08%	0.00%	to	2.05%	2.78%	to	4.86%
2014	412	$17.28	to	$19.75	$7,763	1.08%	0.00%	to	2.05%	10.77%	to	12.21%
2013	202	$17.43	to	$17.60	$3,537	1.25%	0.00%	to	0.30%	32.08%	to	32.48%
2012	118	$13.19	to	$13.28	$1,568	0.77%	0.00%	to	0.30%	14.05%	to	14.40%
2011¹	18	$11.57	to	$11.61	$203	0.61%	0.00%	to	0.30%	1.61%	to	1.92%
AZL Russell 1000 Value Index Fund
2015	647	$15.42	to	$18.34	$10,843	1.61%	0.00%	to	2.05%	-6.32%	to	-4.42%
2014	481	$16.46	to	$19.18	$8,628	1.69%	0.00%	to	2.05%	7.92%	to	12.59%
2013	178	$16.87	to	$17.04	$3,012	2.26%	0.00%	to	0.30%	31.13%	to	31.52%
2012	99	$12.87	to	$12.96	$1,277	1.85%	0.00%	to	0.30%	16.28%	to	16.63%
2011¹	23	$11.07	to	$11.11	$257	1.49%	0.00%	to	0.30%	-0.55%	to	-0.25%
AZL S&P 500 Index Fund
2015	40,499	$10.96	to	$16.43	$540,346	1.94%	0.30%	to	3.40%	-2.38%	to	0.65%
2014	44,792	$11.07	to	$16.33	$601,514	1.19%	0.30%	to	3.40%	9.39%	to	12.78%
2013	48,245	$9.98	to	$14.48	$582,190	1.23%	0.30%	to	3.40%	27.32%	to	31.26%
2012	46,229	$7.73	to	$11.03	$429,178	1.14%	0.30%	to	3.15%	11.99%	to	15.07%
2011	42,549	$6.83	to	$8.60	$347,361	1.19%	1.00%	to	3.15%	-1.59%	to	0.54%
AZL Schroder Emerging Markets Equity Fund CL 1
2015	2,600	$8.73	to	$9.36	$19,025	1.30%	1.40%	to	2.20%	-14.59%	to	-13.91%
2014	2,931	$10.23	to	$10.87	$24,258	0.85%	1.40%	to	2.20%	-7.03%	to	-6.28%
2013	3,338	$11.00	to	$11.60	$29,590	1.00%	1.40%	to	2.20%	-4.09%	to	-3.32%
2012	3,728	$11.47	to	$12.00	$34,568	1.04%	1.40%	to	2.20%	18.86%	to	19.82%
2011	4,120	$9.65	to	$10.02	$31,777	0.96%	1.40%	to	2.20%	-18.89%	to	-18.24%
AZL Schroder Emerging Markets Equity Fund CL 2
2015	14,576	$7.27	to	$10.36	$123,173	0.97%	0.00%	to	3.40%	-15.71%	to	-12.88%
2014	17,003	$8.57	to	$11.89	$168,550	0.58%	0.00%	to	3.40%	-8.29%	to	-5.22%
2013	19,410	$9.29	to	$12.55	$207,562	0.76%	0.00%	to	3.40%	-5.28%	to	-2.10%
2012	21,422	$9.75	to	$12.81	$238,431	0.77%	0.00%	to	3.15%	17.45%	to	21.04%
2011	22,690	$8.28	to	$10.00	$212,566	0.68%	0.00%	to	3.15%	-19.83%	to	-17.27%
AZL Small Cap Stock Index Fund
2015	11,722	$12.82	to	$17.08	$167,013	0.99%	0.00%	to	3.40%	-5.66%	to	-2.49%
2014	13,621	$13.59	to	$17.51	$203,055	0.58%	0.00%	to	3.40%	1.82%	to	5.23%
2013	16,205	$13.35	to	$16.64	$234,313	0.97%	0.00%	to	3.40%	36.05%	to	40.62%
2012	16,559	$9.98	to	$11.83	$173,176	0.38%	0.00%	to	3.15%	12.37%	to	15.82%
2011	15,655	$8.88	to	$9.75	$143,752	0.53%	0.00%	to	3.15%	-2.81%	to	0.29%
AZL T. Rowe Price Capital Appreciation Fund
2015	31,709	$13.36	to	$20.44	$496,178	0.55%	0.30%	to	3.40%	1.60%	to	4.75%
2014	32,165	$13.14	to	$19.51	$492,424	0.31%	0.30%	to	3.40%	8.14%	to	11.44%
2013	35,310	$12.15	to	$17.51	$497,502	0.83%	0.30%	to	3.40%	25.72%	to	29.55%
2012	36,661	$10.05	to	$13.51	$403,218	0.36%	0.30%	to	3.15%	9.04%	to	11.98%
2011	35,162	$9.22	to	$11.24	$348,143	0.85%	0.30%	to	3.15%	-7.16%	to	-4.49%

93	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
BlackRock Equity Dividend V.I. Fund
2015	63	$15.86	to	$15.86	$993	1.44%	0.30%	to	0.30%	-1.11%	to	-1.11%
2014	66	$16.04	to	$16.04	$1,065	1.58%	0.30%	to	0.30%	8.74%	to	8.74%
2013	56	$14.75	to	$14.75	$819	2.23%	0.30%	to	0.30%	23.75%	to	23.75%
2012[6]	4	$11.92	to	$11.92	$49	0.00%	0.30%	to	0.30%	-0.63%	to	-0.63%
BlackRock Global Allocation V.I. Fund
2015	145,546	$10.08	to	$24.45	$1,646,122	1.01%	0.00%	to	3.40%	-4.26%	to	-1.00%
2014	165,328	$10.52	to	$25.50	$1,922,760	2.15%	0.00%	to	3.40%	-1.43%	to	1.93%
2013	180,235	$10.76	to	$25.00	$2,092,902	1.05%	0.00%	to	3.40%	10.65%	to	14.42%
2012	186,945	$9.70	to	$18.06	$1,930,836	1.51%	0.00%	to	3.15%	6.54%	to	9.97%
2011	177,308	$9.11	to	$16.68	$1,694,578	2.73%	0.00%	to	3.15%	-6.62%	to	-3.64%
ClearBridge Variable Aggressive Growth Portfolio
2015	95	$20.18	to	$20.18	$1,920	0.08%	0.30%	to	0.30%	-2.23%	to	-2.23%
2014	74	$20.64	to	$20.64	$1,533	0.01%	0.30%	to	0.30%	19.72%	to	19.72%
2013	31	$17.24	to	$17.24	$529	0.09%	0.30%	to	0.30%	46.93%	to	46.93%
2012[6]	1	$11.73	to	$11.73	$8	0.00%	0.30%	to	0.30%	-2.01%	to	-2.01%
Columbia Variable Portfolio – Select Smaller-Cap Value Fund
2015	2,777	$15.72	to	$17.12	$45,195	0.00%	1.15%	to	2.70%	-5.60%	to	-4.17%
2014	3,202	$16.65	to	$17.86	$54,846	0.00%	1.15%	to	2.70%	3.29%	to	4.85%
2013	3,809	$16.12	to	$17.04	$62,774	0.00%	1.15%	to	2.70%	44.67%	to	46.85%
2012	4,487	$11.15	to	$11.60	$50,772	0.00%	1.15%	to	2.70%	14.81%	to	16.56%
2011²	4,975	$9.71	to	$9.95	$48,707	0.00%	1.15%	to	2.70%	-13.97%	to	-12.89%
Columbia Variable Portfolio – Seligman Global Technology Fund
2015	70	$12.26	to	$13.60	$908	0.00%	1.15%	to	2.55%	7.84%	to	8.54%
2014	75	$11.37	to	$12.53	$906	0.00%	1.15%	to	2.55%	22.88%	to	23.68%
2013	90	$9.26	to	$10.20	$875	0.00%	1.15%	to	2.55%	23.28%	to	24.14%
2012	106	$7.51	to	$8.22	$837	0.00%	1.15%	to	2.55%	5.05%	to	5.79%
2011	119	$7.15	to	$7.77	$890	0.00%	1.15%	to	2.55%	-8.12%	to	-6.83%
Davis VA Financial Portfolio
2015	3,086	$11.64	to	$20.48	$53,716	0.81%	1.00%	to	3.40%	-1.31%	to	0.84%
2014	3,678	$14.20	to	$20.31	$64,243	1.16%	1.00%	to	3.40%	9.24%	to	11.56%
2013	4,309	$13.00	to	$18.20	$68,263	0.57%	1.00%	to	3.40%	27.06%	to	29.76%
2012	4,622	$11.12	to	$14.30	$56,878	2.01%	1.00%	to	3.15%	15.35%	to	17.64%
2011	4,844	$9.64	to	$12.16	$51,082	1.20%	1.00%	to	3.15%	-10.81%	to	-8.87%
Davis VA Real Estate Portfolio
2015	12	$32.76	to	$36.33	$416	1.59%	1.15%	to	2.55%	-0.41%	to	0.24%
2014	13	$31.46	to	$36.25	$455	1.19%	1.15%	to	2.55%	24.58%	to	25.77%
2013	15	$24.56	to	$28.82	$407	1.15%	1.15%	to	2.55%	-3.81%	to	-2.69%
2012	17	$25.53	to	$29.62	$487	1.05%	1.15%	to	2.55%	14.19%	to	15.51%
2011	28	$22.36	to	$25.64	$698	1.31%	1.15%	to	2.55%	6.16%	to	7.65%
Davis VA Value Portfolio
2015	2,976	$14.25	to	$18.24	$47,733	0.76%	1.15%	to	2.70%	-1.11%	to	0.43%
2014	3,381	$14.41	to	$18.16	$54,416	0.88%	1.15%	to	2.70%	3.23%	to	4.85%
2013	4,001	$13.96	to	$17.32	$61,460	0.83%	1.15%	to	2.70%	29.87%	to	31.90%
2012	4,626	$10.75	to	$13.13	$54,113	1.60%	1.15%	to	2.70%	10.05%	to	11.78%
2011	5,034	$9.77	to	$11.75	$52,978	0.80%	1.15%	to	2.70%	-6.72%	to	-5.27%
Dreyfus VIF Appreciation Portfolio
2015	10	$18.11	to	$18.11	$174	1.39%	0.30%	to	0.30%	-3.01%	to	-3.01%
2014	18	$18.67	to	$18.67	$339	1.74%	0.30%	to	0.30%	7.50%	to	7.50%
2013	5	$17.36	to	$17.36	$90	1.72%	0.30%	to	0.30%	20.46%	to	20.46%
2012[6]	2	$14.41	to	$14.41	$36	0.00%	0.30%	to	0.30%	-4.08%	to	-4.08%

94	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Eaton Vance VT Floating-Rate Income Fund
2015	357	$14.84	to	$14.84	$5,305	3.36%	0.30%	to	0.30%	-1.29%	to	-1.29%
2014	482	$15.04	to	$15.04	$7,243	3.16%	0.30%	to	0.30%	0.27%	to	0.27%
2013	321	$15.00	to	$15.00	$4,812	3.42%	0.30%	to	0.30%	3.54%	to	3.54%
2012[6]	21	$14.48	to	$14.48	$302	1.61%	0.30%	to	0.30%	1.34%	to	1.34%
Fidelity VIP Emerging Markets Portfolio
2015	124	$8.43	to	$8.43	$1,044	0.33%	0.30%	to	0.30%	-10.57%	to	-10.57%
2014	100	$9.42	to	$9.42	$941	0.19%	0.30%	to	0.30%	0.83%	to	0.83%
2013	41	$9.34	to	$9.34	$387	1.01%	0.30%	to	0.30%	3.39%	to	3.39%
2012[6]	7	$9.04	to	$9.04	$65	0.00%	0.30%	to	0.30%	5.32%	to	5.32%
Fidelity VIP FundsManager 50% Portfolio
2015	2,120	$11.45	to	$13.84	$27,660	0.91%	1.15%	to	3.40%	-3.07%	to	-1.16%
2014	2,222	$11.81	to	$14.00	$29,622	0.99%	1.15%	to	3.40%	1.75%	to	3.76%
2013	2,219	$11.61	to	$13.49	$28,631	0.92%	1.15%	to	3.40%	11.16%	to	13.35%
2012	1,893	$10.44	to	$11.90	$21,721	1.18%	1.15%	to	3.15%	6.74%	to	8.86%
2011¹	1,364	$9.78	to	$10.94	$14,484	4.27%	1.15%	to	3.15%	-3.75%	to	-1.81%
Fidelity VIP FundsManager 60% Portfolio
2015	8,304	$11.02	to	$13.03	$102,394	0.97%	1.15%	to	3.40%	-2.84%	to	-0.87%
2014	7,656	$11.22	to	$13.15	$96,215	1.09%	1.15%	to	3.40%	1.84%	to	4.06%
2013	7,761	$11.16	to	$12.63	$94,432	1.24%	1.15%	to	3.40%	14.78%	to	17.04%
2012	5,585	$9.72	to	$10.79	$58,571	1.40%	1.15%	to	3.15%	8.05%	to	10.19%
2011¹	4,151	$9.00	to	$9.80	$39,780	3.38%	1.15%	to	3.15%	-5.21%	to	-3.30%
Fidelity VIP Mid Cap Portfolio
2015	14	$47.28	to	$47.28	$677	0.23%	0.30%	to	0.30%	-1.92%	to	-1.92%
2014	11	$48.20	to	$48.20	$530	0.02%	0.30%	to	0.30%	5.71%	to	5.71%
2013	8	$45.60	to	$45.60	$358	0.76%	0.30%	to	0.30%	35.46%	to	35.46%
2012[6]	1	$33.66	to	$33.66	$18	0.00%	0.30%	to	0.30%	-0.04%	to	-0.04%
Fidelity VIP Strategic Income Portfolio
2015	70	$18.04	to	$18.04	$1,264	2.42%	0.30%	to	0.30%	-2.23%	to	-2.23%
2014	51	$18.45	to	$18.45	$946	3.58%	0.30%	to	0.30%	3.06%	to	3.06%
2013	25	$17.91	to	$17.91	$441	3.80%	0.30%	to	0.30%	-0.27%	to	-0.27%
2012[6]	19	$17.95	to	$17.95	$347	11.69%	0.30%	to	0.30%	1.75%	to	1.75%
Franklin Founding Funds Allocation VIP Fund
2015	12,934	$8.78	to	$12.00	$124,055	2.93%	0.30%	to	3.40%	-9.35%	to	-6.49%
2014	14,937	$9.68	to	$12.83	$156,501	2.78%	0.30%	to	3.40%	-0.59%	to	2.54%
2013	16,605	$9.72	to	$12.51	$173,221	11.83%	0.30%	to	3.40%	19.69%	to	23.40%
2012	18,723	$8.25	to	$10.14	$161,397	2.78%	0.30%	to	3.15%	11.79%	to	14.99%
2011	20,123	$7.38	to	$8.02	$153,708	0.02%	0.30%	to	3.15%	-4.59%	to	-1.84%
Franklin Global Real Estate VIP Fund
2015	2,086	$39.90	to	$60.43	$93,824	3.27%	1.15%	to	2.70%	-2.11%	to	-0.58%
2014	2,519	$40.76	to	$60.79	$115,754	0.52%	1.15%	to	2.70%	11.95%	to	13.69%
2013	2,860	$36.41	to	$53.46	$117,243	4.66%	1.15%	to	2.70%	-0.41%	to	1.18%
2012	3,032	$36.56	to	$52.86	$123,151	0.00%	1.15%	to	2.70%	24.00%	to	25.95%
2011	3,047	$29.48	to	$41.97	$97,726	7.83%	1.15%	to	2.70%	-8.16%	to	-6.73%
Franklin Growth and Income VIP Fund
2015	6,145	$35.63	to	$53.97	$186,434	3.53%	1.00%	to	2.70%	-3.55%	to	-2.00%
2014	6,897	$36.94	to	$55.10	$221,483	2.54%	1.00%	to	2.70%	6.23%	to	7.89%
2013	7,724	$34.78	to	$51.07	$236,441	2.70%	1.00%	to	2.70%	26.15%	to	28.15%
2012	8,395	$27.57	to	$39.86	$202,597	3.02%	1.00%	to	2.70%	9.23%	to	10.96%
2011	9,279	$25.24	to	$35.93	$197,927	3.85%	1.00%	to	2.70%	-0.31%	to	1.39%

95	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Franklin High Income VIP Fund
2015	7,296	$18.80	to	$47.26	$202,229	6.89%	0.00%	to	3.40%	-12.12%	to	-9.12%
2014	8,164	$22.24	to	$52.01	$254,351	6.13%	0.00%	to	3.40%	-3.27%	to	-0.02%
2013	8,853	$22.97	to	$52.02	$280,866	7.23%	0.00%	to	3.40%	4.43%	to	7.83%
2012	9,527	$23.29	to	$48.24	$285,029	6.90%	0.00%	to	3.15%	11.96%	to	15.56%
2011	9,693	$20.80	to	$33.26	$259,296	6.48%	0.00%	to	3.15%	1.33%	to	4.56%
Franklin Income VIP Fund
2015	24,497	$34.73	to	$78.00	$1,228,079	4.71%	0.30%	to	3.40%	-10.12%	to	-7.33%
2014	26,701	$38.64	to	$84.18	$1,459,501	4.98%	0.30%	to	3.40%	1.17%	to	4.30%
2013	25,905	$39.16	to	$80.70	$1,355,220	6.38%	0.30%	to	3.40%	10.30%	to	13.60%
2012	23,295	$37.29	to	$71.04	$1,058,439	6.36%	0.30%	to	3.15%	9.19%	to	12.31%
2011	19,550	$34.55	to	$53.98	$764,175	5.79%	0.30%	to	3.15%	-0.78%	to	2.08%
Franklin Large Cap Growth VIP Fund
2015	5,950	$23.39	to	$31.74	$121,524	0.36%	1.00%	to	2.70%	2.81%	to	4.42%
2014	6,801	$22.75	to	$30.39	$137,861	1.18%	1.00%	to	2.70%	9.46%	to	11.17%
2013	8,180	$20.79	to	$27.34	$144,568	1.13%	1.00%	to	2.70%	25.21%	to	27.16%
2012	8,433	$16.60	to	$21.50	$120,580	0.91%	1.00%	to	2.70%	9.36%	to	11.08%
2011	8,703	$15.18	to	$19.35	$113,265	0.76%	1.00%	to	2.70%	-4.12%	to	-2.48%
Franklin Mutual Shares VIP Fund
2015	21,969	$19.52	to	$34.56	$501,040	3.00%	0.30%	to	3.40%	-8.07%	to	-5.22%
2014	25,862	$21.23	to	$36.46	$641,380	2.01%	0.30%	to	3.40%	3.59%	to	6.80%
2013	29,953	$21.00	to	$34.14	$706,233	2.12%	0.30%	to	3.40%	24.03%	to	27.88%
2012	30,416	$17.32	to	$26.70	$565,581	2.13%	0.30%	to	3.15%	10.85%	to	13.90%
2011	29,659	$15.63	to	$21.16	$479,036	2.31%	0.30%	to	3.15%	-4.10%	to	-1.34%
Franklin Rising Dividends VIP Fund
2015	5,978	$40.43	to	$76.15	$233,718	1.54%	0.30%	to	2.70%	-6.21%	to	-3.94%
2014	6,869	$43.11	to	$79.27	$290,768	1.41%	0.30%	to	2.70%	5.83%	to	8.40%
2013	7,873	$40.73	to	$73.13	$317,905	1.65%	0.30%	to	2.70%	26.23%	to	29.30%
2012	8,321	$32.27	to	$56.56	$263,032	1.68%	0.30%	to	2.70%	8.96%	to	11.62%
2011	8,524	$29.61	to	$40.15	$246,361	1.60%	1.15%	to	2.70%	3.18%	to	4.82%
Franklin Small Cap Value VIP Fund
2015	2,217	$20.60	to	$27.10	$46,665	0.68%	1.15%	to	2.70%	-9.85%	to	-8.45%
2014	2,679	$22.85	to	$29.60	$62,779	0.66%	1.15%	to	2.70%	-2.11%	to	-0.52%
2013	3,163	$23.35	to	$29.77	$75,873	1.32%	1.15%	to	2.70%	32.61%	to	34.68%
2012	3,491	$17.61	to	$22.10	$62,885	0.80%	1.15%	to	2.70%	15.22%	to	17.09%
2011	3,749	$15.28	to	$18.89	$57,602	0.73%	1.15%	to	2.70%	-6.32%	to	-4.86%
Franklin Small-Mid Cap Growth VIP Fund
2015	3,871	$28.26	to	$38.12	$104,630	0.00%	1.15%	to	2.70%	-5.20%	to	-3.77%
2014	4,356	$29.53	to	$39.62	$124,840	0.00%	1.15%	to	2.70%	4.61%	to	6.28%
2013	4,936	$28.23	to	$37.29	$135,999	0.00%	1.15%	to	2.70%	34.47%	to	36.57%
2012	5,349	$20.99	to	$27.30	$109,406	0.00%	1.15%	to	2.70%	7.88%	to	9.58%
2011	5,753	$19.46	to	$24.92	$108,501	0.00%	1.15%	to	2.70%	-7.36%	to	-5.92%

96	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Franklin Strategic Income VIP Fund
2015	63	$22.60	to	$22.60	$1,425	6.22%	0.30%	to	0.30%	-4.16%	to	-4.16%
2014	57	$23.58	to	$23.58	$1,342	5.54%	0.30%	to	0.30%	1.56%	to	1.56%
2013	21	$23.21	to	$23.21	$478	6.47%	0.30%	to	0.30%	3.01%	to	3.01%
2012[6]	7	$22.54	to	$22.54	$162	0.00%	0.30%	to	0.30%	2.47%	to	2.47%
Franklin U.S. Government Securities VIP Fund
2015	12,951	$17.97	to	$42.38	$345,628	2.51%	0.00%	to	3.40%	-2.79%	to	0.47%
2014	13,834	$18.48	to	$42.18	$373,386	2.67%	0.00%	to	3.40%	0.03%	to	3.38%
2013	14,559	$19.42	to	$40.80	$386,979	2.90%	0.00%	to	3.40%	-5.22%	to	-2.24%
2012	17,142	$20.49	to	$41.73	$469,379	2.71%	0.00%	to	3.15%	-1.24%	to	1.89%
2011	17,576	$20.75	to	$32.62	$475,595	3.14%	0.00%	to	3.15%	2.41%	to	5.68%
Invesco V.I. American Franchise Fund
2015	171	$12.52	to	$46.44	$4,345	0.00%	1.15%	to	2.55%	2.78%	to	3.81%
2014	200	$12.18	to	$44.73	$4,846	0.03%	1.15%	to	2.55%	5.92%	to	7.20%
2013	234	$11.48	to	$41.73	$5,282	0.37%	1.15%	to	2.55%	36.61%	to	38.53%
2012	283	$7.76	to	$30.12	$4,505	0.00%	1.15%	to	2.55%	-4.35%	to	12.09%
2011	194	$7.02	to	$8.15	$1,493	0.00%	1.15%	to	2.55%	-8.74%	to	-7.46%
Invesco V.I. American Value Fund
2015	16	$30.99	to	$30.99	$484	0.01%	0.30%	to	0.30%	-9.63%	to	-9.63%
2014	9	$34.29	to	$34.29	$310	0.22%	0.30%	to	0.30%	9.15%	to	9.15%
2013	6	$31.41	to	$31.41	$180	0.69%	0.30%	to	0.30%	33.53%	to	33.53%
2012[6]	1	$23.53	to	$23.53	$13	0.00%	0.30%	to	0.30%	1.37%	to	1.37%
Invesco V.I. Balanced-Risk Allocation Fund
2015	65	$17.20	to	$17.20	$1,125	3.94%	0.30%	to	0.30%	-4.69%	to	-4.69%
2014	73	$18.04	to	$18.04	$1,310	0.00%	0.30%	to	0.30%	5.39%	to	5.39%
2013	63	$17.12	to	$17.12	$1,083	2.10%	0.30%	to	0.30%	1.11%	to	1.11%
2012[6]	13	$16.93	to	$16.93	$221	1.41%	0.30%	to	0.30%	0.01%	to	0.01%
Invesco V.I. Core Equity Fund
2015	112	$13.64	to	$15.63	$1,658	1.08%	1.15%	to	2.55%	-8.14%	to	-6.85%
2014	129	$14.85	to	$16.78	$2,066	0.84%	1.15%	to	2.55%	5.42%	to	6.91%
2013	152	$14.09	to	$15.69	$2,278	1.34%	1.15%	to	2.55%	25.99%	to	27.77%
2012	177	$11.18	to	$12.28	$2,096	0.92%	1.15%	to	2.55%	11.00%	to	12.57%
2011	202	$10.07	to	$10.91	$2,133	0.91%	1.15%	to	2.55%	-2.57%	to	-1.20%
Invesco V.I. Growth and Income Fund
2015	11	$21.40	to	$24.12	$261	2.84%	1.15%	to	2.55%	-4.89%	to	-4.17%
2014	12	$22.50	to	$25.17	$299	1.80%	1.15%	to	2.55%	8.20%	to	9.02%
2013	12	$20.79	to	$23.08	$291	1.51%	1.15%	to	2.55%	31.56%	to	32.55%
2012	13	$15.81	to	$17.42	$231	1.30%	1.15%	to	2.55%	12.46%	to	13.32%
2011	16	$14.05	to	$15.37	$253	1.11%	1.15%	to	2.55%	-4.47%	to	-3.13%
Invesco V.I. International Growth Fund
2015	39	$11.96	to	$12.96	$474	1.49%	1.15%	to	2.55%	-4.18%	to	-3.70%
2014	43	$12.49	to	$13.45	$548	1.58%	1.15%	to	2.55%	-1.56%	to	-1.06%
2013	46	$12.68	to	$13.60	$591	1.20%	1.15%	to	2.55%	16.77%	to	17.36%
2012	52	$10.86	to	$11.59	$573	1.41%	1.15%	to	2.55%	13.35%	to	13.92%
2011	57	$9.58	to	$10.48	$556	2.03%	1.15%	to	2.55%	-9.08%	to	-7.80%
Ivy Funds VIP Asset Strategy Portfolio
2015	38	$57.22	to	$57.22	$2,161	0.40%	0.30%	to	0.30%	-8.62%	to	-8.62%
2014	53	$62.62	to	$62.62	$3,307	0.50%	0.30%	to	0.30%	-5.55%	to	-5.55%
2013	32	$66.30	to	$66.30	$2,122	1.51%	0.30%	to	0.30%	24.76%	to	24.76%
2012[6]	6	$53.14	to	$53.14	$309	0.00%	0.30%	to	0.30%	3.40%	to	3.40%
Ivy Funds VIP Energy Portfolio
2015	44	$10.44	to	$10.44	$459	0.05%	0.30%	to	0.30%	-22.38%	to	-22.38%
2014	66	$13.45	to	$13.45	$887	0.00%	0.30%	to	0.30%	-10.83%	to	-10.83%
2013	22	$15.09	to	$15.09	$335	0.00%	0.30%	to	0.30%	27.37%	to	27.37%
2012[6]	2	$11.84	to	$11.84	$25	0.00%	0.30%	to	0.30%	-3.83%	to	-3.83%

97	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Ivy Funds VIP Global Natural Resources Portfolio
2015	15	$10.11	to	$10.11	$147	0.14%	0.30%	to	0.30%	-22.63%	to	-22.63%
2014	29	$13.06	to	$13.06	$376	0.00%	0.30%	to	0.30%	-13.30%	to	-13.30%
2013	8	$15.07	to	$15.07	$124	0.00%	0.30%	to	0.30%	7.48%	to	7.48%
2012[6]	3	$14.02	to	$14.02	$46	0.00%	0.30%	to	0.30%	-3.12%	to	-3.12%
Ivy Funds VIP Growth Portfolio
2015	2	$163.56	to	$163.56	$359	0.10%	0.30%	to	0.30%	6.85%	to	6.85%
2014	1	$153.08	to	$153.08	$227	0.37%	0.30%	to	0.30%	11.48%	to	11.48%
2013	1	$137.32	to	$137.32	$123	0.44%	0.30%	to	0.30%	36.05%	to	36.05%
2012[6]	1	$100.94	to	$100.94	$54	0.00%	0.30%	to	0.30%	-1.83%	to	-1.83%
Ivy Funds VIP Mid Cap Growth Portfolio
2015	22	$26.55	to	$26.55	$579	0.00%	0.30%	to	0.30%	-6.06%	to	-6.06%
2014	22	$28.27	to	$28.27	$635	0.00%	0.30%	to	0.30%	7.55%	to	7.55%
2013	18	$26.28	to	$26.28	$478	0.00%	0.30%	to	0.30%	29.55%	to	29.55%
2012[6]	1	$20.29	to	$20.29	$14	0.00%	0.30%	to	0.30%	0.74%	to	0.74%
Ivy Funds VIP Science and Technology Portfolio
2015	17	$113.28	to	$113.28	$1,979	0.00%	0.30%	to	0.30%	-3.17%	to	-3.17%
2014	12	$116.99	to	$116.99	$1,437	0.00%	0.30%	to	0.30%	2.60%	to	2.60%
2013	8	$114.03	to	$114.03	$913	0.00%	0.30%	to	0.30%	55.92%	to	55.92%
2012[6]	—	$73.13	to	$73.13	$11	0.00%	0.30%	to	0.30%	0.01%	to	0.01%
Jennison Portfolio
2015	621	$17.56	to	$18.95	$11,281	0.00%	1.15%	to	2.70%	8.18%	to	9.65%
2014	715	$16.19	to	$17.29	$11,905	0.00%	1.15%	to	2.70%	6.72%	to	8.22%
2013	831	$15.17	to	$15.97	$12,890	0.00%	1.15%	to	2.70%	33.52%	to	35.41%
2012	919	$11.36	to	$11.80	$10,603	0.00%	1.15%	to	2.70%	12.68%	to	14.28%
2011	935	$10.08	to	$10.34	$9,509	0.00%	1.15%	to	2.70%	-2.74%	to	-1.23%
JPMorgan Insurance Trust Core Bond Portfolio
2015	944	$7.61	to	$13.75	$12,194	2.73%	0.30%	to	2.05%	-1.13%	to	0.56%
2014	276	$7.57	to	$13.79	$3,380	0.92%	0.30%	to	2.05%	1.40%	to	4.40%
2013	28	$7.25	to	$7.25	$205	1.92%	0.30%	to	0.30%	-2.03%	to	-2.03%
2012[6]	4	$7.40	to	$7.40	$31	0.00%	0.30%	to	0.30%	0.77%	to	0.77%
JPMorgan Insurance Trust U.S. Equity Portfolio
2015	4	$25.17	to	$26.03	$96	1.12%	1.15%	to	2.55%	-1.03%	to	-0.54%
2014	4	$25.43	to	$26.17	$113	1.05%	1.15%	to	2.55%	11.76%	to	12.32%
2013	7	$22.76	to	$23.30	$155	1.57%	1.15%	to	2.55%	33.65%	to	34.32%
2012	12	$17.03	to	$17.51	$202	1.49%	1.15%	to	2.55%	15.42%	to	16.29%
2011	14	$14.75	to	$15.05	$207	1.35%	1.15%	to	2.55%	-4.33%	to	-2.99%
Lazard Retirement International Equity Portfolio
2015	26	$18.58	to	$18.58	$480	1.59%	0.30%	to	0.30%	1.44%	to	1.44%
2014	17	$18.31	to	$18.31	$306	1.89%	0.30%	to	0.30%	-4.49%	to	-4.49%
2013	10	$19.17	to	$19.17	$187	2.91%	0.30%	to	0.30%	20.40%	to	20.40%
2012[6]	1	$15.92	to	$15.92	$10	0.00%	0.30%	to	0.30%	2.96%	to	2.96%
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
2015	19	$36.44	to	$36.44	$687	0.00%	0.30%	to	0.30%	-2.68%	to	-2.68%
2014	18	$37.44	to	$37.44	$691	0.00%	0.30%	to	0.30%	10.70%	to	10.70%
2013	7	$33.83	to	$33.83	$241	0.00%	0.30%	to	0.30%	34.86%	to	34.86%
2012[6]	—	$0.00	to	$0.00	$0	0.00%	0.30%	to	0.30%	0.00%	to	0.00%
MFS VIT II International Value Portfolio
2015	141	$14.30	to	$14.30	$2,015	1.77%	0.30%	to	0.30%	6.00%	to	6.00%
2014	113	$13.49	to	$13.49	$1,523	1.85%	0.30%	to	0.30%	0.83%	to	0.83%
2013	69	$13.38	to	$13.38	$929	1.74%	0.30%	to	0.30%	27.25%	to	27.25%
2012[6]	21	$10.52	to	$10.52	$215	0.00%	0.30%	to	0.30%	1.88%	to	1.88%
MFS VIT Total Return Bond Portfolio
2015	1,060	$15.84	to	$20.70	$18,177	3.36%	0.30%	to	2.05%	-2.55%	to	-0.88%
2014	717	$16.25	to	$20.88	$12,363	2.73%	0.30%	to	2.05%	1.30%	to	5.30%
2013	9	$19.83	to	$19.83	$171	1.03%	0.30%	to	0.30%	-1.58%	to	-1.58%
2012[6]	3	$20.15	to	$20.15	$64	0.00%	0.30%	to	0.30%	1.44%	to	1.44%

98	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
MFS VIT Utilities Portfolio
2015	14	$23.79	to	$23.79	$341	4.97%	0.30%	to	0.30%	-15.01%	to	-15.01%
2014	30	$27.99	to	$27.99	$846	2.40%	0.30%	to	0.30%	12.13%	to	12.13%
2013	14	$24.96	to	$24.96	$362	2.41%	0.30%	to	0.30%	19.85%	to	19.85%
2012[6]	3	$20.83	to	$20.83	$70	0.00%	0.30%	to	0.30%	1.63%	to	1.63%
Oppenheimer Global Fund/VA
2015	3,121	$16.66	to	$21.33	$57,760	1.30%	1.15%	to	2.70%	1.18%	to	2.76%
2014	3,661	$16.47	to	$20.76	$66,515	1.10%	1.15%	to	2.70%	-0.43%	to	1.12%
2013	4,370	$16.54	to	$20.53	$78,948	1.39%	1.15%	to	2.70%	23.91%	to	25.85%
2012	5,001	$13.35	to	$16.31	$72,331	2.13%	1.15%	to	2.70%	18.02%	to	19.87%
2011	5,547	$11.31	to	$13.61	$67,438	1.34%	1.15%	to	2.70%	-10.73%	to	-9.34%
Oppenheimer Global Multi-Alternatives Fund/VA
2015	6	$10.05	to	$10.05	$60	0.11%	0.30%	to	0.30%	-3.97%	to	-3.97%
2014[9]	6	$10.47	to	$10.47	$60	6.08%	0.30%	to	0.30%	-0.16%	to	-0.16%
Oppenheimer Global Strategic Income Fund/VA
2015	158	$19.55	to	$27.79	$3,709	5.89%	1.15%	to	2.70%	-4.86%	to	-3.38%
2014	197	$20.55	to	$28.76	$4,801	4.36%	1.15%	to	2.70%	0.10%	to	1.66%
2013	245	$20.53	to	$28.29	$5,952	4.77%	1.15%	to	2.70%	-2.79%	to	-1.27%
2012[7]	255	$21.12	to	$28.66	$6,271	0.00%	1.15%	to	2.70%	1.30%	to	1.58%
Oppenheimer International Growth Fund/VA
2015	80	$22.50	to	$22.50	$1,805	0.84%	0.30%	to	0.30%	2.80%	to	2.80%
2014	52	$21.89	to	$21.89	$1,131	1.01%	0.30%	to	0.30%	-7.43%	to	-7.43%
2013	43	$23.64	to	$23.64	$1,012	0.43%	0.30%	to	0.30%	25.34%	to	25.34%
2012[6]	1	$18.86	to	$18.86	$17	0.00%	0.30%	to	0.30%	3.79%	to	3.79%
Oppenheimer Main Street Fund/VA
2015	3,611	$12.90	to	$16.52	$50,560	0.93%	1.15%	to	2.70%	0.58%	to	2.15%
2014	4,183	$12.83	to	$16.17	$58,029	0.83%	1.15%	to	2.70%	7.75%	to	9.44%
2013	4,890	$11.91	to	$14.78	$62,684	1.11%	1.15%	to	2.70%	28.26%	to	30.27%
2012	5,515	$9.28	to	$11.34	$54,654	0.95%	1.15%	to	2.70%	13.74%	to	15.53%
2011	6,036	$8.16	to	$9.82	$52,181	0.89%	1.15%	to	2.70%	-2.67%	to	-1.15%
PIMCO VIT All Asset Portfolio
2015	27,802	$11.53	to	$16.37	$386,197	3.19%	0.30%	to	3.40%	-11.99%	to	-9.26%
2014	33,504	$13.10	to	$18.04	$521,382	5.10%	0.30%	to	3.40%	-2.84%	to	0.17%
2013	37,842	$13.67	to	$18.01	$596,231	4.62%	0.30%	to	3.40%	-2.89%	to	-0.03%
2012	38,608	$14.07	to	$18.01	$615,879	5.57%	0.30%	to	3.15%	11.36%	to	14.60%
2011	29,815	$12.63	to	$15.78	$418,614	7.33%	0.30%	to	3.15%	-1.20%	to	1.65%
PIMCO VIT CommodityRealReturn Strategy Portfolio
2015	11,550	$4.67	to	$6.64	$60,787	4.61%	0.00%	to	3.40%	-28.15%	to	-25.70%
2014	11,758	$6.49	to	$8.93	$85,039	0.35%	0.00%	to	3.40%	-21.11%	to	-18.42%
2013	13,272	$8.33	to	$10.95	$119,719	1.77%	0.00%	to	3.40%	-17.51%	to	-14.70%
2012	14,753	$10.20	to	$12.84	$158,971	2.75%	0.00%	to	3.15%	2.26%	to	5.39%
2011	15,816	$9.97	to	$12.35	$164,329	14.18%	0.00%	to	3.15%	-10.42%	to	-7.56%
PIMCO VIT Emerging Markets Bond Portfolio
2015	9,927	$12.98	to	$26.03	$151,518	5.30%	0.00%	to	3.40%	-5.47%	to	-2.25%
2014	10,363	$13.73	to	$27.04	$164,263	5.25%	0.00%	to	3.40%	-1.82%	to	1.52%
2013	11,605	$14.16	to	$27.05	$184,380	5.00%	0.00%	to	3.40%	-9.90%	to	-6.97%
2012	12,792	$15.71	to	$29.53	$221,822	4.92%	0.00%	to	3.15%	14.23%	to	17.90%
2011	13,072	$13.75	to	$25.44	$195,769	5.33%	0.00%	to	3.15%	3.04%	to	6.32%

99	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
PIMCO VIT Global Advantage Strategy Bond Portfolio
2015	9,644	$8.20	to	$9.03	$85,445	1.99%	1.15%	to	3.40%	-8.02%	to	-6.11%
2014	8,913	$9.01	to	$9.62	$84,398	1.94%	1.15%	to	3.40%	-4.36%	to	-2.61%
2013	7,790	$9.42	to	$9.88	$76,097	1.53%	1.15%	to	3.40%	-5.96%	to	-4.25%
2012	5,952	$10.00	to	$10.32	$60,860	1.21%	1.40%	to	3.15%	2.93%	to	4.97%
2011[3]	2,936	$9.71	to	$9.83	$28,743	0.67%	1.40%	to	3.15%	-2.98%	to	-1.69%
PIMCO VIT Global Bond Portfolio
2015	6,853	$10.19	to	$17.59	$81,007	1.84%	0.00%	to	3.40%	-7.15%	to	-4.03%
2014	7,942	$11.13	to	$18.61	$99,662	2.46%	0.00%	to	3.40%	-0.91%	to	2.26%
2013	8,864	$11.23	to	$18.49	$110,809	1.07%	0.00%	to	3.40%	-11.32%	to	-8.48%
2012	9,946	$12.67	to	$20.51	$138,083	1.63%	0.00%	to	3.15%	3.61%	to	6.95%
2011	10,926	$12.23	to	$19.48	$144,226	2.55%	0.00%	to	3.15%	4.25%	to	7.56%
PIMCO VIT Global Dividend Portfolio
2015	29,644	$4.78	to	$11.74	$302,739	4.98%	0.30%	to	3.40%	-11.97%	to	-9.29%
2014	35,139	$5.37	to	$12.94	$405,078	0.00%	0.30%	to	3.40%	-2.37%	to	0.60%
2013	40,736	$5.44	to	$12.87	$476,338	2.14%	0.30%	to	3.40%	15.44%	to	18.84%
2012	45,670	$10.07	to	$10.83	$445,806	0.86%	0.30%	to	3.00%	6.51%	to	9.44%
2011	47,479	$4.34	to	$9.78	$429,270	0.15%	0.30%	to	3.00%	-7.53%	to	-5.00%
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio
2015	19,143	$9.39	to	$11.52	$198,490	1.66%	0.00%	to	3.40%	-3.38%	to	-0.14%
2014	21,156	$9.79	to	$11.53	$223,644	2.48%	0.00%	to	3.40%	1.45%	to	4.70%
2013	26,261	$9.67	to	$11.02	$269,541	3.22%	0.00%	to	3.40%	-10.68%	to	-7.87%
2012	29,065	$10.83	to	$11.96	$329,118	3.61%	0.00%	to	3.15%	5.53%	to	8.87%
2011	27,276	$10.26	to	$10.71	$288,375	1.91%	0.00%	to	3.15%	-4.77%	to	-1.73%
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio
2015	9,088	$9.34	to	$9.65	$86,696	1.41%	1.15%	to	2.05%	-3.07%	to	-2.18%
2014	8,141	$9.63	to	$9.87	$79,643	3.42%	1.15%	to	2.05%	2.75%	to	3.69%
2013	7,399	$9.37	to	$9.52	$70,046	1.94%	1.15%	to	2.05%	-8.02%	to	-7.19%
2012[5]	2,908	$10.19	to	$10.25	$29,750	3.15%	1.40%	to	2.05%	2.14%	to	2.76%
PIMCO VIT High Yield Portfolio
2015	35,057	$14.37	to	$24.94	$666,629	5.27%	0.00%	to	3.40%	-4.89%	to	-1.64%
2014	36,343	$15.11	to	$25.36	$710,595	5.30%	0.00%	to	3.40%	-0.05%	to	3.35%
2013	37,328	$15.12	to	$24.54	$713,827	5.45%	0.00%	to	3.40%	2.26%	to	5.74%
2012	31,163	$15.45	to	$23.21	$565,614	5.78%	0.00%	to	3.15%	10.77%	to	14.33%
2011	22,416	$13.94	to	$17.70	$356,740	6.97%	0.00%	to	3.15%	0.16%	to	3.36%
PIMCO VIT Low Duration Portfolio
2015	122	$18.23	to	$18.23	$2,216	3.39%	0.30%	to	0.30%	0.01%	to	0.01%
2014	111	$18.23	to	$18.23	$2,031	1.15%	0.30%	to	0.30%	0.55%	to	0.55%
2013	72	$18.13	to	$18.13	$1,301	1.35%	0.30%	to	0.30%	-0.43%	to	-0.43%
2012[6]	11	$18.21	to	$18.21	$195	0.00%	0.30%	to	0.30%	0.63%	to	0.63%
PIMCO VIT Real Return Portfolio
2015	30,107	$11.61	to	$20.34	$415,245	3.96%	0.00%	to	3.40%	-5.96%	to	-2.71%
2014	32,945	$12.32	to	$21.23	$474,287	1.42%	0.00%	to	3.40%	-0.35%	to	3.10%
2013	35,539	$12.33	to	$20.92	$503,864	1.60%	0.00%	to	3.40%	-12.08%	to	-9.22%
2012	40,380	$14.02	to	$23.40	$637,500	1.05%	0.00%	to	3.15%	5.37%	to	8.76%
2011	33,160	$13.30	to	$21.85	$485,724	2.04%	0.00%	to	3.15%	8.22%	to	11.67%

100	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
PIMCO VIT Total Return Portfolio
2015	59,233	$13.86	to	$25.24	$1,112,265	4.91%	0.00%	to	3.40%	-2.86%	to	0.45%
2014	63,374	$14.26	to	$25.12	$1,202,265	2.18%	0.00%	to	3.40%	0.90%	to	4.28%
2013	69,691	$14.13	to	$24.09	$1,286,559	2.20%	0.00%	to	3.40%	-5.14%	to	-1.96%
2012	76,902	$16.36	to	$24.57	$1,460,992	2.57%	0.00%	to	3.15%	6.19%	to	9.60%
2011	63,309	$15.40	to	$19.55	$1,105,286	2.63%	0.00%	to	3.15%	0.41%	to	3.61%
PIMCO VIT Unconstrained Bond Portfolio
2015	22,055	$9.15	to	$10.68	$219,313	3.38%	0.00%	to	3.40%	-4.88%	to	-1.69%
2014	22,998	$9.68	to	$10.86	$235,849	1.08%	0.00%	to	3.40%	-0.15%	to	3.05%
2013	20,873	$9.69	to	$10.54	$210,810	0.56%	0.00%	to	3.40%	-4.18%	to	-1.12%
2012	10,161	$10.12	to	$10.66	$105,407	0.96%	0.00%	to	3.15%	4.44%	to	7.75%
2011[3]	3,845	$9.70	to	$9.82	$37,631	0.99%	0.00%	to	3.15%	-3.10%	to	-1.05%
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
2015	22	$12.83	to	$12.83	$277	0.66%	0.30%	to	0.30%	-5.72%	to	-5.72%
2014	32	$13.61	to	$13.61	$431	1.71%	0.30%	to	0.30%	6.05%	to	6.05%
2013	15	$12.84	to	$12.84	$197	1.43%	0.30%	to	0.30%	17.77%	to	17.77%
2012[6]	—	$0.00	to	$0.00	$0	0.00%	0.30%	to	0.30%	0.00%	to	0.00%
RCM Dynamic Multi-Asset Plus VIT Portfolio
2015[10]	619	$9.16	to	$9.22	$5,697	0.00%	1.15%	to	2.05%	-8.35%	to	-7.82%
SP International Growth Portfolio
2015	753	$6.92	to	$8.60	$5,655	0.00%	1.15%	to	2.70%	0.44%	to	1.91%
2014	875	$6.89	to	$8.44	$6,492	0.00%	1.15%	to	2.70%	-8.53%	to	-7.19%
2013	1,053	$7.53	to	$9.10	$8,489	0.00%	1.15%	to	2.70%	15.47%	to	17.16%
2012	1,147	$6.52	to	$7.77	$7,901	0.00%	1.15%	to	2.70%	18.72%	to	20.46%
2011	1,130	$5.46	to	$6.45	$6,454	0.45%	1.15%	to	2.70%	-17.57%	to	-16.28%
T. Rowe Price Blue Chip Growth Portfolio
2015	101	$28.16	to	$28.16	$2,849	0.00%	0.30%	to	0.30%	10.47%	to	10.47%
2014	85	$25.49	to	$25.49	$2,175	0.00%	0.30%	to	0.30%	8.51%	to	8.51%
2013	76	$23.49	to	$23.49	$1,782	0.00%	0.30%	to	0.30%	40.43%	to	40.43%
2012[6]	26	$16.73	to	$16.73	$430	0.00%	0.30%	to	0.30%	-2.74%	to	-2.74%
T. Rowe Price Equity Income Portfolio
2015	69	$20.81	to	$20.81	$1,441	1.54%	0.30%	to	0.30%	-7.38%	to	-7.38%
2014	77	$22.46	to	$22.46	$1,731	1.51%	0.30%	to	0.30%	6.78%	to	6.78%
2013	71	$21.04	to	$21.04	$1,498	1.47%	0.30%	to	0.30%	29.02%	to	29.02%
2012[6]	23	$16.31	to	$16.31	$368	2.24%	0.30%	to	0.30%	0.46%	to	0.46%
T. Rowe Price Health Sciences Portfolio
2015	35	$62.82	to	$62.82	$2,213	0.00%	0.30%	to	0.30%	12.13%	to	12.13%
2014	35	$56.02	to	$56.02	$1,942	0.00%	0.30%	to	0.30%	30.83%	to	30.83%
2013	13	$42.82	to	$42.82	$565	0.00%	0.30%	to	0.30%	50.06%	to	50.06%
2012[6]	3	$28.54	to	$28.54	$76	0.00%	0.30%	to	0.30%	-2.02%	to	-2.02%

101	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Templeton Foreign VIP Fund
2015	5,924	$20.17	to	$29.22	$121,362	3.38%	1.00%	to	2.70%	-8.98%	to	-7.56%
2014	6,658	$22.16	to	$31.61	$150,834	2.01%	1.00%	to	2.70%	-13.50%	to	-12.12%
2013	7,361	$25.62	to	$35.98	$192,860	2.48%	1.00%	to	2.70%	19.69%	to	21.56%
2012	7,989	$21.40	to	$30.55	$173,861	3.10%	1.00%	to	2.70%	15.07%	to	17.05%
2011	8,651	$18.60	to	$26.10	$161,623	1.86%	1.00%	to	2.70%	-13.01%	to	-11.52%
Templeton Global Bond VIP Fund
2015	18,520	$28.26	to	$67.48	$808,810	7.89%	0.00%	to	3.40%	-7.41%	to	-4.30%
2014	19,274	$30.53	to	$70.51	$886,197	5.06%	0.00%	to	3.40%	-1.47%	to	1.83%
2013	18,996	$30.98	to	$69.25	$865,674	4.78%	0.00%	to	3.40%	-1.67%	to	1.63%
2012	16,960	$32.66	to	$68.14	$757,251	6.39%	0.00%	to	3.15%	11.48%	to	15.07%
2011	13,756	$29.30	to	$47.85	$531,186	5.44%	0.00%	to	3.15%	-3.94%	to	-0.87%
Templeton Growth VIP Fund
2015	15,403	$18.97	to	$36.02	$345,140	2.65%	0.30%	to	3.40%	-9.57%	to	-6.77%
2014	17,957	$20.97	to	$38.64	$446,037	1.40%	0.30%	to	3.40%	-6.02%	to	-3.11%
2013	19,932	$22.97	to	$39.88	$522,336	2.75%	0.30%	to	3.40%	26.51%	to	30.43%
2012	19,953	$18.64	to	$30.57	$405,132	2.06%	0.30%	to	3.15%	17.47%	to	20.70%
2011	18,953	$15.87	to	$22.06	$315,498	1.43%	0.30%	to	3.15%	-9.85%	to	-7.25%

*

These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as M&E and administrative charges that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Net investment income ratios may be calculated by applying applicable expense ratios.

**

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated, based on the products available to the policyholders. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units such as the contract maintenance charges and rider charges for the optional benefits Investment Protector and Income Protector, the account fee for the Income Advantage Account, and expenses of the underlying funds are excluded. Rider charges and account fees are calculated daily beginning on the day after the rider/account effective date and deducted for each quarter on the earlier of the following: at the end of the Business Day immediately before the Quarterly Anniversary, or when the final rider charge is deducted. The rider charges for the optional benefits Investment Protector, Income Protector and Income Focus range between 1.10% and 1.50% and are excluded from the expense ratio. The account fees for Income Advantage Account are 1.00% for Single Income Advantage Payments and 1.15% for Joint Income Advantage Payments and are excluded from the expense ratio. Please refer to footnote 2 for further details related to these rider charges. Mortality and expense risk and administrative charges for all funds in annuitized contracts range between 1.00% and 1.75% and are excluded from the expense ratio.

***

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect contract expenses of the Variable Account for products held at the time by policyholders. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Variable Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum values. Based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract returns are not within the ranges presented and are not annualized.

****

Units Outstanding excludes units for annuitized contracts and Seed Shares. Total Net Assets includes the net assets of the annuitized contracts and Seed Shares. Total net assets of annuitized contracts at December 31, 2015, 2014, 2013, 2012, and 2011, are $10,379, $10,039, $10,180, $6,420, and $6,117, respectively.

1.	Period from January 21, 2011 (fund commencement) to December 31, 2011
2.	Period from March 11, 2011 (fund commencement) to December 31, 2011
3.	Period from May 2, 2011 (fund commencement) to December 31, 2011
4.	Period from January 23, 2012 (fund commencement) to December 31, 2012
5.	Period from April 30, 2012 (fund commencement) to December 31, 2012
6.	Period from September 17, 2012 (fund commencement) to December 31, 2012
7.	Period from October 26, 2012 (fund commencement) to December 31, 2012
8.	Period from January 27, 2014 (fund commencement) to December 31, 2014
9.	Period from April 28, 2014 (fund commencement) to December 31, 2014
10.	Period from April 27, 2015 (fund commencement) to December 31, 2015

102	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2015

7.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events through March 24, 2016, which is the date the financial statements were available to be issued. No material subsequent events have occurred since December 31, 2015, that require adjustment to the financial statements.

103